UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Isoray, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

_______________, 2022

Dear Stockholder:

You are cordially invited to attend the Fiscal 2023 Annual Meeting of Stockholders, and any adjournment, postponement or other delay thereof (the “Annual Meeting”), of Isoray, Inc., a Delaware corporation (“Isoray” or the “Company”), which will be held at the office of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016 at 12:00 p.m. Arizona Time on Tuesday, December 13, 2022.

The Company has entered into an Agreement and Plan of Merger (as amended by that certain First Amendment dated October 21, 2022, and as may be further amended from time to time, the “Merger Agreement”), dated as of September 27, 2022, by and among the Company, Isoray Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), and Viewpoint Molecular Targeting, Inc., a Delaware corporation (the “Target Company” or “Viewpoint”), pursuant to which Merger Sub will be merged with and into the Target Company, with the Target Company continuing as the surviving entity and becoming a wholly owned subsidiary of the Company (such transaction being the “Merger”). At the effective time of the Merger (the “Effective Time”), (a) each issued and outstanding share of common stock of the Target Company will be converted into the right to receive: (i) 3.3212 (the “Exchange Ratio”) shares of common stock of the Company (the “Company Common Stock”), rounded to the nearest whole share (the “Exchange Shares”), (ii) any cash in lieu of fractional shares of Company Common Stock payable pursuant to Section 2.2(d) of the Merger Agreement, and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of the common stock of the Target Company (“Target Company Common Stock”) in accordance with Section 2.3(b) of the Merger Agreement, and (b) each issued and outstanding share of Common Stock of the Merger Sub will be converted into and become one newly issued share of Common Stock of the surviving corporation and shall constitute the only outstanding shares of capital stock of the surviving corporation.

At the Annual Meeting, you will also be asked to vote on several proposals, including approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares of Common Stock (the “Certificate Amendment Proposal”); approval of the issuance by the Company of Common Stock pursuant to the Merger Agreement in an amount equal to 20% or more of the amount of the Company’s issued and outstanding shares of Common Stock immediately prior to such issuance for purposes of complying with applicable NYSE American rules (the “NYSE American Proposal”); approval of an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock available for awards under the Plan to 46,000,000 (the “Equity Incentive Plan Amendment Proposal”); the election of directors (the “Election Proposal”); the ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the current fiscal year (the “Auditor Ratification Proposal”); an advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”); and a proposal to adjourn or postpone the Annual Meeting in order to take such actions as the Board determines are necessary or appropriate, including to ensure that any necessary supplement or amendment to the Proxy Statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposal to adopt the Certificate Amendment Proposal, the NYSE American Proposal, or the Equity Incentive Plan Amendment Proposal (the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” the Certificate Amendment Proposal, “FOR” the NYSE American Proposal, “FOR” the Equity Incentive Plan Amendment Proposal, “FOR ALL” on the Election Proposal, “FOR the Auditor Ratification Proposal, “FOR” the Say-on-Pay Proposal, and “FOR” the other proposals to be submitted to the stockholders at the Annual Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement describes the Merger Agreement, the Merger, and related agreements, which are included for consideration of the Certificate Amendment Proposal, the NYSE American Proposal, the Equity Incentive Plan Amendment Proposal, as well as the rest of the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, Isoray Medical, Inc. Directors and officers of the Company are expected to be present to respond to appropriate questions from stockholders. This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on _______________, 2022, to stockholders of record on October 20, 2022.

The Company’s principal executive office is 350 Hills Street, Suite 106, Richland, Washington 99354. Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2022, is contained in our Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2022.

As we have done in the past, this year, in accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. The Merger cannot be completed unless the amendment to the Certificate of Incorporation is adopted by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote (which is greater than simply a majority of those shares present in person or by proxy at the Annual Meeting), because completion of the Merger requires the issuance of more shares of Company Common Stock than are authorized under the Company’s current Certificate of Incorporation. If you fail to vote on the amendment to the Certificate of Incorporation, the effect will be the same as a vote against adoption of the amendment to the Certificate of Incorporation. Additionally, approval of the NYSE American Proposal and the Equity Incentive Plan Amendment Proposal by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy is necessary to complete the Merger. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-served basis. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Lori A. Woods

Chief Executive Officer

350 Hills Street, Suite 106

Richland, Washington 99354

www.Isoray.com

Neither the SEC nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger, or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TIME AND DATE	12:00 p.m., Arizona Time, on Tuesday, December 13, 2022.

PLACE	Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

ITEMS OF BUSINESS	1.

To consider and vote on a proposal (the “Certificate Amendment Proposal”) to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares.

2.

To consider and vote on a proposal (the “NYSE American Proposal”), for purposes of complying with applicable NYSE American rules, to approve the issuance by the Company of shares of Common Stock, par value $0.001 per share, in an amount equal to 20% or more of the amount of Company Common Stock issued and outstanding immediately prior to such issuance pursuant to the terms of the Merger Agreement, in an amount necessary to complete the Merger and the other transactions contemplated by the Merger Agreement.

3.

To consider and vote on a proposal (the “Equity Incentive Plan Amendment Proposal”) to approve an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock available for awards under the Plan to 46,000,000 shares.

4.

To consider and vote on a proposal (the “Election Proposal”) to approve the election of four directors to hold office until the Fiscal 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.

	5.	To ratify the appointment of Assure CPA, LLC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023 (the “Auditor Ratification Proposal”).

6.

To hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission in this Proxy Statement under the caption “Executive Compensation” (the “Say-on-Pay Proposal”).

7.

To consider and vote on a proposal (the “Adjournment Proposal”) to approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the Proxy Statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve adoption of the NYSE American Proposal, the Equity Incentive Plan Amendment Proposal, or the Certificate Amendment Proposal; and

	8.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

RECOMMENDATIONS	The Board of Directors recommends that you vote “FOR” Proposals 1, 2, 3, 5, 6, and 7 and “FOR ALL” for the election of each nominee for the Board of Directors.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE

You may vote at the Annual Meeting if you were a stockholder of record at the close of business on October 20, 2022. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY MATERIALS

Under rules adopted by the SEC, we are providing access to our Fiscal 2023 Annual Meeting materials, which include the accompanying Proxy Statement, over the Internet in lieu of mailing printed copies. We will begin mailing a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders on or about _______________, 2022. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. The Merger cannot be completed unless the Certificate Amendment Proposal is approved because completion of the Merger requires the issuance of more shares of Company Common Stock than are authorized under the Company’s current Certificate of Incorporation. The Certificate Amendment Proposal cannot be approved unless it is adopted by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote (which is greater than simply a majority of those shares present in person or by proxy at the Annual Meeting). If you fail to vote on the Certificate Amendment Proposal, the effect will be the same as a vote against adoption of the Certificate Amendment Proposal. Additionally, approval of the NYSE American Proposal and the Equity Incentive Plan Amendment Proposal by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy is necessary to complete the Merger. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 4 of the accompanying Proxy Statement.

The Merger is described in the accompanying Proxy Statement, which we encourage you to read carefully.

ADMISSION

Space limitations make it necessary to limit attendance at the Annual Meeting to stockholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors, Mark Austin Secretary

This Notice of Annual Meeting, Proxy Statement, and accompanying proxy card are being distributed on _______________, 2022.

ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

PROXY STATEMENT

Annual Meeting of Stockholders

December 13, 2022

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Isoray, Inc. of proxies to be voted at the Annual Meeting of Stockholders to be held at Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016 at 12:00 p.m. Arizona Time on Tuesday, December 13, 2022 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about _______________, 2022, to stockholders entitled to vote at the Annual Meeting. This proxy is solicited on behalf of the Board.

SUMMARY TERM SHEET RELATING TO THE MERGER

This Summary Term Sheet discusses the material information regarding the Merger contained in this Proxy Statement, but does not contain all of the information in this Proxy Statement that is important to your voting decision with respect to the matters being considered at the Annual Meeting. Although you are not being asked to approve the Merger Agreement itself, approval of the Certificate Amendment Proposal, the NYSE American Proposal, and the Equity Incentive Plan Amendment Proposal are necessary in order to complete the Merger, and therefore we are including a description of the Merger Agreement and the Merger transaction as part of this Proxy Statement. We encourage you to read carefully this entire Proxy Statement, its annexes, and the documents referred to or incorporated by reference in this Proxy Statement, as this Summary Term Sheet may not contain all of the information that may be important to you. The items in this Summary Term Sheet include page references directing you to a more complete description of that topic in this Proxy Statement.

●

The parties to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) are Isoray, Inc., a Delaware corporation (“Isoray” or the “Company”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware corporation (“Target Company” or “Viewpoint”), and Cameron Gray, as the representative of the Owners (as defined therein) (the “Owners’ Representative”). See page 10 for more information.

●

Isoray is a publicly traded brachytherapy isotope company which uses Cesium-131 to treat prostate and numerous other cancerous tumors throughout the body independently or in combination with other treatments such as immunotherapies and has an internal sales force which sells its brachytherapy device to doctors who implant the device in their patients for treatment. There are currently 142,112,766 shares of Isoray common stock issued and outstanding. See page 10 for more information.

●

Target Company is a targeted alpha-particle radiopharmaceutical company in the Pb-212 (lead)-based α-particle (alpha particle) market developing oncology therapeutics and complementary imaging agents and has a supply agreement with the United States Department of Energy for one shipment per year for 10 years beginning June 1, 2021, to obtain the chemical element thorium, the precursor which it uses to produce a lead product for treatment for a variety of cancers and other indications, and has one ongoing clinical trial in Phase 1 and anticipates conducting further clinical trials. There are currently 37,253,042 shares of Target Company common stock issued and outstanding. See page 11 for more information.

●	Merger Sub has no business operations and was formed solely for purposes of consummating the Merger. See page 11 for more information.

●

Isoray has over $50 million in cash and would like to expand its business to use another radioactive element to treat cancers and believes the alpha-emitter market is a promising technology with synergies to Isoray’s product and has relationships with numerous physicians throughout the United States to whom it believes it can distribute the Target Company’s products. See page 51 for more information.

●

Target Company needs capital to complete its clinical trials, apply for FDA approvals, and launch the marketing and sale of its proprietary Pb-212 (lead)-based α-particle (alpha particle) therapy for treatment of various cancers, in addition to infrastructure including quality and regulatory, finance and operations personnel. See page 51 for more information.

●

The parties have therefore entered into the Merger Agreement, pursuant to which, upon the Closing (as defined in the Merger Agreement), Merger Sub will be merged with and into the Target Company (the “Merger”), with the Target Company continuing as the surviving corporation and a wholly owned subsidiary of Isoray following the Merger. Shares of the Target Company’s common stock will no longer be outstanding, and all shares of Target Company common stock will be cancelled and retired and will cease to exist. See page 41 for more information.

●

As consideration for the Merger, each issued and outstanding share of common stock of the Target Company will be converted into the right to receive: (i) 3.3212 (the “Exchange Ratio”) shares of common stock of Isoray (the “Company Common Stock”), rounded to the nearest whole share (the “Exchange Shares”), (ii) any cash in lieu of fractional shares of Company Common Stock, and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of the common stock of the Target Company (“Target Company Common Stock”). Following completion of the Merger, the stockholders of Viewpoint immediately prior to the Closing will own approximately 49% of the fully-diluted outstanding capital stock of the Company. See page 43 for more information.

●

If at any time during the period between the date of the Merger Agreement and the Closing, any change in the outstanding shares of capital stock of the Target Company or Isoray occurs (other than as permitted by the Merger Agreement), the Exchange Ratio and any other amounts payable pursuant to the Merger Agreement will be adjusted to reflect such change. See page 43 for more information.

●

Ten Percent (10%) of the Exchange Shares (the “Escrow Shares”), allocated pro rata among the Owners, will be delivered into escrow (the “Escrow Fund”) with an escrow agent to be mutually agreed to by Isoray and the Owners’ Representative. See page 43 for more information.

●

Each issued and outstanding share of common stock of the Merger Sub will be converted into and become one newly issued share of Common Stock of the surviving corporation and shall constitute the only outstanding shares of capital stock of the surviving corporation. See page 43 for more information.

●

In connection with the Closing, Isoray will increase the size of its Board of Directors from four members to not less than five members. Three of the directors will be designated by Isoray, and two of the directors will be designated by the Target Company. Lori Woods, Isoray’s current CEO and a director, will be one of the directors appointed by Isoray and will serve as the chairperson. Thijs Spoor, the Target Company’s current CEO, will be one of the directors appointed by the Target Company. The result of the foregoing is that, if the Merger closes, all but one of the directors elected pursuant to the Election Proposal will resign and new directors will be appointed. See page 41 for more information.

●

Also in connection with the Closing, Thijs Spoor shall be named the Chief Executive Officer of Isoray, Jonathan Hunt, Isoray’s current Chief Financial Officer and Co-Principal Financial Officer, shall be the Chief Financial Officer, and Lori Woods will step down as Chief Executive Officer. See page 42 for more information.

●	Each of the parties to the Merger Agreement have made certain representations and warranties to the other parties. See page 44 for more information.

●	The Merger is subject to certain Closing conditions. See page 48 for more information.

●

The parties have agreed to conduct their business and operations in the usual course for the period of time between execution of the Merger Agreement and the earlier of the Closing or termination of the Merger Agreement. See page 45 for more information.

●

Isoray and all owners of the Target Company will enter into a Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”), pursuant to which (i) the Company will agree to file a resale registration statement for the Registrable Securities (as defined in the Registration Rights Agreement) no later than thirty (30) days following the Closing, and to use commercially reasonable efforts to cause it to become effective as promptly as practicable following such filing, (ii) the owners will be granted certain piggyback registration rights with respect to registration statements filed subsequent to the Closing, and (iii) the Lock-Up Holders (as defined in the Registration Rights Agreement) will agree, subject to certain customary exceptions, not to sell, transfer or dispose of any Company Common Stock until the earlier of (a) six (6) months from the Closing or (b) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities, or other property, with such agreement to take effect upon Closing. See page 50 for more information.

●

Each owner of more than 5% of the outstanding capital stock of the Target Company (each such owner, a “Significant Owner”) agrees to refrain from engaging in businesses that are competitive with the current or proposed businesses of Isoray and the Target Company (the “Restricted Business”) anywhere in the United States, the European Union, South Korea, India, or the Russian Federation (the “Restricted Territory”) for a period of two years following the Closing. See page 47 for more information.

●

Each Significant Owner also agrees to refrain from soliciting or inducing any person who, during the preceding two-year period, had a business relationship with the Target Company, Isoray, or any of their affiliates to cease doing business with Isoray, the Target Company, or any of their affiliates, or to diminish or materially alter in a manner harmful to Isoray, the Target Company, or any of their affiliates such Person’s relationship with Isoray, the Target Company, or any of their Affiliates, or to purchase, contract for or receive any products or services from any person other than Isoray, the Target Company, or any of their affiliates that engages in the Restricted Business anywhere within the Restricted Territory. See page 47 for more information.

●

Each Significant Owner also agrees that, during the Restricted Period, it will not hire any employee, independent contractor, or consultant who was an employee, independent contractor, or consultant of the Target Company within the preceding six months. See page 47 for more information.

●	The Significant Owners also agree to certain confidentiality and non-disparagement covenants. See page 47 for more information.

●

The Merger Agreement contains indemnification provisions by which the parties will indemnify the other parties against any Losses. If the indemnifying party is an Owner, then any claim for indemnification will first be brought against the Escrow Fund. See page 49 for more information.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING, THE MERGER, AND VOTING

The following questions and answers address briefly some questions you may have regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement.

Why am I receiving these materials?

You are receiving this Proxy Statement from us because you were the stockholder of record or beneficial owner of shares of our common stock at the close of business on the record date of October 20, 2022 (the “Record Date”) for the Annual Meeting. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement and Annual Report to Stockholders on Form 10-K, which include information that you may find useful in determining how to vote.

On September 27, 2022, the Company entered into the Merger Agreement, as amended, pursuant to which, among other things, Merger Sub, a wholly owned subsidiary of the Company, will merge with and into the Target Company with the Target Company continuing as the surviving corporation and a wholly owned subsidiary of the Company. At the Annual Meeting, stockholders will be asked to consider and cast a vote on various matters described in the Notice of Annual Meeting, including three proposals that are necessary in order to complete the Merger: the Certificate Amendment Proposal, the NYSE American Proposal, and the Equity Incentive Plan Amendment Proposal. In addition, you will be asked to cast a vote on four other proposals: the Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal, and the Adjournment Proposal. The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to attend and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares are outstanding?

On the Record Date, 142,112,766 shares of our common stock were issued and outstanding. There are no shares of our authorized preferred stock outstanding. Each share of common stock outstanding on the Record Date is entitled to one vote on each item brought before the stockholders at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of a majority of the voting power of all outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting.

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker or other nominee, such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials also contains instructions on how you can request a printed copy of the Annual Meeting materials. As the stockholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Annual Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of those shares and they are considered to be held in “street name” for your account. That institution will send you separate instruction describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Annual Meeting, but only after you obtain and present a “legal proxy” from your bank, broker or other nominee, giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Lori A. Woods and Michael W. McCormick, and each of them individually, as your representatives at the meeting. Lori A. Woods and Michael W. McCormick will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If you just sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will only be able to vote your shares with respect to the routine matter of appointment of Assure CPA, LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2023. Please see “What is a broker non-vote?” below.

What proposals will be voted on at the Annual Meeting?

Seven proposals are scheduled to be voted on at the Annual Meeting. The proposals are:

-

Proposal No. 1 (the Certificate Amendment Proposal): A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares of Common Stock, a copy of which is attached to the Proxy Statement as Annex A. This proposal is necessary to complete the Merger because completion of the Merger requires the issuance of more shares of Company Common Stock than are authorized under the Company’s current Certificate of Incorporation. A copy of the Merger Agreement is attached to the Proxy Statement as Annex B, including the First Amendment to the Merger Agreement.

-

Proposal No. 2 (the NYSE American Proposal): A proposal to approve, for purposes of complying with applicable NYSE American rules, the issuance by the Company of shares of Common Stock, par value $0.001 per share, in the Merger in an amount equal to 20% or more of the amount of Company Common Stock issued and outstanding immediately prior to such issuance pursuant to the terms of the Merger Agreement, in an amount necessary to complete the Merger and the other transactions contemplated by the Merger Agreement.

-

Proposal No. 3 (the Equity Incentive Plan Amendment Proposal): A proposal to approve an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan to increase the total number of shares of common stock available for awards under the Plan to 46,000,000 shares, a copy of which is attached to this Proxy Statement as Annex C. This proposal is conditioned upon the approval of the Certificate Amendment Proposal, the NYSE American Proposal, and the closing of the Merger. If those proposals are not passed and the Merger does not close, the votes on the Equity Incentive Plan Amendment Proposal will have no effect and the amendment will not be adopted.

-	Proposal No. 4 (the Election Proposal): A proposal to approve the election of four directors to hold office until the Fiscal 2024 Annual Meeting of Stockholders.

-

Proposal No. 5 (the Auditor Ratification Proposal): A proposal to ratify the appointment by the Audit Committee of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

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Proposal No. 6 (the Say-on-Pay Proposal): An advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission in this Proxy Statement under the caption “Executive Compensation” on an advisory basis.

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Proposal No. 7 (the Adjournment Proposal): A proposal to adjourn the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the Proxy Statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve adoption of the Certificate Amendment Proposal, the NYSE American Proposal, or the Equity Incentive Plan Amendment Proposal.

What happens if additional matters are presented at the Annual Meeting?

The only items of business that our Board intends to present at the Annual Meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting.

How can I attend the Annual Meeting?

Whether you hold shares in your name as the stockholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Annual Meeting. Please also note that if you are a “street name” holder, you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your bank, broker or other nominee, or other similar evidence of ownership for admittance to the Annual Meeting. The Annual Meeting will begin promptly at 12:00 p.m. Arizona time. Check-in will begin at 11:30 a.m. Arizona time. However, if you are a “street name” holder, you may not vote at the Annual Meeting unless you have obtained a “legal proxy” from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet, telephone or sign and date the proxy card or voting instruction card and return it promptly in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction card to your bank, broker or other nominee, or (ii) if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What is a “broker non-vote”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. We believe that Proposals 5 and 7 are the only discretionary proposals. If your broker does not vote your shares at the Annual Meeting on a matter, it gives rise to what is called a “broker non-vote.”

How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “Exchange”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

●	vote your shares on discretionary matters (Proposals 5 and 7) and cast a “broker non-vote” on non-discretionary matters (Proposals 1, 2, 3, 4, and 6); or

●	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

How many votes are required to approve the proposals?

You may vote either “FOR ALL”, “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 4 (the Election Proposal). The vote with respect to the election of directors (Proposal 4) is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, assuming a quorum is present, the failure to vote, an abstention, or a withheld vote, or a broker non-vote will have no other effect on the election of directors. The four persons receiving the highest number of affirmative votes will be elected as directors of the Company.

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 1 (the NYSE American Proposal), Proposal 2 (the Certificate Amendment Proposal), Proposal 3 (the Equity Incentive Plan Amendment Proposal), Proposal 5 (the Auditor Ratification Proposal), Proposal 6 (the Say-on-Pay Proposal), and Proposal 7 (the Adjournment Proposal).

The vote required to approve Proposal 1 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority of the voting power of the outstanding common stock of the Company entitled to vote (which is greater than simply a majority of those shares present in person or by proxy at the Annual Meeting). The vote required to approve each of Proposals 2, 3, 5, 6, and 7 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will be considered in determining whether a quorum is present. Abstentions will have the same effect as voting against Proposals 1, 2, 3, 5, 6, and 7. Broker non-votes will have the same effect as voting against Proposal 1 but will no effect on Proposals 2, 3, 5, 6 and 7. The vote with respect to the election of directors is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present.

If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified.

Because your vote on Proposal 5 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

Because your vote on Proposal 6 is advisory, it will not be binding on the Board or the Company. However, the Board and the Compensation Committee will consider the outcome of the advisory vote when making future decisions regarding executive compensation of our named executive officers.

If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR ALL” director nominees, and “FOR” Proposals 1, 2, 3, 5, 6, and 7.

What happens if the Annual Meeting is adjourned?

If the Annual Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Annual Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 30 days, in which case a notice of the time and location will be given to each stockholder of record entitled to vote at the Annual Meeting. Any items of business that might have been properly transacted at the Annual Meeting may be transacted at any adjournment.

Who will serve as inspector of elections?

The Secretary of the Company, Mark Austin, will tabulate the votes cast at the meeting in combination with the votes cast prior to the meeting and act as the Inspector of Elections at the Annual Meeting.

Will I be receiving printed copies of the Fiscal 2023 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about _______________, 2022.

Under rules adopted by the SEC, we are providing access to our Annual Meeting materials, which include this Proxy Statement and Annual Report to Stockholders on Form 10-K, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Annual Meeting materials and vote online. This electronic access process is designed to expedite stockholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Annual Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the Annual Meeting materials on the Internet.

This Proxy Statement and Annual Report to Stockholders on Form 10-K are also available without charge on the Company’s website at www.Isoray.com and the SEC’s website at www.sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future Annual Meeting of stockholders, including director nominations. Please refer to “Stockholder Proposals and Director Nominations” below.

How many shares of Common Stock are held or controlled by the officers and directors?

As of September 22, 2022, our directors and executive officers held or controlled approximately 1,606,542 shares of our common stock, constituting approximately 1.13% of the outstanding common stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board’s recommendations on each of the proposals. There is no preferred stock outstanding as of September 22, 2022.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” Proposals 1, 2, 3, 5, 6, and 7 and “FOR ALL” for the election of each nominee for the Board in Proposal 4.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record can vote as follows:

●	Via the Internet: Stockholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

●	By Telephone: Stockholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

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By Mail: Those stockholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

●	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. “Street name” stockholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

877-728-5039 (toll free in the United States)

ISR@AllianceAdviors.com

How do I vote my shares in person at the Annual Meeting?

If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed legal proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May stockholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of stockholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet, or telephone, you may later change your vote and revoke your proxy card by:

●	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting;

●	Voting again via the Internet or telephone;

●	Submitting a properly signed proxy card with a later date;

●	Voting in person at the Annual Meeting; or

●	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Are there any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting?

No, rights of appraisal or similar rights of dissenters do not apply to any of the proposals to be acted upon at the Annual Meeting.

INFORMATION AND SPECIAL FACTORS REGARDING THE MERGER

Contact Information

The name, mailing address, and telephone number of the principal executive offices of the parties to the Merger are:

Isoray, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354

(509) 375-1202

Isoray Acquisition Corp.

350 Hills Street, Suite 106

Richland, Washington 99354

(509) 375-1202

Viewpoint Molecular Targeting, Inc.

2500 Crosspark Rd
Coralville, Iowa 52241
(319) 665-2150

Cameron Gray

1757 Glen Oaks Dr.

Montecito, CA 93108

Attn: Cameron Gray

Caution Regarding Forward-Looking Information

In addition to historical information, this Proxy Statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). This statement is included for the express purpose of availing Isoray, Inc. of the protections of the safe harbor provisions of the PSLRA.

All statements contained in this Proxy Statement, other than statements of historical facts, that address future activities, events or developments are forward-looking statements, including, but not limited to, statements containing the words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” and similar expressions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, developments, or industry rankings; any statements regarding future revenue, economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements are based on certain assumptions and analyses made by us in light of our experience and our assessment of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results will conform to the expectations and predictions of management is subject to a number of risks and uncertainties including those described under Risk Factors beginning on page 73 below that may cause actual results to differ materially.

Consequently, all of the forward-looking statements made in this Proxy Statement are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by management will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our business operations. Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Company’s views as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Business Conducted

Isoray, Inc.

Isoray, Inc. is a publicly traded brachytherapy isotope company which uses Cesium-131 to treat prostate and numerous other cancerous tumors throughout the body independently or in combination with other treatments such as immunotherapies and has an internal sales force which sells its brachytherapy device to doctors who implant the device in their patients for treatment. In 2003, the Company obtained clearance from the Food and Drug Administration (FDA) for the use of Cesium-131 radioisotope in the treatment of all malignant tumors. The FDA clearance granted in August 2009 permits loading Cesium-131 seeds into bio-absorbable braided sutures or “braided strands” giving the Company the ability to treat brain, lung, head and neck, colorectal, and chest wall cancers. As of the date of this Proxy Statement, such applications include prostate cancer, brain cancer, colorectal cancer, gynecological cancer, lung cancer, ocular melanoma and pancreatic cancer. The brachytherapy seed form (a sealed source) of Cesium-131 may be used in surface, interstitial and intra-cavity applications for tumors with known radio-sensitivity.

The Company’s core product is its Cesium-131 sealed source brachytherapy “seed.” These seeds can be inserted individually or in combination into various locations in the body until the physician is satisfied with the radiation dose delivered. The Company also sells seeds in strands to keep them from individually moving and to allow the physician to put multiple seeds in a row as desired. In addition, “pre-loaded” needles may have Cesium-131 brachytherapy seeds inserted in them, or a strand with seeds in the strand, inserted into the needle. Seeds can be sold with the Company’s Blu Build™ loading device that allows clinicians to efficiently customize and configure strands in the operating room. Seeds can also be loaded into suture material, which can be sewn by the Company into a piece of bio-absorbable mesh which can be sewn or stapled into tissue by the physician for use in lung, pelvic floor and other cancer locations. These options provide the physician the ability to deliver a personalized, targeted dose of radiation to the site of the tumor. Under a manufacturing agreement with GT Medical Technologies, Inc. (“GT Med Tech”), the Company sells Cesium-131 seeds that GT Med Tech inserts into a collagen matrix which GT Med Tech’s customers place in the brain.

Brachytherapy seeds are small devices that deliver a personalized targeted therapeutic dose of radiation used in an interstitial radiation procedure. The procedure has become one of the primary treatments for prostate cancer. The brachytherapy procedure places radioactive seeds as close as possible to (in or near) the cancerous tumor (the word “brachytherapy” is derived from Greek and means close therapy). A primary advantage of seed brachytherapy is the ability of the seeds to deliver therapeutic radiation thereby killing the cancerous tumor cells while minimizing exposure (damage) to adjacent healthy tissue. This procedure allows doctors to administer a high dose of radiation directly to the tumor. A seed contains a radioisotope sealed within a titanium capsule. The number of seeds used varies based on the size of the cancerous area being treated, the isotope used and the activity level specified by the physician. When brachytherapy is combined with another treatment method (dual-therapy), fewer seeds are used in the procedure. Recently, Cesium-131 seeds have been used in conjunction with drugs to treat hard-to-treat cancers such as head and neck cancers and metastatic melanomas. This treatment is termed immunotherapy (e.g. immune checkpoint inhibition) and, like brachytherapy, is providing targeted personalized treatment to patients. The isotope decays over time (half-life) and eventually the seeds become inert (typically over 6 half-lives). The seeds may be used as a primary treatment (monotherapy) or as an adjunct therapy with other treatment modalities, or as treatment for residual disease after excision of primary tumors. The number of seeds for treatment sites vary widely (as few as 8 seeds to more than 100 seeds) depending on the type of cancer, the tumor location, the prescribed activity level and any additional type of therapy being utilized.

For a more comprehensive discussion of Isoray’s business, please refer to our Form 10-K for the fiscal year ended June 30, 2022, filed on September 28, 2022.

Isoray Acquisition Corp.

Isoray Acquisition Corp. is a Delaware corporation formed on September 22, 2022, as a wholly-owned subsidiary of Isoray Inc. Isoray Acquisition Corp. was formed solely for purposes of consummating the Merger and does not conduct any other business. Following the consummation of the Merger, Isoray Acquisition Corp. will merge with and into Viewpoint, with Viewpoint continuing as the surviving corporation under the laws of the State of Delaware and as a wholly-owned subsidiary of Isoray, Inc.

Viewpoint Molecular Targeting, Inc.

Overview

Viewpoint Molecular Targeting, Inc. (“Viewpoint”) is a clinical-stage precision oncology company focused on developing next-generation alpha therapies. Viewpoint is developing a pipeline of radiotherapies designed to deliver powerful alpha radiation directly to cancer cells utilizing specialized targeting peptides. Viewpoint is also developing complementary diagnostics that utilize the same targeting peptide to provide the opportunity to understand which patients may respond to its targeted therapy.

Radiotherapy is a proven pillar of cancer treatment but has historically lacked precision. By precisely delivering alpha radiation directly to cancer cells, Viewpoint believes the power of radiotherapy can be realized while reducing the off-target effects.

Through the use of proprietary, specialized targeting peptides, Viewpoint is able to diagnose and then deliver its powerful alpha-particle radiotherapy directly to the tumor, while potentially limiting damage to healthy tissue.

Utilizing a radioactive imaging agent that emits gamma rays, lead-203 (Pb-203 or 203Pb), connected to a specific targeting peptide, Viewpoint has the ability to diagnose the tumor. Following diagnosis, Viewpoint links its alpha(a)-particle radioactive isotope, lead-212 (Pb-212 or 212Pb), to the same targeting peptide to treat and potentially kill the tumor. This two-step, personalized medicine approach, as depicted below, offers the ability to understand which patients may respond to its therapy and potentially improve efficacy while minimizing toxicity associated with many other types of cancer treatments.

Figure 1. Chemically Identical Diagnostic and Therapeutic Platform

Viewpoint image-guided Targeted Alpha Therapies (“TAT”) leverage a specialized targeting peptide to deliver cancer-killing Pb-212 directly to the tumor. Targets are carefully selected to ensure they are overexpressed on cancer cells and minimally expressed on normal healthy cells. When the peptide is radiolabeled with Pb-203, the patient can be imaged (i.e., SPECT/CT) to reveal cancer cells in the body. When the peptide is radiolabeled with Pb-212, the target-peptide binding delivers powerful, yet locally deposited, cancer-killing alpha-particle radiation directly to cancer cells. This targeting mechanism allows for maximized therapeutic effects while minimizing off-target toxicities and may be used as a monotherapy or in combination with other precision treatments, such as targeted intracellular pathway inhibitors and immune checkpoint inhibitors.

Viewpoint’s initial product candidate, VMT-α-NET, is in development for the treatment and diagnosis of neuroendocrine tumors (NETs), which represent over a $5 billion market opportunity (when measuring the combined 2019 sales for Affinitor ($1.5B), Lutathera ($400M), Sandostatin ($1.6B), Sutent ($1B), Somatuline ($700M) and Azedra ($2M). Using a specialized peptide, VMT-α-NET is designed to target and bind to the somatostatin receptor subtype 2 (SSTR2) on tumor cells. As a diagnostic, Viewpoint links Pb-203, a radioactive imaging agent that emits gamma rays, to its SSTR2-targeting peptide. Through the use of imaging scans, Viewpoint is able to characterize the tumor to confirm the patient’s cancer expresses SSTR2. This confirms the patient may be a candidate for treatment. As a therapeutic, Viewpoint links Pb- 212, its alpha-particle radioactive isotope, to the same SSTR2 targeting peptide which has been shown to bind to the cancerous cell, to treat and potentially kill the tumor.

Viewpoint’s therapeutic [212Pb]VMT-α-NET has demonstrated outstanding efficacy in preclinical studies using a mouse model of NETs, whereby [212Pb]VMT-α-NET significantly inhibited tumor growth and significantly improved survival compared to untreated mice controls.

Viewpoint’s diagnostic [203Pb]VMT-α-NET has demonstrated outstanding SPECT/CT imaging and tumor contrast in multiple preclinical studies using mouse models of tumors expressing SSTR2, whereby [203Pb]VMT-α-NET has shown an 8-fold improved tumor uptake with decreased kidney retention as compared to Pb-203 radiolabeled DOTATOC. DOTATOC is an established targeting compound for imaging SSTR2 expressing NETs when radiolabeled to PET isotopes.

Viewpoint’s first-in-human experience with [203Pb]VMT-α-NET imaging occurred at the University of Ulm in Dresden, Germany in 2021 in a patient with metastatic and refractory gastrointestinal NET. This study was performed based on compassionate use. Imaging from this study using of [203Pb]VMT-α-NET revealed favorable properties, including rapid tumor accumulation, rapid renal clearance, and excellent tumor retention as seen by SPECT/CT imaging at 22 hours with high tumor conspicuity. There were no adverse signs or symptoms attributed to the imaging tracer. The pharmacokinetic and biodistribution properties of the imaging agent, based on medical physics analysis, suggest the potential for the chemically identical therapeutic agent, [212Pb]VMT-α-NET, to be administered without concurrent renal protective amino acid infusion in radiotherapy naïve patients. This would be a clinically relevant point of differentiation from the current practice using approved radiopharmaceutical products for NETs.

An investigator-initiated phase I imaging trial of [203Pb]VMT-α-NET is expected to begin at the University of Iowa to investigate the feasibility of using the agent to enable personalized, image-guided therapy dose calculations for [212Pb]VMT-α-NET therapy in patients with recurrent NETs after treatment with approved radiopharmaceutical therapy. An Imaging IND is open for this trial and IRB approval has been obtained. Viewpoint expects provisional results in the first half of 2023 but there is no assurance this schedule will be met.

In August 2022 Viewpoint received a “safe to proceed” decision on an Investigational New Drug (“IND”) application with the U.S. Food and Drug Administration (“FDA”) to evaluate [212Pb]VMT-α-NET therapy under IND #160357. The indication of the opening study is treatment of advanced SSTR2 positive NETs patients who are progressing on, symptomatic on, or intolerant of approved non-radiological therapies. On September 29, 2022, Viewpoint received Fast Track Designation for this product based on preclinical data for the indication of SSTR2 positive NETs regardless of prior treatment response. Viewpoint plans to initiate a Phase I/IIa first-in-human clinical trial for [212Pb]VMT-α-NET at clinical sites in the U.S., including the Mayo Clinic Rochester, the University of Iowa, Washington University St. Louis, and up to 18 other clinical sites. This study is intended to utilize a modified 3+3 dose-ranging design to evaluate approximately 30 adult subjects with progressive or symptomatic NETs of gastrointestinal, lung, adrenal or neural tissue origin. The primary endpoints of this study are safety and tolerability, determination of a recommended dose for subsequent study, and tumor targeting as determined by imaging. Secondary endpoints are efficacy by imaging criteria, best and overall response, progression free survival and overall survival. Viewpoint expects to commence enrollment the first half of 2023 but there is no assurance this schedule will be met.

Viewpoint’s second product candidate, VMT01, is in development for the treatment and diagnosis of metastatic melanoma, which represents over an $8 billion market opportunity (as measured by the combined 2019 sales for Opdivo, Yervoy ($4.1B), Keytruda ($2.5B), Taflinar+Mekanist ($1.5B) and Zellboraf, Cotellic ($270M) and by review of market research by Grandview Research, Inc., and a ForeSight Niche Assessment. Using a specialized peptide, VMT01 is designed to target the melanocortin 1 receptor (MC1R) on tumor cells. As a diagnostic, Viewpoint either links Pb-203 or Gallium-68 to its MC1R-targeting peptide. These two imaging tracers are suitable for SPECT and PET imaging, respectively. Through the use of the imaging scans, Viewpoint is able to characterize whether the patient’s cancer expresses MC1R. This confirms the patient may be a candidate for treatment. As a therapeutic, Viewpoint links Pb-212 to the same MC1R targeting peptide which has been shown to bind to the cancerous cell, to treat and potentially kill the tumor. The melanoma program focuses primarily on development of the therapeutic compound. The rationale for the development of two imaging tracers is to provide flexibility in imaging a molecular target for which a validated and approved imaging tracer does not exist. Further commercialization of one or both of these imaging tracers will follow a separate regulatory path from the therapeutic and will proceed based on the potential for utility after a therapeutic efficacy signal is identified.

In 2020, Viewpoint filed an IND application with the FDA to evaluate [203Pb]VMT01 and [68Ga]VMT01 imaging in adults with advanced stage melanoma under IND #152145, which was given a safe to proceed designation on 8/21/2020. Viewpoint is currently evaluating [203Pb]VMT01 and [68Ga]VMT01 in a first-in-human Phase 1 imaging study being conducted at the Mayo Clinic in Rochester, MN. This study utilizing a cross-over design has imaged 6 subjects with Stage IV unresectable melanoma. The primary endpoints of this study are safety and biodistribution and secondary endpoints are molecular target validation and image quality. Viewpoint has finished enrolling subjects in the study and expect provisional results in the first half of 2023 but there is no assurance this time will occur. Positive imaging of MC1R was seen in a subset of patients using both agents, and no treatment related adverse events have been observed to date.

On January 21, 2022, Viewpoint received an IND safe to proceed letter from the FDA to evaluate [212Pb]VMT01 in patients with advanced and progressive melanoma. Viewpoint expects to commence enrollment in the first half of 2023. The opening study under this IND is a Phase I/IIa clinical trial at the Mayo Clinic Rochester, the University of Iowa, University of Wisconsin Madison, and up to 12 additional sites in the U.S. This study is intended to utilize a modified 3+3 dose-ranging design to evaluate approximately 30 subjects with previously treated inoperable Stage III and stage IV melanoma. The primary endpoints of this study are safety and tolerability, determination of a recommended dose for subsequent study, and tumor targeting as determined by imaging. Secondary endpoints are efficacy by imaging criteria, best and overall response, progression free survival and overall survival.

Additionally, Viewpoint has developed a proprietary isotope generator, VMT-α-GEN, to deliver its therapeutic isotope Pb-212 for supply to patients. Viewpoint has received licensing to operate from the Nuclear Regulatory Commission and entered into a 10-year feedstock contract with the Department of Energy (“DoE”). Viewpoint has received from the DoE feedstock shipments of Thorium-228 that VMT-α-GEN uses to generate Pb-212. Viewpoint has scaled manufacturing of VMT-α-GEN available for research purposes that Viewpoint believes will facilitate its alpha therapy clinical trials. Viewpoint believes that by controlling the therapeutic isotope supply it can solve the many supply-chain risks that have slowed alpha-particle therapy clinical adoption to date.

Viewpoint believes Pb-212 is an optimal therapeutic isotope as compared to currently commercially available radiopharmaceuticals as well as other alpha therapies in development. With a half-life of 10.6 hours, Pb-212 is ideally suited to deliver powerful alpha-particle therapy to cancerous tumors, while representing a lower risk for off-target unintended effects. The decay properties of the Pb-212 isotope and the rapid excretion of drug that has not bound to the tumor target provides the potential for treatment on an outpatient basis.

Viewpoint’s TAT platform is highlighted by research and insights into the underlying biology of alpha-emitting radiopharmaceuticals as well as its differentiated capabilities in target identification, candidate generation, manufacturing and supply chain, and the development of imaging diagnostics. Viewpoint’s TAT platform was primarily developed over 15 years at the University of Iowa. Viewpoint believes that its TATs have the potential to be broadly applicable across multiple targets and tumor types and transform the treatment landscape of radiopharmaceuticals for the treatment of cancer.

Viewpoint’s next-generation radiopharmaceutical technology has been recognized by many prestigious organizations and has received numerous awards and grants. Over the past 9 years, through October, 2022, in excess of $13 million has been awarded to Viewpoint and over $4 million to Co-Founder Michael Schultz’s laboratory at the University of Iowa, to support its TAT development activities, including the advancement of preclinical diagnostic and therapeutic studies for both VMT-α-NET and VMT01, Phase I diagnostic clinical trials for both VMT-α-NET and VMT01, and its VMT-α-GEN in-house radioisotope production technologies. These grants have been received primarily from the National Institutes of Health (“NIH”), National Cancer Institute (“NCI”), and state funded programs.

Targeted radiopharmaceuticals are drugs that contain a radionuclide payload and a targeting moiety, which are unstable elements that emit radiation and can be used to diagnose and treat cancers. To create targeted radiopharmaceuticals, radiation emitting medical isotopes are typically attached to targeting molecules, which are then administered via intravenous injection. Once administered, the radiopharmaceuticals selectively target tumor receptors that are unique to, or preferentially expressed on, cancer cells throughout the body. There are two main classes of therapeutic radiopharmaceuticals, which differ based on the types of particles that are emitted - beta emitting isotopes and alpha emitting isotopes. Beta emitting isotopes kill cancer cells primarily by creating free radicals that damage cellular machinery and cause single-stranded DNA breaks, which can be repaired by the cell. In contrast, alpha particles cause greater physical damage to cancer cells than beta particles, including multiple double- stranded DNA breaks, which are highly lethal. Alpha particles are larger (over 7,000-fold greater atomic mass) and have higher energy transfer rates than beta particles. This higher energy transfer rate allows alpha particles to deposit a greater amount of tumor-killing energy over a short distance of one to five cells (<0.1 mm), compared to the relatively long distance of up to 200 cells (12 mm) for beta particles, allowing alpha particles to cause damage only to cancer cells in close proximity while reducing off-target radiation risk.

Targeted radiopharmaceuticals as a class have achieved clear clinical benefit over non-radioactive standard-of-care agents in the treatment of gastroenteropancreatic neuroendocrine tumors and castration resistant metastatic prostate cancer and they possess characteristics that many believe may improve upon the profiles of current antibody-drug conjugates (ADCs).

Two of the earliest antibody targeted radiopharmaceuticals, Bexxar, marketed by GlaxoSmithKline, and Zevalin, marketed by Acrotech Biopharma, LLC are beta emitting therapies whose market acceptance was hampered by several issues, including handling and administration difficulties, supply chain challenges and reimbursement complications. Next-generation radiopharmaceuticals that have overcome the challenges faced by first-generation radiopharmaceuticals have since been developed and approved. The first and only approved alpha emitting therapy, Xofigo, was approved in 2013 for the treatment of bone metastases associated with prostate cancer. Despite Xofigo’s use being limited to its approved label and its inability to be robustly connected to a targeting molecule, Xofigo has been widely adopted and used in over 1,100 sites in the U.S., with estimated worldwide sales of approximately $350 million in 2019. Another next-generation targeted radiopharmaceutical therapy that has been approved is Lutathera, a beta emitting therapy marketed by Novartis. Since its approval in 2018, annual worldwide sales of Lutathera reached $475 million in 2021(Novartis Annual Report 2022), despite only being approved for a subset of neuroendocrine cancers that affect the pancreas or gastrointestinal tract, known as GEP-NETs. Recently, in March 2022, Pluvicto, a beta emitting radioligand therapy marketed by Novartis, was approved to treat progressive, PSMA positive metastatic castration-resistant prostate cancer. Pluvicto is being further developed by Novartis for other prostate cancer indications.

Though market penetration has historically been limited, global biopharma companies, particularly Novartis, have increased their strategic presence in the field, and the potential successful launch and indication expansions of Pluvicto, may serve as a driver for the commercial viability of the broader class of radiopharmaceuticals.

Viewpoint is leveraging its proprietary TAT platform to build on the successes of currently available radiation therapies and create the next generation of precision oncology alpha radiopharmaceuticals. Viewpoint’s TATs are comprised of three components: (i) a targeting peptide, that is designed to selectively target receptors that are unique to, or preferentially expressed on, cancer cells throughout the body; (ii) the alpha emitting medical isotope Pb-212, designed to kill cancer cells, that is encased in its proprietary lead specific chelator; and (iii) its proprietary linker that attaches the targeting molecule to the radioactive payload.

Viewpoint believes that its TAT platform and product candidates, if approved, could provide several potential advantages over currently available radiopharmaceuticals, including:

●	enhanced tumor-killing power by using Pb-212 alpha particle radiation in an outpatient setting;
●	ability to use multiple targets and classes of targeting molecules;
●	broad applicability across multiple tumor types, including NETs, metastatic melanomas, and other cancers;
●	increased tolerability and therapeutic window associated with its lead-based TATs;
●	exploitation of multiple mechanisms of action, including direct DNA damage and an alpha particle- mediated enhanced anti-tumor immune response;
●	an established manufacturing process and supply chain using its proprietary VMT-α-GEN isotope generator; and
●	ability to use its Pb-203 imaging diagnostics to enrich its targeted patient populations and determine treatment therapeutic suitability.

Viewpoint believes the multiple mechanisms of action of its TATs may give them the ability to treat hard-to-treat tumors and the potential to work synergistically with other approved oncology therapies. The primary mechanism of action of Pb-212 is direct cell damage through the induction of multiple double-stranded DNA breaks. A secondary mechanism, which would likely expand the effective direct cell kill range of the alpha particles, is referred to as the Bystander Effect. This effect has been shown to be as significant to the overall efficacy in killing cancer cells as the direct DNA breaks. The Bystander Effect has been shown to propagate alpha particle-induced cell death from irradiated dying cells to kill adjacent non-irradiated cells up to 1,000 µm away in a three-dimensional solid tumor model.

Viewpoint’s Pipeline

Viewpoint is leveraging its TAT platform to advance a pipeline of alpha-based therapeutic programs to treat various cancers. The figure below details its current pipeline of TATs. Viewpoint retains global development and commercialization rights to all its product candidates.

Figure 2. Developmental Pipeline

Viewpoint’s Strategy

Viewpoint’s goal is to advance innovative precision medicines for the treatment of cancer by developing and commercializing its TATs. The key elements of its strategy are to:

Advance its initial drug candidate, VMT-α-NET through clinical development for the treatment of neuroendocrine tumors expressing SSTR2. [203Pb]VMT-α-NET is in an ongoing diagnostic Phase 1 clinical trial in patients with SSTR2 positive NETs. Viewpoint has received FDA approval to enter into an open label Phase 1 therapeutic trial to assess [212Pb]VMT-α-NET safety, tolerability and pharmacokinetics as well as to identify the Maximum Tolerated Dose (MTD) and the recommended Phase 2 dose in patients with SSTR2 positive NETs who have not received prior radiotherapy. Secondary endpoints are efficacy by imaging criteria, best and overall response, progression free survival and overall survival. This trial includes patients with NETs of gastrointestinal, pancreatic and lung origin, as well as pheochromocytoma and paraganglioma. Viewpoint has received a Fast Track designation from the FDA under this investigational new drug application (IND). Viewpoint intends to leverage this accelerated approval pathway to design and seek approval for an adaptive registrational trial as data becomes available in the dose escalation study. This strategy, which is commonly employed for drugs showing effectiveness in life-threatening oncological disease states, has the opportunity to provide a clear path to a New Drug Application (NDA) and commercial approval in one more NET cancer subtypes without first executing a classic phase 3, double-blind, randomized and placebo-controlled phase 3 trial. As information on the tolerability and radiation exposure to normal tissues is defined in its Phase I/IIa study, Viewpoint intends to seek approval for expanding its indication to patients who have received prior radiotherapy and are experiencing recurrence.

Advance its second drug candidate, [203/212Pb]VMT01 through clinical development for the treatment of melanoma tumors expressing MC1R. [203Pb]VMT01 and [68Ga]VMT02 imaging tracers are in an ongoing diagnostic Phase 1 clinical trial in patients with stage IV metastatic melanoma. Viewpoint has received an IND safe to proceed letter from the FDA to evaluate the therapeutic, [212Pb]VMT01, in patients with advanced and progressive melanoma. Viewpoint expects to commence enrollment in the first half of 2023. The opening study under this IND is a Phase I/IIa trial utilizing a modified 3+3 dose-ranging design to evaluate approximately 30 subjects with previously treated inoperable Stage III and stage IV melanoma. The primary endpoints of this study are safety and tolerability, determination of a recommended dose for subsequent study, and tumor targeting as determined by imaging. Secondary endpoints are efficacy by imaging criteria, best and overall response, progression free survival and overall survival. Viewpoint may design and seek approval for an adaptive registrational trial in refractory or uveal melanoma as data becomes available in the dose escalation study. However, [212Pb]VMT01 has shown strong synergy with immune-oncology (IO) drugs including PD-1 and CTLA-4 inhibitors in preclinical studies. Viewpoint intends to present this information to the FDA in a Fast Track Application for use of [212Pb]VMT01 in combination with one or more IO drugs as first-line therapy of inoperable stage III or stage IV melanoma, thus creating opportunity for parallel paths to approval.

Continue to leverage its TAT platform to expand its pipeline of product candidates. Viewpoint’s technology allows it to create novel TATs by combining Pb-212 encased within its Pb specific chelator (PSC) with a wide variety of targeting peptides and other delivery vehicles. Targeting molecules can come from discontinued programs, novel molecules currently in development, approved molecules or other proprietary targeting agents. As such, Viewpoint is continuously evaluating opportunities to acquire or in-license additional new targeting molecules that Viewpoint believes can be utilized with its platform to create a potent alpha therapeutic agent. Viewpoint is leveraging its platform to progress its existing product candidates into clinical development for additional indications, including breast, prostate and pancreatic cancers, as well as the development of new product candidates.

Expand the potential of its product candidates in additional indications and as combination therapies in current and additional indications. SSTR2, the molecular target of [212Pb]VMT-α-NET, is overexpressed on a number of cancers that are not classified as NETs, including meningioma and neuroblastoma. Both of these cancers can be difficult to treat when advanced and inoperable, but this is especially true for advanced neuroblastoma, a rare and orphan pediatric disease that is one of the most morbid of pediatric cancers. Viewpoint intends to prioritize seeking regulatory approval to test [212Pb]VMT-α-NET in advanced pediatric neuroblastoma as soon as adult experience in NETs provides a basis for determining safety and tolerability. Viewpoint will leverage the unique capability of [203Pb]VMT-α-NET quantitative imaging to arrive at individualized [212Pb]VMT-α-NET starting doses for the children by calculating the expected radiation delivery to the tumors and normal tissues before treatment begins.

In preclinical studies, Viewpoint also observed a synergistic effect on anti-tumor activity when its TATs are used in combination with approved checkpoint inhibitors. Viewpoint believes that the synergies it has observed could expand the addressable patient populations for [212Pb]VMT01 and allow for potential use in earlier lines of treatment, if approved, after completing the initial evaluation of [212Pb]VMT01 in a relapsed or refractory patient population. Viewpoint is currently evaluating [212Pb]VMT01 in preclinical studies in combination with approved checkpoint inhibitors and DDRIs, such as PARP inhibitors. Viewpoint may also explore other combination therapies that Viewpoint believes may improve response rates in IO responsive tumors as compared to monotherapies of approved oncology therapeutics across its development pipeline.

Utilize a precision medicine approach by leveraging its imaging diagnostics. In order to enrich the patient population for its trials, Viewpoint created an imaging analogue of each of its product candidates by replacing Pb-212 with the radioactive imaging isotope Pb-203 while retaining the same targeting peptide. This allows Viewpoint to assess the uptake of the imaging isotope into the targeted tumor and radiation doses to key organs. Using this data, Viewpoint is able to enroll only those patients who meet predefined tumor uptake and dosimetry standards and are therefore more likely to respond to treatment. Viewpoint believes this strategy will allow them to enrich the patient population of its clinical trials and enable the use of a precision medicine approach for the treatment of multiple tumor types.

Continue to strengthen and scale its internal manufacturing capabilities. Viewpoint believes the quality, reliability and scalability of the manufacturing process for its product candidates will be a core competitive advantage and better enable its long-term success. Viewpoint has developed its proprietary VMT-α-GEN isotope generator to deliver its therapeutic isotope Pb-212 for supply to patients. Viewpoint has received licensing to operate from the Nuclear Regulatory Commission and entered into a 10-year feedstock contract with the DoE for Thorium-228 that VMT-α-GEN uses to generate Pb-212. Viewpoint has scaled manufacturing of VMT-α-GEN available for research purposes and are developing its manufacturing capabilities in an effort to support the clinical development of its drug candidates. Viewpoint believes that by controlling the therapeutic isotope supply Viewpoint can solve the many supply-chain risks that have slowed alpha-particle therapy clinical adoption to date. Viewpoint plans to continue to invest resources to further develop its internal manufacturing process and capabilities.

Background of Radiation-Based Therapies and Radiopharmaceuticals

External beam radiation, or ExB, is one of the most widely used treatments for cancer, with approximately 50% of all cancer patients receiving radiation therapy during the course of treatment. To deliver ExB, a radiation therapy device is used to aim a beam of ionizing radiation into the tumor to kill cancer cells. Based on advances in radiation technology, ExB is highly effective in killing cancer cells and this treatment modality contributes towards approximately 40% of curative treatment for cancer. However, despite the successes of ExB treatment, only a limited number of sites in the body can be irradiated at any time by this treatment due to the off-target effects of radiation that can damage normal tissues. In addition, not all types of cancers can be treated with ExB, as certain organs or tumor types may be difficult to access with radiation beams. As a result, ExB use has generally been restricted to treating localized tumors and is not typically used as a monotherapy to treat patients who have metastatic disease.

Evolution of Radiopharmaceuticals

Radiopharmaceuticals have been developed as a way to precisely apply the tumor-killing power of radiation to a wider array of cancers, including for patients who have metastatic disease. Radiopharmaceuticals are drugs that contain medical isotopes, which are unstable elements that emit radiation and can be used to diagnose and treat cancers. To create radiopharmaceuticals, radiation emitting medical isotopes are typically attached to targeting molecules and administered via intravenous injection. Once administered, the radiopharmaceuticals selectively target tumor antigens that are unique to, or preferentially expressed on, cancer cells throughout the body. Currently available targeted radiopharmaceuticals have demonstrated the ability to simultaneously bind to and kill multiple tumors.

Alpha vs. Beta Radiopharmaceuticals

There are two main classes of therapeutic radiopharmaceuticals, which differ based on the types of particles that are emitted - beta emitting isotopes and alpha emitting isotopes. Historically, due to the readily available supply of beta emitting isotopes and the better understanding of their chemistry and biology, they were more widely used than alpha emitting isotopes. As a result, first-generation targeted therapeutic radiopharmaceuticals were based on beta emitting isotopes, which kill cancer cells primarily by creating free radicals that damage cellular machinery and cause single-stranded DNA breaks, which can be repaired by the cell. As a result, certain cancers are refractory to beta particle-based radiopharmaceutical treatment. Products based on beta emitting isotopes have been developed successfully, but as the development of radiopharmaceuticals continued to evolve, a deeper understanding of the potential of alpha emitting isotopes for treating cancer has emerged.

Compared to beta particles, alpha particles cause greater physical damage to cancer cells, including multiple double-stranded DNA breaks, for which there is no viable resistance mechanism, unlike in the case of single- stranded DNA breaks. Double-stranded DNA breaks are highly lethal, with even a single double-stranded break being sufficient to cause cancer cell death. Alpha particles are over 7,000 times more massive than beta particles with an approximately 4,000-fold higher energy transfer rate, providing alpha particles the advantage of depositing a high amount of tumor-killing energy over a short distance of one to two cells, compared to the relatively long distance of up to 12 mm for beta particles. The amount of energy produced by alpha particles is high enough such that only a small number of alpha particles are required to cause cell death. This feature, when combined with their short path length, enables alpha particles to cause damage only to cancer cells in close proximity, reducing the risk of off-target radiation and normal cell damage that can occur with beta particles. However, because of the short travel distance, alpha particles need to be delivered into or on the surface of tumor cells to achieve the desired therapeutic effect.

The graphic below is management’s illustration of the comparison of the key differences between beta particles and alpha particles.

Figure 3. Comparison of Radiobiological Effects by Radiation Type

* Molecule size and arrows representing travel distance shown for illustrative purposes only and not drawn to scale.

Commercially Available Radiopharmaceuticals

Two of the earliest antibody targeted radiopharmaceuticals, Bexxar, marketed by GlaxoSmithKline, and Zevalin, marketed by Acrotech Biopharma, LLC are beta emitting therapies whose market acceptance was hampered by several issues, including handling and administration difficulties, supply chain challenges and reimbursement complications. Next-generation radiopharmaceuticals that have overcome the challenges faced by first-generation radiopharmaceuticals have since been developed and approved. The first approved alpha emitting therapy, Xofigo, was approved in 2013 for the treatment of bone metastases associated with prostate cancer. Despite Xofigo’s use being limited to its approved label and its inability to be robustly connected to a targeting molecule, Xofigo has been widely adopted and used in over 1,100 sites in the U.S., with estimated worldwide sales of approximately $350 million in 2019 (https://www.bayer.com/media/en-us/). Another next-generation targeted radiopharmaceutical therapy that has been approved is Lutathera, a beta emitting therapy marketed by Novartis. Since its approval in 2018, annual worldwide sales of Lutathera reached $475 million in 2021, despite only being approved for a subset of neuroendocrine cancers that affect the pancreas or gastrointestinal tract, known as GEP-NETs (https://www.novartis.com/investors/financial-data/sec-filings.) Recently, in March 2022, Pluvicto, a beta emitting radioligand therapy marketed by Novartis, was approved to treat progressive, PSMA positive metastatic castration-resistant prostate cancer. Pluvicto is being further developed by Novartis for other prostate cancer indications.

Over the past decade the global radiopharmaceutical market has been growing rapidly. Radiotherapeutics have been projected to grow at CAGR of 39.1% from 2020-2025 and radiodiagnostics have been projected to grow at CAGR of 7.0% from 2020-2025 (Source: 2019 MEDraysintell Nuclear Medicine Report & Directory).

Viewpoint’s Lead-based Targeted Alpha Therapies Platform, Lead Specific Chelator and Peptide Linker Technology

Overview

Viewpoint is developing the next generation of precision targeted alpha therapies for oncology that have the potential to treat a large population of cancer patients across multiple tumor types, including those with metastatic disease. By leveraging its proprietary TAT platform, Viewpoint aims to develop alpha emitting radiopharmaceuticals that can be attached to targeting peptides to deliver the radioactive payload directly to difficult to treat tumors. The foundation of Viewpoint’s TAT platform is its PSC and peptide linker technology, which is designed to enable Viewpoint to connect Viewpoint’s alpha emitting isotope of choice, Pb-212, to a desired targeting peptide to deliver radiation directly to cancer cells. Unlike commercially available chelators and linkers, Viewpoint’s proprietary PSC and peptide linker has shown in preclinical studies the differentiated ability to promote enhanced clearance of the non-tumor localized Pb-212 payload without sacrificing the uptake of the alpha particle into the tumor. Rapid clearance of the alpha emitting isotope from normal tissues is important to enhance tolerability and widen the therapeutic window of Viewpoint’s product candidates.

As depicted previously in Figure 1, Viewpoint’s platform generates TATs that are comprised of three components: (i) a targeting peptide that is designed to selectively target ligands that are unique to, or preferentially expressed on, cancer cells throughout the body; (ii) the alpha emitting medical isotope Pb-212 designed to kill cancer cells; and (iii) Viewpoint’s proprietary linker that attaches the targeting molecule to the radioactive payload.

Viewpoint utilized its TAT platform to discover, design and develop its initial programs, VMT-α-NET, and VMT01, which are currently in an ongoing diagnostic Phase 1 clinical trials, and Viewpoint plans to continue to leverage its platform to assess the potential of and develop multiple additional pipeline programs.

Viewpoint’s TAT Platform

Lead-based Radiotherapies

Viewpoint believes Pb-212 is an optimal therapeutic isotope as compared to currently commercially available radiopharmaceuticals as well as other alpha therapies in development. With a half-life of 10.6 hours, Pb-212 is ideally suited to deliver powerful alpha-particle therapy to cancerous tumors, while representing a lower risk for off-target unintended effects and has the potential for treatment on an outpatient basis.

Pb-203 (Lead-203)

Pb-203 is a gamma-emitting nuclide that acts as the diagnostic in Viewpoint’s innovative theranostic approach. Pb-203 has a long enough half-life to facilitate radiopharmaceutical preparation and gamma-ray imaging (e.g., SPECT or planar gamma camera) at time points up to 24 hours, and potentially 48 hours post-administration. The ability to collect data on the biodistribution of Pb-203 over this period allows for a more detailed understanding of tumor and other organ accumulation, retention, and clearance that can be used as part of a treatment planning process for determining appropriate administered radioactivity levels of Pb-212 for alpha-particle therapy.

Pb-212 (Lead-212)

Pb-212 is an alpha-emitting nuclide that acts as the therapeutic in Viewpoint’s innovative theranostic approach. The higher linear-energy transfer (LET) of alpha-particles, compared to beta particles, results in an increased incidence of double-strand DNA breaks and improved localized cancer-cell damage. Pb-212 has a half-life of 10.6 hours, which Viewpoint believes provides many significant advantages over other radiotherapies, including faster clearance and the potential for reduced off-site toxicity. Its decay chain includes the short-lived isotopes bismuth-212, polonium-212 and thallium-208, which all emit either alpha or beta during decay over about another hour. The end of the decay chain is the stable element lead-208.

In order to maximize the potential clinical benefit of radiopharmaceuticals to patients and minimize potential toxicity issues, Viewpoint believes that TATs must selectively localize and remain within the tumor while the portions of the TAT that are not localized within the tumor are rapidly cleared from the body. . Nearly 15 years of work by Viewpoint’s co-founder Dr. Michael Schultz and colleagues at the University of Iowa and Viewpoint resulted in Viewpoint’s proprietary TAT, PSC and peptide linker technology to enable the delivery of isotopes to tumor cells while simultaneously promoting enhanced clearance of the non-tumor localized isotopes.

Due to the short half-life of Pb-212 and the small size of the compounds, when Viewpoint’s TATs are not bound to targeted cancer cells they rapidly clear from the body through the urinary system, along with any isotopes bound to the linker. This results in lower total body radiation exposure when compared to radiopharmaceuticals designed with longer lived isotopes or larger molecular weight targeting moieties such as antibodies or antibody fragments. Viewpoint believes that its TATs ability to promote clearance without compromising the tumor’s uptake of the alpha particle overcomes a longstanding challenge of radiopharmaceutical drug development.

Viewpoint’s Choice of Alpha Emitter—Pb-212

Although there are many alpha emitting isotopes, Viewpoint believes that the ideal therapeutic isotope should emit alpha particles in rapid succession in order to maximize damage to cancer cells and increase efficacy. Viewpoint is developing its TATs with Pb-212 due to its unique decay chain and half-life properties. In particular, the Pb-212 decay chain gives off a beta emission that does not break the chemical bonds of the chelator, followed approximately 30 minutes later by alpha emissions in rapid succession by branched decay, maximizing the damage to the DNA of tumor cells before ultimately becoming a non-radioactive isotope. Although some other alpha emitting isotopes, such as 225Ac and thorium-227, have longer half-lives, Pb-212 benefits from a half-life of 10.6 hours and a more rapid decay profile that maximizes the energy density inside the cancer cell, which Viewpoint believes enhances tumor-killing power.

Alpha particles kill tumors through multiple mechanisms. The primary mechanism of action is direct cell damage through the induction of multiple double-stranded DNA breaks. As alpha particles traverse the nucleus of a cell, they create a linear track of direct chromosomal damage, leaving behind multiple clusters of double-stranded DNA breaks. These direct alpha particle hits induce cell kill up to a distance of 100 µm, which is equal to a depth of a few cells. A secondary mechanism, which would expand effective direct cell kill range of the alpha particle, is referred to as the Bystander Effect. This effect has been shown to be as significant to the overall efficacy in killing cancer cells as the direct DNA breaks. The Bystander Effect has been shown to propagate alpha particle-induced cell death from irradiated dying cells to kill adjacent non-irradiated cells up to 1,000 µm away in a three-dimensional solid tumor model. A third mechanism by which alpha particle therapy enhances the body’s own anti-tumor immune response is less well understood but has been widely observed and reported. In Viewpoint’s own preclinical studies, Viewpoint has observed a vaccine-like effect that prevented the regrowth of tumors upon re-challenge. This is an area of ongoing investigation by Viewpoint and the international scientific community. Our findings are reported by Viewpoint senior scientist Dr. Mengshi Li, et.al. in the peer-reviewed journal Cancers 2021, 13: 3676, 2021.

Viewpoint’s Chemistry and Biology Expertise with Pb-212

Viewpoint believes that its experience working with alpha emitting radiopharmaceuticals positions Viewpoint to build on the success of currently approved radiopharmaceuticals. By utilizing the advantages of Pb-212 and its proprietary chelator, Viewpoint has the ability to develop next-generation radiopharmaceutical therapies. Pb-212 has complex chemistry and requires extensive experience and expertise to develop and properly characterize Pb-212 radiopharmaceuticals with regard to the required tumor targeting, shelf-life, in vivo stability and potential for commercial-scale manufacturing. For example, the high energy emitted from Pb-212 can cause product candidates to prematurely degrade. Viewpoint believes they have the experience and know-how to develop molecules and formulations of Pb-212 to maximize the shelf-life of its product candidates and allow for regional production and distribution. In addition to a deep understanding of the chemistry of Pb-212, Viewpoint has differentiated knowledge of the underlying biology of Pb-212 and its mechanisms of directly damaging the DNA of tumors through single and double-stranded DNA breaks, causing the Bystander Effect and using the immune system’s adaptive response to attack non-target expressing tumors in order to stimulate a vaccine effect.

Imaging Diagnostics

For each of its product candidates, Viewpoint creates an imaging analogue that utilizes the same linker and targeting molecule but replaces Pb-212 with the radioactive imaging isotope Pb-203. This allows Viewpoint to assess uptake of the imaging analogue into the targeted tumor and to determine radiation doses to key organs. The imaging analogue versions of Viewpoint’s product candidates are leveraged in both preclinical and clinical development and are used to enrich the patient population in its clinical trials by identifying the patients and tumor types more likely to respond to therapy.

Manufacturing and Supply Chain Capabilities

Viewpoint has developed a proprietary isotope generator, VMT-α-GEN, to generate and deliver its therapeutic isotope Pb-212 for supply to patients. Viewpoint has received licensing to operate from the Nuclear Regulatory Commission and has developed a long-term supply chain to receive feedstock of Thorium-228 from producers, such as the DoE, that VMT-α-GEN uses to generate Pb-212. Viewpoint also has contracts with various OEM manufacturers to manufacture certain components of its VMT-α-GEN generator.

Viewpoints assembles and manufactures its finished radiopharmaceutical candidates by connecting Pb-212 to the targeting peptide with its proprietary linker technology. Currently, Viewpoint has scaled manufacturing of VMT-α-GEN for research purposes only, including supply for its clinical trials. Viewpoint is continuing commercial scale manufacturing development to manufacture and supply its finished product candidates to support its projected global clinical efforts, including those in Canada and the United States. Viewpoint also has internal manufacturing expertise, which facilitates rapid tech transfer to other third-party manufacturers, and extensive experience in managing the full supply chain for radiopharmaceuticals.

Product Programs

VMT-α-NET: A Targeted Alpha Therapy Targeting SSTR2

Overview

Viewpoint is leveraging its TAT platform to progress its initial product candidate, VMT-α-NET into clinical development. Viewpoint designed VMT-α-NET to target and deliver Pb-212 to tumor sites expressing somatostatin receptor subtype 2 (SSTR2), a protein that is overexpressed in neuroendocrine tumors (NETs) and other cancers.

Neuroendocrine tumors represent a heterogenous group of neoplasms that are being diagnosed at increasing frequency. Registry data from the U.S. Surveillance Epidemiology and End Results (SEER) Register shows an increase in reported cases of over 300% compared to the 35 years prior to 2016 (coincident with diagnostic advances). Improvements in surveillance and diagnostic techniques, such as colonoscopy and molecular imaging, have led to earlier detection that will continue to influence the treatment options chosen and ultimately may affect survival. As rare tumors, no routine preventive screening is practiced and unfortunately a substantial proportion of cases are advanced at the time of diagnosis. The median overall survival (OS) is currently 9.3 years, with large variations based on site and localization of disease. While low grade and/or localized disease amenable to surgical intervention carries a good prognosis in terms of OS, high grade and/or distant (metastatic) disease is worse with median survival rates typically measured in months. The serious condition being addressed are those NETs with locoregional and metastatic spread that carry a poor prognosis despite currently available therapies. Viewpoint believes there is a significant unmet medical need for improved tumor and symptom control with favorable safety profiles, which represents a $5 billion market opportunity when looking at combined 2019 sales for Affinitor ($1.5B), Lutathera ($400M), Sandostatin ($1.6B), Sutent ($1B), Somatuline ($700M) and Azedra ($2M) as reported by each of their marketing authorization holders.

Additionally, Viewpoint believes there is an opportunity for Orphan Drug Designations for VMT-α-NET for NET subtype indications. There is also potential for a priority review voucher if Viewpoint pursues the rare pediatric disease of advanced neuroblastoma as Viewpoint’s best path for drug approval after review of phase I trial data.

Role of Pb-212-VMT-α-NET in Neuroendocrine Tumor Treatment

Neuroendocrine tumors are typically categorized by primary site of origin, histological features, and the presence of biochemical and genetic markers. Figure 4 is a management summary of cited literature which illustrates reported SSTR2 expression frequencies, accepted treatments and treatment outcomes organized consistent with diagnostic staging per the most recent NANETS guidelines published in 2017 and 2021. Notably, patients with advanced disease receive systemic therapies that are largely cytostatic and palliative and subsequently have poor 5-year outcomes. Complete and durable responses are rare.

As shown in red in Figure 4, targeting SSTR2 represents a unique opportunity to improve the delivery of more effective tumoricidal therapy to NETs. Despite the increased overall survival observed with somatostatin analogs (SSAs) and currently approved peptide receptor radionuclide therapy (PRRT), on average most subjects relapse 3 to 4 years after starting treatment. This represents an unmet medical need in patients with advanced and progressive disease. Viewpoint Molecular Targeting has developed an alpha particle radiation delivering agent targeted to SSTR2-positive NET’s that will be tested in the patient populations noted in yellow in Figure 4 following positive screening with validated SSTR2 imaging scans in order to address the need for more complete and durable responses.

Figure 4. NET Treatment and Published SSTR2 Expression Frequencies by Subtype

(A-C). NET treatment outcomes for advanced disease. Highlighted in red are the estimated SSTR2 biomarker positivity rates based on literature review. Approved treatments do not uniformly exploit SSTR2 as a target of therapy or do so only as adjuvant or suppressive therapy. Tumoricidal therapy targeting SSTR2 is presently limited to [177Lu]DOTATATE for well-differentiated GEP-NETs. [212Pb]VMT-α-NET is under evaluation to address unmet medical needs across a range of NETs, where SSTR2 overexpression is measurable and 5-year outcomes remain poor. OS overall survival, PFS progression free survival, ORR objective response rate, SSTR2+ somatostatin receptor type 2 positive, SSAs somatostatin analogs, PRRT peptide receptor radionuclide therapy. A) GEP-NET gastroenteropancreatic neuroendocrine tumor, B) Thoracic NETs, C) Pheo/Para pheochromocytoma/paraganglioma, MIBG metaiodobenzylguanidine

A. Gastroenteropancreatic NETs

B. Thoracic NETs

C. Pheochromocytoma and Paraganglioma

SSTR2 expression and current SSTR2 directed therapies
[212Pb]VMT-α-NET target population (subject to SSTR2 imaging)
Pheo/Para
SSTR2+ (74.8%)
Regional or metastatic (% unclear, minority)
Systemic Therapy
Biomarker Assessment
Ki67 IHC, PDL1 IHC, SDH IHC
MIBG and SSTR2 imaging
Targeted Therapies
Chemotherapy
Immunotherapy
[131I]MIBG
- ORR up to 40%
- PFS up to 16 months
NANETS Guidelines 2021
- PFS 20.6 months
- OS 41 months
NANETS Guidelines 2021
- ORR 9%
- PFS 5.7 months
NANETS Guidelines 2021

Preclinical Studies

[212Pb]VMT-α-NET as a Monotherapy

Overview of Preclinical Development

Nonclinical studies to support the development of [212Pb]VMT-α-NET as radiotherapeutics include primary pharmacology, biodistribution, normal organ dosimetry, efficacy, radiation induced toxicology and drug precursor toxicology studies. VMT-α-NET has a low molecular weight cyclic peptide component that is designed to bind to the external domain of the SSTR2 expressed on the surface of NET cells. The SPECT imaging agent [203Pb]VMT-α-NET is a therapy surrogate that provides quantitative data that facilitates development and dosing for [212Pb]VMT-α-NET alpha-particle radiotherapy.

In preclinical cellular assays, Viewpoint observed high binding affinity with SSTR2, high cellular uptake, high internalization and low efflux rate using a well-validated NET cell line of pancreatic origin. Receptor blocking studies both in both cellular assays and animals demonstrated the mechanism of action to be SSTR2 target specific. In animal pharmacology studies, Viewpoint observed high SSTR2-mediated accumulation of [203Pb]VMT-α-NET and [212Pb]VMT-α-NET in tumor bearing mice. This was confirmed by SPECT/CT imaging using the [203Pb]VMT-α-NET imaging agent. In animal efficacy experiments, Viewpoint observed a dose-dependent anti-tumor response (tumor regression and/or lack of progression) uniformly with single and multiple injection dosing schedules. Optimized dosing of [212Pb]VMT-α-NET was determined by comparing single injections with fractionated and longer cyclic injections. In non-clinical pharmacokinetics studies, the biodistribution of [203Pb]VMT-α-NET in normal organs was also determined in mice to calculate the dosimetry of [212Pb]VMT-α-NET in normal organs. This information was analyzed by two independent medical physicists to extrapolate potential radiation exposure in female and male humans using established medical dosimetry software (OLINDA/EXM 2.0). Complete and durable tumor regression has been achieved with both single and repeated dosing schedules at doses that are relevant to human use and are well-tolerated.

Radiation induced toxicity, referred to as “hot” toxicology from [212Pb]VMT-α-NET was evaluated in mice for 150 days following single IV injections over a range of 4 activity doses. In addition, the radiation toxicity was further evaluated following single injection or fractionated injections. A good laboratory practice (GLP) compliant repeat-dose “cold” toxicity study of the VMT-α-NET compound was performed at escalating doses to levels many times those expected for human use. For both “hot” and “cold” toxicology studies, clinical observations, changes to body weight or body weight gain, functional observation battery (FOB) parameters, hematology or clinical chemistry parameters, alterations in food consumption or locomotor activity (LMA), differences in organ weight parameters, or macroscopic or microscopic observations were monitored. No adverse effects were observed for the nonradioactive compound. Radiolabeled [212Pb]VMT-α-NET was well tolerated over the range of doses tested. An LD50, or median lethal dose, has not been defined but weight loss was observed at higher doses when given without concurrent renal protective amino acids to normal animals without NET tumors. This effect was not observed with dose fractionation.

Preclinical Studies of [212Pb]VMT-α-NET

In order to assess the potential toxicity and efficacy of [212Pb]VMT-α-NET prior to use in humans, the compound was extensively studied in mice in accordance with FDA Guidance for Industry “Oncology Therapeutic Radiopharmaceuticals: Nonclinical Studies and Label Recommendations” published in 2019, which notably does not require nonclinical testing in primates.

Figure 5 summarizes results below. A single injection study of escalating activity doses of [212Pb]VMT-α-NET in NET tumor bearing mice was performed. Concurrent amino acids (DL-lysine) were administered to reduce reuptake of [212Pb]VMT-α-NET in kidneys. Control animals were injected with vehicle solution (100 μL saline and amino acids). At the conclusion of the study, complete tumor remission was found in 20% of the mice administered 3.7 MBq [212Pb]VMT-α-NET (5A). In another study, therapeutic efficacy of single injections of 3.7 MBq of [212Pb]VMT-α-NET and fractionated 3 × 1.2 MBq of [212Pb]VMT-α-NET were determined in AR42J-bearing mice. Both single and fractionated dosing regimens significantly inhibited the tumor growth without inducing significant toxicity, resulting in 40% and 70% complete tumor remission at the conclusion of the study on Day 120 (Figure 5B). This data supports repeat dosing in the clinical setting, which is the current practice with approved radiotherapeutics.

Figure 5. Preclinical Efficacy Studies of [212Pb]VMT-α-NET

Efficacy of [212Pb]VMT-α-NET radiotherapy in athymic mice bearing AR42J tumors (n=10). (A) Overall survival in mice bearing AR42J tumors post single injections of 3.7 MBq [212Pb]VMT-α-NET; (B) Overall survival in mice bearing AR42J tumors post single injections of 3.7 MBq [212Pb]VMT-α-NET or fractionated 3 × 1.2 MBq of [212Pb]VMT-α-NET.

GLP Toxicity Study of VMT-α-NET – nonradioactive “cold” compound

The repeat-dose toxicity and neurological safety of the nonradiolabeled VMT-α-NET compound were determined in male and female mice. VMT-α-NET was administered at three dose levels once weekly via intravenous (bolus) injection for 3 weeks (three total doses). The reversibility or persistence of any effects was determined in the following 2-week recovery phase by Labcorp Early Development Laboratories Inc (Table 1). All animals survived to their scheduled sacrifice. No VMT-α-NET-related clinical observations, changes to body weight or body weight gain, food consumption, FOB parameters or LMA, or hematology or clinical chemistry parameters were noted. VMT-alpha-NET-related decreased thymus weight in males administered ≥0.079 mg/kg/dose at termination and in males administered ≥0.79 mg/kg/dose at recovery phase did not correlate with dose or impact on the general health of the animals and are not considered adverse. Thus, the no observed adverse effect level (NOAEL) is 0.79 mg/kg/dose.

Table 1. Study 8460754 Design
Group[a]	Dose Level[b]	Dose Concentration[b]	Number of Animals[c]
	(mg/kg/day)	(mg/mL)	Males	Females
1 (Control)	0	0	15	15
2 (Low)	0.025	0.01	10	10
3 (Intermediate)	0.079	0.0316	10	10
4 (High)	0.79	0.316	15	15

a         Group 1 was administered vehicle control only.

b         Animals were dosed at a volume of 2.5 mL/kg. Dose level mg/kg/day equivalents mg/kg/dose.

c         Ten animals/sex/group were designated as terminal animals after the 3-week dose phase, and 5 animals/sex/group in Groups 1 and 4 were designated as recovery animals sacrificed 2 weeks following the dose phase.

Radiation Toxicity of Pb-212-VMT-α-NET – Radioactive “hot” compound

Escalating single doses of [212Pb]VMT-α-NET were injected intravenously in normal mice without concurrent renal protective amino acid infusion. Transient loss of body weight in a dose-dependent manner was observed in all treated mice, with lowest body weight observed on day 2 post-injection (Figure 6A). However, all body weights were restored by day 10. After recovery, the mice gained weight in a dose-dependent manner by day 20, followed by variable change in body weight in each cohort. All treated mice gradually gained body weight through the study at different rates. A bifurcate trend in the weight change was observed around 75 days. Animals treated with 0 and 0.37 MBq of [212Pb]VMT-α-NET kept gaining weight, whereas animals treated with >1.85 MBq of [212Pb]VMT-α-NET remained at stable weight. After 120 days, slowly decreased body weight was observed in mice treated with 3.33 MBq and 5.5 MBq of [212Pb]VMT-α-NET. At around 140 days – 1 mouse treated with 3.33 MBq of [212Pb]VMT-α-NET and 1 mouse treated with 5.55 MBq of [212Pb]VMT-α-NET lost body weight by 15–23% compared with most recent measurement and thus were removed from the study. The other animals remained in the study until the conclusion on day 180.

A separate study was conducted to compare toxicity of a single dose of 3.33 MBq [212Pb]VMT-α-NET compared to fractionated doses of 1.11 MBq × 3 of [212Pb]VMT-α-NET over a 28-day period. Both regimens were well tolerated. Upon conclusion of the study on day 180, no animal was removed from the study due to severe toxicity. As shown in Figure 6B, the body weight of each individual mouse was monitored at least weekly. Five of 6 mice in control group had gained weight despite one mouse maintaining stable weight. A temporary body weight loss on day 5 was observed in mice treated with single injection of 3.33 MBq of [212Pb]VMT-α-NET, followed by quick restoration of body weight by day 10. The body weight remained stable or slowly increased. No significant effect on body weight gain rate was observed following injection of fractionated doses of [212Pb]VMT-α-NET. No significant difference was found between control and treated cohorts.

Figure 6. Radiation Toxicity of [212Pb]VMT-α-NET in Normal Mice – Body Weight

6A. Body weight changed over time following single IV injection of [22Pb]VMT-α-NET (0 - 5.55 MBq) in naïve male CD-1 Elite-SOPF mice. [212Pb]VMT-α-NET was prepared in 100 μL of saline solution. The data are presented as mean percentage of body weight change from the initial measurement (28.9 ± 2.0 g) ± SEM (n=4 for each group). * One mouse from 3.33 MBq and one from 5.55 MBq treatment cohort were removed due to body weight loss at the end of the study.

6B. Change in Body Weight. Body weight of each mouse following IV injection of 3.33 MBq, 3 × 1.11 MBq of [212Pb]VMT-α-NET, or saline solution in male CD-1 Elite-SOPF mice (n=5-6 per group)

Dosimetry Analysis of [212Pb]VMT-α-NET in Normal Organs Extrapolated to Human

Ex vivo biodistribution data were used to generate input for dosimetry analysis, which is the process of determining the radiation exposure resulting from a radiotherapeutic dose by examining how the drug (and therefore the radioactivity) moves through the organs, tissues and the whole body over time. The amount of radiation exposure calculated is influenced by the type of particle emissions (alpha vs. beta), the half-life of the isotope payload, and the pharmacokinetic properties of the compound. Since radiation is easily measured at low quantities, animal biodistribution studies at multiple timepoints are very informative and extrapolation to the human is possible with established mathematical models. The concentration of [203Pb]VMT-α-NET in each organ (%ID/g) over time was used to compute the mouse time-integrated activity coefficient (TIAC) in each organ in mice which was then scaled to human TIAC. Those human TIAC values were then adjusted for activity leaving the body via the renal and gastrointestinal (GI) systems. Final TIAC values were then used to compute organ and whole-body dosimetry for the adult male and female human using OLINDA/EXM 2.0 (HERMES Medical Solutions). Radiation absorbed doses for [212Pb]VMT-α-NET therapy were extrapolated to normal organs of the adult male and adult female from murine [203Pb]VMT-α-NET biodistribution data. A relative biological effectiveness (RBE) of 5 has been applied to the alpha emissions from 212Bi and 212Po (and an RBE of 1 has been applied to beta emissions). Estimates of human radiation absorbed doses based on mouse data are presented in Table 2. In both sexes, the organs with the highest absorbed dose were the kidneys and the bone marrow.

Table 2. Equivalent dose (mSv/MBq) after 2-hour voiding to organs in female and male human (from murine biodistribution data).

Organ	Female	Male
Adrenals	1.63 × 10[0]	1.35 × 10[0]
Brain	1.96 × 10-2	4.69 × 10-2
Breasts	5.49 × 10-1	-
Esophagus	5.54 × 10-1	6.61 × 10-1
Eyes	1.28 × 10-1	1.58 × 10-1
Gallbladder Wall	6.01 × 10-1	6.97 × 10-1
Heart Wall	8.45 × 10-1	7.18 × 10-1
Kidneys	1.96 × 10[1]	8.49 × 10[0]
Left colon	1.61 × 10[0]	1.71 × 10[0]
Liver	3.02 × 10-1	2.82 × 10-1
Lungs	4.49 × 10[0]	2.47 × 10[0]
Osteogenic Cells	6.96 × 10[0]	1.60 × 10[1]
Ovaries	2.68 × 10-1	-
Pancreas	2.84 × 10[0]	2.33 × 10[0]
Prostate	-	7.11 × 10-1
Rectum	1.14 × 10[0]	1.29 × 10[0]
Red Marrow	1.61 × 10[0]	3.01 × 10[0]
Right colon	1.67 × 10[0]	1.63 × 10[0]
Salivary Glands	5.46 × 10-1	6.55 × 10-1
Small Intestine	9.01 × 10-1	9.33 × 10-1
Spleen	4.59 × 10-1	4.16 × 10-1
Stomach Wall	6.36 × 10-1	7.38 × 10-1
Testes	-	2.18 × 10-1
Thymus	6.59 × 10[0]	7.04 × 10[0]
Thyroid	2.09 × 10[0]	1.02 × 10[0]
Urinary Bladder Wall	2.43 × 10[0]	2.17 × 10[0]
Uterus	4.68 × 10-1	-
212Pb Equivalent dose (mSv/MBq) (The two tissues with the highest absorbed doses are bolded)

Preclinical Mechanisms of Action Studies

In order to evaluate the potential mechanisms of action and optimize the performance characteristics of [203/212Pb]VMT-α-NET, Viewpoint conducted multiple preclinical studies using available SSTR2 targeted agents as comparators. In in vitro pharmacology studies, high binding affinity at nanomolar level of VMT-α-NET was demonstrated using pancreatic NET cells, as shown in Figure 7, where VMT-α-NET is compared to similar compounds.

Figure 7. Competitive Binding of VMT-α-NET to SSTR2 Pancreatic NET Cells

The competitive binding assay demonstrated that the PSC-conjugated TOC improved the binding affinity compared to the DOTA conjugated counterpart.

Rapid cellular uptake of [203Pb]VMT-α-NET was also found in pancreatic NET cells. With the modifications on chelator and linker, cellular uptake of [203Pb]VMT-α-NET was 21-fold higher than a Pb-203 labeled version of a widely available SSTR2 imaging tracer, DOTATOC, after 2-hours incubation (Figure 8). Upon binding, 80% of [203Pb]VMT-α-NET was internalized (Figure 9A). Efflux of [203Pb]VMT-α-NET was minimal, more than 80% of bound [203Pb]VMT-α-NET remained in the cells after 3-hour during the following 3 hours incubation (Figure 9B).

Figure 8. Cellular Uptake of VMT-α-NET in Pancreatic NET Cells

Dynamic cellular uptake of 203Pb-labeled DOTATOC, PSCTOC, and VMT-α-NET in AR42J cells. The data are shown as mean uptake ± SD (n=4).

Figure 9. Internalization and Efflux of VMT-α-NET in Pancreatic NET Cells.

The tumor-targeting efficiency of [203Pb]VMT-α-NET compared to [203Pb]DOTATOC was also determined in NET tumor bearing mice. Viewpoint measured significantly higher amounts of [203Pb]VMT-α-NET in tumors at all time points (Figure 10A-C), as measured by the percentage of injected radioactivity per gram of tissue (%ID/g). Specifically, much slower efflux of [203Pb]VMT-α-NET from tumors was observed, resulting in longer retention of [203Pb]VMT-α-NET in the tumors (i.e., 12.21%ID/g for [203Pb]VMT-α-NET vs 2.44% ID/g for [203Pb]DOTATOC at 24 hours, Figure 6C). Due to the high uptake and slow washout from tumor, together with the rapid clearance from kidney, the tumor-to-kidney ratio of [203Pb]VMT-α-NET at 24 hours post-injection was 26-fold higher than that of [203Pb]DOTATOC.

Internalization and efflux of [203Pb]VMT-α-NET in AR42J cells over time. (A) Majority of bound [203Pb]VMT-α-NET was internalized. Low membrane-bound [203Pb]VMT-α-NET was observed during the 2-hour incubation; (B) Efflux study showed only 20% excretion of [203Pb]VMT-α-NET over 3 hours and over 80% of total bound radioactivity remained in the cells.

Figure 10. VMT-α-NET Tumor Targeting Efficiency

Figure 10. Biodistribution of [203Pb]VMT-α-NET and [203Pb]DOTATOC in athymic nude mice bearing AR42J tumors at (A) 1 hour, (B) 3 hours and (C) 24 hours. Data are presented as decay corrected mean percent of injected dose per gram of tissue (%ID/g) ± SD (n=3 per time point).

Preclinical Imaging Studies of Pb-203-VMT-α-NET

A SPECT/CT imaging evaluation of SSTR2-mediated accumulation and retention of [203Pb]VMT-α-NET compared to [203Pb]DOTATOC was performed in the same mouse NET tumor model using an INVEON Tri-modality SPECT/PET/CT scanner (Siemens Preclinical, Knoxville, TN) equipped with medium-energy (0.3 mm) pinhole collimators. SPECT/CT images were acquired at 3 hours and 24 hours post-injection (Figure 11A). In another experiment, the SSTR2-mediated tumor-targeting mechanism of [203Pb]VMT-α-NET was confirmed by co-injection of [203Pb]VMT-α-NET with 30 nmole of unlabeled VMT-α-NET. The accumulation of [203Pb]VMT-α-NET was completely blocked by co-injection of excess unlabeled VMT-α-NET (Figure 11B).

Figure 11. [203Pb]VMT-α-NET SPECT/CT Preclinical Imaging

Figure 11. (A) SPECT/CT imaging of [203Pb]VMT-α-NET and [203Pb]DOTATOC in athymic nu/nu mice bearing AR42J at 3 hours post-injection of 11.1 MBq radioactivity; Accumulation of [203Pb]VMT-α-NET was blocked by co-administration of excess (30 nmol; unlabeled) VMT-α-NET; (B) Significantly longer retention of [203Pb]VMT-α-NET than [203Pb]DOTATOC in the tumor was observed at 24 hours post-injection.

Clinical Studies of Pb-203-VMT-α-NET

203Pb]VMT-α-NET, has been administered to a single individual in a named-patient study at the University of Ulm, Germany at an activity dose of 224 MBq. No side effects were attributed to the investigational product and multi-timepoint whole body planar and SPECT/CT imaging demonstrated rapid tumor accumulation and renal clearance as well as excellent tumor retention at 21 hours with high tumor conspicuity (Figures 12, 13).

Figure 12. [203Pb]VMT-α-NET Clinical Imaging - SPECT/CT

Axial contrast enhanced CT in the arterial phase (A) in a 49-year-old man with midgut terminal ileum neuroendocrine tumor, history of carcinoid heart disease and symptoms of carcinoid syndrome (flushing, diarrhea and shortness of breath) shows multiple low-attenuation lesions within the liver consistent with metastatic disease and a large hypodense lesion in the left lobe segment III. Axial fused [68Ga]DOTATATE PET/CT scan (B) shows intense radiotracer uptake in both lobes of the liver with a large focal metastatic lesion in the left lobe segment III correlating to the hypodense lesion noted on contrast enhanced CT, segment IV, as well as multiple highly avid lesions in right lobe segments VI and V. Axial fused [203Pb]VMT-⍺-NET SPECT/CT scans acquired at (C) 1 hr. and (D) 22 hrs. show intense radiotracer uptake in both hepatic lobes with large lesions in left lobe segments III and IV and right lobe segments VI and V, corresponding to regions of radiotracer uptake seen on [68Ga]DOTATATE PET/CT imaging. An area of central photopenia is demonstrated in the large segment III lesion anatomically correlating to the hypodense lesion seen on contrast enhanced CT.

Figure 13. [203Pb]VMT-α-NET Clinical Imaging – Whole Body Planar

Planar anterior and posterior whole body [203Pb]VMT- α -NET scans acquired at 1 hr. (A) and 22 hrs. (B) show multiple foci of increased radiotracer activity throughout the liver consistent with metastatic disease. Physiological radiotracer uptake is seen in the kidneys and bladder with interval retention and apparent consolidation of radiotracer activity in metastatic liver foci at 21 hrs. (B) in part due to radiotracer clearance from the blood pool and collecting system.

[212Pb]VMT-α-NET as a Combination Therapy

No data is available on combination therapy to date.

VMT01: A Targeted Alpha Therapy Targeting MC1R

Overview of VMT01and VMT02

In addition, Viewpoint is leveraging its TAT platform to progress other product candidates, including VMT01, into clinical development. Viewpoint designed VMT01 to target and deliver Pb-212 to tumor sites expressing melanocortin 1 receptor (MC1R), a protein that is overexpressed in melanoma cancers. Viewpoint also designed two imaging surrogates, the chemically identical [203Pb]VMT01 for SPECT imaging and dosimetric calculations and [68Ga]VMT02, a PET imaging tracer, for patient selection. [68Ga]VMT02 utilizes the same targeting peptide as VMT01 but differs in having a chelator optimized for PET radiotracers (DOTA).

MC1R is a G-protein coupled receptor that has been investigated as a target for metastatic melanoma drug delivery due to its overexpression on the surface of melanoma cells and relative absence in normal cells. MC1R-targeted radiolabeled peptides have been used as delivery vehicles for delivering radiometals to melanoma tumors in preclinical models for diagnostic imaging and therapy, as well as in clinical imaging studies that demonstrated the ability to identify MC1R-positive tumors by Positron Emission Tomography (PET) imaging.

VMT01 and VMT02 peptides bind with high affinity and specificity to melanoma tumors (where MC1R is present) and do not bind to healthy cells (where MC1R is absent). Thus, the radioactive nuclide carried by the peptide is delivered primarily to tumor cells, while non-specific binding to healthy cells is minimal. Treatment is carried out in two stages. In the first stage (i.e., the diagnostic stage), [203Pb]VMT01 or [68Ga]VMT02 are administered for single-photon emission computed tomography (SPECT) or PET imaging, respectively. The decay of radionuclides 203Pb and 68Ga result in gamma radiation that can be detected by the imaging device. This detection can be used to pinpoint the presence of cancerous tumors expressing MC1R and illuminate the pharmacokinetic properties and biodistribution of the radiopharmaceutical. This information can be used to guide the second stage (i.e., the therapeutic stage) with [212Pb]VMT01, in which radionuclide 212Pb replaces 203Pb and 68Ga. [212Pb]VMT01 is designed to deliver alpha (α) radiation efficiently to melanoma tumors that express the MC1R receptor. This two-stage process is commonly referred to as image-guided receptor-targeted alpha-particle radionuclide therapy for cancer and is also referred to as a “theranostic” approach.

Nonclinical pharmacology, pharmacokinetics (PK), and toxicology studies utilizing in vitro and in vivo assays, SPECT and PET imaging, and histopathology were conducted by the sponsor to support the first-in-human (FIH) phase I/IIa clinical development of [212Pb]VMT01 per recommendations in the United States Food and Drug Administration (FDA) Guidance document titled “Oncology Therapeutic Radiopharmaceuticals: Nonclinical Studies and Labeling Recommendations Guidance for Industry”. Promising results have demonstrated an increase in progression-free survival, improvement in overall survival, and in some cases complete remission in mice bearing murine and human melanoma tumors. Viewpoint has also observed significant synergy with checkpoint inhibitors in animal models that are resistant to immunotherapy alone, and a subset of animals receiving the combination therapy demonstrate resistance to re-inoculation with naive melanoma cells.

Management believes that there are currently no FDA approved peptide-based receptor targeting approaches for the treatment of metastatic melanoma. The goal of the theranostic approach with [203Pb]VMT01 or [68Ga]VMT02 (diagnosis) and [212Pb]VMT01 (therapy) is to establish a new methodology to treat patients with MC1R-expressing tumors that has the potential to improve long-term outcomes.

Role of VMT01 in Advanced Melanoma Treatment

Melanoma is a cancer of the skin arising from uncontrollable growth of melanocytes, the melanin producing cells of the body. Melanoma generally originates on the epidermis (the outermost layer of skin). In rare instances, melanoma can originate in the eyes or mucosal membranes, as these are other locations where melanocytes are present. Metastatic melanoma is the result of melanoma that has progressed through the layers of skin, infiltrated the blood stream or lymphatic system, and traveled to other areas of the body to metastasize.

The worldwide incidence has been reported as 324,635 new cases in 2020 by GLOBOCAN, and the risk of melanoma increases as people age, with the average age of diagnosis being early to mid-60’s. Of considerable concern, melanoma incidence has evolved into one of the most common cancers observed in young adults under 30 years (most notably in women). The disease is global, with particularly high incidences in North America, Northern Europe, New Zealand, and the highest occurring in Australia, where annual rates are more than twice that of North America. In the US, there are approximately 100,000 new diagnoses of melanoma annually and approximately 6,850 deaths annually from metastatic melanoma (source: cancer.org). In most cases, metastatic melanoma cannot be cured but treatment can support a longer life.

The National Cancer Institute’s Surveillance, Epidemiology, and End Results (SEER) Program estimates 84% of all melanoma cases in the United States are local disease, receiving surgical treatment followed by watchful waiting. Melanoma that has regional spreading (stage III) indicates spreading to nearby lymph nodes and accounts for 9% of cases, with a five-year survival of 65% reported in 2017. Metastatic melanoma is classified as stage IV, where melanoma has metastasized to distant organs, such as the brain, lungs, or liver, and contains any T or N value in the TNM staging system. Metastatic melanoma accounts for 4% of cases and carries a poor prognosis (five-year survival 30 % by SEER database 2022). Metastatic melanoma patients would benefit from a drug to address transient or metastatic disease, especially diffuse metastatic disease. Thus, metastatic melanoma is considered an orphan subset of melanoma and will be the intended target population for the drugs under development.

Leading treatments for metastatic melanoma are typically not curative. Treatments include immunotherapy to help the immune system recognize evading cancer cells, targeted therapy to interfere with known cancer processes, radiation therapy to kill cancer cells via high-energy X-ray or proton beams, and chemotherapy to attack rapidly dividing cancer cells. Immunotherapies and targeted mitogen-activated protein kinase inhibitor (MAPKi) cell therapies have improved outcomes, but low response rates, acquired drug resistance, and adverse side effects have limited quality of life for metastatic melanoma patients. The most dramatic improvements in response (combination therapies; up to 61%) have often been reported to lead to grade 3/4 adverse events and therapy discontinuation. Recurrence is common, with complex mechanisms of resistance that include altered oncogenic pathways, tumor heterogeneity, and enhanced DNA repair. Viewpoint’s TAT platform using [212Pb]VMT01 has the potential to overcome many of these resistance pathways. Viewpoint’s intent is to test the safety and tolerability of [212Pb]VMT01in previously treated patients who are experiencing progression or recurrence of disease as monotherapy and seek approval for testing in combination with first-line immunotherapies as soon as a preliminary safety profile is established, and regulatory approval is obtained. This general approach is shown in the context of the currently treatment algorithm for metastatic melanoma in Figure 14.

Figure 14. VMT01 Clinical Strategy

Preclinical Studies

[212Pb]VMT01 as a Monotherapy

Overview of Preclinical Development

Nonclinical studies conducted to support the development of [212Pb]VMT01 include primary pharmacology, safety pharmacology, biodistribution, normal organ dosimetry, single-dose radiation toxicity, single-dose ligand toxicology, and repeat-dose ligand toxicology studies. Cellular competitive binding assays were conducted in mouse B16-F10 melanoma cells to demonstrate the specific binding of VMT01, VMT02, [Pb]VMT01 and [Ga]VMT02 to MC1R. Internalization and efflux studies of [203Pb]VMT01 were also conducted in B16-F10 melanoma cells. Tumor-specific accumulation of [203Pb]VMT01 and [68Ga]VMT02 were demonstrated by in vivo imaging and biodistribution studies. Imaging results were correlated with immunohistochemistry (IHC) staining of MC1R in tumor sections. In vivo therapeutic efficacy of [212Pb]VMT01 as monotherapy, as well as in combination with MAPK inhibitor or immune checkpoint inhibitor therapy, were demonstrated in MC1R-positive mouse and human xenograft models (subcutaneous tumor implants). Safety pharmacology to investigate ligand-related pharmacological effects was assessed in GLP-compliant toxicology studies.

Biodistribution of [203Pb]VMT01 and [67Ga]VMT02 were determined in tumor-bearing mice. In addition, biodistribution of [203Pb]VMT01 was performed in normal mice in order to estimate absorbed doses of [212Pb]VMT01 in normal organs in the adult male and adult female to establishing starting activity doses for the proposed clinical trials.

The radiation toxicity of single dose [212Pb]VMT01 was determined in normal mice. Body weight and biomarkers for potential hematotoxicity, cardiotoxicity, and nephrotoxicity were monitored up to 28 weeks post-injection. Histological analysis of the kidneys in mice were also conducted to ascertain potential tubular damage, glomerular damage, interstitial inflammation, and interstitial fibrosis.

Single-dose acute toxicity of nonradioactive VMT01 was determined in male and female rats in a GLP-compliant study. Assessment of toxicity was based on mortality, general observations, body weight, food consumption, ophthalmoscopic examinations, and anatomic pathology. A repeat-dose “cold” toxicology study of VMT01 was also undertaken using male and female mice in a GLP-compliant study. Assessment of toxicity was based on general observations, changes in body weight, functional observation battery (FOB) parameters, hematology, blood chemistry parameters, alterations in food consumption or locomotor activity, differences in organ weight parameters, and macroscopic or microscopic observations.

Preclinical Studies of [212Pb]VMT01

Viewpoint has conducted a complete nonclinical development program (Table 3) to support the mechanism of action and to access the efficacy of [212Pb]VMT01 in vitro and in vivo in order to:

•    Measure the specific binding (IC50 < 1 nM) of VMT01, VMT02, [natPb]VMT01, and [natGa]VMT02 to MC1R expressed on melanoma cells.

•    Measure MC1R-mediated in vivo accumulation of [203Pb]VMT01 and [68Ga]VMT02 in melanoma tumors.

•    Demonstrate that the efficacy of [212Pb]VMT01 monotherapy correlates with the level of MC1R expression of the tumor in a mouse human xenograft model.

•    Demonstrate that a single dose of [212Pb]VMT01 will significantly compromise the tumor growth rate in both mouse syngeneic and human xenograft models.

•    Demonstrate that when combined with immune checkpoint inhibitors, a single injection of [212Pb]VMT01 (4.1 MBq) results in 43% complete tumor regression and activated long-term anti-tumor immunity in a mouse syngeneic model.

Table 3. Summary of Non-Clinical Pharmacology Studies
Type of Study	Test System	Key Findings
Specific binding	B16-F10 cells	VMT01, VMT02, [natPb]VMT01, and [natGa]VMT02 showed IC50 <1 nM against [125I]NDP-α-MSH.
Internalization and efflux	B16-F10 cells	[203Pb]VMT01 was rapidly internalized upon binding with MC1R. Efflux of [203Pb]VMT01 from cells was slow.

[203Pb]VMT01 and [68Ga]VMT02 imaging	B16-F10 tumor model in C57BL/6J mice B16-F10 tumor model in athymic nude mice	[203Pb]VMT01 and [68Ga]VMT02 accumulated in the B16-F10 melanoma tumor model via specific binding with MC1R.

[203Pb]VMT01 and [68Ga]VMT02 imaging With matching IHC staining of MC1R	A2058, TXM-13, YUMM1.7-C4 melanoma tumor models in athymic nude mice	Accumulation of VMT01 and VMT02 correlated with the density of MC1R in melanoma tumor models.

Efficacy of [212Pb]VMT01 monotherapy	B16-F10 tumor model in C57BL/6J mice TXM-13 tumor model in athymic nude mice

In vivo efficacy of [212Pb]VMT01 alpha-particle therapy was demonstrated in two melanoma xenograft mouse models, including the aggressive B16-F10 murine melanoma tumor model and a slower-growing TXM-13 human melanoma tumor model.

GLP Toxicity Studies of VMT01

A complete nonclinical development program to determine the potential for radiation induced toxicity of [212Pb]VMT01 and ligand induced toxicity by VMT01. The studies are listed under Table 4.

Table 4. List of Non-Clinical Toxicology Studies

Type of Study	Species/Strain	Dose Duration	Dose	Key Findings
Single-dose radiation toxicity	Male CD-1 Elite mice	Single injection Day 0	0.0, 0.9, 3.0, 6.7 MBq	All treatments were well tolerated, with no loss of weight or acute hematotoxicity observed. No signs of liver, bone, or cardiac toxicity were found in this study

Repeat-dose ligand toxicity	Male and female CD-1 (ICR) - (Crl:CD1[ICR]) mice	Once weekly via IV injection; total three doses	0, 0.02, 0.1, 0.3 mg/kg/dose	The no observed adverse effect level (NOAEL) is 0.3 mg/kg/dose.

Other Preclinical Studies of [212Pb]VMT01 – In Vivo Studies of [212Pb]VMT01 Monotherapy

In vivo efficacy of [212Pb]VMT01 alpha-particle monotherapy was determined in two melanoma mouse models, including the aggressive B16-F10 murine melanoma tumor model and a slower-growing TXM-13 human melanoma tumor model. Effective tumor growth control was observed in both melanoma tumor models. No difference was observed between single and fractionated dose regimens of [212Pb]VMT01 in the B16-F10 tumor-bearing mice. In athymic nude mice bearing TXM-13 melanoma tumors, tumor growth arrest was observed after [212Pb]VMT01 treatment. Specifically, stronger tumor suppression was observed in mice treated with repeated doses of [212Pb]VMT01 compared with single dose [212Pb]VMT01, as shown in Figures 15 and 16.

Figure 15. Single Dose Efficacy in Aggressive Mouse Melanoma Model

Individual tumor volume after administration of single dose of [212Pb]VMT01 and fractional survival after single dose

Figure 16. Single and Repeat Dose Efficacy in Human-Derived Xenograft Melanoma Model

Tumor volume of individual athymic nude mice bearing TXM13 human melanoma tumors treated with [212Pb]VMT01

Pharmacokinetics and Biodistribution of [203Pb]VMT01 in Melanoma Bearing Animals

The findings of nonclinical studies to determine the pharmacokinetics of [203Pb]VMT01 and dosimetry of [203Pb]VMT01 and of [212Pb]VMT01 in normal organs are illustrated below. Following intravenous (IV) injection, rapid accumulation of VMT01 is observed in tumors with clearance of excess unbound VMT01 through the kidneys via urine. The washout of VMT01 from tumors was relatively slow, with approximately 2%ID/g of VMT01 remaining in tumors at 24 hours post-injection. The Highest %ID/g in normal organs was found in kidneys. The highest %ID/g of VMT02 was also found in the kidneys. Accumulation and retention in other organs were minimal

Table 5. List of Nonclinical Biodistribution and Dosimetry Studies

Type of Study	Test System	Key Findings
Distribution and Organ Dosimetry
[203Pb]VMT01	Athymic nude mice bearing B16-F10 tumors	Fast accumulation of [203Pb]VMT01 in the B16-F10 tumor model and rapid clearance via kidneys and urine was observed.
[67Ga]VMT02	C57BL/6J nude mice bearing B16-F10 tumors	Fast accumulation of [67Ga]VMT02 in the B16-F10 tumor model and rapid clearance via kidneys and urine was observed.
[203Pb]VMT01	Naïve CD-1 IGS mice	In kidneys, the highest %ID/g was observed at 0.5 h post injection (6.24%ID/g in females and 8.30%ID/g in males).
[203Pb]VMT01 dosimetry	Naïve CD-1 IGS mice	The highest absorbed doses from [212Pb]VMT01 were found in kidneys (8.27 mSv/MBq for females and 6.83 mSv/MBq for males).

Dosimetry Analysis of [203/212Pb]VMT01 in Normal Organs Extrapolated to Human

Detailed dosimetry of [203Pb]VMT01 and [212Pb]VMT01 was performed. The highest absorbed doses from [212Pb]VMT01 were found in kidneys (8.27 mSv/MBq for females and 6.83 mSv/MBq for males) and bone marrow (3.88 mSv/MBq for females and 6.95 mSv/MBq for males).

Preclinical Mechanisms of Action Studies

High specific binding of VMT01, [natPb]VMT01 (Figure 17A), VMT02, and [natGa]VMT02 (Figure 17B) was demonstrated by competitive binding assays against the natural ligand in mouse melanoma cells (high MC1R expression). The IC50 values are listed in Table 5.

Figure17. Competitive Binding of VMT01 and VMT02 to MC1R Positive Melanoma Cells

Competitive binding assay against [125I]NDP-⍺-MSH in B16-F10 murine melanoma cells

Table 6. Binding Affinity to MC1R as Measured by IC50

Peptide	IC50
VMT01	0.29 nM
[natPb]VMT01	0.14 nM
VMT02	0.15 nM
[natGa]VMT02	0.27 nM

Upon binding with MC1R in melanoma cells, [203Pb]VMT01 internalizes rapidly. Dynamic internalization and efflux of [203Pb]VMT01 was performed. Over half of [203Pb]VMT01 bound and was internalized within 15 minutes (Figure 18). The internalized [203Pb]VMT01 increased to 76% within 1 hour and largely remained in the cells. The efflux rate was slow, with more than 50% of [203Pb]VMT01 remaining in the cells after 2 hours.

Figure 18. Internalization and Efflux of VMT01 in Melanoma Cells

Internalization and efflux of [203Pb]VMT01 in B16-F10 murine melanoma cells

Preclinical Imaging Studies of [203Pb]VMT01and [68Ga]VMT02

To confirm that [203Pb]VMT01 and [68Ga]VMT02 accumulate in MC1R positive melanoma tumors via specific binding with MC1R in vivo, SPECT imaging of [203Pb]VMT01 and PET imaging of [68Ga]VMT02 accumulation in a mouse melanoma tumor model was obtained. To confirm that the accumulation was mediated by MC1R-binding, tumor blocking studies were performed in which the accumulation of [203Pb]VMT01 and [68Ga]VMT02 in tumors was blocked by co-injection of excess (10 nmole) unlabeled (non-radioactive) VMT01 and VMT02, respectively as illustrated shown in Figure 19.

Figure 19. [203Pb]VMT01 SPECT/CT Preclinical Imaging

(A) MicroSpect Imaging of B16-F10 murine melanoma tumor in Athymic nu/nu mouse at 2 hours post-injection of 11 MBq [203Pb]VMT01; (B) MicroSPECT imaging of B16-F10 melanoma tumor blocking in an athymic nu/nu administered 11 MBq of [203PbVMT01 and co-injection of excess (10nmol)VMT01. T=tumor; K=kidneys.

Clinical Studies of [203Pb]VMT01and [68Ga]VMT02

[203Pb]VMT01 and [68Ga]VMT02 are under evaluation in human subjects in the TIMAR1 Trial: Targeted Imaging of Melanoma for Alpha-Particle Radiotherapy, performed under the direction of Dr. Geoff Johnson at Mayo Clinic Rochester. The study is a Phase 1 cross-over biodistribution study of [203Pb]VMT01 for Single Photon Emission Computed Tomography (SPECT/CT) imaging and [68Ga]VMT02 for Positron Emission Tomography (PET/CT) imaging of Stage IV metastatic melanoma. Six metastatic melanoma patients have been enrolled to date with an MC1R positivity rate of 50%. No drug-related adverse events have been observed, and MC1R positive tumors were identified by both imaging agents.

The trial is ongoing, and results will be reported at conclusion, including pharmacokinetics, biodistribution and dosimetry by image analysis, and correlation of imaging to histological biopsy staining for MC1R. Results are expected in H12023. Further data will be collected on the use of these imaging tracers in the context of Viewpoint’s [212Pb]VMT01 therapy trial.

[212Pb]VMT01 as a Combination Therapy

Viewpoint has conducted multiple preclinical animal studies using tumor models of melanoma, which have demonstrated outstanding results when [212Pb]VMT01 is used in combination with approved melanoma therapeutics. As depicted below in one single dose study, [212Pb]VMT01 was shown to be superior to targeted therapy directed against BRAF mutant tumors, especially in combination with MAPK inhibitors.

Single dose of VMT01 significantly arrested

melanoma tumor growth and extended survival 1

[212Pb]VMT01 was also shown to be superior to dual immunotherapy in immunotherapy resistant models. The combination of [212Pb]VMT01 with checkpoint inhibitors is depicted below in a single dose study. The effect is synergistic, with 43% complete responses (CR). Most CR animals are resistant to tumor re-challenge.

Single dose of VMT01 significantly arrested

melanoma tumor growth and extended survival 2

1. Li et al., Mol. Pharm., Sep 3;16(9), 2019; 2. Li et al., Cancers, Jul 22;13(15), 2021

Grants and Awards

Viewpoint’s next-generation radiopharmaceutical technology has been recognized by many prestigious organizations and has received numerous awards and grants in support of the development of its technology and products.

Viewpoint has benefited from Small Business Innovation Research (SBIR) awards of approximately $17 million through September 2022 from the National Institutes of Health and National Cancer Institute to Michael K. Schultz, PhD, Viewpoint’s co-founder and Chief Scientific Officer, Frances L. Johnson, MD, Viewpoint’s co-founder and Chief Operating Officer, and to Viewpoint’s principal collaborators at the University of Iowa. The table below summarizes key grant awards that have been peer-reviewed by expert panels at the National Cancer Institute.

Date	Type	Amount ($)	Principal Investigator	Summary Use
Sept. 2022 *	SBIR Phase II	$2,000,000	Schultz	Image-guided dosimetry-based alpha particle therapy for neuroblastoma
Sept. 2022 *	SBIR Phase II	$2,000,000	Schultz	Combining receptor-targeted alpha particle therapy and immunotherapy to achieve complete responses in metastatic melanoma
Sept. 2020	SBIR Phase II	$2,000,000	Schultz	Pharmacology/Toxicology for VMT-α-NET; GMP manufacturing of VMT-α-NET peptide and automation of VMT-a-GEN manufacturing
Sept. 2020	SBIR Phase II	$2,000,000	Schultz	Pharmacology/Toxicology for VMT01; GMP manufacturing of VMT01 peptide and scaling of automated VMT-a-GEN manufacturing for clinical deployment
Sept. 2019	NCI (SPORE Development)	$50,000**	Schultz	Use of radiosensitizers to enhance radionuclide therapy for NETs
Sept. 2019	SBIR Phase II	$2,000,000	Schultz & Johnson	Phase 1 dose ranging imaging clinical trial of VMT01 for metastatic melanoma at the Mayo Clinic
July 2019 *	NCI	$2,500,000**	Schultz & Menda	Alpha particle targeted receptor targeted radionuclide therapy for neuroendocrine tumors
June 2019	SBIR Phase I	$300,000	Johnson	Receptor-targeted radionuclide therapy combined with immunotherapies to improve metastatic melanoma tumor response
Mar. 2019	NCI	$20,000**	Schultz	Theranostics for Pediatric Cancers: Steps toward clinical translation.
Aug. 2018	NCI (SPORE Developmental)	$25,000**	Schultz	Kidney protection strategies for Peptide-Receptor-Targeted Alpha-Particle Radiotherapy (PRRT) for NETs
Sept. 2017	SBIR Phase I	$2,000,000	Johnson	Systemic targeted radionuclide therapy for metastatic melanoma.
Sept. 2017	SBIR Phase I ICORPS Award	$50,000	Schultz & Johnson	Intensive NCI-directed commercialization acceleration workshop.
Jan. 2016	SBIR Phase I	$150,000	Johnson	Receptor targeted radionuclide therapy for metastatic melanoma.
Dec. 2015	NCI (SPORE Developmental)	$50,000**	Schultz	Image-Guided Peptide-Receptor-Targeted Alpha-Particle Radiotherapy (PRRT) for Children and Adults with Neuroendocrine and other Somatostatin Receptor Expressing Tumors
Oct. 2015	SBIR Phase I	$300,000	Johnson	Systemic targeted radionuclide therapy for metastatic melanoma
Sept. 2015	NCI SPORE	$1,250,000***	Schultz	New Approaches to improving the effectiveness of radionuclide targeted treatments in Neuroendocrine Tumors (NET)
May 2015	SBIR Phase I	$150,000	Schultz	Systemic Radionuclide Therapy for Metastatic Melanoma (subaward from Radiomedix).
* Ongoing grant
**Grants awarded to Dr. Schultz’s laboratory at the University of Iowa ***The total grant amount was $10,250,000, of which $1,250,000 was granted to Dr. Schultz as Project 3 Leader.

Agreements and Collaborations

License Agreement with the University of Iowa

On June 5, 2018, Viewpoint entered into a license agreement, as amended on August 1, 2018, November 1, 2019, January 30, 2020, and June 12, 2020, with the University of Iowa Research Foundation (UIRF), for certain patent rights relating to: (i) the composition and use of peptide radiopharmaceutical drugs for the treatment of cancer alone or in combination with approved therapies (collectively, the “Patent Rights”). Viewpoint holds a worldwide exclusive license, with the right to sublicense, import, make, have made, use, provide, offer to sell, and sell all products derived from technology covered by the Patent Rights (the “Licensed Products and/or Process(es)”).

The UIRF License is a royalty-bearing license obligating us to pay a percentage of proceeds received from sales of Licensed Products and/or Licensed Process(es) at a rate that Viewpoint believes is within market parameters for a newly organized preclinical development stage company. Viewpoint has also agreed to share a percentage of its proceeds that it derives from other agreements, like sublicense agreements, relating to Licensed Products and/or Licensed Process(es) that Viewpoint may enter into in amounts that it also believes are within market parameters for a newly organized preclinical development stage company. In addition to its obligation to pay royalties, Viewpoint has also agreed to pay UIRF a success fee on the execution of a liquidity event (or an initial public offering of its equity) in lieu of milestone payments, which Viewpoint believes is within market parameters for a like business. Viewpoint was also obligated to pay for past and ongoing intellectual property expenses.

The UIRF License commenced on June 5, 2018 (the “Effective Date”) and expires on the date of the last to expire Patent Rights, unless terminated earlier under the provisions thereof. Viewpoint has the right to terminate the UIRF License at any time upon ninety (90) days’ written notice to UIRF and the payment of a $10,000 Termination Fee. Each party has the right to terminate the UIRF License if the other party is in default or breach of any condition of the UIRF License with a right to cure any such breach within ninety (90) days from receipt of notice of such default or breach. Either party can also terminate the UIRF License if the other party voluntarily files for bankruptcy or other similar insolvency proceedings, makes a general assignment for the benefit of creditors, or is the subject of an involuntary bankruptcy petition. If Viewpoint fails to pay any sum that is due and payable to UIRF within ninety (90) days after receiving written notice of its default from UIRF, then UIRF has the option of terminating the UIRF License. UIRF may also terminate the UIRF License in the event Viewpoint, or any sublicensee brings any action against UIRF, unless such suit is for an uncured material breach or imminent threatened breach of the UIRF License Agreement.

Viewpoint is also required to procure liability insurance, naming UIRF as an additional insured, before it initiates any human testing or clinical trials and to maintain such insurance at least fifteen (15) years beyond the term of the UIRF License.

The UIRF License also obligates Viewpoint to meet certain performance and financial milestones.

If Viewpoint fails to meet these milestones, UIRF will have the right to terminate the UIRF License upon notice as provided in the UIRF License.

Intellectual Property

Viewpoint’s success depends, in part, on its ability to obtain and maintain intellectual property protection for its platform technology, product candidates and know-how, to defend and enforce its intellectual property rights, in particular, its patent rights, to preserve the confidentiality of its know-how and trade secrets and to operate without infringing the proprietary rights of others. Viewpoint seeks to protect its product candidates and technologies by, among other methods, filing U.S. and foreign patent applications related to its proprietary technology, inventions and improvements that are important to the development of its business. Viewpoint also relies on trade secrets, know-how, continuing technological innovation and in-licensing of third-party intellectual property to develop and maintain its proprietary position. Viewpoint, or its collaborators and licensors, file patent applications directed to its key product candidates in an effort to establish intellectual property positions to protect its product candidates as well as uses of its product candidates for the prevention and/or treatment of diseases.

As of September 2022, Viewpoint exclusively licenses two issued U.S. patents, over 13 pending foreign patent applications and two pending international Patent Cooperation Treaty, or PCT, applications from the University of Iowa and has filed two provisional pending U.S. patent applications during the course of continuous new product development.

Viewpoint in-licensed a patent family with composition of matter and method claims directed to radiopharmaceutical cancer targeted compositions comprising chelating moieties, linkers and targeting moieties. Patent applications are pending in the United States and various foreign jurisdictions and regions including China, Canada, South Korea, India, Europe, and Australia.

From the University of Iowa, Viewpoint in-licenses patent applications with composition of matter and methods of use claims covering VMT-α-NET and its therapeutic and diagnostic use, along with structural claims for Viewpoint’s PSC with patent applications in the United States, and various other foreign jurisdictions and regions including Europe, Australia, Canada, India and China. Patent applications in this family, if issued, are expected to expire in approximately 17 years, without taking potential patent term extensions into account.

Additionally, from the University of Iowa, Viewpoint in-license one issued U.S. patent (US 11,179,484 B2) and one provisional pending U.S. patent application with composition of matter and methods of use claims covering VMT01 and its therapeutic and diagnostic use for treating melanoma, are expected to expire in approximately fifteen years, without taking potential patent term extensions into account.

The very recent issuance of the VMT01 patent coincides with the completion of a clinical imaging trial which allowed Viewpoint to evaluate VMT01 against the value of a portfolio of patents in licensed from the University of New Mexico. Positive results of its clinical trial in comparison to previously published clinical data on the use of the UNM patented compound allowed Viewpoint to issue a Notice of Termination for the portfolio, which represented a significant cost to the company and the IND for the use of VMT01 for clinical therapy of melanoma patients has received a safe to proceed designation (i.e., approval to conduct the trial) from the US FDA. The issued U.S. patent with composition of matter and methods of use claims covering VMT01 and its therapeutic and diagnostic use for melanoma or other MCR1expressing tumors, are expected to expire in approximately fifteen years, without taking potential patent term extensions into account.

Viewpoint has an active pipeline development program resulting in additional IP developments within the company. Viewpoint has submitted two provisional applications within the last six months to support its programs and anticipate submission of applications for the next peptide-based radiopharmaceutical (compositions and methods patent applications) within the next year. Viewpoint anticipates new peptide-based radiopharmaceuticals provisional applications from its discovery laboratory on a rolling basis of approximately 18-24 month schedules, depending on the complexity of the target and molecular construct. Viewpoint intends to supplement this effort with in- licensing supported by an active collaborative grant program with academic centers around the globe. Examples include $4M (September 2022) in recent Small Business Innovation Research grants awarded in collaboration with University of Wisconsin, Nationwide Children’s Hospital, Boston Children’s Hospital, University of Iowa, and Beth Israel Deaconess Hospital. Viewpoint has pending grant applications with Kings College London, University of Alabama, Birmingham, and Stony Brook University. Viewpoint has added a collaboration with Seoul National University and Technical University Munich to expand the reach of the discovery program. All collaborations include appropriate confidentiality arrangements and material transfer agreements and documentation to protect Viewpoint’s intellectual property assets as well as establish a relationship to enable it to license intellectual property it identifies as valuable to it. These activities leverage a strong collaborative network established by Viewpoint to drive innovation and generate new intellectual property.

Manufacturing and Supply

For clinical supply, Viewpoint intends to primarily use third-party contract manufacturing organizations, or CMOs, who comply with the FDA’s current good manufacturing practices, or cGMP, for the manufacture and distribution of its drug substance. For the drug precursors and isotopes that comprise Viewpoint’s TAT platform, a variety of cGMP manufacturers have been engaged and qualified. Viewpoint procures chelator-modified peptide precursors from peptide manufacturers who are capable of producing cGMP precursor material. The imaging isotope 203Pb is procured from manufacturers with appropriate radiation handling licensing and shipped to its production site in Coralville, IA or to CMOs, while 68Ga, is produced on site at PET radiopharmacies that have access to this isotope and are capable of producing finished product. Therapeutic isotope 212Pb is supplied via Viewpoint’s proprietary 224Ra/212Pb generators, which are manufactured by a CMO. These generators can be shipped for final finished radiopharmaceutical production globally. Viewpoint has received safe to proceed designations for two therapeutic Investigational New Drug applications in which its generator was presented to the FDA for use in clinical trial manufacturing. Quality and stability testing for all of Viewpoint’s precursors is an ongoing process and there have been no quality or stability issues in its supply chain to date.

For discovery activities and early phase clinical testing, Viewpoint has established a cGMP manufacturing facility at its laboratories in Coralville, IA, to assemble the precursors into ready-to-use drug products. These facilities comprise approximately 2000 sq. ft. of wet laboratory facilities and a small GMP finished product facility equipped with appropriate air and temperature handling and monitoring to comply with GMP standards. Viewpoint has staff experienced in finished radiopharmaceutical manufacturing and shipping who will not only supply drug product for its near term activities, but will also perform technology transfer to the CMOs where the bulk of finished production radiopharmaceuticals will be accomplished. Viewpoint has obtained all appropriate radiation handling licensing to provide clinical doses for its phase I/II clinical trials. In addition, Viewpoint is capable of synthesizing peptides, chelators, and linkers in its facilities in Coralville and this capability enables it to perform research independently for pipeline development.

Short-list CMOs have locations that are strategically placed within major metropolitan areas that are within reach for delivery of Viewpoint’s radiopharmaceuticals for trials and ultimately for commercialization. Viewpoint is currently in the final selection process for its first GMP CMO manufacturing site in the northeastern part of the United States.

Employees

As of September, 2022, Viewpoint had 28 full-time employees, 4 part-time employees, and 4 specialty consultants. Viewpoint’s specialty consultants have been consistent members of its team, contributing to its key regulatory, clinical operations, data management and external relations activities. Viewpoint’s part time employees are all university students who are gaining work experience in laboratory or clinical science and business development. Of Viewpoint’s 28 full-time employees, 8 have Ph.D. or M.D degrees and 20 are engaged in research and development activities. Viewpoint has grown its highly matrixed and cross-functional research and development team into functional groups that remain flexible but prepared to focus on the key areas of pipeline discovery, radiopharmaceutical production, clinical development, clinical operations, project and information management, executive management, finance, contracting and human resources.

As its development and commercialization plans and strategies develop, Viewpoint expects to need additional managerial, operational, sales, marketing, financial and other personnel, as well as additional facilities to expand its operations.

Facilities

Viewpoint’s headquarters are located at 2500 Crosspark Rd., Coralville, IA 52241 (BioVentures Center). Viewpoint leases two office facilities (20 individual offices) and two laboratory spaces. Eight offices and laboratory facilities are maintained at 2500 Crosspark Road on the University of Iowa Research Park. An additional 12 offices and conference space is leased at 2225 Mormon Trek Blvd, Iowa City, IA. In total, Viewpoint leases and occupies approximately 5,000 square feet of office and laboratory space.

Viewpoint’s facilities include a recently certified GMP radiopharmaceutical manufacturing laboratory (750 sq ft) for finished product radiopharmaceutical production. The wet labs have appropriate bench, hood, and radiochemistry equipment and a separate cell-culture room for all discovery lab pipeline development. The facilities at the BioVentures Center include wifi, internet connections, and shared data archive space on the University system as well as data integrity storage and backup provided by the University of Iowa Research Park. In addition, the lease at the BioVentures Center grants 24/7 access for Viewpoint employees to the University of Iowa core laboratories including the vivarium, small animal imaging facilities, pathology, microscopy, mass spectrometry, NMR, and other molecular characterization facilities. Viewpoint also maintains a separate-secure network data storage using the internet archive storage product Box.com.

Viewpoint believes that its current facilities and CDMO relationships are adequate to meet its existing needs. However, Viewpoint’s plans for growth contemplate acquiring and moving to a dedicated space in the Coralville, IA area with the potential acquisition of dedicated 20,000 square-foot space capable of supporting offices and laboratory work.

Terms of the Transaction

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex B, and which we incorporate by reference into this Proxy Statement. The provisions of the Merger Agreement are extensive and not easily summarized. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties to the Merger Agreement are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about Isoray contained in this Proxy Statement or in Isoray’s public reports filed with the SEC may supplement, update, or modify the factual disclosures about Isoray contained in the Merger Agreement and described in this summary. The representations, warranties, and covenants made in the Merger Agreement by Isoray and Merger Sub were qualified and subject to important limitations agreed to by Isoray in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures provided by one or more parties pursuant to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Proxy Statement, may have changed since the date of the Merger Agreement. Additional information about Isoray may be found elsewhere in this Proxy Statement and in Isoray’s other public filings. See the section entitled “Where You Can Find More Information” on page 114 for the location of information incorporated by reference into this Proxy Statement. Certain capitalized terms not otherwise defined in this summary have the definitions given to them in the Merger Agreement.

Parties to the Merger Agreement

The Agreement and Plan of Merger (the “Merger Agreement”) is by and among Isoray, Inc., a Delaware corporation (“Isoray,” the “Company,” or the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware corporation (the “Target Company” or “Viewpoint”), and Cameron Gray, as the Owner’s Representative.

Structure of the Merger

Upon the Closing (as defined in the Merger Agreement), Merger Sub will be merged with and into the Target Company, with the Target Company continuing as the surviving entity and becoming a wholly owned subsidiary of the Company (such transaction being the “Merger”). At the effective time of the Merger (the “Effective Time”), (a) each issued and outstanding share of common stock of the Target Company will be converted into the right to receive: (i) 3.3212 (the “Exchange Ratio”) shares of common stock of the Company (the “Company Common Stock”), rounded to the nearest whole share (the “Exchange Shares”), (ii) any cash in lieu of fractional shares of Company Common Stock payable pursuant to Section 2.2(d) of the Merger Agreement, and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of the common stock of the Target Company (“Target Company Common Stock”) in accordance with Section 2.3(b) of the Merger Agreement, and (b) each issued and outstanding share of Common Stock of the Merger Sub will be converted into and become one newly issued share of Common Stock of the surviving corporation and shall constitute the only outstanding shares of capital stock of the surviving corporation.

Without limiting the generality of the foregoing, and at the Effective Time, (a) all of the properties, rights, privileges, powers, and franchises of the Target Company and Merger Sub shall vest in Target Company (as the surviving corporation), and all debts, liabilities, obligations, and duties of the Target Company and Merger Sub shall become debts, liabilities, obligations, and duties of the Target Company (as the surviving corporation).

Additionally, the size of the Board of Directors of Isoray will be increased to no less than 5 directors, and the directors and executive officers of Isoray will change as described below.

Changes to Directors and Executive Officers of Isoray

Isoray will take all necessary corporate action to cause, as of the Effective Time, an increase in the size of its Board of Directors to not less than five (5) directors, comprised of (a) three (3) directors designated by Isoray (the “Acquirer Designees”), one of whom shall be Lori Woods who will serve as the chairperson, and (b) two (2) directors designated by the Target Company, one of whom will be Thijs Spoor (the “Target Designees” and together with the Acquirer Designees, the “Designees”). A majority of the directors appointed by Acquirer and Target Company, respectively, shall be individuals who qualify as independent directors under the Securities Act of 1933, as amended (the “Securities Act”) and the listing standards of NYSE American, in each case subject to each individual’s ability and willingness to serve. Each Designee shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law and the organizational documents of the Acquirer.

The result of the foregoing is that, if the Merger closes, all of the directors other than Lori Woods elected pursuant to Proposal 4 will resign and new directors will be appointed at the Effective Time.

Information with respect to Ms. Woods is set forth in the description of Proposal 4 below.

Johan Mathias (Thijs) Spoor, 50 years old – Thijs Spoor, MBA, is the Chief Executive Officer of Viewpoint. Mr. Spoor is an established leader with nearly 30 years of combined executive, broad management, and capital markets expertise across healthcare and medical device industries. Prior to joining Viewpoint, Mr. Spoor served as the President and CEO of KBP Biosciences, a global, clinical-stage biotechnology company focused on discovering, developing, and commercializing innovative small-molecule therapeutics for the treatment of serious cardiorenal and infectious diseases. While at KBP, Mr. Spoor led all operations for major fund-raising and IPO readiness, and drove the company’s small molecule clinical development programs, including toxicology, clinical pharmacology, Phase 2 studies, and discussions with regulators. Prior to that, Mr. Spoor served as the President and CEO of AzurRx BioPharma, where he led its NASDAQ IPO, completion of animal studies, regulatory approvals, and multiple Phase 2 studies. Mr. Spoor also served as the President and CEO of FluoroPharma Medical, which he took public, as well as a Health and Life Sciences strategy consultant to Fortune 500 companies at Oliver Wyman. Mr. Spoor worked on Wall Street as an equity research analyst at JP Morgan and Credit Suisse where he covered biotechnology stocks and medical device companies. He started his career with a formal training in nuclear pharmacy which led to increasing commercial leadership roles in the imaging business at GE Healthcare (Amersham) in cardiology and oncology. Mr. Spoor also serves on the board of directors of Verifi Water, Inc. Mr. Spoor holds a Pharmacy degree from the University of Toronto and an MBA from Columbia Business School.

Other than as described in this Proxy Statement with respect to the Merger Agreement, neither the Company nor any of its subsidiaries has entered into any transactions with Mr. Spoor described in Item 404(a) of Regulation S-K. Other than as described in this Proxy Statement with respect to the Merger Agreement, Mr. Spoor will not be appointed pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Spoor and any director or executive officer of the Company. Except for the Amended and Restated Equity Incentive Plan described in the Equity Incentive Plan Amendment Proposal, the Company did not enter into or materially amend any plan, contract, or arrangement that Mr. Spoor will participate in.

Also, at the Effective Time, Mr. Spoor shall be named the Chief Executive Officer of Isoray and Jonathan Hunt shall be the Chief Financial Officer of Isoray. Each of the foregoing shall hold office until his successor is duly elected or appointed and qualified, or until the earlier of his or her death, resignation or removal in accordance with applicable law.

Lori Woods is currently Chief Executive Officer of Isoray and Jonathan Hunt is currently Chief Financial Officer and Co-Principal Financial Officer of Isoray.

When the Merger Becomes Effective

Unless the Merger Agreement is earlier terminated in accordance with Article 10 therein, the Closing shall take place electronically or at the offices of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, at 10:00 a.m. local time but shall be deemed to have occurred for all purposes as of 12:01 a.m. local time , no later than two Business Days after the last of the conditions to the Closing set forth in Article 8 therein have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date, as defined in the Merger Agreement), or at such other time, date and location as Isoray and the Owners’ Representative, set forth in the Merger Agreement, agree to in writing. At the Closing, Isoray shall duly execute and file a certificate of merger with the Secretary of State of the State of Delaware with respect to the Merger (the “Certificate of Merger”) in accordance with the applicable provisions of the Delaware General Corporation Law (“DGCL”) and all other filings or recording required thereby to effect such merger. The Merger shall become effective at such time (the “Effective Time”) as the Certificate of Merger is filed with the Secretary of State of the State of Delaware (or at such later time as the Target Company and Isoray mutually agree and specify in the Statement of Merger pursuant to and in accordance with the DGCL).

Effect of the Merger on Common Stock of Isoray and Merger Sub

At the Effective Time, each share of Viewpoint Molecular Targeting, Inc. (the “Target Company” or “Viewpoint”) common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive: (a) 3.3212 (the “Exchange Ratio”) shares of Isoray common stock, rounded to the nearest whole share (the “Exchange Shares”); (b) any cash in lieu of fractional shares of Isoray common stock payable pursuant to the foregoing; and (c) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Target Company common stock. Following completion of the Merger, the stockholders of Viewpoint immediately prior to the Closing will own approximately 49% of the fully-diluted outstanding capital stock of the Company.

If at any time during the period between the date of the Merger Agreement and the Closing, any change in the outstanding shares of capital stock of Viewpoint or Isoray occurs (other than as permitted by the Merger Agreement), the Exchange Ratio and any other amounts payable pursuant to the Merger Agreement will be adjusted to reflect such change in order to maintain that result that the stockholders of Viewpoint immediately prior to the Closing will own approximately 49% of the fully-diluted outstanding capital stock of the Company after the Closing.

At the Effective Time, all shares of Target Company common stock will no longer be outstanding, and all shares of Target Company common stock will be cancelled and retired and will cease to exist.

Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time (the “Merger Sub Capital Stock”) will be converted into and become one newly issued, fully paid, and non-assessable share of common stock, par value $0.001 per share, of the Target Company (which shall continue as a surviving corporation under the laws of the State of Delaware (the “Surviving Corporation”) with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub capital stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted.

No certificates or scrip representing fractional shares of Isoray common stock will be issued upon the conversion of Target Company common stock and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a holder of shares of Isoray common stock. Each holder of shares of Target Company common stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Isoray common stock (after taking into account all shares of Target Company common stock exchanged by such holder) shall in lieu thereof, upon surrender of such holder’s Certificates and Book-Entry Shares, receive in cash (rounded to the nearest whole cent), without interest, an amount equal to such fractional amount multiplied by the last reported sale price of Isoray common stock on the NYSE American on the last complete trading day prior to the date of the Effective Time.

Consideration

As consideration for the Merger, the Target Company stockholders will be entitled to receive the Exchange Shares, any cash in lieu of fractional shares of Isoray common stock payable pursuant to the foregoing, and any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Target Company common stock. Ten Percent (10%) of the Exchange Shares (the “Escrow Shares”), allocated pro rata among the Owners, will be delivered into escrow (the “Escrow Fund”) with an escrow agent to be mutually agreed to by Isoray and the Owners’ Representative.

Additionally, as of the Effective Time, each option to acquire shares of Target Company common stock (each, a “Target Company Stock Option”) that is outstanding under any Target Company equity incentive plan immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by Isoray and shall be converted into an option to acquire shares of Isoray common stock (each, an “Acquirer Stock Option”). Each such Acquirer Stock Option as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Target Company Stock Option immediately prior to the Effective Time. As of the Effective Time, each such Acquirer Stock Option as so assumed and converted shall be an option to acquire that number of whole shares of Isoray common stock (rounded down to the nearest whole share) equal to the product of: (a) the number of shares of Target Company common stock subject to such Target Company Stock Option; and (b) the Exchange Ratio, at an exercise price per share of Isoray common stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Target Company common stock of such Target Company Stock Option by (B) the Exchange Ratio; provided, that the exercise price and the number of shares of Acquirer Common Stock subject to the Acquirer Stock Option shall be determined in a manner consistent with the requirements of Section 409A of the Code, and, in the case of Target Company Stock Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, consistent with the requirements of Section 424(a) of the Code.

Target Company shall also take all requisite action so that, at the Effective Time, each share of Target Company common stock subject to vesting, repurchase, or other lapse of restrictions (a “Target Company Restricted Stock”) that is outstanding under any Target Company equity incentive plan as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Isoray and shall be converted into restricted common stock of Isoray (“Acquirer Restricted Stock”). Each share of Acquirer Restricted Stock shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Target Company Restricted Stock immediately before the Effective Time (including vesting, repurchase, or other lapse restrictions). As of the Effective Time, each such holder of Target Company Restricted Stock so assumed and converted will receive that number of whole Acquirer Restricted Stock equal to the product (rounded down to the nearest whole number) of: (a) the number of shares of Target Company Restricted Stock held by that holder as of immediately prior to the Effective Time; and (b) the Exchange Ratio.

Additionally, at the Effective Time, each warrant to acquire shares of Target Company Common Stock (each, a “Target Company Warrant”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by Acquirer and shall be converted into a warrant to acquire shares of Acquirer Common Stock (each, an “Acquirer Warrant”). Each such Acquirer Warrant as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Target Company Warrant immediately prior to the Effective Time. As of the Effective Time, each such Acquirer Warrant as so assumed and converted shall be an option to acquire that number of whole shares of Acquirer Common Stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Target Company Common Stock subject to such Target Company Warrant; and (ii) the Exchange Ratio, at an exercise price per share of Acquirer Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Target Company Common Stock of such Target Company Warrant by (B) the Exchange Ratio.

Target Company has issued $5,900,000 of 6% convertible notes (the “Convertible Notes”). It is a condition to the closing of the Merger that all Convertible Notes have been converted into Target Company Common Stock and that there are no Convertible Notes or other convertible debt instruments convertible into equity interests of the Target Company at the Effective Date.

Representations and Warranties

The Merger Agreement contains representations and warranties of Viewpoint and its Owners as to, among other things:

●	corporate organization, existence, and good standing;
●

power and authority, corporate and otherwise, and governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business;

●

no consents required to be made or obtained in connection with the execution, delivery, and performance of the Merger Agreement or the consummation of the transactions contemplated thereby, except as otherwise set forth in the Merger Agreement;

●

the capitalization of Viewpoint including, in particular, the number of shares of common stock outstanding and the existence of any options, subscriptions, warrants, rights of conversion or similar securities or rights;

●	accuracy of minutes and records of proceedings of the stockholders and board of directors;
●	the existence of any related party transactions;
●	any assumed names used by Viewpoint;
●	no subsidiaries of Viewpoint;
●

financial statements for the fiscal years ended 2020 and 2021, consisting of (i) the audited financial statements of Viewpoint as of and for the fiscal years ended 2020 and 2021, consisting of the audited balance sheets as of such dates, the audited income statements for the periods then-ended, the audited cash flow statements for the periods then-ended and the corresponding notes to such financial statements, and (ii) the unaudited financial statements of Viewpoint consisting of the balance sheet of Viewpoint as of August 31, 2022, and the related statements income and cash flows for the 8-month period ended August 31, 2022;

●	absence of certain changes and conducting its business in the ordinary course consistent with past practices;
●	representations as to the condition and title of tangible personal property;
●	pending or threatened legal proceedings and government orders;
●	material contracts;
●	insurance policies;
●	compliance with applicable laws except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
●	intellectual property registrations and rights used in or necessary to operate its business and whether there have been any claims of infringement against Viewpoint;
●	privacy and data security;
●	list of major suppliers;
●	list of employees of independent contracts, including compensation;
●	compliance with applicable employment laws;
●	representations as to real property owned or leased;
●	the payment of taxes, the filing of tax returns, and other tax matters;
●	material compliance with applicable environmental laws;
●	compliance with Nuclear Regulatory Commission laws and any state nuclear regulatory laws;
●

representations as to material preclinical and clinical investigations conducted or sponsored by Viewpoint and intended to be submitted to a regulatory authority to support a regulatory approval being conducted in compliance in all material respects with applicable healthcare laws, including the filing of all material reports, documents, and notices required to be submitted to the FDA or any other regulatory authority; and

●	accuracy of information supplied by Viewpoint and the Owners for inclusions or incorporation in the filings with the SEC and this Proxy Statement.

The Merger Agreement contains representations and warranties of the Owners as to, among other things:

●	their ownership of equity interests in Viewpoint; and
●

their status as an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and their consent to placement of a restrictive legend on the shares of Isoray common stock to be delivered pursuant to the terms of the Merger Agreement.

The Merger Agreement contains representations and warranties of Isoray, Inc. and Isoray Acquisition Corp. as to, among other things:

●	corporate organization, existence, and good standing;
●

no consents required to be made or obtained in connection with the execution, delivery, and performance of the Merger Agreement or the consummation of the transactions contemplated thereby, except for such consents as may be required under the Securities Act or Securities Exchange Act of 1934, as amended (the “Exchange Act”) or state securities laws or rules and regulations of the NYSE American, and as otherwise set forth in Schedule 5.3 of the Merger Agreement;

●	pending or threatened legal proceedings and government orders;
●

the capitalization of Isoray, Inc., including, in particular, the number of shares of common stock outstanding and the existence of any options, subscriptions, warrants, rights of conversion or similar securities or rights;

●	internal controls over financial reporting that comply with the requirements of the Exchange Act;
●	material accuracy of financial statements;
●	timely filing of all forms, reports, and other documents required to be filed or furnished with the SEC;
●

receipt of an opinion of Oppenheimer & Co. Inc. (“Oppenheimer”) (which had already been delivered as of execution of the Merger Agreement) to the effect that, as of the date of the Merger Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Exchange Ratio was fair, from a financial point of view, to Isoray, and, as of the date of the Merger Agreement, such opinion had not been withdrawn, revoked, or modified (the “Fairness Opinion”);

●	material compliance with applicable listing and governance rules of the NYSE American; and
●	absence of certain changes and conducting its business in the ordinary course consistent with past practices.

Conduct of Business Pending the Merger

The Merger Agreement provides that during the period from the signing of the Merger Agreement to the earlier of the Closing Date or the termination of the Merger Agreement, Isoray and Viewpoint shall conduct business in the ordinary course consistent with past practice, including that, without limiting the generality of the foregoing, neither Isoray nor Viewpoint will undertake to do any of the following without the consent of the other party:

●	amend, restate, modify or supplement any of their organizational documents except as specifically contemplated in the Merger Agreement or in the Proxy Statement;
●

amend or modify (other than in the ordinary course of business consistent with past practice), waive any rights under or provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any material contract; or enter into any contract that, if in effect as of the date hereof, would constitute a material contract, other than contracts in the ordinary course of business consistent with past practice that do not obligate such party thereto to make annual payments in excess of $25,000 or have a term longer than three (3) years;

●	make any capital expenditures in excess of $25,000 individually or $100,000 in the aggregate, except as contemplated on Schedule 6.1(b)(iii) to the Merger Agreement;
●	sell, lease, license or otherwise dispose of its assets;
●

pay, declare, set aside, make or promise to pay any distributions with respect to its equity interests, except as contemplated on Schedule 6.1(b)(v) to the Merger Agreement; or redeem, repurchase or otherwise acquire any of its equity interests of Viewpoint; or effect any recapitalization, reclassification, or like changes in its capitalization;

●

except as set forth on Schedule 6.1(b)(vi) to the Merger Agreement, enter into, amend, modify, or terminate any material employment, independent contractor, consulting, deferred compensation or other similar agreement with any director, officer, employee, or individual independent contractor or consultant (whether or not doing business as an entity) of such party, or authorize any salary increase or change the bonus or profit sharing policies of such party;

●

except as set forth on Schedule 6.1(b)(vii) to the Merger Agreement, grant, implement or adopt any retention, change-in-control or other similar payments that are contingent on the recipient providing continued services following the Closing or experiencing a termination without cause following the Closing;

●	enter into, amend, modify, or terminate any collective bargaining agreement or other contract with a union;
●

conduct or implement any salary or wage reductions, furloughs, reductions in hours, group terminations, layoffs, or other measures affecting its employees of Viewpoint (whether or not arising out of or related to COVID-19);

●

except as contemplated on Schedule 6.1(b) to the Merger Agreement, obtain or incur any loan or other Indebtedness or guarantee any indebtedness, except drawings under its existing lines of credit in the ordinary course of business;

●	create, suffer or incur any lien, except for permitted liens, on its equity interests or assets;
●	suffer any damage, destruction or loss of property related to its assets, whether or not covered by insurance;
●	delay, accelerate or cancel any receivables or Indebtedness owed to it or write off or make further reserves against the same;
●	except as set forth on Schedule 6.1(a) to the Merger Agreement, acquire in any manner any business or other Person or be acquired by any other Person;
●	allow any material insurance policy protecting its assets to lapse;
●	amend any of its plans set forth in Section 3.26(a) of the Merger Agreement or fail to continue to make timely contributions thereto in accordance with the terms thereof;
●	make any change in its accounting principles or methods or write down the value of any inventory or assets;
●	change its place of business or jurisdiction of organization;
●

make or extend any loans or advances (other than travel or other expenses advanced to employees in the ordinary course of business not to exceed $10,000 individually or $100,000 in the aggregate) or any capital contributions to or investment in any Person;

●

issue, sell, transfer, or otherwise dispose of any of its equity interests (including any capital stock, membership interests or other equity securities) or any securities exchangeable for or convertible into any of its equity interests (including options, warrants, rights of conversion or other rights, agreements, arrangements, or commitments obligating it to issue, deliver or sell any equity interests);

●	initiate any actions or enter into, or propose to enter into, any releases, settlements or compromises of any actions;
●

effect or agree to any material change in any practices or terms, including payment terms, with respect to customers or suppliers (including accelerating any accounts receivable or delaying any accounts payable);

●

make or change any material tax election, change any annual tax accounting periods, amend any tax return, prepare or file any tax return materially inconsistent with past practice or, on any such tax return, take any position, make any election, or adopt any method that is materially inconsistent with positions taken, elections made or methods used in preparing or filing similar tax return in prior periods (including materially inconsistent positions, elections or methods that would have the effect of deferring income to periods ending after the Closing Date or accelerating deductions to periods ending on or before the Closing Date); settle or otherwise compromise any material claim relating to Taxes, enter into any closing agreement or similar agreement relating to taxes, otherwise settle any material dispute relating to Taxes, or request any ruling or similar guidance with respect to taxes;

●	enter into any contract or arrangement between it, on the one hand, and its stockholders or affiliate of its stockholders, on the other hand; or
●	agree to do any of the foregoing.

Notwithstanding the covenants set forth above, Isoray and Viewpoint have discussed the possibility of Isoray providing debt financing to Viewpoint in the form of a $6,000,000 loan. Although the final terms of such loan have not yet been determined and no definitive agreement has been executed with respect to such loan, the discussed loan is expected to bear interest at the rate of 15% per annum, with a maturity date of December 31, 2023, a balloon payment for the principal and any accrued interest on the maturity date, and a security interest in Viewpoint’s intellectual property as collateral for the loan.

Furthermore, Viewpoint disclosed to Isoray the following anticipated transactions it may consummate prior to Closing:

●

Viewpoint is currently reviewing proposals to select a contract manufacturer for the manufacture of Viewpoint’s products and has received a variety of bids from qualified manufacturers to cover multiple geographies.

●	Viewpoint is also reviewing proposals from Clinical Research Organizations.
●	Viewpoint is in the process of purchasing real property located at 4125 Westcor Ct. Coralville, Iowa 52241.
●	Viewpoint is currently negotiating service agreements with a variety of entities for supply of products.

Other Covenants and Agreements

Annual and Interim Financial Statements; Additional Financial Information

After the date of the Merger Agreement and prior to the Closing, the Target Company shall provide Isoray with interim financial information of the Target Company no later than 40 calendar days following the end of each three-month quarter ending after the Balance Sheet Date prepared under U.S. GAAP in accordance with requirements of the Public Company Accounting Oversight Board for public companies and the corresponding quarterly periods for 2020 and 2021 (the “Required Financial Statements”).

If the Target Company does not deliver the Required Financial Statements, Isoray has the right to terminate the Merger Agreement. The Target Company will promptly provide additional financial information requested by Isoray for inclusion in this Proxy Statement and any other filings to be made by Isoray with the SEC. If requested by Isoray, such information must be reviewed or audited by the Target Company’s auditors.

Non-Competition

Each Owner of more than five percent (5%) of the outstanding capital stock of the Target Company as of the Closing Date (each, a “Significant Owner” and, collectively, the “Significant Owners”) agrees that, for the two (2) year period beginning on the Closing Date (subject to extension in the event of a breach) (the “Restricted Period”), such Owner shall not, and shall cause such Owner’s affiliates not to, (a) engage directly or indirectly in the business conducted by the Target Company or any business conducted or proposed to be conducted by the Target Company as of the Closing Date, or the business conducted or proposed to be conducted by Isoray and its affiliates as of the Closing Date (the “Restricted Business”) anywhere in the United States, the European Union, South Korea, or the Russian Federation (the “Restricted Territory”); or (b) directly or indirectly be or become an officer, director, stockholder, owner, affiliate, partner, member, investor, joint venture, employee, agent, representative, consultant, lender, advisor, manager of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in the Restricted Business anywhere in the Restricted Territory, except that any Significant Owner may own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in the Restricted Business if (i) such shares are actively traded on an established national securities market in the United States or any other foreign securities exchange, (ii) the number of shares of such corporation’s capital stock that are owned beneficially by the Significant Owner and the Significant Owner’s affiliates collectively represent less than three percent (3%) of the total number of shares of such corporation’s capital stock outstanding, and (iii) neither such Significant Owner nor any Affiliate of such Significant Owner is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation.

Non-Solicitation of Customers and Other Business Relations

During the Restricted Period, each Significant Owner shall not, and shall cause such Significant Owner’s affiliates not to, directly or indirectly solicit, induce or attempt to induce any Person who, during the preceding two-year period, has a business relationship with the Target Company, Isoray, or any of their affiliates (i) to cease doing business with Isoray, the Target Company, or any of their affiliates, or (ii) to diminish or materially alter in a manner harmful to Isoray, the Target Company, or any of their affiliates such Person’s relationship with Isoray, the Target Company, or any of their Affiliates, or (iii) to purchase, contract for or receive any products or services from any Person (other than Isoray, the Target Company, or any of their affiliates) that engages in the Restricted Business anywhere within the Restricted Territory; provided, however, that any Significant Owner may contract with a third party who has or had a business relationship with Isoray, the Target Company, or their Affiliates if such contracting does not adversely affect such third party’s business relationship with Isoray, the Target Company, or their Affiliates.

Hiring or Solicitation of Employees and Contractors

Each Significant Owner agrees that, during the Restricted Period, such Significant Owner shall not, and shall cause such Significant Owner’s affiliates not to: (a) directly or indirectly hire any employee, independent contractor, or consultant or any person who was an employee, independent contractor, or consultant of the Target Company within the preceding six (6) months, or (b) directly or indirectly encourage, induce, attempt to induce, solicit or attempt to solicit (on such Significant Owner’s own behalf or on behalf of any other Person) any employee, independent contractor, or consultant to leave or curtail his or her employment or engagement with Isoray, the Target Company, or any of their Affiliates, provided that a Significant Owner may undertake general solicitations of employment not targeted at employees, independent contractors, or consultants of Isoray, the Target Company, or any of their Affiliates (so long as the Significant Owner does not, directly or indirectly, hire any such employee, independent contractor, or consultant).

Confidentiality

During the Restricted Period, each Significant Owner will keep confidential any Confidential Information which is now or which hereafter may become known to such Significant Owner, as a result of such Significant Owner’s ownership interest in or employment with the Target Company, and shall not at any time during the Restricted Period, directly or indirectly, disclose any such information to any Person or use the same in any way other than in connection with the business of Isoray, the Target Company, or their Affiliates.

Non-Disparagement

During the Restricted Period, each Significant Owner shall not, and shall cause such Significant Owner’s affiliates not to, directly or indirectly disparage Isoray, the Target Company, or their affiliates in any way that would adversely affect their goodwill, reputation, or business relationships with the public generally, or with any customer, manufacturer, client, employee, independent contractor, supplier, licensee, advertiser or vendor, with the intent to harm such Person or relationship, provided that no Significant Owner shall be prevented from providing true testimony to the extent determined by counsel is required by any legal proceeding or investigation by a governmental authority.

Exclusivity

From the date of the Merger Agreement through the earlier of the Closing Date or the date the Merger Agreement is terminated in accordance with its terms, the parties shall not, and shall use commercially reasonable efforts to cause each of their respective representatives not to, directly or indirectly, (a) encourage, solicit, initiate, engage, participate, enter into discussions or negotiations with any Person concerning any Alternative Transaction, (b) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction, or (c) approve, accept, recommend or enter into any Alternative Transaction or any contract related to any Alternative Transaction. “Alternative Transaction” mean any (i) any merger, acquisition consolidation, recapitalization, share exchange, business combination or other similar transaction, possible public investment or public offering, or (ii) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than sales of inventory in the ordinary course of business) or any class or series of the capital stock, membership interests or other equity interests of the Target Company in a single transaction or series of transactions. In the event that there is an unsolicited proposal for an Alternative Transaction, made to the any party or any of their representatives, such party shall as promptly as practicable (and in any event within one Business Day after receipt) advise the other parties to the Merger Agreement orally and in writing of any proposal and the material terms and conditions of any such proposed Alternative Transaction and the identity of the person making the proposal.

Conditions to the Merger

The obligations of all parties to the Merger Agreement to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

●

all filings and other notifications required to be made under any Antitrust Law for the consummation of the transactions contemplated therein, if any, have been made, all waiting periods relating thereto have expired or been terminated, and all clearances, authorizations, actions, non-actions, or other consents required under any Antitrust Law for the consummation of the transactions contemplated thereby have been received or obtained;

●

no Authority has issued any order, or has pending before it a proceeding for the issuance thereof, and there is no provision of any applicable law restraining or prohibiting the consummation of the Closing, the ownership by Isoray of the Target Company’s equity interests, the effectiveness of any merger contemplated thereby, or the effective operation of the business by the Target Company after the Closing Date.

●	there is no action brought by a third-party non-affiliate to enjoin or otherwise restrict the consummation of the Closing;
●	the Target Company shall have obtained stockholder approval for the Merger;
●	the Board of Directors of Isoray will be constituted as set forth in the Merger Agreement;
●	Isoray has received the Fairness Opinion (which had already been delivered as of execution of the Merger Agreement);
●	The Amended and Restated Certificate of Incorporation of Isoray has been filed with, and declared effective by, the Delaware Secretary of State; and
●	the Exchange Shares shall have been approved for listing on NYSE American.

The obligations of Isoray and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

●	each of the Owners and the Target Company has performed and complied with all of its obligations under the Merger Agreement required to be performed or complied by it on or prior to the Closing Date;
●	each of the representations and warranties of the Target Company and the Owners is true and correct in all but de minimis respects;
●

each of the representations and warranties of the Target Company and the Owners, disregarding all “materiality,” “Material Adverse Effect,” and similar qualifications, are true and correct except where the failure of such representations and warranties to be so true and correct, has not had, and would not have, a Material Adverse Effect;

●	there has been no event, change, or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect;
●	Isoray has received evidence that all required consents have been given or obtained;
●	the Registration Rights Agreement entered into by Isoray and the Owners remain in full force and effect and shall not have been repudiated, rescinded, modified or terminated by any of the Owners;
●

all Convertible Notes have been converted into Target Company Common Stock and there are no Convertible Notes or other convertible debt instruments convertible into equity interests of the Target Company at the Effective Date;

●	Isoray has received all applicable closing deliverables;
●

no holders of equity interests in the Target Company has exercised rights of first refusal or other rights preventing the conveyance of equity interests owned by Owners in the Target Company to Acquirer.

The obligations of the Owners to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

●	Isoray has performed in all material respects all of its obligations under the Merger Agreement required to be performed by it at or prior to the Closing Date;
●	each of Isoray’s representations and warranties is true and correct in all but de minimis respects;
●

each of the representations and warranties of Isoray, disregarding all “materiality,” “Material Adverse Effect” and similar qualifications, is true and correct except where the failure of such representations and warranties to be so true and correct, has not had, and would not have, a Material Adverse Effect;

●	there has been no event, change, or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect; and
●	the Owners’ Representative have received all applicable Closing deliverables.

The obligations of the Target Company to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

●

Isoray and Merger Sub have duly performed or complied with, in all material respects, all of their respective obligations under the Merger Agreement required to be performed by it at or prior to the Closing Date;

●

the representations and warranties of Isoray and Merger Sub are true and correct except for any failure of such representations and warranties which would not in the aggregate reasonably be expected to have a Material Adverse Effect on Isoray or Merger Sub;

●	the Target Company shall have received a certificate signed by an authorized officer of Isoray certifying the accuracy of the provisions of the foregoing; and
●	Isoray shall have executed and delivered to the Target Company a copy of the Registration Rights Agreement.

Termination

The Merger Agreement may be terminated, and the transactions contemplated therein may be abandoned, at any time prior to the Closing:

●	by mutual written consent of Isoray and the Target Company;
●

by either Isoray or the Target Company if the Closing has not occurred by January 31, 2023 (the “Outside Closing Date”), provided, that this right to terminate is not available to any Party whose breach of its obligations, covenants, representations, or warranties has been the primary cause of the failure to consummate the transactions by such date, or if any authority has issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Merger Agreement;

●

by Isoray if any of the representations or warranties of the Target Company or Owners is not true and correct or if the Target Company or Owners have failed to perform any covenant or agreement set forth in the Merger Agreement such that the condition to Closing set forth in either Section 8.2(a), Section 8.2(b), or Section 8.2(c) of the Merger Agreement would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, are not cured or cannot be cured within the earlier of (i) thirty days after written notice thereof, or (ii) the Outside Closing Date;

●	by the Target Company or Isoray if approval by Isoray’s stockholders is not obtained; or
●

by the Target Company if any of the representations or warranties of Isoray is not true and correct or if Isoray has failed to perform any covenant or agreement set forth in the Merger Agreement such that the condition to Closing set forth in either Section 8.3(a), Section 8.3(b) or Section 8.3(c) of the Merger Agreement would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement are not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to the Acquirer, and (ii) the Outside Closing Date.

Indemnification

The Merger Agreement contains indemnification provisions by which the parties will indemnify the other parties against any Losses (as defined in the Merger Agreement). If the indemnifying party is an Owner, then any claim for indemnification will first be brought against the Escrow Fund, using a value per Escrow Share equal to the greater of (a) the VWAP for the five trading days immediately prior to such payment and (b) the VWAP for the five trading days immediately prior to the Closing), with the Escrow Fund being the sole remedy for any claims for indemnification subject to the Cap, or, in the sole discretion of Owners’ Representative, by wire transfer of all or part of the amount of any claim for indemnification by an Indemnified Party in cash in immediately available funds to an account designated in writing by Isoray, provided that if the Owners’ Representative elects to pay all or part of any claim for indemnification by an Indemnified Party in cash but fails to timely pay such amount, then immediately upon Isoray’s request the Owners’ Representative shall execute any joint written authorization necessary to release the applicable number of Escrowed Shares from the Escrow Fund.

The Indemnifying Party’s maximum aggregate liability to an Indemnified Party for indemnification as a result of any breach or inaccuracy in of any of the representations or warranties of the Target Company or the Significant Owners contained in Article 3 of the Merger Agreement, any breach or inaccuracy in of any of the representations or warranties of an Owner contained in Article 4 of the Merger Agreement, or any breach or inaccuracy in of any of the representations or warranties of Isoray or Merger Sub, as applicable, shall not exceed an amount equal to ten percent (10%) of the value of the Exchange Shares (using a value per Exchange Share equal to the VWAP for the five trading days immediately prior to the Closing), with respect to the Significant Owners or Isoray, as applicable, for which indemnification is sought (the “Cap”); provided, however, that this limitation shall not apply to Losses related to breaches of Fundamental Representations (as defined in the Merger Agreement) or the Losses arising from claims for fraud, intentional misrepresentation or willful misconduct. In no event shall the Significant Owners’, the Owners’, or Isoray’s maximum aggregate liability under the Merger Agreement for any and all Losses under any theory of recovery exceed the total value of the Exchange Shares (using a value per Exchange Share equal to the VWAP for the five trading days immediately prior to the Closing).

The “VWAP” is the volume-weighted average price per share of common stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ISR” (or its equivalent successor if such page is not available or the corresponding Bloomberg VWAP page for such other security), in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of common stock on such trading day as an internationally recognized investment bank retained for this purpose by Owners’ Representative determines in good faith).

Fees and Expenses

Except as otherwise provided in the Merger Agreement, whether or not the Merger is consummated, all expenses (including those payable to counsel, accountants, investment bankers, experts, and consultants) incurred by any party will be paid by the party incurring them.

Amendments and Modification

The Merger Agreement may be amended only in a writing signed by each party to the Merger Agreement and cannot be terminated orally or by course of conduct. No provision of the Merger Agreement can be waived except by a writing signed by the party making such waiver.

Specific Performance

The parties to the Merger Agreement are entitled to specific performance of the terms of the Merger Agreement, in addition to any other remedy to which they are entitled under the terms of the Merger Agreement, at law or equity.

Governing Law

The Merger Agreement is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of law.

Registration Rights and Lock-Up Agreement

In connection with the Merger Agreement, the Company will enter into a Registration Rights and Lock-Up Agreement, by and among the Company and the owners of Viewpoint (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement (i) the Company will agree to file a resale registration statement for the Registrable Securities (as defined in the Registration Rights Agreement) no later than thirty (30) days following the Closing, and to use commercially reasonable efforts to cause it to become effective as promptly as practicable following such filing, (ii) the owners will be granted certain piggyback registration rights with respect to registration statements filed subsequent to the Closing, and (iii) the Lock-Up Holders (as defined in the Registration Rights Agreement) will agree, subject to certain customary exceptions, not to sell, transfer or dispose of any Company common stock until the earlier of (a) six (6) months from the Closing or (b) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities, or other property.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached at Exhibit A to the Merger Agreement.

First Amendment to the Merger Agreement

Effective October 21, 2022, the parties to the Merger Agreement executed a first amendment to the Merger Agreement (the “First Amendment”). The First Amendment modified any reference in the Merger Agreement to the increase in the amount of shares of common stock Isoray will be authorized to issue after Closing from 400,000,000 to 750,000,000 and clarified language related to approval of the Merger Agreement.

Reason for Engaging in the Transaction

In evaluating the Merger Agreement and the Merger, the Isoray Board consulted with Isoray management, including members of the team with expertise and familiarity with the radioisotope scientific space, as well as representatives of Oppenheimer. In recommending that Isoray stockholders vote “FOR” Proposals 1, 2, and 3 which in turn will permit the closing of the Merger Agreement, the Isoray Board considered and analyzed a number of factors, including the following (which factors are not necessarily presented in order of relative importance). Based on these consultations, considerations and analyses, and the factors discussed below, the Isoray Board unanimously concluded that entering into the Merger Agreement and approving Proposals 1, 2, and 3 was advisable and in the best interest of Isoray and our stockholders.

One Isotope Company in Declining Market. Isoray has had from its inception only one isotope, Cesium-131, and management believes that if it had added iodine or palladium to its product mix that those isotopes would potentially have taken market share away from its flagship Cesium-131 product. Instead, the Company sought to expand its Cesium-131 product into non-prostate applications, and this has been and continues to be a very slow process. In fiscal 2022, the Company only had fifteen percent (15%) of its sales in the non-prostate market. The most promising application of Cesium-131 outside of the prostate market, the brain, showed minimal increase in sales from fiscal 2021 to fiscal 2022. The prostate market itself is very competitive and the COVID-19 pandemic resulted in accentuating the delay of many men for testing, check-ups, and treatment. Management now believes that the potential for more favorable reimbursement from Medicare and Medicaid is unlikely in the near future giving external beam radiation a competitive advantage. In calendar 2022, the Centers for Medicare and Medicaid Services (CMS) delayed the start date of the Radiation Oncology Prospective Payment Method (ROAPM) for an undetermined period of time, although CMS has expressed its intent to provide at least six months prior notice before any future start date for the RO Model. Management believes this will reduce the size of the prostate brachytherapy market both in the near term and the future as other treatment modalities are reimbursed at higher rates than prostate brachytherapy. These factors make it likely that sales will remain flat or decline with limited ability to improve margins.

Opportunity for New Isotope in Larger Market. The Merger provides the Company with a new isotope which does not currently directly compete with our flagship Cesium-131 product. Management believes that the lead isotope space has the potential for a much larger total market than Cesium-131. Viewpoint has both a diagnostic and a therapeutic application providing greater certainty to the patient of his or her treatment results. Management of Viewpoint believes that applications of its lead isotope will support a total market in excess of five billion dollars for solely its planned initial neuroendocrine tumor application while Isoray’s total applications for the brachytherapy market are less than 500 million dollars. The technology supporting Viewpoint’s proprietary IP is thorium-212-based (lead) α-particle (alpha particle) oncology therapeutics and complementary diagnostic imaging agents, is a new and exciting area of treatment with the focus of many industries. Viewpoint has a competitive advantage with its supply agreement and its progress in clinical trials. Currently, management believes it has the only contract with the Department of Energy to obtain thorium from the U.S. government and is in the process of starting Phase One clinical trials in the US for the treatment of neuroendocrine tumors. In addition, Viewpoint has recently been awarded the Fast Track designation by the FDA for the treatment of neuroendocrine tumors. The FDA defines Fast Track as a process designed to facilitate the development and expedite the review of drugs to treat serious conditions and fill an unmet medical need. The purpose of Fast Track is to get important new drugs to the patient earlier. Viewpoint believes that the Fast Track process will help bring these important therapies to patients faster and aid in the development of similar treatments for other areas within the body.

Synergies. Isoray has many years of experience in the isotope space and an established sales force. In addition, Isoray has fully staffed, operational support departments including quality and regulatory, human resources, finance and operation that will be beneficial to the combined companies. Viewpoint needs approximately $30 million in the short term to initiate human trials and its Phase I approvals with the FDA. Isoray has already earmarked proceeds from its last capital raise for acquisitions and can quickly deploy its cash for Viewpoint’s human trials. Management believes that coupling industry leading technology with Isoray’s ability to quickly deploy its cash reserves and utilize its isotope expertise and sales team provides synergies that are compelling to complete the Merger.

Potential Strategic Alternatives. The assessment of the Isoray Board that none of the possible alternatives to the Merger (including continuing to operate Isoray as an independent company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to our stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for Isoray to create greater value for our stockholders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. The Isoray Board considered other potential merger candidates both in the non-prostate applications of Cesium-131 and with a new radioisotope altogether. It had ongoing discussions and negotiations with a candidate with the potential to expand the use of its Cesium-131 in a non-prostate application. Ultimately, due to the limited acceptance of this candidate’s product in the market over the past 2 years and failure by the parties to reach agreement on an acceptable valuation, the Isoray Board determined to discontinue discussions and not pursue this acquisition. Furthermore, management believes the market for this non-prostate application is much smaller than the market for Viewpoint’s products.

Opinion of Oppenheimer & Co., Inc. The Board considered the financial analyses of Oppenheimer, including its opinion to the Board (in its capacity as such) as to the fairness to Isoray, from a financial point of view and as of the date of the opinion, of the Exchange Ratio. The opinion is more fully described in the section of the Proxy Statement captioned “Reports, Opinions, Appraisals” and the full text of the opinion is attached as Annex D to this Proxy Statement.

The Board also considered several risks if the Merger is not closed or if it does close as follows:

Risk Associated with Failure to Consummate the Merger. The possibility that the Merger might not be consummated, and if it is not consummated, that: (1) Isoray’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Isoray during the pendency of the Merger; (2) Isoray will have incurred significant transaction and other costs; (3) Isoray’s continuing business relationships with customers, business partners and employees may be adversely affected and its inability to focus full time on its core business may impact this business; (4) the trading price of our common stock could be adversely affected; and (5) the failure of the Merger to be consummated could result in an adverse perception among our customers, potential customers, employees and investors about Isoray’s prospects.

Risk Associated with Closing the Merger. The risks of owning and operating Viewpoint are highlighted herein beginning on page 76. The budgeted costs and expenses of animal trials and human trials required to obtain FDA approvals may exceed anticipated amounts and regardless of the amounts anticipated, will require a substantial amount of our capital causing dilution to our stockholders from future capital raises. All of the risks associated with a pre-revenue company will now be combined with operating the Cesium-131 business and regardless of how much revenue is generated by this business, it will never support Viewpoint’s need for capital until it begins selling its own products, if ever.

This discussion is not meant to be exhaustive. Rather, it summarizes the material reasons and factors evaluated by the Isoray Board in its consideration of the Merger. After considering these and other factors, the Isoray Board concluded that the potential benefits of entering into the Merger Agreement outweighed the uncertainties and risks. In the light of the variety of factors considered by the Isoray Board and the complexity of these factors, the Isoray Board did not find it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Isoray Board applied his or her own personal business judgment to the process and may have assigned different relative weights, ranks or values to the different factors. The Isoray Board unanimously adopted and approved the Merger Agreement and the Merger, and recommends that Isoray stockholders approve Proposals 1, 2 and 3 which will allow the Isoray Board to close the Merger, based upon the totality of the information presented to, and considered by, the Isoray Board.

Accounting Treatment of the Transaction

Isoray and Viewpoint prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The transaction will be accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, with Isoray being considered the accounting acquiror. Accordingly, Isoray will measure the assets acquired and liabilities assumed of Viewpoint based on their estimated fair values as of the closing date of the transaction, with any excess aggregate closing consideration being allocated to goodwill. Isoray will include in its results of operations the results of Viewpoint’s operations after completion of the Merger.

Regulatory Approvals

No federal or state regulatory requirements must be complied with or approval obtained in connection with the Merger.

Reports, Opinions, Appraisals

Opinion of Isoray’s Financial Advisor

Isoray engaged Oppenheimer to render a written opinion, which we refer to as the opinion, to the Board as to the fairness, from a financial point of view, to Isoray of the Exchange Ratio in the proposed Merger pursuant to the Merger Agreement. Isoray selected Oppenheimer because Oppenheimer is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed Merger.

As part of Oppenheimer’s engagement, representatives of Oppenheimer attended (via conference call) the meeting of the Board held on September 27, 2022, at which the Board evaluated the proposed Merger. At this meeting, Oppenheimer reviewed the financial aspects of the proposed Merger and rendered its opinion, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Oppenheimer as set forth in its opinion, as to the fairness, from a financial point of view, to Isoray of the Exchange Ratio in the proposed Merger pursuant to the Merger Agreement.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex D to this Proxy Statement and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Oppenheimer in preparing its opinion. Oppenheimer’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion addressed the fairness, from a financial point of view, to Isoray of the Exchange Ratio in the proposed Merger pursuant to the Merger Agreement. It did not address the underlying business decision of the Board to engage in the Merger or enter into the Merger Agreement. It does not constitute a recommendation to the Board in connection with the Merger or a recommendation to any holder of Company Common Stock as to how to vote or act in connection with the Merger or any other matter, nor does it constitute a recommendation on whether or not any Company stockholder should exercise any dissenters’ or appraisal rights that may be available to any Company stockholder.

In connection with the opinion, Oppenheimer reviewed, analyzed and relied upon information and material bearing upon the financial and operating condition of Isoray and the Merger, including, among other things:

•	a draft dated September 26, 2022 of the Merger Agreement;

•

audited financial statements for Isoray for the fiscal years ended June 30, 2021 and 2020 and unaudited financial statements of Viewpoint for the fiscal years ended December 31, 2021 and 2020, and financial information for the eight month period ended August 31, 2022;

•

financial forecasts and estimates related to Isoray prepared and approved for Oppenheimer’s use by management of Isoray (which we refer to as the “Isoray Projections”) and financial forecasts and estimates related to Viewpoint prepared by the management of Viewpoint, as adjusted by management of Isoray and approved for Oppenheimer’s use by Isoray (which we refer to as the “Viewpoint Projections”, and together with the Isoray Projections, as the “Projections”);

•	discussions with the senior management and advisors of each of Isoray and Viewpoint with respect to the business and prospects of each of Isoray and Viewpoint, respectively;

•	certain publicly available financial data for companies that Oppenheimer deemed relevant in evaluating each of Isoray and Viewpoint;

•	other public information concerning each of Isoray and Viewpoint;

•

a certificate addressed to Oppenheimer from senior management of Isoray which contained, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Oppenheimer by or on behalf of Isoray; and

•	certain other analyses, other information and other factors as Oppenheimer deemed appropriate.

Oppenheimer was advised by Isoray that there were no audited financial statements for Viewpoint and, accordingly, Oppenheimer relied upon and assumed, without independent verification, that there would have been no information in such financial statements, if available, not otherwise discussed with or reviewed by Oppenheimer that would have been material to its opinion or its financial analyses underlying its opinion. Oppenheimer also relied upon and assumed, without independent verification, that the audited financial statements for Viewpoint contemplated to be delivered to Isoray following the date of the Merger Agreement would not reflect any such change, information or facts. In rendering the opinion, Oppenheimer relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with Oppenheimer by Isoray and its employees, representatives and affiliates or otherwise reviewed by Oppenheimer. With respect to the Viewpoint Projections, Oppenheimer assumed, at the direction of Isoray management and with Isoray’s consent, without independent verification or investigation, that those forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of Viewpoint, as adjusted by Isoray management, as to Viewpoint’s future financial condition and operating results. With respect to the Isoray Projections, Oppenheimer assumed, at the direction of Isoray management and with Isoray’s consent, without independent verification or investigation, that those forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of Isoray management, as to Isoray’s future financial condition and operating results. At the direction of representatives of Isoray, Oppenheimer also assumed that the final terms of the Merger Agreement would not vary materially from those set forth in the draft reviewed by it. Oppenheimer also assumed, with Isoray’s consent, that the Merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition would be imposed that would result in the disposition of any assets of Isoray or Viewpoint or otherwise have an adverse effect on Isoray, Viewpoint or the Merger. Oppenheimer also assumed, with our consent, that the Merger would qualify as a tax-free transaction. Oppenheimer also assumed that there were no material changes in the assets, liabilities, financial conditions, results of operations, business or prospects of either Isoray or Viewpoint since the date of the last financial statements of Isoray and Viewpoint, respectively, that were made available to Oppenheimer. Oppenheimer neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Isoray or Viewpoint. For purposes of its opinion and its financial analyses underlying its opinion, Oppenheimer relied upon and assumed, at the direction of Isoray’s management with Isoray’s consent, without independent verification, that (i) Isoray and Viewpoint had approximately 142,118,382 common shares issued and outstanding on a fully-diluted basis assuming all outstanding in the money options and warrants had converted and approximately 41,113,244 shares of common stock issued and outstanding on a fully-diluted basis assuming all outstanding in the money options and warrants had converted, respectively, and (ii) upon consummation of the transaction, the then-current Company Stockholders would own approximately 51% of the combined company and the then-current stockholders of Viewpoint would own approximately 49% of the combined company.

The Projections provided to Oppenheimer were not prepared with the expectation of public disclosure. All such information was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in those forecasts, projections and estimates. Oppenheimer assumed, based on discussions with Isoray management, that the Projections provided a reasonable basis upon which Oppenheimer could form its opinion and Oppenheimer expressed no view as to any such information or the assumptions or bases therefor. Oppenheimer relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

Oppenheimer did not express any opinion as to Isoray’s underlying valuation, future performance or long-term viability of Isoray or the price at which Company Common Stock would trade at any time. Oppenheimer did not express any view as to, and its opinion did not address, any terms or other aspects or implications of the Merger (other than the Exchange Ratio to the extent expressly specified therein) or any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, the fairness of the amount or nature of the compensation resulting from the Merger to any individual officers, directors or employees of Isoray, or class of such persons, relative to the Exchange Ratio or otherwise. In addition, Oppenheimer expressed no view as to, and its opinion did not address, Isoray’s underlying business decision to proceed with or effect the Merger nor did its opinion address the relative merits of the Merger as compared to any alternative business strategies that might have existed for Isoray or the effect of any other transaction in which Isoray might have engaged. Oppenheimer’s opinion was necessarily based on the information available to Oppenheimer and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by Oppenheimer on the date of its opinion. It should be understood that although subsequent developments may affect Oppenheimer’s opinion, Oppenheimer does not have any obligation to update, revise or reaffirm its opinion. The credit, financial and stock markets had been experiencing unusual volatility and Oppenheimer expressed no opinion or view as to any potential effects of such volatility on the Merger or Isoray and Oppenheimer’s opinion did not address potential developments in any such markets. There was significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Oppenheimer’s analyses and its opinion.

Oppenheimer is not a legal, tax, regulatory or accounting advisor and Oppenheimer relied on the assessments made by Isoray and its other advisors with respect to such issues. Oppenheimer’s opinion did not address any legal, tax, regulatory or accounting matters. In addition, Oppenheimer’s opinion did not constitute a solvency opinion or a fair value opinion, and Oppenheimer did not evaluate the solvency or fair value of Isoray or Viewpoint under any federal or state laws relating to bankruptcy, insolvency, similar matters or otherwise.

In performing its analyses, Oppenheimer made numerous assumptions with respect to the industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of Oppenheimer and Isoray. Any estimates contained in the analyses performed by Oppenheimer are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such business or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

The following is a summary of the material financial analyses presented by Oppenheimer to the Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by Oppenheimer to the Board, but summarizes the material analyses performed and presented in connection with its opinion. The preparation of an opinion regarding fairness, from a financial point of view, is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, an opinion regarding fairness, from a financial point of view, is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Oppenheimer did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, Oppenheimer believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Isoray

Selected Public Companies Analyses

Oppenheimer performed selected public companies analyses of Isoray as described below. To perform these analyses, Oppenheimer used financial information and market price information as of market close on September 26, 2022. Certain financial data prepared by Oppenheimer, and as referenced in the tables presented below, may not correspond to the data presented in the historical financial statements of Isoray as a result of the different periods, assumptions and method used by Oppenheimer to compute the financial data presented. No company used as a comparison in the following selected public companies analyses is identical or directly comparable to Isoray. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Using publicly available information, Oppenheimer compared the financial performance, financial condition and market performance of Isoray to the following four selected publicly traded United States companies with commercial-stage healthcare device and systems specializing in radiotherapy for the treatment of cancer with market capitalizations under $1 billion:

•	Accuray Incorporated

•	ICAD, Inc.

•	ViewRay, Inc.

•	Sensus Healthcare, Inc.

Oppenheimer reviewed enterprise values of the selected public companies, calculated as equity values based on closing stock prices on September 26, 2022 plus debt, less cash and cash equivalents. Financial data of the selected companies were based on public filings and other publicly available information. The overall low to high ranges of enterprise values observed for the selected companies were $24.5 million to $538.1 million (with a median of $220.1 million).

Oppenheimer then applied the combined range for the median estimated revenue for 2023 to enterprise value multiple and for the median last twelve month revenue to enterprise value multiple derived from the selected public companies, as adjusted by +/- 10%, to Isoray’s estimated revenue for 2023 of $12.7 million and to Isoray’s latest twelve months ended August 31, 2022 revenue of $10.2 million, then added Isoray’s net cash balance of $55.1 million as of August 31, 2022 to derive an equity value reference range of $76.1 million to $81.5 million.

Discounted Cash Flow Analysis

Oppenheimer conducted a discounted cash flow analysis, which is designed to imply a potential current value of Isoray by calculating the estimated present value of the standalone after-tax free cash flows that Isoray management forecasted to be generated during the calendar years ending June 30, 2023 through the calendar year ending June 30, 2038. Oppenheimer calculated terminal values for Isoray by applying a range of increasing perpetuity rates of 0.0% to 2.0% to calendar year 2038 unlevered free cash flow in order to derive a range of terminal values for Isoray. The cash flow and terminal values were then discounted to present value using discount rates ranging from 18.5% to 21.5%, which were based on an estimated weighted average cost of capital. After adding Isoray’s net cash balance of $55.1 million as of August 31, 2021, Oppenheimer derived an approximate implied total equity value of Isoray of $45.5 million to $51.7 million.

Viewpoint

Selected Public Companies Analyses

Oppenheimer performed selected public companies analyses of Viewpoint as described below. To perform these analyses, Oppenheimer used financial information and market price information as of market close on September 26, 2022. Certain financial data prepared by Oppenheimer, and as referenced in the tables presented below, may not correspond to the data presented in the historical financial statements of Viewpoint as a result of the different periods, assumptions and method used by Oppenheimer to compute the financial data presented. No company used as a comparison in the following selected public companies analyses is identical or directly comparable to Viewpoint. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Using publicly available information, Oppenheimer compared the financial performance, financial condition and market performance of Viewpoint to the following four selected publicly traded United States companies with radiopharmaceutical oncology therapeutics and market capitalizations under $1 billion:

•	POINT Biopharma Global

•	Clovis Oncology, Inc.

•	Actinium Pharmaceuticals

•	Cellectar Biosciences

Oppenheimer reviewed enterprise values of the selected public companies, calculated as equity values based on closing stock prices on September 26, 2022 plus debt, less cash. Financial data of the selected companies were based on public filings and other publicly available information. The overall low to high ranges of enterprise values observed for the selected companies were negative $3.4 million to $790.5 million (with a median of $385.8 million).

Oppenheimer applied the median selected ranges of the enterprise values derived from the selected companies, as adjusted by +/- 10%, then subtracting Viewpoint’s net debt balance of $2.0 million as of August 31, 2022 (based on internal estimates provided by Viewpoint management, as directed by Isoray to be used), to derive an equity value reference range of $345.3 million to $422.4 million.

Discounted Cash Flow Analysis

Oppenheimer conducted a discounted cash flow analysis, which is designed to imply a potential current value of Viewpoint by calculating the estimated present value of the standalone after-tax free cash flows that Viewpoint management forecasted to be generated, as adjusted by management of Isoray, during the calendar years ending December 31, 2022 through the calendar year ending December 31, 2040. Oppenheimer calculated terminal values for Viewpoint by applying a range of increasing perpetuity rates of 0.0% to 2.0% to calendar year 2040 unlevered free cash flow in order to derive a range of terminal values for Viewpoint. The cash flow and terminal values were then discounted to present value using discount rates ranging from 28.5% to 31.5%, which were based on venture capital rates of return for companies in a similar stage in their development (bridge/initial public offering – stage financing). After subtracting Viewpoint’s net debt balance of $2.0 million as of August 31, 2022 (based on internal estimates provided by Viewpoint management, as directed to be used by Isoray), Oppenheimer derived an approximate implied total equity value of Viewpoint of $78.9 million to $173.3 million.

Implied Exchange Ratio Range Analysis

Oppenheimer utilized the range of implied equity values of each of Isoray and Viewpoint based on the Selected Public Company Analysis and the Discounted Cash Flow Analysis to calculate the implied equity values for each of Isoray and Viewpoint. Oppenheimer also calculated the implied number of shares of Company Common Stock that would be issued to Viewpoint stockholders in the Merger based on the implied equity value of Isoray to the implied equity value of Viewpoint based on the foregoing analytical methods.

Based on the Selected Public Company Analysis of equity valuations of each of Isoray and Viewpoint, Oppenheimer calculated that Isoray equity value represents 15.1% to 18.9% of the combined company equity value. Based on the Discounted Cash Flow Analysis of equity valuation of each of Isoray and Viewpoint, Oppenheimer calculated that Isoray equity value represents 20.8% to 39.5% of the combined company equity value, in each case, as compared to the 51.0% that Isoray equity value represents in the Merger.

Miscellaneous

In the two years preceding the date of its opinion, Oppenheimer did not provide investment banking and financial services to Viewpoint, but did provide investment banking, financial advisory and/or other financial services to Isoray, for which Oppenheimer received consideration, including having acted as sale agent to Isoray in its at-the-market offering that ended in October 2020 and as sole bookrunner to Isoray in its follow-on offerings of common stock in October 2020 and February 2021 for which Oppenheimer was paid approximately $3.9 million, in the aggregate. Oppenheimer may in the future provide investment banking and financial advisory services to Isoray or Viewpoint and may receive compensation for those services. The decision to enter into the Merger Agreement was solely that of the Board. Oppenheimer’s opinion and financial analyses were only one of a number of factors considered by the Board in evaluating the Merger and should not be viewed as determinative of the views of the Board or management of Isoray with respect to the Merger or the Exchange Ratio in the Merger. Under the terms of Oppenheimer’s engagement, Isoray has agreed to pay Oppenheimer for its opinion in connection with the Merger a fee of $500,000 payable upon delivery of Oppenheimer’s opinion (creditable against the fee payable upon consummation of the Merger) and has agreed to pay Oppenheimer a fee of approximately $1.5 million upon the consummation of the Merger. In addition, Isoray has agreed to reimburse Oppenheimer for its expenses, including fees and expenses of counsel, and to indemnify Oppenheimer and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Oppenheimer under its engagement.

Past Contacts, Transactions, or Negotiations

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalog every conversation of or among the Isoray executive team, our representatives, or other parties.

The Isoray executive team regularly evaluates Isoray’s strategic direction and ongoing business plans with a view toward strengthening Isoray’s business, furthering Isoray’s mission to expand internal radiation treatment options throughout the body, and enhancing stockholder value. As part of this evaluation, the Isoray executive team has, from time to time, considered a variety of strategic alternatives. These have included, among others, (i) the continuation of, and potential improvements to, Isoray’s current brachytherapy seed business, with Isoray remaining an independent entity; (ii) the investment in, and development of, new delivery devices for its brachytherapy seeds and related services; (iii) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; and (iv) business combinations, acquisitions, and other financial and strategic alternatives, including the sale of Isoray.

In late 2021, Isoray acquired an option to license a technology related to Pb-212 and in early 2022, Isoray engaged a consulting firm to research six isotopes in the targeted alpha therapy market (which includes Pb-212). The consulting firm reported their final results in June 2022 which indicated the market’s growing interest in targeted alpha therapies and the benefits of Pb-212.

The Isoray executive team had discussions with representatives of Oppenheimer regarding companies that might be complementary to Isoray’s business. In June 2022, representatives of Oppenheimer discussed certain potential companies that Isoray reviewed for a possible business combination or acquisition. One of the companies listed was Viewpoint Molecular Targeting, Inc. Based on Isoray’s knowledge of the targeted alpha therapy market and in consultation with representatives of Oppenheimer, it was decided to have representatives of Oppenheimer reach out to Viewpoint to gauge its interest in a potential merger.

On June 15, 2022, Lori Woods and Jonathan Hunt met with Thijs Spoor, Michael Schultz, Frances Johnson, and Amos Hedt of Viewpoint along with representatives of Oppenheimer and discussed the two company’s products, strategies, and plans. The discussion focused on how the companies might effectively operate together through a potential merger.

On June 20, 2022, Ms. Woods and Mr. Hunt met with the Isoray Board and discussed the meeting with Viewpoint. Ms. Woods noted that Isoray had begun conducting due diligence on Viewpoint’s technology and the Board asked to be updated as the assessment continued.

On August 2, 2022, after discussion with the Board concerning the results of the initial due diligence findings, Isoray entered into a non-binding term sheet to merge with Viewpoint subject to continuing due diligence.

During August and September, Isoray engaged in additional due diligence including reviews of Viewpoint’s intellectual property portfolio, interviews with key opinion leaders in the targeted alpha therapy market, review of contracts, facilities, and business processes, and reviewed the potential valuation of Viewpoint. Isoray used a third-party consulting firm with experience in the biopharma, diagnostics, and medical device industries to assess the market potential of Viewpoint’s product portfolio. Isoray also used a patent and intellectual property law firm to review Viewpoint’s intellectual property portfolio. The Isoray executive team also met in person with members of the Viewpoint executive team on August 10, 2022, and September 8, 2022, along with several other meetings via electronic means to discuss the potential structure, resources, and strategies of a combined company.

On September 27, 2022, Isoray’s Board of Directors met to review the findings of the due diligence process and to discuss the valuation of the two companies. Based on upon information presented by Isoray’s executive team and representatives of Oppenheimer, the Board of Directors approved the proposed Agreement and Plan of Merger between Isoray and Viewpoint by a unanimous vote.

Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF ISORAY AND VIEWPOINT

The following unaudited pro forma condensed combined financial information combines the historical consolidated financial position and results of operations of Isoray and the historical combined financial position and results of operations of Viewpoint after giving effect to the transaction as described below in Note 1 – Description of the Transaction and the pro forma effects of certain assumptions and adjustments described in “Notes to the Unaudited Pro Forma Condensed Combined Financial Information” below.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives effect to the transaction as if it had occurred on June 30, 2022. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2022 gives effect to the transaction as if it had occurred on July 1, 2021.

The unaudited pro forma condensed combined financial information should not be relied upon as being indicative of the results of operations had the transaction occurred on the dates indicated. The unaudited pro forma financial information also does not project results of operations or the financial position of Isoray for any future period or date. The actual financial position and results of operations may differ significantly from the unaudited pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed combined financial information has been prepared to give effect to the following:

●

Application of the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”) where the assets and liabilities of Viewpoint will be recorded by Isoray at their respective fair values as of the date the transaction is completed;

●	Adjustments to conform the accounting policies and financial statement presentation of Viewpoint to those of Isoray;
●

The issuance of 136,545,112 shares of Isoray common stock to Viewpoint stockholders (subject to customary closing adjustments) in exchange for the right, title and interest in and to all of the outstanding shares of common stock of Viewpoint;

●	Adjustments to reflect transaction costs that would have been incurred had the transaction been effected as of and for the year ended June 30, 2022.

The following unaudited pro forma condensed combined financial information and related notes are based on and should be read in conjunction with (i) the historical audited consolidated financial statements of Isoray and the related notes included in Isoray’s Annual Report on Form 10-K, as of and for the year ended June 30, 2022 (see section entitled “Where You Can Find More Information”), and (ii) the historical audited combined financial statements of Viewpoint and the related notes as of and for the year ended December 31, 2021 (see section entitled “Financial Information”).

The unaudited pro forma condensed combined financial information is provided for informational purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial information has been prepared by Isoray in accordance with Regulation S-X Article 11 under the Securities Act as amended by the final rule, Release 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

The unaudited pro forma condensed combined financial information does not give effect to any cost savings, operating synergies, or revenue synergies that may result from the transaction or the costs to achieve such synergies.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under GAAP. GAAP requires that business combinations are accounted for under the acquisition method of accounting, which requires all of the following steps: (a) identifying the acquirer; (b) determining the acquisition date; (c) recognizing and measuring the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; and (d) recognizing and measuring goodwill or a gain from a bargain purchase. For the planned transaction, Isoray has been deemed to be the accounting acquirer. In identifying Isoray as the acquiring entity for accounting purposes, Isoray considered a number of factors, including but not limited to a) the relative voting rights of all equity instruments in the combined company after the transaction, in which Isoray stockholders and Viewpoint stockholders are expected to own approximately 51% and 49%, respectively, of the common stock, and b) the intended corporate governance structure of the combined company, with the board of directors consisting of five members, in which Isoray will designate three directors.

On the acquisition date, the identifiable assets acquired and liabilities assumed and goodwill will be measured at fair value, with limited exceptions. The results of operations for the combined company will be reported prospectively after the acquisition date. While pro forma adjustments related to Viewpoint assets and liabilities were based on estimates of fair value determined from preliminary information received from Viewpoint and initial discussions between Isoray and Viewpoint management, due diligence efforts, and information available in the historical audited combined financial statements of Viewpoint and the related notes, the detailed valuation studies necessary to arrive at the required estimates of the fair value of the Viewpoint assets to be acquired and the liabilities to be assumed, as well as the identification of all adjustments necessary to conform Isoray and Viewpoint accounting policies, remain subject to completion because, amongst other things, prior to the closing of the transaction, both companies are limited in their ability to share information. Thus, certain valuations and other studies have yet to progress to a stage where there is sufficient information available for a definitive measurement. Isoray intends to complete the valuations and other studies upon completion of the transaction and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the transaction. The assets and liabilities of Viewpoint have been measured based on various preliminary estimates using assumptions that Isoray believes are reasonable, based on information that is currently available. Differences between these preliminary estimates and the final acquisition accounting will occur, and those differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position. The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Caution Regarding Forward-Looking Statements” and “Risk Factors” included elsewhere in this proxy statement.

	Historical Isoray	Historical Viewpoint	Transaction Accounting Adjustments	Notes	Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$55,890	$1,086	$(5,250)	5(a)	$51,726
Accounts receivable, net	1,608	-	-		1,608
Grants receivable	-	133	-		133
Inventory	1,396	-	-		1,396
Prepaid expenses and other current assets	435	150	-		585

Total current assets	59,329	1,369	(5,250)		55,448

Non-current assets:
Property and equipment, net	1,976	2,030	-		4,006
Right of use asset, net	512	46	-		558
Restricted cash	182	-	-		182
Inventory, non-current	2,333	-	-		2,333
Intangible assets, net	-	-	5,000	5(c)	5,000
Goodwill	-	-	41,254	5(d)	41,254
Other assets, net	107	314	-		421

Total assets	$64,439	$3,759	$41,004		$109,202

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$966	$1,080	$(21)	5(e)	$2,025
Lease liability	268	46	-		314
Accrued protocol expense	150	-	-		150
Accrued radioactive waste disposal	120	-	-		120
Accrued payroll and related taxes	509	708	-		1,217
Accrued vacation	253	327	-		580
Notes payable, current	-	38	-		38

Total current liabilities	2,266	2,199	(21)		4,444

Non-current liabilities:
Lease liability, non-current	256	-	-		256
Accrued payroll and related taxes, non-current	-	-	-		-
Asset retirement obligation	640	-	-		640
Notes payable, long-term	-	23	-		23
Convertible notes	-	1,507	(1,507)	5(f)	-

Total liabilities	3,162	3,729	(1,528)		5,363

Commitments and contingencies

Stockholders' equity:
Preferred stock	-	-	-		-
Common stock	142	4	133	5(b)	279
Additional paid-in capital	159,732	15,883	40,691	5(a),5(b)	216,306
Accumulated deficit	(98,597)	(15,857)	1,708	5(a),5(b),5(e)	(112,746)

Total stockholders' equity	61,277	30	42,532		103,839

Total liabilities and stockholders' equity	$64,439	$3,759	$41,004		$109,202

	Historical Isoray	Historical Viewpoint	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Sales, net	$10,795	$2,013	$-		$12,808
Cost of sales	6,179	-	-		6,179
Gross profit	4,616	2,013	-		6,629

Operating expenses:
Research and development	2,582	7,004	418	6(a),6(b)	10,004
Sales and marketing	2,804	-	-		2,804
General and administrative	6,621	6,341	14,190	6(a),6(c)	27,152
Loss on impairment of intangible asset	-	249	-		249
Total operating expenses	12,007	13,594	14,608		40,209

Operating loss	(7,391)	(11,581)	(14,608)		(33,580)

Non-operating income:
Interest income	119	14	-		133
Interest expense	-	(84)	78	6(d)	(6)
Other income	-	1	-		1
Total non-operating income	119	(69)	78		128

Net loss	$(7,272)	$(11,650)	$(14,530)		$(33,452)

Basic and diluted loss per share	$(0.05)			6(e)	$(0.12)

Weighted average shares used in computing net loss per share:
Basic and diluted	141,987			6(e)	278,532

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Description of the Transaction

On September 27, 2022, Isoray and Viewpoint entered into a Merger Agreement, which provides that, pursuant to the terms and subject to the conditions set forth therein, Isoray Acquisition Corp. (a wholly owned subsidiary of Isoray) will be merged with and into Viewpoint, with Viewpoint continuing as the surviving corporation and a wholly owned subsidiary of Isoray. As consideration for the Merger, each issued and outstanding share of common stock of Viewpoint will be converted into the right to receive: (i) 3.3212 (the “Exchange Ratio”) shares of common stock of Isoray (the “Company Common Stock”), rounded to the nearest whole share (the “Exchange Shares”), (ii) any cash in lieu of fractional shares of Company Common Stock, and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of the common stock of Viewpoint. The Exchange Ratio is subject to changes based on any changes in the outstanding shares of capital stock of Viewpoint between the date of the Merger Agreement and the Closing. The consummation of the transactions contemplated by the Merger Agreement are subject to certain conditions, including approval by a vote of the stockholders of Isoray and Viewpoint.

Note 2. Basis of Presentation

The accompanying unaudited pro forma condensed combined financial information and related notes were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2022 combines the historical consolidated statement of operations of Isoray and the historical combined statements of operations of Viewpoint for the period from July 1, 2021 to June 30, 2022, giving effect to the transaction as if it had been completed on July 1, 2021. The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2022 combines the historical consolidated balance sheet of Isoray and the historical combined balance sheet of Viewpoint, giving effect to the transaction as if it had been completed on June 30, 2022. Isoray has a fiscal year end of June 30 and Viewpoint has a fiscal year end of December 31.

The unaudited pro forma condensed combined financial statements do not include any additional charges related to restructuring or other integration activities resulting from the transaction, the timing, nature, and amount of which management cannot currently identify, and thus, such charges are not reflected in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the transaction involving Isoray and Viewpoint under the acquisition method of accounting with Isoray as the acquirer. The unaudited pro forma condensed combined financial information is presented for informational purposes only and does not necessarily indicate the financial results of the combined company had the companies been combined at the beginning of the period presented, nor does it necessarily indicate the results of operations in future periods or the future financial position of the combined company. Under the acquisition method of accounting, the assets and liabilities of Viewpoint, as of the acquisition date, will be recorded by Isoray at their respective fair values and the excess of the purchase consideration over the fair value of Viewpoint’s net assets will be allocated to goodwill. The pro forma allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary materially from the actual purchase price allocation that will be recorded at the time the transaction is completed since, among other reasons, certain information will not be available until after the transaction is completed.

As discussed in Note 3 – Reclassification Adjustments, certain reclassifications were made to align Isoray’s and Viewpoint’s financial statement presentation. There may be further reclassifications identified as future information is received and because certain information may not be available until after the transaction is completed. Upon completion of such review, additional conforming material adjustments or financial statement reclassification, may be necessary.

Note 3. Reclassification Adjustments

During the preparation of the unaudited pro forma condensed combined financial information, Isoray performed a preliminary analysis of Viewpoint’s historical combined financial information to identify differences in accounting policies as compared to those of Isoray and differences in financial statement presentation as compared to the financial statement presentation of Isoray. At this time, Isoray is not aware of any material differences between the accounting policies of Isoray and Viewpoint that would continue to exist subsequent to the application of acquisition accounting. However, certain reclassification adjustments have been made to conform Viewpoint’s historical financial statement presentation to Isoray’s financial statement presentation. Following the consummation of the transaction, Isoray will conduct a more detailed review of Viewpoint’s accounting policies to determine if differences in accounting policies require further reclassification or adjustment of Viewpoint’s results of operations, or reclassification or adjustment of assets or liabilities, to conform to Isoray’s accounting policies and presentation. As a result, Isoray may identify additional differences between the accounting policies of Isoray and Viewpoint that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information. In certain cases, the information necessary to evaluate the differences in accounting policies and impacts thereof will not be available until after the transaction is completed.

Pro forma reclassifications to the Viewpoint historical combined balance sheet as of June 30, 2022:

Refer to the table below for a summary of reclassification adjustments made to Viewpoint’s historical combined balance sheet as of June 30, 2022 to conform with Isoray’s historical consolidated balance sheet as of June 30, 2022:

	Historical Viewpoint	Reclassification Adjustments	Notes	Historical Viewpoint after Reclassifications
ASSETS
Current assets:
Cash and cash equivalents	$1,086	$-		$1,086
Grants receivable	133	-		133
Prepaid expenses and other current assets	150	-		150
Total current assets	1,369	-		1,369
Non-current assets:
Property and equipment, net	2,030	-		2,030
Right of use asset, net	46	-		46
Other assets, net	-	314	(a)	314
Deposits	314	(314)	(a)	-
Total assets	$3,759	$-		$3,759

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,115	$(1,035)	(b),(c)	$1,080
Lease liability	46	-		46
Accrued payroll and related taxes	-	708	(b)	708
Accrued vacation	-	327	(c)	327
Notes payable, current	38	-		38
Total current liabilities	2,199	-		2,199
Non-current liabilities:
Notes payable, long-term	23	-		23
Convertible notes	1,507	-		1,507
Total liabilities	3,729	-		3,729
Stockholders' equity:
Common stock	4	-		4
Additional paid-in capital	15,883	-		15,883
Accumulated deficit	(15,857)	-		(15,857)
Total stockholders' equity	30	-		30
Total liabilities and stockholders' equity	$3,759	$-		$3,759

(a)	Represents an adjustment to reclassify $314,000 from deposits to other assets, net.
(b)	Represents an adjustment to reclassify $708,000 from accounts payable and accrued expenses to accrued payroll and related taxes.
(c)	Represents an adjustment to reclassify $327,000 from accounts payable and accrued expenses to accrued vacation.

Pro forma reclassifications to the Viewpoint historical combined statement of operations:

There were no reclassification entries made to the Viewpoint combined statement of operations.

Note 4. Preliminary Purchase Price Allocation

Estimated Purchase Consideration

The total estimated purchase consideration is calculated as follows:

Dollars in thousands except for share price	10/19/2022	10% Increase	10% Decrease
Shares of Viewpoint	41,113,186	41,113,186	41,113,186
Exchange ratio	3.3212	3.3212	3.3212
Isoray shares issued	136,545,112	136,545,112	136,545,112
Price per share of Isoray common stock on October 19, 2022	$0.35	$0.39	$0.32
Total pro forma purchase price consideration	$47,791	$52,570	$43,012
Preliminary goodwill	$41,254	$46,033	$36,475

The final estimated purchase consideration could significantly differ from the amounts presented in the unaudited pro forma condensed combined financial information due to movements in the price of Isoray common stock up to the closing date of the transaction. A sensitivity analysis related to the fluctuation in the price of Isoray common stock is presented in the table above to assess the impact that a hypothetical change of 10% on the closing trading price of Isoray common stock on NYSE American would have on the estimated purchase consideration as of the closing date of the transaction.

Preliminary Purchase Price Allocation

The preliminary estimated purchase consideration as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed of Viewpoint based on their preliminary estimated fair values. The fair value assessments are preliminary and are based on available information and certain assumptions, which Isoray believes are reasonable. The following table sets forth a preliminary allocation of the estimated purchase consideration to the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed of Viewpoint using Viewpoint’s combined balance sheet as of June 30, 2022, adjusted for reclassification alignments to that of Isoray’s historical financial information, with the excess recorded to goodwill:

(in thousands)
Assets acquired
Cash and cash equivalents	$1,086
Grants receivable	133
Prepaid expenses	150
Property and equipment, net	2,030
Right of use asset, net	46
Intangible assets, net	5,000
Other assets	314
Total assets acquired	8,759

Liabilities acquired
Accounts payable and accrued expenses	1,080
Accrued payroll and related taxes	708
Accrued vacation	327
Lease liability	46
Note payable	61
Total liabilities acquired	2,222

Net assets acquired, excluding goodwill	6,537
Total estimated purchase price consideration	47,791

Goodwill	$41,254

As described in note 2, the purchase price allocation presented above has been developed based on preliminary estimates of the fair values of the assets acquired and liabilities assumed, including estimates of the fair value of identifiable intangible assets acquired. The carrying value of cash and cash equivalents, grants receivables, accounts payables and accrued liabilities, and certain portions of other assets and liabilities assumed was presumed by management to materially approximate their respective fair values as of June 30, 2022.

There has been no determination as to the fair value of property, plant and equipment to be acquired based on information received to date. As such, the historical carrying value has been used in the preliminary purchase price allocation reflected in the unaudited pro forma condensed combined statement of financial position as of June 30, 2022.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration expected to be transferred and the preliminary values assigned to the assets acquired and liabilities assumed. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired and liabilities assumed.

As described in Note 2, the final allocation of the purchase price will be determined as of the merger date and is dependent on a number of factors, including discount rates and the final valuation of the tangible and identifiable intangible assets acquired and liabilities assumed of Viewpoint. Adjustments resulting from the final allocation of purchase price may be material.

Note 5. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial position as of June 30, 2022:

(a)

Represents an adjustment to record estimated transaction costs of $5.25 million as a decrease to cash and cash equivalents with an offsetting impact to accumulated deficit (refer to Note 5(b)). In addition, $8.92 million of non-cash transaction costs relating to the accelerated vesting of Viewpoint stock options and restricted stock was recorded as an increase to additional paid-in capital with an offsetting impact to accumulated deficit (refer to Note 5(b)). There were no historical transaction costs related to this transaction recorded on the books of Isoray or Viewpoint as of June 30, 2022. Viewpoint’s transaction costs are included in the estimate above.

(b)

The following table summarizes the transaction accounting adjustments impacting the historical equity balances of Viewpoint as well as new equity issued as consideration per the Merger Agreement in exchange for the outstanding common stock of Viewpoint:

(In thousands)	Adjustments to Historical Equity	New Equity Structure	Transaction Costs	Total Transaction Accounting Adjustments
Common stock	$(4)	$137	$-	$133
Additional paid-in capital	(15,883)	47,654	8,920	40,691
Accumulated deficit	15,857	-	(14,170)	1,687
Total equity	$(30)	$47,791	$(5,250)	$42,511

Adjustments to Historical Equity: Represents the elimination of Viewpoint’s historical equity balances as of June 30, 2022.

New Equity Structure: Represents the issuance of 136,545,112 shares of Isoray common stock at a par value of $0.001, resulting in an increase to common stock of $137,000 and an increase to additional paid-in capital of $47.654 million, based on Isoray’s closing stock price of $0.35 as of October 19, 2022.

Transaction Costs: Represents $5.25 million of estimated cash transaction costs and $8.92 million of estimated non-cash transaction costs expected to be incurred in connection with the transaction and have been reflected as a decrease in accumulated deficit. See also note 5(a) for more information.

(c)

Represents an adjustment of $5.0 million to identifiable intangible assets to be recognized in connection with the transaction. The fair value estimates for all identifiable intangible assets are preliminary and are based on assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). The final fair value determination may differ materially from this preliminary determination. The assumptions used in estimating fair value were made solely for purposes for preparing the foregoing unaudited condensed combined pro forma financial information and the accounting treatment will only be determinable upon closing of the transaction.

(d)

Represents the recognition of the preliminary goodwill of $41.254 million for the amount of estimated purchase consideration in excess of the fair value of the net assets acquired in connection with the transaction.

(e)	Represents the elimination of Viewpoint’s accrued interest on convertible notes (see Notes 5(f) and 6(d)) with an offsetting impact to accumulated deficit.

(f)	Represents the elimination of Viewpoint’s convertible notes which must be converted to equity prior to closing per the Merger Agreement.

Note 6. Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial position as of June 30, 2022:

(a)

Represents an adjustment of $104,000 to depreciation in research and development and $20,000 to depreciation in general and administrative to reflect an increase in depreciation expense assuming the acquired property and equipment was recorded at fair value as of July 1, 2021 and depreciated on a straight-line basis over a weighted average useful life of 5 years as follows:

(in thousands)	Year Ended June 30, 2022
Elimination of historical depreciation expense	$(282)
Depreciation expense based on fair value of acquired Viewpoint property and equipment	406
Transaction accounting adjustment	$124

(b)

Represents an adjustment to reflect an increase to amortization expense for the estimated fair value adjustment of acquired intangible assets on a straight-line basis over a weighted average useful life of 15 years as follows:

(in thousands)	Year Ended June 30, 2022
Elimination of historical amortization expense	$(19)
Amortization expense based on fair value of acquired Viewpoint intangible assets	333
Transaction accounting adjustment	$314

(c)

Represents an adjustment to record $14.17 million of estimated transaction costs related to the transaction in general and administrative. For the twelve months ended June 30, 2022, no transaction costs related to the transaction were incurred by Isoray or Viewpoint. These costs are non-recurring and are not expected to have a continuing impact on the combined company’s operating results in future periods.

(d)	Represents the elimination of Viewpoint’s interest expense on convertible notes including accretion on the convertible notes (see Notes 5(e) and 5(f)).

(e)	The following table summarizes the computation of the unaudited pro forma combined weighted average shares outstanding for the year ended June 30, 2022:

(in thousands except per share data)	Year Ended June 30, 2022
Pro forma basic and diluted weighted average shares
Historical Isoray weighted average shares outstanding	141,987
Shares of Isoray common stock to be issued to Viewpoint stockholders pursuant to the purchase agreement	136,545
Pro forma weighted average shares - basic and diluted (1)	278,532
Pro forma basic and diluted net loss per share
Pro forma net loss	$(33,452)
Pro forma weighted average shares - basic and diluted (1)	278,532
Pro forma basic and diluted net loss per share	$(0.12)

(1)

Because the combined entity is in a net loss position, any additional shares included in the denominator of the diluted earnings per share calculation would have had an anti-dilutive effect. Therefore, weighted average shares outstanding is equal for both basic and diluted earnings per share.

Information About the Parties to the Transaction

Isoray

For information about Isoray, refer to our Form 10-K for the fiscal year ended June 30, 2022, filed on September 28, 2022, including the section therein entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations, which is incorporated herein by reference.

Viewpoint

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Management’s Discussion and Analysis of Financial Condition and Results of Operations is based on the financial statements of Viewpoint for the six months ended June 30, 2022 and 2021 and fiscal year ended December 2021, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). You should read the following discussion and analysis in conjunction with Viewpoint’s financial statements including the notes thereto

This discussion contains forward-looking statements that involve risks, uncertainties, and assumptions. Viewpoint’s actual results may differ materially from those anticipated in these forward-looking statements as a result of a variety of certain factors, including those set forth under “Risks Related to Viewpoint’s Business and Industry” below.

Overview

Viewpoint is a clinical-stage precision oncology company focused on developing next-generation alpha therapies. Viewpoint is developing a pipeline of radiotherapies designed to deliver powerful alpha radiation directly to cancer cells utilizing specialized targeting peptides. Viewpoint is also developing complementary diagnostics that utilize the same targeting peptide to provide the opportunity to understand how patients may respond to its targeted therapy.

Radiotherapy is a proven pillar of cancer treatment but has historically lacked precision. By precisely delivering alpha radiation directly to cancer cells, Viewpoint believes the power of radiotherapy can be realized while reducing the off-target effects.

Through the use of proprietary, specialized targeting peptides, Viewpoint is able to diagnose and then deliver powerful alpha-particle radiotherapy directly to the tumors by means of its specific targeting agents, while potentially limiting damage to healthy tissue.

Utilizing a radioactive imaging agent that emits gamma rays, lead-203 (Pb-203 or 203Pb), connected to a specific targeting peptide, Viewpoint’s drugs have the ability to diagnose if the tumor will accumulate the therapeutic surrogate. Following diagnosis, Viewpoint links the isotope, lead-212 (Pb-212 or 212Pb), to the same targeting peptide to treat and potentially kill the tumor via the release of alpha(a)-particles. This two-step, personalized medicine approach, offers the ability to understand which patients may respond to its therapy and potentially improve efficacy while minimizing toxicity associated with many other types of cancer treatments.

Recent Developments

Agreement and Plan of Merger

On September 27, 2022, Viewpoint entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Viewpoint, Isoray, Inc. (“Isoray”), Isoray Acquisition Corp., a wholly-owned subsidiary of the Isoray (“Merger Sub”), and Cameron Gray, as the representative of the Owners (as defined therein).

The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Viewpoint, with Viewpoint continuing as the surviving corporation as a wholly-owned subsidiary of Isoray (such transaction, the “Merger”). Upon the consummation of the Merger, each issued and outstanding share of common stock of Viewpoint will be converted into the right to receive (i) 3.3212 (the “Exchange Ratio”) shares of Isoray common stock, rounded to the nearest whole share (the Exchange Shares”), (ii) any cash in lieu of fractional shares of Isoray common stock payable pursuant to the Merger Agreement, and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Viewpoint common stock. Following completion of the Merger, the stockholders of Viewpoint immediately prior to the closing of the merger will own approximately 49% of the fully-diluted outstanding capital stock of Isoray.

The Merger is subject to certain customary closing conditions, including, but not limited to, the approval of the stockholders of Viewpoint and any necessary governmental or regulatory approvals.

2022 Convertible Note Offering

As of September 26, 2022, pursuant to a note purchase agreement entered into by and among Viewpoint and certain investors, dated February 24, 2022, Viewpoint has sold and issued unsecured convertible promissory notes in the aggregate principal amount and gross proceeds of $5,900,000 (the “2022 Notes”).

The 2022 Notes mature on December 31, 2023, and bear interest at a rate of 6% per annum and are convertible upon the occurrence of certain events, including in the event of a change of control as defined in the 2022 Notes. The 2022 Notes contain a number of customary events of default, including but not limited to, failure to pay interest and/or principal when due, bankruptcy and/or insolvency of Viewpoint.

The 2022 Notes are required to convert as a condition of closing the Merger.

Impact of the COVID-19 Pandemic

We continue to monitor how the spread of COVID-19, including new variants thereof, is affecting our employees, business, preclinical studies and clinical trials. In response to the COVID-19 pandemic, most of our employees transitioned to working remotely and continue to do so and travel between the United States and other countries remains limited. Despite efforts to mitigate the impacts of the COVID-19 pandemic, including the addition of active remote-working policies, we have seen delays in fund-raising and have seen patient enrollment rates decline primarily as a result of resourcing and reduced staffing issues at the trial sites. Longer timelines to enroll patients have persisted and therefore we shifted our expectation with respect to timing for the TIMAR1 to the second half of 2022 as well as our expectation for the timing for the dosing of the first patient with a therapeutic dosage to the first quarter of 2023. The COVID-19 pandemic is also affecting the operations of third parties upon whom we rely. We are unable to predict how the COVID-19 pandemic may affect our ability to procure required equipment or to successfully progress our Phase 1 clinical trials or any other clinical programs in the future. Moreover, there remains uncertainty relating to the trajectory of the pandemic, hospital staffing and resource issues, and whether they may cause further delays in study site initiation and patient study recruitment. The impact of related responses and disruptions caused by the COVID-19 pandemic may result in further difficulties or delays in initiating, enrolling, conducting or completing our planned and ongoing trials and the incurrence of unforeseen costs as a result of disruptions in clinical supply or preclinical study or clinical trial delays or the procurement of equipment required to establish our manufacturing facilities. The continued impact of COVID-19 on results will largely depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease or variants thereof, the duration of the pandemic, vaccination rates, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions, the ultimate impact on financial markets and the global economy, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Results of Operations for the Six Months Ended June 30, 2022 and 2021

Grant revenue was $746,332 for the six months ended June 30, 2022 as compared to $1,561,370 for the six months ended June 30, 2021, a decrease of $815,038. This decrease was due primarily to a decreased number of active grants from the federal government in 2022 as compared to the same period in 2021.

Research and development (“R&D”) expenses were $3,956,153 for the six months ended June 30, 2022 as compared to $2,436,313 for the six months ended June 30, 2021, an increase of $1,519,840. The increase in R&D expenses for the six months ended June 30, 2022 as compared to the same period in 2021 was due primarily to:

●	Increase in employee-related costs of $884,224 due to increased number of employees;

●	Increase in study costs of $467,629 associated with the execution of Phase 1 trials;

●	Increase in other research expenses of $109,958 primarily associated with the continued development of manufacturing capabilities to support clinical trial activities.

General and administrative (“G&A”) expenses were $2,889,294 for the six months ended June 30, 2022 as compared to $2,224,266 for the six months ended June 30, 2021, an increase of $665,028. The increase for the six months ended June 30, 2022 as compared to the same period in 2021 was due primarily to:

●	Increase in employee-related costs of $835,380 due to increased number of employees;

●	Increase in stock-based compensation expense of $182,166 due primarily to options granted to employees during 2022;

●	Decrease in consultants restricted stock expense of $595,625 due to the terms of the restricted stock;

●	Increase in other expenses of $220,874 due to increasing our level of activity in 2022 from 2021.

Interest income for the six months ended June 30, 2022 was $3,336 as compared to $17,482 for the six months ended June 30, 2021. The lower interest income for the six months ended June 30, 2022 as compared to the same period in 2021 was due to higher cash amounts in 2021 due to the proceeds from issuances of common stock in a private placement in November 2020.

Other income was $27,981 for the six months ended June 30, 2021 due primarily to the proceeds from an insurance claim.

Gain from an extinguishment of PPP loan was $54,100 during the six months ended June 30, 2021 as we received notification from the Small Business Administration that our loan payable had been forgiven.

Interest expense for the six months ended June 30, 2022 was $81,936 as compared to $2,588 for the six months ended June 30, 2021. The higher interest expense for the six months ended June 30, 2022 as compared to the same period in 2021 is due the convertible debt added in 2022.

Net loss for the six months ended June 30, 2022 was $6,177,715 as compared to $3,002,234 for the six months ended June 30, 2021. The change in net loss for the six months ended June 30, 2022 as compared to the same period in 2021 is due to the changes as noted above.

Results of Operations for the Years Ended December 31, 2021 and 2020

Grant revenue was $2,827,959 for the year ended December 31, 2021 as compared to $1,628,107 for the year ended December 31, 2020, an increase of $1,199,852. This increase was due primarily to an increased number of grants from the federal government in 2021, including some funds received for successful completion of prior grants.

Research and development (“R&D”) expenses were $5,334,008 for the year ended December 31, 2021 as compared to $1,620,329 for the year ended December 31, 2020, an increase of $3,713,679. The increase in R&D expenses for the year ended December 31, 2021 as compared to the same period in 2020 was due primarily to:

●	Increase in employee-related costs of $812,256 due to increased number of employees;

●	Increase in study costs of $889,972 associated with the execution of Phase 1 trials;

●	Increase in other research expenses of $1,971,026 primarily associated with the development of manufacturing capabilities to support clinical trial activities.

General and administrative (“G&A”) expenses were $5,826,341 for the year ended December 31, 2021 as compared to $768,824 for the year ended December 31, 2020, an increase of $5,057,517. The increase for the year ended December 31, 2021 as compared to the same period in 2020 was due primarily to:

●	Increase in employee-related costs of $1,071,653 due to increased number of employees;

●	Increase in stock-based compensation expense of $1,712,582 due primarily to options granted to employees and the board of directors during 2021;

●	Increase in professional fees of $1,690,668 due primarily to increased recruiting expenses due to adding employees in 2021;

●	Increase in other expenses of $466,578 due to increasing our level of activity in 2021 from 2020.

Loss on impairment of intangible asset was $249,196 during the year ended December 31, 2021 as in 2022, we notified our partner that we were terminating our rights under this license.

Interest income for the year ended December 31, 2021 was $28,264 as compared to $5,828 for the year ended December 31, 2020. The higher interest income for the year ended December 31, 2021 as compared to the same period in 2020 was due to higher cash amounts in 2021 due to the proceeds from issuances of common stock in a private placement in November 2020.

Other income was $29,253 for the year ended December 31, 2021 due primarily to the proceeds from an insurance claim.

Gain from an extinguishment of PPP loan was $54,100 during the year ended December 31, 2021 as Viewpoint received notification from the Small Business Administration that its loan payable had been forgiven.

Interest expense for the year ended December 31, 2021 was $4,743 as compared to $178,908 for the year ended December 31, 2020. The lower interest expense for the year ended December 31, 2021 as compared to the same period in 2020 is due the conversion of debt to equity in November 2020.

Net loss for the year ended December 31, 2021 was $8,474,712 as compared to $934,126 for the year ended December 31, 2020. The change in net loss for the year ended December 31, 2021 as compared to the same period in 2020 is due to the changes as noted above.

Liquidity and Capital Resources

Viewpoint has experienced net losses and negative cash flows from operations since its inception. As of June 30, 2022, Viewpoint had cash of $1,086,456, negative working capital of $830,015, and had sustained cumulative losses of $15,856,540. Viewpoint is dependent on obtaining, and is continuing to pursue, the necessary funding from outside sources, including obtaining additional funding from the sale of its securities in order to continue its operations. Without adequate funding, Viewpoint may not be able to meet its obligations. The management of Viewpoint believes these conditions raise substantial doubt about its ability to continue as a going concern. Viewpoint is focused on expanding its product pipeline through collaborations, and through acquisitions of products and companies. Viewpoint is continually evaluating potential asset acquisitions and business combinations. To finance such acquisitions, Viewpoint may need to raise additional equity capital, incur additional debt, or both.

Viewpoint has funded its operations to date primarily through grants from the U.S. government, the issuance of convertible debt securities, and the completion of a private offering in November 2020. Viewpoint expects to incur substantial expenditures in the foreseeable future for the development of its product candidates. Viewpoint will require additional financing to develop, prepare regulatory filings and obtain regulatory approvals, fund operating losses, and, if deemed appropriate, establish manufacturing, sales and marketing capabilities.

During the six months ended June 30, 2022 and 2021, Viewpoint received proceeds from various federal grants of $989,440 and $1,543,924, respectively.

During the six months ended June 30, 2022, Viewpoint received proceeds of $1,450,000 from the placement of its convertible notes.

During the six months ended June 30, 2021, Viewpoint received proceeds of common stock subscriptions receivable of $2,081,300.

As of June 30, 2022, Viewpoint had cash on hand and grants receivables sufficient to fund operations through August 2022.

Viewpoint is dependent on obtaining, and is continuing to pursue, the necessary funding from outside sources, including obtaining additional funding from the sale of securities in order to continue its operations. However, Viewpoint is not permitted to obtain additional funding while the Merger is pending and is relying on a $6 million loan from Isoray to meet its projected expenses through December 31, 2022.

Cash Flows for the Six Months Ended June 30, 2022 and 2021

Net cash used in operating activities for the six months ended June 30, 2022 was $5,089,465, which primarily reflected net losses of $6,177,715 plus adjustments to reconcile net loss to net cash used in operating activities of depreciation and amortization expense of $174,795, non-cash stock-based compensation of $427,764, and accreted interest on convertible debt of $56,546. Changes in assets and liabilities are due to a decrease in grants receivable of $243,109, an increase in deposits of $311,582, an increase in prepaid expenses of $38,739, an increase in accounts payable and accrued expenses of $565,654, and a decrease on lease liabilities of $29,297.

Net cash used in operating activities for the six months ended June 30, 2021 was $1,793,675, which primarily reflected net losses of $3,002,234 plus adjustments to reconcile net loss to net cash used in operating activities of depreciation and amortization expense of $58,127, non-cash stock-based compensation of $841,223, and a non-cash gain on extinguishment of PPP loan of $54,100. Changes in assets and liabilities are due to a decrease in grants receivable of $32,554, an increase in deposits of $2,150, an increase in prepaid expenses of $22,583, and an increase in accounts payable and accrued expenses of $355,488.

Net cash used in investing activities for the six months ended June 30, 2022 was $990,796, which consisted of the purchase of property and equipment. Net cash used in investing activities for the six months ended June 30, 2021 was $384,795, which consisted of the purchase of property and equipment.

Net cash provided by financing activities for the six months ended June 30, 2022 was $1,430,435, which consisted of the proceeds of $1,450,000 from the issuances of convertible debt offset by repayments of notes payable of $19,565.

Net cash provided by financing activities for the six months ended June 30, 2021 was $2,068,433, which consisted of the net proceeds of $2,072.997 from the subscriptions receivable from the private placement of our common stock in 2020 offset by repayments of notes payable of $4,564.

Cash Flows for the Years Ended December 31, 2021 and 2020

Net cash used in operating activities for the year ended December 31, 2021 was $5,765,582, which primarily reflected net losses of $8,474,712 plus adjustments to reconcile net loss to net cash used in operating activities of depreciation and amortization expense of $207,460, non-cash stock-based compensation of $1,827,272, non-cash impairment loss of 249,196 offset by the non-cash gain on extinguishment of PPP loan of $54,100. Changes in assets and liabilities are due to an increase in grants receivable of $343,552, an increase in deposits of $2,150, an increase in prepaid expenses of $79,865, an increase in accounts payable and accrued expenses of $937,122, and a decrease on lease liabilities of $32,253.

Net cash used in operating activities for the year ended December 31, 2020 was $236,647, which primarily reflected net losses of $934,126 plus adjustments to reconcile net loss to net cash used in operating activities of depreciation and amortization expense of $61,534, non-cash stock-based compensation of $114,690, accreted interest on convertible debt of $110,764. Changes in assets and liabilities are due to a decrease in grants receivable of $38,699, an increase in prepaid expenses of $26,923 and an increase in accounts payable and accrued expenses of $398,715.

Net cash used in investing activities for the year ended December 31, 2021 was $1,115,617, which consisted of the purchase of property and equipment. Net cash used in investing activities for the year ended December 31, 2020 was $165,845, which consisted of the purchase of property and equipment.

Net cash provided by financing activities for the year ended December 31, 2021 was $2,057,177, which consisted of the proceeds of $2,084,497 from the private placement of our common stock offset by repayments of notes payable of $27,320.

Net cash provided by financing activities for the year ended December 31, 2020 was $10,116,675, which consisted of the proceeds of $10,120,908 from the private placement of our common stock, proceeds of $154,100 from the issuances of notes payable, offset by repayments of notes payable of $158,333.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. In our consolidated financial statements, estimates are used for, but not limited to, valuation of financial instruments and intangible assets, fair value of long-lived assets and contingent consideration, deferred taxes and valuation allowance, and the depreciable lives of long-lived assets.

On an ongoing basis, we evaluate these estimates and assumptions, including those described below. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. These estimates and assumptions form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates. Due to the estimation processes involved, the following summarized accounting policies and their application are considered to be critical to understanding our business operations, financial condition and operating results.

Market price of and dividends on Viewpoint’s common equity and related stockholder matters.

Market Information

The common stock of Viewpoint does not trade on an exchange and is not quoted on any over the counter quotations markets.

Holders

As of the date of this proxy statement, Viewpoint has 41 holders of record of its shares of common stock.

Dividend Policy

Viewpoint has not declared or paid cash dividends on its capital stock and has no present intention of paying any dividends on its capital stock.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to Viewpoint’s equity compensation plan as of December 31, 2021.

Plan Category	Number of securities to be issued on exercise of outstanding options, warrants, and rights (a)	Weighted- average exercise price of outstanding options, warrants, and rights (b)		Number of securities remaining available for future issuance under equity compensation Plans (excluding securities in columns (a) and (b)
Equity compensation plans approved by security holders	3,030,000		$0.72	3,133,258
Equity compensation plans not approved by security holders	-		$-	-

Total	3,030,000	$		3,133,258

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the two fiscal years and their respective interim periods between Viewpoint and its independent registered accounting firm, Weinberg & Company, P.A.

Quantitative and Qualitative Disclosures about Market Risk

Not applicable

Financial Information

Please refer to Annex E for the unaudited financial statements of Viewpoint for the six months ended June 30, 2022 and 2021 and the audited financial statements of Viewpoint for the fiscal years ended December 2021 and 2020.

Potential Interest of Certain Persons in Matters to Be Acted Upon

Lori Woods, Isoray’s Chief Executive Officer and a member of its Board will remain a member of the Isoray Board in connection with the Merger.

Jonathan Hunt, Isoray’s Chief Financial Officer, will be appointed to remain in the position of Chief Financial Officer of Isoray in connection with the Merger.

Additionally, each of Lori Woods, Jonathan Hunt, William Cavanagh III, and Jennifer Streeter (each an “Executive”) is party to an Employment Agreement, which provides, in the event of a Change of Control (as defined therein), that if the Executive is not retained by the new company, the Company will pay his or her accrued but unpaid wages and approved but unreimbursed business expenses. Additionally, regardless of whether the Executive is retained by the new company, the Company will pay the Executive 12 months’ salary based on his or her then-current base salary.

Also upon a Change of Control, all of the Executives’ outstanding unvested equity-based awards will vest and become immediately exercisable and unrestricted. The Merger will constitute a Change of Control, under the terms of the Employment Agreements, triggering these payments and vesting of equity based awards.

Golden Parachute Compensation

The information set forth in the tables below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of the Company’s and Viewpoints named executive officers (“NEOs”) that is based on or otherwise relates to the Merger and assumes, among other things, that the Merger is consummated, the Merger constitutes a change of control of the Company, and that the individual is entitled to payment in the event of the change of control under either the Company’s equity incentive plans and/or his or her employment agreement. For a discussion of the employment agreements of certain of our officer, please see the section of this Proxy Statement titled COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS below.

The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, and do not reflect certain compensation actions that may occur before the consummation of the Merger. For purposes of calculating such amounts, we have assumed a price per share of our common stock of $0.29, which represents the average closing price of Isoray’s Common Stock over the five trading days following the announcement of the Merger.

Golden Parachute Compensation for Isoray NEOs:

Name	Cash ($)(1)	Equity ($)(2)	Pension/NQDC ($)(3)	Perquisites/Benefits ($)(4)	Tax Reimbursement ($)(5)	Other ($)(6)	Total ($)
Lori A. Woods	504,000	–	–	–	–	63,000	567,000
William Cavanagh	341,000	–	–	–	–	34,100	375,100
Jennifer Streeter	360,000	–	–	–	–	36,000	396,000

(1)

This column represents the aggregate value of any cash payments our NEOs are eligible to receive pursuant to their employment agreements. For each of the NEOs, such amount equals their current annual salary. These benefits are triggered if there is a “change in control” (which will include the consummation of the Merger).

(2)

This column represents the aggregate dollar value of the accelerated vesting of unvested company options awarded to each of the NEOs on the consummation of the Merger, in each case, excluding any awards that vest in accordance with their terms prior to the date the Merger is consummated. The table below provides information on the estimated value of unvested company options held by our NEOs that will vest as a result of the Merger. The amounts shown with respect to each Company option represent the product of (a) the excess, if any, of $0.29 (representing the average closing price of Isoray’s Common Stock over the five trading days following the announcement of the Merger) over the applicable exercise price per share of Isoray Common Stock subject to such Company option, multiplied by (b) the number of shares of Isoray Common Stock subject to such Company option.

Name	Number of Shares Subject to Unvested Company Options Outstanding (#)	Weighted Average Exercise Price ($)	Estimated Value of Unvested Company Options ($)
Lori A. Woods	1,007,498	$0.46	$0.00
William Cavanagh	553,748	$0.48	$0.00
Jennifer Streeter	553,748	$0.48	$0.00

(3)	None of the NEOs will receive any pension or non-qualified deferred compensation benefits in connection with the Merger.
(4)	None of the NEOs will receive any perquisites or other benefits in connection with the Merger.
(5)	None of the NEOs will receive a tax gross-up in connection with the Merger.
(6)	This column represents a bonus payment to the NEOs for entering into the Merger Agreement that is part of their fiscal year 2023 bonus plan.

Golden Parachute Compensation for Viewpoint NEOs

Name	Cash ($)(1)	Equity ($)(2)	Pension/NQDC ($)	Perquisites/Benefits ($)	Tax Reimbursement ($)	Total ($)
Thijs Spoor	-	$1,504,731	-	-	-	$1,504,731
Frances L. Johnson	-	$62,167	-	-	-	$62,167
Michael K. Schultz	-	$62,167	-	-	-	$62,167

(1)	The employment agreements with the named executive officers do not provide for cash compensation upon a change of control.
(2)

Upon consummation of the Merger, each option to acquire shares of common stock of Viewpoint immediately prior to the effective time of the Merger shall by virtue of the Merger be assumed by Isoray and shall be converted into an option to acquire shares of Isoray. Pursuant to the terms of the Viewpoint stock options, all unvested Viewpoint stock options will be accelerated and become fully vested upon the Merger. The table below provides information on the estimated value of unvested Viewpoint options held by the Viewpoint NEOs that will vest as a result of the Merger. The value of the vesting acceleration with respect to each Viewpoint option represent the product of (a) the excess, if any, of $0.29 (representing the average closing price of Isoray’s Common Stock over the five trading days following the announcement of the Merger) over the applicable exercise price per share of such option, multiplied by (b) the number of shares of Isoray Common Stock that will become subject to such option. The number of stock options and the exercise price represent the number of stock options and the exercise price of the Viewpoint stock options assumed at the merger as provided for in the Merger Agreement. The number of accelerated vesting of unvested options upon consummation of the Merger, excludes option awards that vest in accordance with their terms prior to the date the merger is consummated.

The Viewpoint named executive officers are not entitled to any perquisites/benefit, tax reimbursement or any other compensation by virtue of the Merger.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this Proxy Statement in evaluating the proposals to be voted on at the Annual Meeting. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability realize the anticipated benefits of the Merger, and may have an adverse effect on the business, cash flows, financial condition, and results of operations of Isoray and/or Viewpoint. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks occur, our business, financial condition and operating results could be materially adversely affected.

As used in these Risk Factors, unless the context requires otherwise, “we,” “us,” “our,” or the “Company” means Isoray, Inc. combined with its subsidiaries, including Viewpoint Molecular Targeting, Inc. as the Surviving Corporation, assuming completion of the Merger.

Summary of Risk Factors

Investing in our common stock and engaging in the Merger involve significant risks. Some of the principal risks include the following. These risks are discussed more fully below. We encourage you to read the full discussion of the risk factors.

●	The announcement and pendency of the Merger may have an adverse effect on our business results.

●	Litigation may arise in connection with the Merger, which could be costly, prevent consummation of the Merger, divert management’s attention, and otherwise materially harm our business.

●	We may experience difficulties integrating Viewpoint’s business.

●	Viewpoint is a clinical stage biopharmaceutical company and has a limited operating history.

●	Viewpoint’s product candidates are at an early stage of development and may not be successfully developed or commercialized.

●	To operate its ongoing business, Viewpoint will be solely dependent on cash reserves of Isoray extended in the form of a note which will be due and payable on December 31, 2023.

●	Development of Viewpoint’s alpha-particle therapies and diagnostic imaging agents requires human and animal studies.

●	Viewpoint obtains its supply of Thorium-228 from a single supplier.

●

Any product candidates Viewpoint advances into and through clinical development are subject to extensive regulation, which can be costly and time consuming, cause unanticipated delays or prevent the receipt of the required approvals to commercialize its product candidates.

●	If Viewpoint encounters difficulties enrolling patients in its clinical trials, its clinical development activities could be delayed or otherwise adversely affected.

●

Because the results of preclinical studies and early clinical trials are not necessarily predictive of future results, any product candidate Viewpoint advances into clinical trials may not have favorable results in later clinical trials, if any, or receive regulatory approval.

●

Any product candidate Viewpoint advances into and through clinical trials may cause unacceptable adverse events or have other properties that may delay or prevent their regulatory approval or commercialization or limit their commercial potential.

●

Delays in the commencement or completion of Viewpoint’s clinical trials could result in increased costs and delay Viewpoint’s ability to pursue regulatory approval and commercialization of its product candidates.

●	If Viewpoint encounters difficulties enrolling patients in its clinical trials, Viewpoint’s clinical development activities could be delayed or otherwise adversely affected.

●

Viewpoint may be required to suspend, repeat or terminate its clinical trials if they are not conducted in accordance with regulatory requirements, the results are negative or inconclusive, or the trials are not well designed.

●	The approval processes of regulatory authorities are lengthy, time consuming, expensive and inherently unpredictable.

●

Viewpoint intends to rely on third-party collaborators to market and sell its products, and those third-party collaborators may not have the resources to pursue approvals, which in turn could severely limit Viewpoint’s potential markets and ability to generate revenue.

●

Viewpoint’s product candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit the commercial profile of the approved labeling, or result in significant negative consequences following marketing approval, if any.

●

If Viewpoint is unable to execute its sales and marketing strategy for its products and is unable to gain market acceptance, Viewpoint may be unable to generate sufficient revenue to sustain its business.

●

Because Viewpoint licenses some of its product candidates from third parties, any dispute with its licensors or non- performance by Viewpoint or by its licensors may adversely affect its ability to develop and commercialize the applicable product candidates.

●	Viewpoint may form or seek strategic alliances or enter into additional licensing arrangements in the future, and it may not realize the benefits of such alliances or licensing arrangements.

●	Viewpoint relies partially on third parties to manufacture its clinical pharmaceutical supplies and its dependence on third party suppliers could adversely impact its business.

●

Viewpoint relies on third parties to conduct its clinical trials and if these third parties do not meet their deadlines or otherwise conduct the trials as required, Viewpoint’s clinical development programs could be delayed or unsuccessful.

●	Viewpoint will face intense competition and may not be able to compete successfully.

●	Viewpoint’s success will depend upon intellectual property, proprietary technologies and regulatory market exclusivity periods, and Viewpoint may be unable to protect its intellectual property.

●	Isoray must deploy its sales and marketing capabilities to market, distribute and sell Viewpoint products and may not be effective in doing so.

●

If any product candidate that Viewpoint successfully develops does not achieve broad market acceptance among physicians, patients, healthcare payors and the medical community, the revenues that it generates from their sales will be limited.

●	Viewpoint may incur substantial product liability or indemnification claims relating to the use of its product candidates.

●	If Viewpoint uses biological and hazardous materials in a manner that causes injury, Viewpoint could be liable for damages.

●

Due to the significant resources required for the development of Viewpoint’s drug candidates, Viewpoint must prioritize development of certain drug candidates and/or certain disease indications and may expend its limited resources on candidates or indications that do not yield a successful product.

●	If Viewpoint fails to attract and retain key management and clinical development personnel, Viewpoint may be unable to successfully develop or commercialize its product candidates.

●	Viewpoint may use biological materials and may use hazardous materials, and any claims relating to improper handling, storage or disposal of these materials could be time consuming or costly.

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If Viewpoint or its partners are sued for infringing intellectual property rights of third parties, it will be costly and time consuming, and an unfavorable outcome in that litigation would have a material adverse effect on its business.

●	Healthcare reform and restrictions on reimbursements may limit Viewpoint’s financial returns.

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Changes in healthcare law and implementing regulations, including government restrictions on pricing and reimbursement, as well as healthcare policy and other healthcare payor cost-containment initiatives, may negatively impact Viewpoint’s ability to generate revenues.

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If Viewpoint or any of its independent contractors, consultants, collaborators, manufacturers, vendors or service providers fail to comply with healthcare laws and regulations, Viewpoint or they could be subject to enforcement actions.

Risks Related to the Pending Merger

The announcement and pendency of the Merger may have an adverse effect on our business results, and a failure to complete the Merger could have a material and adverse effect on our Business.

Consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions. There is no assurance that all closing conditions will be satisfied, or that the Merger will be completed on the proposed terms, within the expected timeframe, or at all. The Merger may be delayed, and may ultimately not be completed, due to a number of factors, including:

●	the failure to obtain stockholder approval of the Certificate Amendment Proposal, the NYSE American Proposal, or the Equity Incentive Plan Amendment Proposal;
●	the failure to obtain regulatory approvals from applicable governmental entities;
●	potential future stockholder litigation and other legal and regulatory proceedings, which could delay or prevent the Merger; and
●

the failure to satisfy the other conditions to the completion of the Merger, including the possibility that a material adverse effect may occur that would permit either party to elect not to close the Merger.

If the Merger does not close, we may suffer other consequences that could adversely affect our business, financial condition, operating results, cash flows, and stock price, and our stockholders would be exposed to additional risks, including:

●	to the extent that the market price of our stock reflects an assumption that the Merger will be completed, the price of our common stock could decrease if the Merger is not completed;
●

investor confidence in us could decline, stockholder litigation could be brought against us, relationships with existing and prospective business partners may be adversely impacted, we may be unable to retain key personnel, and our operating results and cash flows may be adversely impacted due to costs incurred in connection with the Merger; and

●

any disruptions to our business resulting from the announcement and pendency of the Merger, including adverse changes in our relationships with employees and other business partners, may continue or intensify in the event the Merger is not consummated or is significantly delayed.

There can be no assurance that our business, relationships with other parties, liquidity, or financial condition will not be adversely affected, as compared to the condition prior to the announcement of the Merger, if the Merger is not consummated. Even if successfully completed, there are certain risks to our stockholders from the Merger, including:

●	we may experience a departure of employees prior to the closing of the Merger; and
●	if the Merger is completed, our stockholders will forego the opportunity to realize the potential long-term value of the successful execution of our current strategy.

While the Merger is pending, we are subject to business uncertainties and contractual restrictions that could harm our business relationships, financial condition, operating results, cash flows, and business. During the period prior to the closing of the Merger, our business is exposed to certain inherent risks and certain restrictions on our business under the terms of the Merger Agreement that could harm our business relationships, financial condition, operating results, cash flows, and business, including:

●	potential uncertainty regarding our future plans and strategy, including business model changes and transformation;
●	the possibility of disruption to our business and operations resulting from the announcement and pendency of the Merger, including diversion of management attention and resources;
●

our inability to attract and retain key personnel and recruit prospective employees, and the possibility that our current employees could be distracted, and their productivity decline as a result, due to uncertainty regarding the Merger;

●	the inability to pursue alternative business opportunities or make changes to our business pending the completion of the Merger, and other restrictions on our ability to conduct our business;
●	our inability to freely issue securities, incur indebtedness, or declare or authorize any dividend or distribution;
●	our inability to solicit other acquisition proposals during the pendency of the Merger;
●	the amount of the costs, fees, expenses and charges related to the Merger Agreement and the Merger, which may materially and adversely affect our financial condition and cash flows; and
●	other developments beyond our control that may affect the timing or success of the Merger.

If any of these effects were to occur, it could materially and adversely impact our business, cash flows, results of operations, or financial condition, as well as the market price of our common stock and our perceived value, regardless of whether the Merger is completed.

Litigation may arise in connection with the Merger, which could be costly, prevent consummation of the Merger, divert management’s attention, and otherwise materially harm our business. Regardless of the outcome of any future litigation related to the Merger, such litigation may be time-consuming and expensive and may distract our management from running the day-to-day operations of our business. The litigation costs and diversion of management’s attention and resources to address any claims and counterclaims in any litigation related to the Merger may materially adversely affect our business, results of operations, prospects, cash flows, and financial condition. If the Merger is not consummated for any reason, litigation could be filed in connection with the failure to consummate the Merger. Any litigation related to the Merger may result in negative publicity or an unfavorable impression of us, which could adversely affect the price of our common stock, impair our ability to recruit or retain employees, damage our relationships with our customers and other business partners, or otherwise materially harm our operations and financial performance.

We may experience difficulties integrating Viewpoint’s business. Achieving the anticipated benefits of the Merger will depend in significant part upon whether Isoray and Viewpoint integrate their businesses in an efficient and effective manner. Isoray has not yet determined the exact nature of how the businesses and operations of the companies will be combined after the Merger. The actual integration may result in additional and unforeseen expenses, and the anticipated benefits of the integration plan may not be realized. The companies may not be able to accomplish the integration process smoothly, successfully, or on a timely basis. The necessity of coordinating geographically separated organizations, systems of controls, and facilities and addressing possible differences in business backgrounds, corporate cultures, and management philosophies may increase the difficulties of integration. The companies operate numerous systems and controls, including those involving management information, purchasing, accounting and finance, sales, billing, employee benefits, payroll, and regulatory compliance. The integration of operations following the Merger will require the dedication of significant management and external resources, which may temporarily distract management’s attention from the day-to-day business of the combined company and be costly. Employee uncertainty and lack of focus during the integration process may also disrupt the business of the combined company. Any inability of management to successfully and timely integrate the operations of the companies could have a material adverse effect on the business and results of operations of the combined company.

Following the Merger, the Company may be controlled by persons who are unfamiliar with the Cesium space. Upon the closing of the Merger, the size of our board of directors will increase to no less than five directors, with two of those directors being appointed by Viewpoint. Additionally, Lori Woods, our current CEO, will resign from her position as CEO and Thijs Spoor, Viewpoint’s current CEO, will be named the new CEO of Isoray. Mr. Spoor and the directors to be appointed by Viewpoint may not have prior experience in the Cesium-131 space, and thus we may be controlled by persons who are unfamiliar with our current products and business, which may adversely affect our ability to effectively execute upon our business strategy.

Risks Relating to Isoray’s Business and Operations

You should read and consider risk factors specific to Isoray’s business and operations that will also affect the Company after the Merger. These risks are described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022. See the section entitled “Where You Can Find More Information” on page 114 for the location of information incorporated by reference into this Proxy Statement.

Risks Related to Viewpoint’s Business and Industry

Viewpoint is a clinical stage biopharmaceutical company and has a limited operating history upon which to base an investment decision. Viewpoint is a clinical stage biopharmaceutical company. Since inception, Viewpoint has engaged primarily in research and development activities of VMT-α-NET, VMT01 and its other product candidates, has not generated any revenue from product sales and has incurred significant net losses. Viewpoint has not demonstrated its ability to perform the functions necessary for the successful commercialization of any product candidates. The successful commercialization of any of its products will require them to perform a variety of functions, including:

●	continuing to undertake pre-clinical development and clinical trials;

●	participating in regulatory approval processes;

●	formulating and manufacturing products; and

●	conducting sales and marketing activities.

Viewpoint’s operations to date have been limited to organizing and staffing, acquiring, developing and securing the proprietary rights for, and undertaking pre-clinical development and clinical trials of VMT-α-NET, VMT01 and its other product candidates. These operations provide a limited basis for its stockholders and prospective investors to assess its ability to complete development of or commercialize VMT-α-NET, VMT01 or any other product candidates and the advisability of investing in its securities.

As of June 30, 2022, Viewpoint had cash of $1,086,456, negative working capital of $830,015, and had sustained cumulative losses of $15,681,754. Viewpoint is dependent on obtaining, and is continuing to pursue, the necessary funding from outside sources, including obtaining additional funding from the sale of securities in order to continue its operations. Viewpoint is not permitted to obtain additional funding while the Merger is pending and is relying on a $6 million loan from Isoray to meet its projected expenses through December 31, 2022. If this amount is not sufficient, it will need additional capital from Isoray further depleting reserves Isoray may use for other purposes.

To operate its ongoing business, Viewpoint will be solely dependent on cash reserves of Isoray extended in the form of a note which will be due and payable on December 31, 2023. Isoray is loaning Viewpoint $6 million and will be dependent on repayment of a note extended to Viewpoint which is not subject to any prepayment penalty if the Merger fails to close. Proceeds it could allocate to potential other acquisitions or other needs may not be available until December 31, 2023, and then Isoray will need to collect payment from a company which is pre-revenue. In the event of default, Isoray may foreclose on Viewpoint’s assets, but these assets will be difficult to sell or use without the benefit of the experience of the Viewpoint management team and its supply agreement with the Department of Energy will likely not be transferable making it unlikely that the Viewpoint assets will be useful for business opportunities.

Viewpoint’s product candidates are at an early stage of development and may not be successfully developed or commercialized. Viewpoint has no products approved for sale. Viewpoint’s lead product candidate, VMT-α-NET, and its second product candidate, VMT01 are in the early stages of clinical development and its other product candidates, are still in preclinical and early clinical phases. Viewpoint’s product candidates will require substantial further capital expenditures, development, testing, and regulatory clearances prior to commercialization. The development and regulatory approval process take several years, and it is not likely that any such products, even if successfully developed and approved by the FDA or any comparable foreign regulatory authority, would be commercially available until at least 2027or beyond. Of the large number of drugs in development, only a small percentage successfully completes the regulatory approval process and is commercialized. Accordingly, even if Viewpoint is able to obtain the requisite financing to fund its development programs, Viewpoint cannot assure you that its product candidates will be successfully developed or commercialized. Viewpoint’s failure to develop, manufacture or receive regulatory approval for or successfully commercialize any of its product candidates, could result in the failure of its business.

Development of Viewpoint’s alpha-particle therapies and diagnostic imaging agents requires human and animal studies. Clinical trials of our product candidates in the United States, must be performed under an Investigational New Drug (IND) application authorized by the FDA. The central focus of an IND submission is on the general investigational plan and the protocol(s) for clinical studies. The IND also includes results of animal studies assessing the toxicology, pharmacokinetics, pharmacology, and pharmacodynamic characteristics of the product. An IND must become effective before human clinical trials may begin. Clinical trials involve the administration of an investigational product to human subjects under the supervision of qualified investigators in accordance with good clinical practices, which include the requirement that all research subjects provide their informed consent for their participation in any clinical study. Clinical trials are conducted under protocols detailing, among other things, the objectives of the study, the parameters to be used in monitoring safety and the effectiveness criteria to be evaluated. A separate submission to the existing IND must be made for each successive clinical trial conducted during product development and for any subsequent protocol amendments. Furthermore, an independent IRB for each site proposing to conduct the clinical trial must review and approve the plan for any clinical trial and its informed consent form before the clinical trial begins at that site and must monitor the study until completed. Regulatory authorities, the IRB or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects are being exposed to an unacceptable health risk or that the trial is unlikely to meet its stated objectives. Some studies also include oversight by an independent group of qualified experts organized by the clinical study sponsor, known as a data safety monitoring board, which provides authorization for whether or not a study may move forward at designated check points based on access to certain data from the study and may halt the clinical trial if it determines that there is an unacceptable safety risk for subjects or other grounds, such as no demonstration of efficacy. There are also requirements governing the reporting of ongoing clinical studies and clinical study results to public registries.

Viewpoint currently has one single ongoing clinical trial in Phase 1 entitled “Targeted Imaging of Melanoma for Alpha-Partical Radiotherapy” (TIMAR1) A Phase 1 Cross-Over Biodistribution Study of [203Pb]VMT01 for Single Photon Emission Computed Tomography (SPECT) Imaging and [68Ga]VMT02 for Positron Emission Tomography (PET) Imaging of Stage IV Metastatic Melanoma. The trial is registered with ClinicalTrials.gov and has enrolled 7 subjects to date. The collaborator for the trial is the Mayo Clinic in Minnesota and the IRB from Mayo Clinic approved the trial on February 4, 2021. The study start date was March 5, 2021, and enrollment completed on July 14, 2022. In addition, Viewpoint has been granted two INDs from the FDA to begin therapeutic trials. Our lead product candidate, VMT-α-NET, has also received a Fast Track Designation, which allows for rapid communication with the FDA on clinical trial development plans and findings. The approved phase I/IIa trial for VMT-α-NET is entitled "A Phase I/IIa First-in-Human Study of [212Pb]VMT-α-NET Targeted Alpha-Particle Therapy for AdvancedSSTR2 Positive Neuroendocrine Tumors." The approved Phase I/IIa trial for our second product candidate, VMT01, is entitled “A Phase I/IIa, First-In-Human, Multi-Center Dose Escalation and Dose Expansion Study of [203/212Pb]VMT01 Receptor-Targeted, Image Guided Alpha-Particle Therapy in Patients with Previously Treated Unresectable or Metastatic Melanoma”. Both trials will be multi-center and are expected to begin enrollment in the first half of 2023.

As with most pharmaceutical products, use of our product candidates could be associated with side effects or adverse events, which can vary in severity and frequency. Side effects or adverse events associated with the use of our product candidates may be observed at any time, including in clinical trials or when a product is commercialized. Undesirable side effects caused by our product candidates could cause us or regulatory authorities to interrupt, delay or halt clinical trials and could result in a more restrictive label or the delay or denial of regulatory approval by the FDA or other foreign authorities. Results of our trials could reveal a high and unacceptable severity and prevalence of side effects, toxicity, or other safety issues, and could require us to perform additional studies or halt development or sale of these product candidates or expose us to product liability lawsuits that will harm our business. In such an event, we may be required by regulatory agencies to conduct additional animal or human studies regarding the safety and efficacy of our product candidates that we have not planned or anticipated or our studies could be suspended or terminated, and the FDA or comparable foreign regulatory authorities could order us to cease further development of or deny or withdraw approval of our product candidates for any or all targeted indications. There can be no assurance that we will resolve any issues related to any product-related adverse events to the satisfaction of the FDA or any other regulatory agency in a timely manner, if ever, which could harm our business, prospects and financial condition.

Viewpoint obtains its supply of Thorium-228 from a single supplier. Viewpoint’s alpha-particle therapies require Thorium-228, which is a radioactive metallic chemical. Viewpoint has executed an Isotope and Technical Service Order Form dated January 1, 2021, for the purchase of Thorium-228 with the U.S. Department of Energy. This is our sole source of Thorium-228. Reliance on any single supplier increases the risks associated with obtaining raw materials. Should the agreement with the U.S. Department of Energy be cancelled or terminated for any reason, we may be unable to obtain an alternative supply of Thorium-228, either at all or at a comparable cost, which may have a material adverse impact on our ability to further develop or produce our alpha-particle therapies.

Any product candidates Viewpoint advances into and through clinical development are subject to extensive regulation, which can be costly and time consuming, cause unanticipated delays or prevent the receipt of the required approvals to commercialize its product candidates. The clinical development, manufacturing, labeling, storage, record-keeping, advertising, promotion, import, export, marketing and distribution of Viewpoint’s product candidates are subject to extensive regulation by the FDA in the United States and by comparable health authorities in foreign markets, including Health Canada’s Therapeutic Products Directorate, or the TPD, and the European Medicines Agency, or the EMA. In the United States, Viewpoint is not permitted to market its product candidates until Viewpoint receives approval of an NDA (New Drug Application) or BLA (Biologic License Application) from the FDA. The process of obtaining such approval is expensive, often takes many years and can vary substantially based upon the type, complexity and novelty of the products involved. In addition to the significant clinical testing requirements, Viewpoint’s ability to obtain marketing approval for these product candidates depends on obtaining the final results of required non-clinical testing, including characterization of the manufactured components of its product candidates and validation of its manufacturing processes. The FDA may determine that Viewpoint’s product manufacturing processes, testing procedures or facilities are insufficient to justify approval. Approval policies or regulations may change, and the FDA has substantial discretion in the pharmaceutical approval process, including the ability to delay, limit or deny approval of a product candidate for many reasons. Despite the time and expense invested in clinical development of product candidates, regulatory approval is never guaranteed.

The FDA, the TPD and/or the EMA can delay, limit or deny approval of a product candidate for many reasons, including, but not limited to:

●    disagreement with the design or implementation of Viewpoint’s clinical trials;

●    failure to demonstrate to their satisfaction that a product candidate is safe and effective for any indication;

●    failure to accept clinical data from trials which are conducted outside their jurisdiction;

●    the results of clinical trials may not meet the level of statistical significance required for approval;

●    Viewpoint may be unable to demonstrate that a product candidate’s clinical and other benefits outweigh its safety risks;

●    such agencies may disagree with Viewpoint’s interpretation of data from preclinical studies or clinical trials;

●    failure to approve the manufacturing processes or facilities of third-party manufacturers with which Viewpoint or its collaborators contract for clinical and commercial supplies; or

●    changes in the approval policies or regulations of such agencies may significantly change in a manner rendering Viewpoint’s clinical data insufficient for approval.

Any delay in obtaining, or inability to obtain, applicable regulatory approvals would prevent Viewpoint from commercializing its product candidates.

If Viewpoint encounters difficulties enrolling patients in its clinical trials, its clinical development activities could be delayed or otherwise adversely affected. Viewpoint may experience difficulties in patient enrollment in its clinical trials for a variety of reasons. The timely completion of clinical trials in accordance with their protocols depends, among other things, on Viewpoint’s ability to enroll a sufficient number of patients who remain in the trial until its conclusion. The enrollment of patients depends on many factors, including:

●    the patient eligibility criteria defined in the protocol;

●    the size of the patient population;

●    the proximity and availability of clinical trial sites for prospective patients;

●    the design of the trial;

●    Viewpoint’s ability to recruit clinical trial investigators with the appropriate competencies and experience;

●    Viewpoint’s ability to obtain and maintain patient consents; and

●    the risk that patients enrolled in clinical trials will drop out of the trials before completion.

Viewpoint’s clinical trials will compete with other clinical trials for product candidates that are in the same therapeutic areas as Viewpoint’s product candidates. This competition will reduce the number and types of patients and qualified clinical investigators available to Viewpoint, because some patients who might have opted to enroll in Viewpoint’s trials may instead opt to enroll in a trial being conducted by one of Viewpoint’s competitors or clinical trial sites may not allow Viewpoint to conduct its clinical trial at such site if competing trials are already being conducted there. Since the number of qualified clinical investigators is limited, Viewpoint expects to conduct some of its clinical trials at the same clinical trial sites that some of its competitors use, which will reduce the number of patients who are available for its clinical trials in such clinical trial site. Viewpoint may also encounter difficulties finding a clinical trial site at which to conduct its trials.

Delays in patient enrollment may result in increased costs or may affect the timing or outcome of its planned clinical trials, which could prevent completion of these clinical trials and adversely affect its ability to advance the development of its product candidates.

Because the results of preclinical studies and early clinical trials are not necessarily predictive of future results, any product candidate Viewpoint advances into clinical trials may not have favorable results in later clinical trials, if any, or receive regulatory approval. Pharmaceutical development has inherent risk. Viewpoint will be required to demonstrate through well-controlled clinical trials that its product candidates are effective with a favorable benefit-risk profile for use in their target indications before Viewpoint can seek regulatory approvals for their commercial sale. An investigator-initiated phase I imaging trial of [203Pb]VMT-α-NET is expected to begin at the University of Iowa. An Imaging IND is open for this trial and IRB approval has been obtained. Viewpoint expects provisional results in the first half of 2023 but there is no assurance these results will be ready by then. Success in pre-clinical studies or early clinical trials does not mean that later clinical trials will be successful, as product candidates in later-stage clinical trials may fail to demonstrate sufficient safety or efficacy despite having progressed through initial clinical testing. Viewpoint also may need to conduct additional clinical trials that are not currently anticipated. Companies frequently suffer significant setbacks in advanced clinical trials, even after earlier clinical trials have shown promising results.

Any product candidate Viewpoint advances into and through clinical trials may cause unacceptable adverse events or have other properties that may delay or prevent their regulatory approval or commercialization or limit their commercial potential. Unacceptable adverse events caused by VMT-α-NET, VMT01 and its other product candidates in clinical trials could cause Viewpoint or regulatory authorities to interrupt, delay or halt clinical trials and could result in the denial of regulatory approval by the FDA or other regulatory authorities for any or all targeted indications and markets. This, in turn, could prevent Viewpoint from commercializing the affected product candidate and generating revenues from its sale. Viewpoint has not yet completed testing of any of its product candidates for the treatment of the indications for which it intends to seek product approval in humans, and Viewpoint currently does not know the extent of adverse events, if any, that will be observed in patients who receive any of its product candidates. If any of Viewpoint’s product candidates cause unacceptable adverse events in clinical trials, Viewpoint may not be able to obtain regulatory approval or commercialize such product or, if such product candidate is approved for marketing, future adverse events could cause Viewpoint to withdraw such product from the market.

Delays in the commencement or completion of Viewpoint’s clinical trials could result in increased costs and delay Viewpoint’s ability to pursue regulatory approval and commercialization of its product candidates. Although Viewpoint plans to commence Phase I/IIa clinical trials for VMT-α-NET and VMT01 in 2023, the commencement and completion of clinical trials can be delayed for a variety of reasons, including delays in:

●    obtaining regulatory clearance to commence a clinical trial;

●    identifying, recruiting and training suitable clinical investigators;

●    reaching agreement on acceptable terms with prospective clinical research organizations (“ CROs”) and trial sites, the terms of which can be subject to extensive negotiation, may be subject to modification from time to time and may vary significantly among different CROs and trial sites;

●    obtaining sufficient quantities of investigational product (IP) for Viewpoint’s product candidates for use in clinical trials;

●    obtaining Institutional Review Board (“IRB”) or ethics committee approval to conduct a clinical trial at a prospective site;

●    identifying, recruiting and enrolling patients to participate in a clinical trial, including delays and/or interruptions resulting from geo-political actions, disease or public health epidemics, such as the coronavirus, or natural disasters;

●    retaining patients who have initiated a clinical trial but may withdraw due to adverse events from the therapy, insufficient efficacy, fatigue with the clinical trial process or personal issues;

●    retaining patients who may not follow the clinical trial protocols due to factors, including the coronavirus epidemic; and

●    availability of funds.

Any delays in the commencement of Viewpoint’s clinical trials will delay Viewpoint’s ability to pursue regulatory approval for its product candidates. In addition, many of the factors that cause, or lead to, a delay in the commencement of clinical trials may also ultimately lead to the denial of regulatory approval of a product candidate.

If Viewpoint encounters difficulties enrolling patients in its clinical trials, Viewpoint’s clinical development activities could be delayed or otherwise adversely affected. The timely completion of clinical trials in accordance with their protocols depends, among other things, on Viewpoint’s ability to enroll a sufficient number of patients who remain in the trial until its conclusion. Viewpoint may experience difficulties in patient enrollment in its clinical trials for a variety of reasons, including the size and nature of the patient population and the patient eligibility criteria defined in the protocol, competition from competing companies, and natural disasters or public health epidemics, such as the coronavirus impacting the U.S., Europe and elsewhere.

Viewpoint’s clinical trials will likely compete with other clinical trials for drug candidates that are in the same therapeutic areas as Viewpoint’s drug candidates, and this competition will reduce the number and types of patients available to Viewpoint, because some patients who might have opted to enroll in Viewpoint’s trials may instead opt to enroll in a trial being conducted by one of its competitors. Because the number of qualified clinical investigators and clinical trial sites is limited, Viewpoint expects to conduct some of its clinical trials at the same clinical trial sites that some of its competitors may use, which will reduce the number of patients who are available for its clinical trials at such clinical trial sites. Even if Viewpoint is able to enroll a sufficient number of patients in its clinical trials, delays in patient enrollment may result in increased costs or may affect the timing or outcome of the planned clinical trials, which could delay or prevent completion of these trials and adversely affect its ability to advance the development of VMT-α-NET, VMT01 and its other product candidates.

Viewpoint may be required to suspend, repeat or terminate its clinical trials if they are not conducted in accordance with regulatory requirements, the results are negative or inconclusive, or the trials are not well designed. Regulatory agencies, IRBs or data safety monitoring boards may at any time recommend the temporary or permanent discontinuation of Viewpoint’s clinical trials or request that Viewpoint cease using investigators in the clinical trials if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements, or that they present an unacceptable safety risk to participants. Clinical trials must be conducted in accordance with current cGCPs or other applicable foreign government guidelines governing the design, safety monitoring, quality assurance and ethical considerations associated with clinical studies. Clinical trials are subject to oversight by the FDA, other foreign governmental agencies and IRBs at the study sites where the clinical trials are conducted. In addition, clinical trials must be conducted with product candidates produced in accordance with applicable cGMPs, which are the FDA’s regulations governing the design, monitoring and control of manufacturing processes and facilities. Clinical trials may be suspended by the FDA, other foreign governmental agencies, or Viewpoint for various reasons, including:

●    deficiencies in the conduct of the clinical trials, including failure to conduct the clinical trial in accordance with regulatory requirements or clinical protocols;

●    deficiencies in the clinical trial operations or trial sites;

●    the product candidate may have unforeseen adverse side effects;

●    deficiencies in the trial design necessary to demonstrate efficacy;

●    fatalities or other adverse events arising during a clinical trial due to medical problems that may not be related to clinical trial treatments;

●    the product candidate may not appear to be more effective than current therapies; or

●    the quality or stability of the product candidate may fall below acceptable standards.

If Viewpoint elects or is forced to suspend or terminate a clinical trial for VMT-α-NET, VMT01 or of any other product candidates, the commercial prospects for that product candidate will be harmed and its ability to generate product revenue from that product candidate may be delayed or eliminated. Furthermore, any of these events could prevent Viewpoint or its partners from achieving or maintaining market acceptance of the affected product candidate and could substantially increase the costs of commercializing its product candidates, and impair its ability to generate revenue from the commercialization of these product candidates either by Viewpoint or by its collaboration partners.

The approval processes of regulatory authorities are lengthy, time consuming, expensive and inherently unpredictable; if Viewpoint is unable to obtain approval for its product candidates from applicable regulatory authorities, Viewpoint will not be able to market and sell those product candidates in those countries or regions and its business will be substantially harmed. The time required to obtain approval by the FDA and comparable foreign authorities is unpredictable, but typically takes many years following the commencement of clinical trials and depends upon numerous factors, including the substantial discretion of the regulatory authorities. Viewpoint has not submitted a new drug application or similar filing or obtained regulatory approval for any product candidate in any jurisdiction and it is possible that none of its existing product candidates or any product candidates Viewpoint may seek to develop in the future will ever obtain regulatory approval.

VMT-α-NET, VMT01 and Viewpoint’s other product candidates could fail to receive regulatory approval for many reasons, including any one or more of the following:

●    the FDA or comparable foreign regulatory authorities may disagree with the design or implementation of its clinical trials;

●    Viewpoint may be unable to demonstrate to the satisfaction of the FDA or comparable foreign regulatory authorities that a product candidate is safe and effective for its proposed indication;

●    the results of clinical trials may not meet the level of statistical significance required by the FDA or comparable foreign regulatory authorities for approval;

●    Viewpoint may be unable to demonstrate that a product candidate’s clinical and other benefits outweigh its safety risks;

●    the FDA or comparable foreign regulatory authorities may disagree with Viewpoint’s interpretation of data from preclinical studies or clinical trials;

●    the data collected from clinical trials of Viewpoint’s product candidates may not be sufficient to support the submission of an NDA, BLA or other submission or to obtain regulatory approval in the United States or elsewhere;

●    the FDA or comparable foreign regulatory authorities may fail to hold to previous agreements or commitments;

●    the FDA or comparable foreign regulatory authorities may fail to approve the manufacturing processes or facilities of third-party manufacturers with which Viewpoint contracts for clinical and commercial supplies;

●    the FDA or comparable foreign regulatory authorities may fail to approve Viewpoint’s product candidates; and

●    the approval policies or regulations of the FDA or comparable foreign regulatory authorities may significantly change in a manner rendering Viewpoint’s clinical data insufficient for approval.

The time and expense of the approval process, as well as the unpredictability of clinical trial results and other contributing factors, may result in Viewpoint’s failure to obtain regulatory approval to market, in one or more jurisdictions, VMT-α-NET and VMT01 or future product candidates, which would significantly harm Viewpoint’s business, results of operations and prospects.

Viewpoint intends to rely on third-party collaborators to market and sell its products, and those third-party collaborators may not have the resources to pursue approvals, which in turn could severely limit Viewpoint’s potential markets and ability to generate revenue. In order to market and sell its products in any jurisdiction, Viewpoint or its third-party collaborators must obtain separate marketing approvals in that jurisdiction and comply with its regulatory requirements. The approval procedure can vary drastically among countries, and each jurisdiction may impose different testing and other requirements to obtain and maintain marketing approval. Further, the time required to obtain those approvals may differ substantially among jurisdictions. Approval by the FDA or an equivalent foreign authority does not ensure approval by regulatory authorities in any other countries or jurisdictions. As a result, the ability to market and sell a product candidate in more than one jurisdiction can involve significant additional time, expense and effort to undertake separate approval processes, and could subject Viewpoint and its collaborators to the numerous and varying post-approval requirements of each jurisdiction governing commercial sales, manufacturing, pricing and distribution of VMT-α-NET and VMT01 and Viewpoint’s other product candidates. Viewpoint or any third parties with whom it may collaborate may not have the resources to pursue those approvals, and Viewpoint or they may not be able to obtain any approvals that are pursued. The failure to obtain marketing approval for VMT-α-NET, VMT01 and its other product candidates in foreign jurisdictions could severely limit their potential markets and its ability to generate revenue.

In addition, even if Viewpoint were to obtain regulatory approval in one or more jurisdictions, regulatory authorities may approve VMT-α-NET, VMT01 and its other product candidates for fewer or more limited indications than Viewpoint requests, may not approve the prices Viewpoint may propose to charge for its products, may grant approval contingent on the performance of costly post-marketing clinical trials, or may approve a product candidate with labeling that does not include the claims necessary or desirable for the successful commercialization of that product candidate. Any of the foregoing circumstances could materially harm the commercial prospects for VMT-α-NET, VMT01 and its other product candidates.

Viewpoint’s product candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit the commercial profile of the approved labeling, or result in significant negative consequences following marketing approval, if any. Results of current and future clinical trials of VMT-α-NET, VMT01 and its other product candidates could reveal a high and/or unacceptable severity and frequency of these or other side effects. In such an event, Viewpoint’s trials could be suspended or terminated, and the FDA or comparable foreign regulatory authorities could order Viewpoint to cease further development of, or deny approval of, its product candidates for any or all targeted indications. Further, any observed drug-related side effects could affect patient recruitment or the ability of enrolled patients to complete the trial or result in potential product liability claims. Any of these occurrences could materially harm Viewpoint’s business, financial condition and prospects.

Additionally, if VMT-α-NET, VMT01 and its other product candidates receive marketing approval, and Viewpoint or others later identify undesirable side effects caused by Viewpoint’s products, a number of potentially significant negative consequences could result, including:

●    regulatory authorities may withdraw approvals of such product;

●    regulatory authorities may require additional warnings in the product’s labeling;

●    Viewpoint may be required to create a medication guide for distribution to patients that outlines the risks of such side effects;

●    Viewpoint could be sued and held liable for harm caused to patients; and;

●    Viewpoint’s reputation may suffer.

Any of these events could prevent Viewpoint from achieving or maintaining market acceptance of the particular product, if approved, and could significantly harm its business, results of operations and prospects.

If Viewpoint is unable to execute its sales and marketing strategy for its products and is unable to gain market acceptance, Viewpoint may be unable to generate sufficient revenue to sustain its business. Viewpoint is a clinical-stage biopharmaceutical company and has yet to begin to generate revenue from VMT-α-NET, VMT01, and its other product candidates. Viewpoint’s product candidates are in an early stage of clinical development, and, if Viewpoint obtains marketing approval for any of its products in the future, which Viewpoint anticipates would not occur for several years, if at all.

Although Viewpoint believes that VMT-α-NET and VMT01 represents a promising commercial opportunity, it may never gain significant market acceptance and therefore may never generate substantial revenue or profits for Viewpoint. Viewpoint will need to establish a market for VMT-α-NET, VMT01 and its other product candidates and build that market through physician education, awareness programs and the publication of clinical data. Gaining acceptance in medical communities requires, among other things, publication in leading peer-reviewed journals of results from Viewpoint’s studies. The process of publication in leading medical journals is subject to a peer review process and peer reviewers may not consider the results of Viewpoint’s studies sufficiently novel or worthy of publication. Failure to have Viewpoint’s studies published in peer-reviewed journals could limit the adoption of VMT-α-NET, VMT01 or its other product candidates. Viewpoint’s ability to successfully market its product candidates that it may develop will depend on numerous factors, including:

●    the FDA or comparable foreign regulatory authorities may disagree with the design or implementation of its clinical trials;

●    the inability to demonstrate that the clinical and other benefits of a product candidate outweigh any safety or other perceived risks;

●    conducting clinical utility studies of its product candidates to demonstrate economic usefulness to providers and payers;

●    whether its current or future partners, support its offerings;

●    the success of the sales force and marketing effort;

●    whether healthcare providers believe its product candidates provide clinical utility; and

●    whether private health insurers, government health programs and other third-party payers will cover its product candidates.

Because Viewpoint licenses some of its product candidates from third parties, any dispute with its licensors or non- performance by Viewpoint or by its licensors may adversely affect its ability to develop and commercialize the applicable product candidates. Some of Viewpoint’s product candidates, including VMT-α-NET and VMT01, including related intellectual property rights, were licensed from third parties. Under the terms of Viewpoint’s license agreements, the licensors generally have the right to terminate such agreements in the event of a material breach by Viewpoint. Viewpoint’s licenses requires Viewpoint to make annual, milestone or other payments prior to commercialization of any product and its ability to make these payments depends on its ability to generate cash in the future. These agreements generally require Viewpoint to use diligent and reasonable efforts to develop and commercialize the product candidate.

If there is any conflict, dispute, disagreement or issue of non-performance between Viewpoint and its licensing partner regarding its rights or obligations under the license or other agreements, including any conflict, dispute or disagreement arising from Viewpoint’s failure to satisfy payment obligations under such agreement, its ability to develop and commercialize the affected product candidate may be adversely affected. Any loss of its rights under its license agreements could delay or completely terminate its product development efforts for the affected product candidate.

Viewpoint may form or seek strategic alliances or enter into additional licensing arrangements in the future, and it may not realize the benefits of such alliances or licensing arrangements. From time to time, Viewpoint may form or seek strategic alliances, create joint ventures or collaborations or enter into additional licensing arrangements with third parties that it believes will complement or augment its development and commercialization efforts with respect to VMT-α-NET and VMT01 and its other product candidates and any future product candidates that Viewpoint may develop. Any of these relationships may require Viewpoint to incur non-recurring and other charges, increase its near and long-term expenditures, or disrupt its management and business. These relationships also may result in a delay in the development of VMT-α-NET and VMT01 and its other product candidates if Viewpoint becomes dependent upon the other party and such other party does not prioritize the development of its product candidates relative to its other development activities. In addition, Viewpoint faces significant competition in seeking appropriate strategic partners and the negotiation process is time-consuming and complex. Moreover, Viewpoint may not be successful in its efforts to establish a strategic partnership or other alternative arrangements for its product candidates because they may be deemed to be at too early of a stage of development for collaborative effort and third parties may not view its product candidates as having the requisite potential to demonstrate safety and efficacy. If Viewpoint licenses products or businesses, it may not be able to realize the benefit of such transactions if Viewpoint is unable to successfully integrate them with its existing operations and company culture. Viewpoint cannot be certain that, following a strategic transaction or license, it will achieve the revenue or specific net income that justifies such transaction. Viewpoint relies completely on third parties to manufacture its preclinical and clinical pharmaceutical supplies and expect to continue to rely on third parties to produce commercial supplies of its product candidates, and its dependence on third party suppliers could adversely impact its business.

Viewpoint relies partially on third parties to manufacture its clinical pharmaceutical supplies and expects to continue to rely on third parties to produce commercial supplies of any approved product candidate, and its dependence on third party suppliers could adversely impact its business. Viewpoint does not expect to have the resources or capacity to commercially manufacture any of its proposed products, if approved, and will likely continue to be dependent upon third party manufacturers. Viewpoint’s dependence on third parties to manufacture and supply Viewpoint with clinical trial materials and any approved products may adversely affect its ability to develop and commercialize its products on a timely basis or at all.

Viewpoint relies on third parties to conduct its clinical trials and if these third parties do not meet their deadlines or otherwise conduct the trials as required, Viewpoint’s clinical development programs could be delayed or unsuccessful and Viewpoint may not be able to obtain regulatory approval for or commercialize its product candidates when expected or at all. Viewpoint does not have the ability to conduct all aspects of its preclinical testing or clinical trials themselves. Viewpoint uses contract research organizations (CROs) to conduct its planned clinical trials and will rely upon such CROs, as well as medical institutions, clinical investigators and consultants, to conduct its trials in accordance with its clinical protocols. Viewpoint’s CROs, investigators and other third parties will play a significant role in the conduct of these trials and the subsequent collection and analysis of data from the clinical trials.

There is no guarantee that any CROs, investigators and other third parties upon which Viewpoint relies for administration and conduct of its clinical trials will devote adequate time and resources to such trials or perform as contractually required. If any of these third parties fail to meet expected deadlines, fail to adhere to its clinical protocols or otherwise perform in a substandard manner, Viewpoint’s clinical trials may be extended, delayed or terminated. If any of its clinical trial sites terminate for any reason, Viewpoint may experience the loss of follow-up information on patients enrolled in its ongoing clinical trials unless Viewpoint is able to transfer the care of those patients to another qualified clinical trial site. In addition, principal investigators for its clinical trials may serve as scientific advisors or consultants to Viewpoint from time to time and receive cash or equity compensation in connection with such services. If these relationships and any related compensation result in perceived or actual conflicts of interest, the integrity of the data generated at the applicable clinical trial site may be jeopardized.

Viewpoint will face intense competition and may not be able to compete successfully. Viewpoint operates in highly competitive segments of the biotechnology and biopharmaceutical markets. Viewpoint faces competition from many different sources, including commercial pharmaceutical and biotechnology enterprises, academic institutions, government agencies, and private and public research institutions. VMT-α-NET, VMT01 and its other product candidates, if successfully developed and approved, will compete with established therapies, as well as new treatments that may be introduced by its competitors. Many of its competitors have significantly greater financial, product development, manufacturing and marketing resources than Viewpoint. Large pharmaceutical companies have extensive experience in clinical testing and obtaining regulatory approval for drugs. Viewpoint also may compete with these organizations to recruit management, scientists and clinical development personnel. Smaller or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. New developments, including the development of other biological and pharmaceutical technologies and methods of treating disease, occur in the pharmaceutical and life sciences industries at a rapid pace. Developments by competitors may render Viewpoint’s product candidates obsolete or noncompetitive. Viewpoint will also face competition from these third parties in recruiting and retaining qualified personnel, establishing clinical trial sites and patient registration for clinical trials and in identifying and in-licensing new product candidates.

Viewpoint’s success will depend upon intellectual property, proprietary technologies and regulatory market exclusivity periods, and Viewpoint may be unable to protect its intellectual property. Viewpoint’s success will depend, in large part, on obtaining and maintaining patent protection and trade secret protection for VMT-α-NET, VMT01 and its other product candidates and their formulations and uses, as well as successfully defending these patents against third-party challenges. If Viewpoint or its licensors fail to appropriately prosecute and maintain patent protection for its product candidates, its ability to develop and commercialize these product candidates may be adversely affected and Viewpoint may not be able to prevent competitors from making, using and selling competing products. This failure to properly protect the intellectual property rights relating to these product candidates could have a material adverse effect on its financial condition and results of operations.

The patent application process is subject to numerous risks and uncertainties, and there can be no assurance that Viewpoint or its partners will be successful in protecting its product candidates by obtaining and defending patents. These risks and uncertainties include the following:

●    patent applications may not result in any patents being issued;

●    patents that may be issued or in-licensed may be challenged, invalidated, modified, revoked, circumvented, found to be unenforceable, or otherwise may not provide any competitive advantage;

●    Viewpoint’s competitors, many of which have substantially greater resources than Viewpoint or its partners and many of which have made significant investments in competing technologies, may seek, or may already have obtained, patents that will limit, interfere with, or eliminate its ability to make, use, and sell its potential products;

●    there may be significant pressure on the United States government and other international governmental bodies to limit the scope of patent protection both inside and outside the United States for disease treatments that prove successful as a matter of public policy regarding worldwide health concerns;

●    countries other than the United States may have patent laws less favorable to patentees than those upheld by United States courts, allowing foreign competitors a better opportunity to create, develop, and market competing products; and

●    Viewpoint may be involved in lawsuits to protect or enforce its patents or the patents of its licensors, which could be expensive, time consuming and unsuccessful.

In addition to patents, Viewpoint and its partners also rely on trade secrets and proprietary know-how. Although Viewpoint has taken steps to protect its trade secrets and unpatented know-how, including entering into confidentiality agreements with third parties, and confidential information and inventions agreements with employees, consultants and advisors, third parties may still obtain this information or come upon this same or similar information independently. Viewpoint may become subject to claims that Viewpoint or consultants, advisors or independent contractors that it may engage to assist Viewpoint in developing VMT-α-NET, VMT01, and its other product candidates have wrongfully or inadvertently disclosed to Viewpoint or used trade secrets or other proprietary information of their former employers or their other clients.

Viewpoint intends to rely on market exclusivity periods that may not be or remain available to Viewpoint. Viewpoints intend to rely on its ability to obtain and maintain a regulatory period of market exclusivity for any of its biologic product candidates, including VMT-α-NET and VMT01 that are successfully developed and approved for commercialization. Although this period in the United States is currently 12 years from the date of marketing approval, reductions to this period have been proposed. This exclusivity period in Europe is currently 10 years from the date of marketing approval by the EMA. Once any regulatory period of exclusivity expires, depending on the status of its patent coverage and the nature of the product, Viewpoint may not be able to prevent others from marketing products that are biosimilar to or interchangeable with its products, which would materially adversely affect Viewpoint.

Isoray must deploy its sales and marketing capabilities to market, distribute and sell Viewpoint products and may not be effective in doing so. Viewpoint does not currently have the infrastructure for the sales, marketing, and distribution of any of its product candidates, and must use Isoray’s sales force and infrastructure to perform these functions in order to commercialize any products that Viewpoint may successfully develop. The integration of Isoray’s sales force with Viewpoint will be time-consuming and could delay any product launch as Isoray’s team becomes familiar with new product categories and potential customers. If Isoray’s sales team is not capable of selling these new products, then this sales function may be outsourced. Isoray will need to incur the added expense and time commitment of training and hiring additional sales personnel.

If any product candidate that Viewpoint successfully develops does not achieve broad market acceptance among physicians, patients, healthcare payors and the medical community, the revenues that it generates from their sales will be limited. Even if VMT-α-NET, VMT01 and its other product candidates receive regulatory approval, they may not gain market acceptance among physicians, patients, healthcare payors and the medical community. Coverage and reimbursement of Viewpoint’s product candidates by third-party payors, including government payors, generally is also necessary for commercial success. The degree of market acceptance of any approved products will depend on a number of factors, including:

●    the efficacy and safety as demonstrated in clinical trials;

●    the clinical indications for which the product is approved;

●    acceptance by physicians, major operators of hospitals and clinics and patients of the product as a safe and effective treatment;

●    acceptance of the product by the target population;

●    the potential and perceived advantages of product candidates over alternative treatments;

●    the safety of product candidates seen in a broader patient group, including its use outside the approved indications;

●    the cost of treatment in relation to alternative treatments;

●    the availability of adequate reimbursement and pricing by third parties and government authorities;

●    relative convenience and ease of administration;

●    the prevalence and severity of adverse events;

●    the effectiveness of its sales and marketing efforts; and

●    unfavorable publicity relating to the product.

If any product candidate is approved but does not achieve an adequate level of acceptance by physicians, hospitals, healthcare payors and patients, Viewpoint may not generate sufficient revenue from these products and may not become or remain profitable.

Viewpoint may incur substantial product liability or indemnification claims relating to the use of its product candidates. Viewpoint faces an inherent risk of product liability exposure based on the use of VMT-α-NET, VMT01 and its other product candidates in human clinical trials, or, if obtained, following marketing approval and commercialization. Claims could be brought against Viewpoint if use or misuse of one of its product candidates causes, or merely appears to have caused, personal injury or death. Although Viewpoint has and intends to maintain product liability insurance relating to its clinical trials, its coverage may not be sufficient to cover claims that may be made against Viewpoint and Viewpoint may be unable to maintain such insurance. Any claims against Viewpoint, regardless of their merit, could severely harm Viewpoint’s financial condition, strain its management and other resources or destroy the prospects for commercialization of the product which is the subject of any such claim. Viewpoint is unable to predict if it will be able to obtain or maintain product liability insurance for any products that may be approved for marketing. Additionally, Viewpoint has entered into various agreements where it indemnifies third parties for certain claims relating to the testing and use of its product candidates. These indemnification obligations may require Viewpoint to pay significant sums of money for claims that are covered by these indemnifications.

Viewpoint cannot predict all of the possible harms or side effects that may result from the use of its products and, therefore, the amount of insurance coverage Viewpoint currently holds, or that Viewpoint or its collaborators may obtain, may not be adequate to protect Viewpoint from any claims arising from the use of its products that are beyond the limit of its insurance coverage. If Viewpoint cannot protect against potential liability claims, Viewpoint or its collaborators may find it difficult or impossible to commercialize its products, and Viewpoint may not be able to renew or increase its insurance coverage on reasonable terms, if at all. The marketing, sale and use of its products and its planned future products could lead to the filing of product liability claims against Viewpoint if someone alleges that its products failed to perform as designed. A product liability or professional liability claim could result in substantial damages and be costly and time-consuming for Viewpoint to defend.

Any product liability or professional liability claim brought against Viewpoint, with or without merit, could increase its insurance rates or prevent Viewpoint from securing insurance coverage. Additionally, any product liability lawsuit could damage Viewpoint’s reputation, result in the recall of products, or cause current partners to terminate existing agreements and potential partners to seek other partners, any of which could impact Viewpoint’s results of operations.

If Viewpoint uses biological and hazardous materials in a manner that causes injury, Viewpoint could be liable for damages. Viewpoint’s activities require the controlled use of potentially harmful biological materials, hazardous materials and chemicals and the use of radioactive compounds. Viewpoint cannot eliminate the risk of accidental contamination or injury to employees or third parties from the use, storage, handling or disposal of these materials. In the event of contamination or injury, Viewpoint could be held liable for any resulting damages, and any liability could exceed its resources or any applicable insurance coverage Viewpoint may have. Additionally, Viewpoint is subject on an ongoing basis to federal, state and local laws and regulations governing the use, storage, handling and disposal of these materials and specified waste products. The cost of compliance with these laws and regulations might be significant and could negatively affect its operating results. In the event of an accident or if Viewpoint otherwise fails to comply with applicable regulations, Viewpoint could lose its permits or approvals or be held liable for damages or penalized with fines.

Due to the significant resources required for the development of Viewpoint’s drug candidates, Viewpoint must prioritize development of certain drug candidates and/or certain disease indications and may expend its limited resources on candidates or indications that do not yield a successful product and fail to capitalize on drug candidates or indications that may be more profitable or for which there is a greater likelihood of success. Viewpoint plans to develop a pipeline of drug candidates to treat various tumors and other diseases states where targeted alpha particle therapy can be effective. Due to the significant resources required for the development of drug candidates, Viewpoint must focus its attention and resources on specific diseases and/or indications and decide which drug candidates to pursue and the amount of resources to allocate to each. Viewpoint is currently focusing its resources on the development of its lead product candidates, VMT-α-NET for the treatment of neuroendocrine tumors and VMT01 for the treatment of patients with metastatic melanoma where the MC1R protein is expressed on the surface of the tumor.

Viewpoint’s decisions concerning the allocation of research, development, collaboration, management and financial resources toward particular drug candidates or therapeutic areas may not lead to the development of any viable commercial product and may divert resources away from better opportunities. Similarly, any decision to delay, terminate or collaborate with third parties in respect of certain programs or product candidates may subsequently prove to be suboptimal and could cause Viewpoint to miss valuable opportunities. If Viewpoint makes incorrect determinations regarding the viability or market potential of any of its programs or product candidates or misread trends in the oncology field or biotechnology industry, its business, financial condition and results of operations could be materially adversely affected. As a result, Viewpoint may fail to capitalize on viable commercial products or profitable market opportunities, be required to forego or delay pursuit of opportunities with other product candidates or other diseases and indications that may later prove to have greater commercial potential than those it choose to pursue, or relinquish valuable rights to such product candidates through collaboration, licensing or other royalty arrangements in cases in which it would have been advantageous for Viewpoint to invest additional resources to retain development and commercialization rights.

If Viewpoint fails to attract and retain key management and clinical development personnel, Viewpoint may be unable to successfully develop or commercialize its product candidates. Viewpoint is dependent on its management team and clinical development personnel and its success will depend on their continued service, as well as its ability to attract and retain highly qualified personnel. In particular, the continued development of its senior management team which now includes Johan Spoor, our Chief Executive Officer, Michael K. Schultz, PhD, its co-founder and Chief Scientific Officer, Dr. Frances L. Johnson, its co-founder and Chief Operating Officer, Dr. Markus Puhlmann, its Chief Medical Officer and Amos Hedt, its Chief Business Strategy Officer, is critical to its success. The market for the services of qualified personnel in the biotechnology and pharmaceutical industries are highly competitive. The loss of service of any member of its senior management team or key personnel could prevent, impair or delay the implementation of its business plan, the successful conduct and completion of its planned clinical trials and the commercialization of any product candidates that Viewpoint may successfully develop. Viewpoint does not carry key man insurance for any member of its senior management team.

Viewpoint may use biological materials and may use hazardous materials, and any claims relating to improper handling, storage or disposal of these materials could be time consuming or costly. Viewpoint will use hazardous materials, including chemicals and biological agents and compounds, that could be dangerous to human health and safety or the environment. Viewpoint’s operations also produce hazardous waste products. Federal, state and local laws and regulations govern the use, generation, manufacture, storage, handling and disposal of these materials and wastes. Compliance with applicable environmental laws and regulations may be expensive, and current or future environmental laws and regulations may impair Viewpoint’s product development efforts. In addition, Viewpoint cannot entirely eliminate the risk of accidental injury or contamination from these materials or wastes. Viewpoint does not carry specific biological or hazardous waste insurance coverage and Viewpoint’s property and casualty, and general liability insurance policies specifically exclude coverage for damages and fines arising from biological or hazardous waste exposure or contamination. Accordingly, in the event of contamination or injury, Viewpoint could be held liable for damages or penalized with fines in an amount exceeding its resources, and its clinical trials or regulatory approvals could be suspended.

Although Viewpoint maintains workers’ compensation insurance to cover Viewpoint for costs and expenses it may incur due to injuries to its employees resulting from the use of hazardous materials, this insurance may not provide adequate coverage against potential liabilities. Viewpoint does not maintain insurance for environmental liability or toxic tort claims that may be asserted against Viewpoint in connection with its storage or disposal of biological or hazardous materials.

In addition, Viewpoint may incur substantial costs in order to comply with current or future environmental, health and safety laws and regulations. These current or future laws and regulations may impair Viewpoint’s research, development or production efforts. Failure to comply with these laws and regulations also may result in substantial fines, penalties or other sanctions.

If Viewpoint or its partners are sued for infringing intellectual property rights of third parties, it will be costly and time consuming, and an unfavorable outcome in that litigation would have a material adverse effect on its business. Viewpoint’s success also depends upon its ability and the ability of any of its future collaborators to develop, manufacture, market and sell its product candidates without infringing the proprietary rights of third parties. Numerous United States and foreign issued patents and pending patent applications, which are owned by third parties, exist in the fields in which Viewpoint is developing products, some of which may be directed at claims that overlap with the subject matter of its intellectual property. Because patent applications can take many years to issue, there may be currently pending applications, unknown to Viewpoint, which may later result in issued patents that its product candidates or proprietary technologies may infringe. Similarly, there may be issued patents relevant to its product candidates of which Viewpoint is not aware.

There is a substantial amount of litigation involving patent and other intellectual property rights in the biotechnology and biopharmaceutical industries generally. If a third-party claims that Viewpoint or any of its licensors, suppliers or collaborators infringe the third party’s intellectual property rights, Viewpoint may have to:

●    obtain licenses, which may not be available on commercially reasonable terms, if at all;

●    abandon an infringing product candidate or redesign its products or processes to avoid infringement;

●    pay substantial damages, including the possibility of treble damages and attorneys’ fees, if a court decides that the product or proprietary technology at issue infringes on or violates the third party’s rights;

●    pay substantial royalties, fees and/or grant cross licenses to its technology; and/or

●    defend litigation or administrative proceedings which may be costly whether Viewpoint wins or loses, and which could result in a substantial diversion of its financial and management resources.

Healthcare reform and restrictions on reimbursements may limit Viewpoint’s financial returns. Viewpoint’s ability or the ability of its collaborators to commercialize any of its product candidates that Viewpoint successfully develops may depend, in part, on the extent to which government health administration authorities, private health insurers and other organizations will reimburse consumers for the cost of these products. These third parties are increasingly challenging both the need for and the price of new drug products. Significant uncertainty exists as to the reimbursement status of newly approved therapeutics. Adequate third-party reimbursement may not be available for its product candidates to enable Viewpoint or its collaborators to maintain price levels sufficient to realize an appropriate return on their and Viewpoint’s investments in research and product development.

Changes in healthcare law and implementing regulations, including government restrictions on pricing and reimbursement, as well as healthcare policy and other healthcare payor cost-containment initiatives, may negatively impact Viewpoint’s ability to generate revenues. The potential pricing and reimbursement environment for VMT-α-NET, VMT01 and Viewpoint’s other product candidates and any future products may change in the future and become more challenging due to, among other reasons, policies advanced by the current or any new presidential administration, federal agencies, healthcare legislation passed by Congress, or fiscal challenges faced by all levels of government health administration authorities.

If Viewpoint or any of its independent contractors, consultants, collaborators, manufacturers, vendors or service providers fail to comply with healthcare laws and regulations, Viewpoint or they could be subject to enforcement actions, which could result in penalties and affect its ability to develop, market and sell its product candidates and may harm Viewpoint’s reputation. If and when Viewpoint starts selling its products, Viewpoint will be subject to federal, state, and foreign healthcare laws and regulations pertaining to fraud and abuse and patients’ rights. These laws and regulations include:

●    the U.S. federal healthcare program anti-kickback law, which prohibits, among other things, persons and entities from soliciting, receiving or providing remuneration, directly or indirectly, to induce either the referral of an individual for a healthcare item or service, or the purchasing or ordering of an item or service, for which payment may be made under a federal healthcare program such as Medicare or Medicaid;

●    the U.S. federal false claims and civil monetary penalties laws, which prohibit, among other things, individuals or entities from knowingly presenting or causing to be presented, claims for payment by government funded programs such as Medicare or Medicaid that are false or fraudulent, and which may apply to Viewpoint by virtue of statements and representations made to customers or third parties;

●    the U.S. federal Health Insurance Portability and Accountability Act (“HIPAA”), which prohibits, among other things, executing a scheme to defraud healthcare programs;

●    HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act, or HITECH, imposes requirements relating to the privacy, security, and transmission of individually identifiable health information, and requires notification to affected individuals and regulatory authorities of certain breaches of security of individually identifiable health information;

●    the federal Physician Payment Sunshine Act, which requires certain manufacturers of drugs, devices, biologics and medical supplies to report annually to the Centers for Medicare & Medicaid Services, or CMS, information related to payments and other transfers of value to physicians, other healthcare providers and teaching hospitals, and ownership and investment interests held by physicians and other healthcare providers and their immediate family members, which is published in a searchable form on an annual basis; and

●    state laws comparable to each of the above federal laws, such as, for example, anti-kickback and false claims laws that may be broader in scope and also apply to commercial insurers and other non-federal payors, requirements for mandatory corporate regulatory compliance programs, and laws relating to patient data privacy and security.

If Viewpoint’s operations are found to be in violation of any such health care laws and regulations, Viewpoint may be subject to penalties, including administrative, civil and criminal penalties, monetary damages, disgorgement, imprisonment, the curtailment or restructuring of its operations, loss of eligibility to obtain approvals from the FDA, or exclusion from participation in government contracting, healthcare reimbursement or other government programs, including Medicare and Medicaid, any of which could adversely affect its financial results. Although effective compliance programs can mitigate the risk of investigation and prosecution for violations of these laws, these risks cannot be entirely eliminated. Any action against Viewpoint for an alleged or suspected violation could cause Viewpoint to incur significant legal expenses and could divert its management’s attention from the operation of its business, even if its defense is successful. In addition, achieving and sustaining compliance with applicable laws and regulations may be costly to Viewpoint in terms of money, time and resources.

Viewpoint is subject to U.S. and foreign anti-corruption and anti-money laundering laws with respect to its operations and non-compliance with such laws can subject Viewpoint to criminal and/or civil liability and harm its business. Viewpoint is subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the FCPA, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, the USA PATRIOT Act, and possibly other state and national anti-bribery and anti-money laundering laws in countries in which Viewpoint conducts activities. Anti- corruption laws are interpreted broadly and prohibit companies and their employees, agents, third-party intermediaries, joint venture partners and collaborators from authorizing, promising, offering, or providing, directly or indirectly, improper payments or benefits to recipients in the public or private sector. Viewpoint engages third-party investigators, CROs, and other consultants to design and perform preclinical studies of its drug candidates and will do the same for any clinical trials. Also, once a drug candidate has been approved and commercialized, Viewpoint may engage third-party intermediaries to promote and sell its products abroad and/or to obtain necessary permits, licenses, and other regulatory approvals. Viewpoint or its third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities. Viewpoint will be held liable for the corrupt or other illegal activities of these third-party intermediaries, its employees, representatives, contractors, collaborators, partners, and agents, even if it does not explicitly authorize or have actual knowledge of such activities.

Noncompliance with anti-corruption and anti-money laundering laws could subject Viewpoint to whistleblower complaints, investigations, sanctions, settlements, prosecution, other enforcement actions, disgorgement of profits, significant fines, damages, other civil and criminal penalties or injunctions, suspension and/or debarment from contracting with certain persons, the loss of export privileges, reputational harm, adverse media coverage, and other collateral consequences. If any subpoenas, investigations, or other enforcement actions are launched, or governmental or other sanctions are imposed, or if Viewpoint does not prevail in any possible civil or criminal litigation, Viewpoint’s business, results of operations and financial condition could be materially harmed. In addition, responding to any action will likely result in a materially significant diversion of management's attention and resources and significant defense and compliance costs and other professional fees. In certain cases, enforcement authorities may even cause Viewpoint to appoint an independent compliance monitor which can result in added costs and administrative burdens.

Significant disruptions of information technology systems or breaches of data security could materially adversely affect Viewpoint’s business, results of operations and financial condition. Viewpoint collects and maintains information in digital form that is necessary to conduct its business, and Viewpoint is increasingly dependent on information technology systems and infrastructure to operate its business. In the ordinary course of its business, Viewpoint collects, stores and transmits large amounts of confidential information, including intellectual property, proprietary business information and personal information. It is critical that Viewpoint does so in a secure manner to maintain the confidentiality and integrity of such confidential information. Viewpoint has established physical, electronic and organizational measures to safeguard and secure its systems to prevent a data compromise, and rely on commercially available systems, software, tools, and monitoring to provide security for its information technology systems and the processing, transmission and storage of digital information. Viewpoint has also outsourced elements of its information technology infrastructure, and as a result a number of third-party vendors may or could have access to its confidential information. Viewpoint’s internal information technology systems and infrastructure, and those of its current and any future collaborators, contractors and consultants and other third parties on which Viewpoint relies, are vulnerable to damage from computer viruses, malware, natural disasters, terrorism, war, telecommunication and electrical failures, cyber- attacks or cyber-intrusions over the Internet, attachments to emails, persons inside its organization, or persons with access to systems inside its organization.

The risk of a security breach or disruption, particularly through cyber-attacks or cyber-intrusion, including by computer hackers, foreign governments and cyber-terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. In addition, the prevalent use of mobile devices that access confidential information increases the risk of data security breaches, which could lead to the loss of confidential information or other intellectual property. The costs to Viewpoint to mitigate network security problems, bugs, viruses, worms, malicious software programs and security vulnerabilities could be significant, and while Viewpoint has implemented security measures to protect its data security and information technology systems, its efforts to address these problems may not be successful, and these problems could result in unexpected interruptions, delays, cessation of service and other harm to its business and its competitive position. If such an event were to occur and cause interruptions in its operations, it could result in a material disruption of its product development programs. For example, the loss of clinical trial data from completed or ongoing or planned clinical trials could result in delays in its regulatory approval efforts and significantly increase its costs to recover or reproduce the data. Moreover, if a computer security breach affects its systems or results in the unauthorized release of personally identifiable information, its reputation could be materially damaged.

In addition, such a breach may require notification to governmental agencies, the media or individuals pursuant to various federal and state privacy and security laws, if applicable, including the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Clinical Health Act of 2009, and its implementing rules and regulations, as well as regulations promulgated by the Federal Trade Commission and state breach notification laws.

Under the EU regulation and notably the General Data Protection Regulation, or GDPR, No. 2016/679, which entered into force on May 25, 2018 and is applicable to personal data that Viewpoint processes in relation to its presence in the EU, the offering of products or services to individuals in the EU or the monitoring of the behavior of individuals in the EU, Viewpoint has also a legal responsibility to report personal data breaches to the competent supervisory authority. The EU data protection regulation includes a broad definition and a short deadline for the notification of personal data breaches, which may be difficult to implement in practice and requires that Viewpoint implement robust internal processes. Under this regulation, Viewpoint has to report personal data breaches to the competent supervisory authority within 72 hours of the time it become aware of a breach "unless the personal data breach is unlikely to result in a risk to the right and freedoms of natural persons" (Article 33 of the GDPR). In addition, the GDPR requires that Viewpoint communicate the breach to the Data Subject if the breach is "likely to result in a high risk to the rights and freedoms of natural persons" (Article 34 of the GDPR). In order to fulfil these requirements, Viewpoint has to implement specific internal processes to be followed in case of a personal data breach, which will allow Viewpoint to (a) contain and recover the breach, (b) assess the risk to the data subjects, (c) notify, and possibly communicate the breach to the data subjects, (d) investigate and respond to the breach. The performance of these processes implies substantial costs in resources and time.

Moreover, as Viewpoint may rely on third parties that will also process as processor the data for which Viewpoint is a data controller—for example, in the context of the manufacturing of its drug candidates or for the conduct of clinical trials, Viewpoint must contractually ensure that strict security measures, as well as appropriate obligations including an obligation to report in due delay any security incident are implemented, in order to allow Viewpoint fulfilling its own regulatory requirements.

Viewpoint would also be exposed to a risk of loss or litigation and potential liability for any security breach on personal data for which Viewpoint is data controller. The costs of above-mentioned processes together with legal penalties, possible compensation for damages and any resulting lawsuits arising from a breach may be extensive and may have a negative impact on reputation and materially adversely affect Viewpoint’s business, results of operations and financial condition.

Viewpoint’s employees and independent contractors, including principal investigators, consultants, commercial collaborators, service providers and other vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could have an adverse effect on Viewpoint’s results of operations. Viewpoint is exposed to the risk that its employees and independent contractors, including principal investigators, consultants, any future commercial collaborators, service providers and other vendors may engage in misconduct or other illegal activity. Misconduct by these parties could include intentional, reckless and/or negligent conduct or other unauthorized activities that violate the laws and regulations of the FDA, EMA and other similar regulatory bodies, including those laws that require the reporting of true, complete and accurate information to such regulatory bodies; manufacturing standards; healthcare fraud and abuse, data privacy laws and other similar laws; or laws that require the true, complete and accurate reporting of financial information or data. Activities subject to these laws also involve the improper use or misrepresentation of information obtained in the course of clinical trials, the creation of fraudulent data in Viewpoint’s preclinical studies or clinical trials, or illegal misappropriation of product, which could result in regulatory sanctions and cause serious harm to Viewpoint’s reputation. It is not always possible to identify and deter misconduct by employees and other third parties, and the precautions Viewpoints takes to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting Viewpoint from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. In addition, Viewpoint is subject to the risk that a person or government could allege such fraud or other misconduct, even if none occurred. If any such actions are instituted against Viewpoint, and Viewpoint is not successful in defending themselves or asserting their rights, those actions could have a significant impact on its business and financial results, including, without limitation, the imposition of significant civil, criminal and administrative penalties, damages, monetary fines, disgorgements, possible exclusion from participation in governmental healthcare programs, individual imprisonment, other sanctions, contractual damages, reputational harm, diminished profits and future earnings and curtailment of its operations, any of which could adversely affect its ability to operate its business and its results of operations.

Viewpoint’s ability to compete may decline if Viewpoint does not adequately protect its proprietary rights. Viewpoint’s success depends on obtaining and maintaining proprietary rights to its drug candidates for the treatment of age-related diseases, as well as successfully defending these rights against third-party challenges. Viewpoint will only be able to protect its drug candidates, and their uses from unauthorized use by third parties to the extent that valid and enforceable patents, or effectively protected trade secrets, cover them. Viewpoint’s ability to obtain patent protection for its drug candidates is uncertain due to a number of factors, including:

●	it may not have been the first to make the inventions covered by pending patent applications or issued patent

●	it may not have been the first to file patent applications for its drug candidates or the compositions it developed or for their uses;

●	others may independently develop identical, similar or alternative products or compositions and uses thereof;

●	its disclosures in patent applications may not be sufficient to meet the statutory requirements for patentability;

●	any or all of its pending patent applications may not result in issued patents;

●	it may not seek or obtain patent protection in countries that may eventually provide Viewpoint a significant business opportunity;

●	any patents issued to Viewpoint may not provide a basis for commercially viable products, may not provide any competitive advantages, or may be successfully challenged by third parties;

●	its compositions and methods may not be patentable;

●	others may design around its patent claims to produce competitive products which fall outside of the scope of its patents;

●	others may identify prior art or other bases which could invalidate its patents.

Even if Viewpoint has or obtains patents covering its drug candidates or compositions, Viewpoint may still be barred from making, using and selling its drug candidates or technologies because of the patent rights of others. Others may have filed, and in the future may file, patent applications covering compositions or products that are similar or identical to Viewpoint’s. There are many issued U.S. and foreign patents relating to chemical compounds and therapeutic products, and some of these relate to compounds Viewpoint intends to commercialize. These could materially affect Viewpoint’s ability to develop its drug candidates or sell its products if approved. Because patent applications can take many years to issue, there may be currently pending applications unknown to Viewpoint that may later result in issued patents that its drug candidates or compositions may infringe. These patent applications may have priority over patent applications filed by Viewpoint.

Obtaining and maintaining a patent portfolio entails significant expense and resources. Part of the expense includes periodic maintenance fees, renewal fees, annuity fees, various other governmental fees on patents and/or applications due in several stages over the lifetime of patents and/or applications, as well as the cost associated with complying with numerous procedural provisions during the patent application process. Viewpoint may or may not choose to pursue or maintain protection for particular inventions. In addition, there are situations in which failure to make certain payments or noncompliance with certain requirements in the patent process can result in abandonment or lapse of a patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. If Viewpoint chooses to forgo patent protection or allow a patent application or patent to lapse purposefully or inadvertently, its competitive position could suffer.

PROPOSAL 1 – THE CERTIFICATE AMENDMENT PROPOSAL

The Certificate Amendment Proposal, if adopted, will allow Isoray to adopt an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares. The proposed amendment to the Company’s Certificate of Incorporation is attached as Annex A to this Proxy Statement.

Completion of the Merger requires the issuance of more shares of Company Common Stock than are authorized under the Company’s current Certificate of Incorporation. As a result, approval of the Certificate Amendment Proposal will be necessary in order to effectuate the Merger. Even if the Merger is not consummated, the Company anticipates it will need additional shares available for its capital raises in the future.

The Board has also determined it is in the best interest of the Company to increase the total number of authorized shares of Common Stock to provide for the issuance of additional shares of Common Stock in connection with various events, including, but not limited to, future capital raises and potential future acquisitions, whether or not the Merger closes. As a result, while approval of the Certificate Amendment Proposal will be necessary in order to effectuate the Merger, approval of the Certificate Amendment Proposal is not conditioned upon the closing of the Merger.

The Amendment will allow the Company to issue additional shares of Common Stock as needed for such events. In the event the Company issues additional shares to new investors, stockholders of the Company will be diluted.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 1. The vote required to approve Proposal 1 is governed by Delaware law and the Company’s bylaws and is an affirmative vote from holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote (which is greater than simply a majority of those shares present in person or by proxy at the Annual Meeting). As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 1.

The Board unanimously recommends that you vote “FOR” Proposal 1 to approve the Certificate Amendment Proposal.

PROPOSAL 2 – THE NYSE AMERICAN PROPOSAL

Isoray intends to issue (subject to customary terms and conditions, including the Closing) shares of Company Common Stock, par value $0.001 per share, in an amount equal to 20% or more of the amount of Company Common Stock issued and outstanding immediately prior to such issuance pursuant to the terms of the Merger Agreement, in an amount necessary to complete the Merger and the other transactions contemplated by the Merger Agreement.

Under NYSE American Rule 713, stockholder approval is required prior to approval of applications to list additional shares when the additional shares will be issued in connection with a transaction involving “the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock” or “the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.”

Furthermore, under NYSE American Rule 713, stockholder approval is also required when the issuance or potential issuance will result in a change of control of the issuer. The expected issuance of shares of Common Stock to be issued in connection with the Merger will result in a change of control.

Financial and other information about Isoray is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, filed on September 28, 2022.

We are seeking stockholder approval in order to comply with NYSE American Rule 713. In the event that this proposal is not approved by our stockholders, the Merger will not be consummated.

Effect of Proposal on Current Stockholders

If the NYSE American Proposal is adopted, and assuming the Certificate Amendment Proposal and the Equity Incentive Plan Amendment Proposal are also approved and the Merger closes, approximately 136,545,112 shares of Common Stock will be issued in connection with the Merger, subject to adjustment as provided in the Merger Agreement. The issuance of such shares would result in significant dilution to our stockholders and would afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of Isoray.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. The vote required to approve Proposal 2 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 2. Additionally, the NYSE American Proposal is conditioned on the approval of the Certificate Amendment Proposal. If the Certificate Amendment Proposal is not approved, the NYSE American Proposal will have no effect, even if approved by our stockholders.

The Board unanimously recommends that you vote “FOR” Proposal 2 to approve the NYSE American Proposal.

PROPOSAL 3 – THE EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

Effective September 27, 2022, the Board, at the recommendation of the Compensation Committee, unanimously adopted, subject to stockholder approval, an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Plan”) approved by the stockholders in December 2021. The proposed amendment to the Plan is attached as Annex C to this Proxy Statement.

Viewpoint has issued more than 25 million options to purchase Viewpoint common stock to its security holders. In connection with the Merger, these options will be converted into options to purchase common stock of the Company, which would exceed the total number of shares available for the grant of awards under the Plan. As a result, approval of the Equity Incentive Plan Amendment will be necessary in order to effectuate the Merger. The amendment to the Plan is conditioned upon the closing of the Merger and shall not be implemented if the Certificate Amendment Proposal and the NYSE American Proposal are not approved and the Merger does not close.

The primary purpose of the Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iii) encouraging ownership of stock in the Company by such individuals, and (iv) linking their compensation to the long-term interests of the Company and its stockholders.

Note that as discussed above, if the Merger does not close and the Equity Incentive Plan Amendment Proposal is approved, the amendment to the Plan will not be adopted.

The following is a summary of the material terms of the Plan. The only change made by the Equity Incentive Plan Amendment is to increase the number of shares available for the grant of awards under the Plan by 30,000,000, for a total of 46,000,000 available shares.

Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our stockholders. We believe that the utilization of stock options has historically been effective over the years in enabling us to attract and retain the talent critical to the Company and would like to expand the use of all types of equity to provide incentives to a greater number of our employees by increasing the number of shares of Common Stock available for such incentives.

The Plan is designed to provide officers, employees, consultants, and directors of the Company and its affiliates with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Plan gives us the flexibility we need to continue to attract and retain highly-qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

The Plan includes a variety of award types that we may grant, including shares of restricted stock, stock appreciation rights (“SARs”), stock options, and restricted stock units (“RSUs”).

If approved by the Company’s stockholders, the amendment to the Plan will authorize an aggregate of 46,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) for the grant of awards under the Plan. With 10,806,200 shares of common stock already granted by awards under the Plan, the total available, if the Equity Incentive Plan Amendment Proposal is approved, will be 35,193,800 shares (however, upon the closing the Merger, options for Viewpoint common stock will be converted into options for Isoray common stock, following which approximately 9,676,688 shares will be available for the grant of awards under the Plan). We believe this authorization will enable us to implement our long-term stock incentive program for the life of the plan.

If the amendment to the Plan is not approved, the Company’s existing Amended and Restated 2020 Equity Incentive Plan will continue in effect, but we may become unable to provide long-term, stock-based incentives to present and future employees, officers, directors and consultants consistent with our current compensation philosophies and objectives, and management believes we will not remain competitive without substantial increase in our salaries.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

The following discussion summarizes the material features of the Plan, as amended, and is qualified in its entirety by reference to the text of the Plan and the amendment.

Summary of Material Features of the Plan

Shares Available for Awards under the Plan

Under the Plan, as amended if the amendment is approved, awards may be made in equity tied to the performance of our common stock. Subject to adjustment as provided by the terms of the Plan, the maximum number of shares with respect to which awards may be granted under the Plan is 46,000,000, of which 10,806,200 have already been granted.

Shares subject to an award under the Plan but which terminate, expire unexercised or are settled for cash, or are forfeited or cancelled without delivery of the shares, remain available for awards under the Plan. Shares of common stock issued under the Plan may be either newly issued shares or shares which have been reacquired by the Company.

To the extent any shares covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued upon the exercise.

Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the Plan, unless stockholder approval is required for such Substitute Awards.

With certain limitations, awards made under the Plan may be adjusted by the committee of the Board administering the Plan (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Amended 2020 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares) occurs, the share limitations and all outstanding awards will automatically be adjusted equitably to reflect the event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable.

Eligibility and Administration

Current and prospective officers and employees, and directors of, and consultants to, the Company or its affiliates are eligible to be granted awards under the Plan. As of October 20, 2022, approximately 67 individuals would be eligible to participate in the Plan. However, the Company has not at the present time determined who will receive the shares that will be authorized for issuance under the Plan or how they will be allocated.

The Committee will administer the Plan, except with respect to awards to non-employee directors, for which the Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of Section 162(m) and the related regulations promulgated under the Code.

The Board has determined that the Compensation Committee act as the Committee. Subject to the terms of the Plan, the Committee has full and exclusive power within the limitations set forth in the Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the Plan; interpreting and otherwise construing the Plan; and making all other determinations that may be necessary or desirable for the administration of the Plan.

The Committee may determine the type and terms and conditions of awards under the Amended 2020 Plan, which the Committee will set forth in an award agreement delivered to each participant. The Committee may grant awards in a combination of incentive and non-qualified stock options, SARs or restricted stock.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Independent directors may only receive non-qualified stock options.

The Committee is also authorized to grant stock appreciation rights (“SARs”), either with or without a related option. A SAR is the right to receive a cash payment or payment in the form of shares of common stock of the difference between the share price on the date of grant and the share price on the date of exercise.

The Committee may specify the terms of such grants subject to the terms of the Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. Fair market value for purposes of the Plan means the closing price of our common stock as reported on the NYSE American on the date in question, or if our common stock was not traded on that date, then on the day before that date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 409A of the Code, if it cannot be determined in the manner described above.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) in cash or by certified or bank check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.

Payment of the option price may be made in such other method as the Committee approves, including withholding shares of common stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.

Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.

Restricted Shares

The Committee is authorized to grant restricted shares of common stock. A restricted stock award is a grant of common stock, subject to risk of forfeiture, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Restricted Stock Units

The Committee is authorized to grant hypothetical common stock units, known as Restricted Stock Units (“RSUs”), having a value equal to the fair market value of an identical number of shares of common stock. An RSU is subject to risk of forfeiture, and is granted to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. RSU awards may be granted only in whole shares of hypothetical common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. A participant granted an RSU has no right to vote shares. At the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends paid by the Company in respect to one share of common stock. None of the RSUs may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Non-Employee Director Awards

Non-employee directors are eligible to receive awards pursuant to the terms of the Plan, including options, SARs and restricted shares, upon such terms as the Committee may determine.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service with the Company or its affiliates, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards and restricted stock units, other than awards and units subject to performance-based vesting conditions, shall be fully earned and vested immediately.

Termination of Employment

The Committee will determine the terms and conditions that apply to any award or unit upon the termination of employment or services, as applicable, with the Company and its affiliates, and provide such terms in the applicable award agreement or unit agreement or in its rules or regulations. In general, unless otherwise provided in an award agreement or unit agreement or in a participant’s employment or service agreement, options may be exercised for three months following termination of employment or termination of services, as applicable, or twelve months in the event of death or disability.

Change in Control

Subject to terms of employment agreements in force with various employees from time to time, in the event of a change in control (as defined in the Plan), all options and SARs become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or RSUs. The Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR exercise price in the case of a SAR) that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include, without limitation, termination for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the business or reputation of the Company and/or its affiliates. Awards are also subject to recovery under applicable clawback policies.

Amendment and Termination

The Board may, at any time, amend or terminate the Plan or any award granted under the plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the Plan to materially increase the original number of securities that may be issued under the plan (other than as provided in the plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the plan, without approval of stockholders to the extent stockholder approval is required by applicable law. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Other Terms of Awards.

The Company may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations. Except as permitted by the applicable award agreement, awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

Effective Date and Duration of Plan

The Plan will terminate automatically on the 10-year anniversary of the effective date of the Plan, after which no further awards may be granted, meaning December 7, 2031. At any earlier time, the Board may terminate the plan. However, any termination of the plan will not affect outstanding awards.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards granted under the Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options, non-qualified stock options, SARs, RSUs, or restricted share awards are made under the Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR, an RSU, or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising a stock option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. In the case of a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time the restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant in which case the participant will recognize ordinary income equal to the fair market value of the restricted stock as of the time of grant as determined without regard to the vesting restrictions. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

The Company must withhold amounts from participants to satisfy income and payroll (i.e. FICA and FUTA) tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

If a change in control occurs, outstanding unvested awards under the Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude a deduction by the Company.

The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Interest of Certain Persons

Each of our directors and executive officers is each eligible to participate in the Plan.

Information About Securities Previously Authorized for Issuance

The following table provides certain information with respect to all of the Company’s equity compensation plans as of October 11, 2022.

Plan Category	Number of securities to be issued on exercise of outstanding options, warrants, and rights (a)	Weighted- average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation Plans (excluding securities in columns (a) and (b)
Equity compensation plans approved by security holders	10,439,200	$0.53	8,022,675
Equity compensation plans not approved by security holders	367,000	$1.39	-

Total	10,806,200	$0.56	8,022,675

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 3.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan.

PROPOSAL 4 – THE ELECTION PROPOSAL

Nominees

Our Board currently consists of four members. The Board oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers, and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2023 Annual Meeting: Michael W. McCormick, Lori A. Woods, Philip J. Vitale, M.D., and Alan Hoffmann. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director, or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Note that as discussed above, if the Merger closes, all but one of the directors elected pursuant to Proposal 4 will resign and new directors will be appointed effective at the Effective Time.

Directors

Set forth below is certain information as of October 20, 2022 regarding our current directors that have been nominated for re-election, including biographical information.

Ms. Woods took office on June 4, 2018, Dr. Vitale took office in January 2014, Mr. McCormick took office in June 2015, and Mr. Hoffmann took office in January 2016.

Name	Age	Position Held	Term
Michael W. McCormick	59	Chairman, Director	Annual
Lori A. Woods	60	Chief Executive Officer, Director	Annual
Philip J. Vitale	76	Director	Annual
Alan Hoffmann	61	Director	Annual

Each member of the Board serves a one-year term and is subject to reelection at the Company’s Annual Meeting of Stockholders held each year.

Michael McCormick – Mr. McCormick has been a Director of the Company since June 2015 and brings over 25 years of senior executive positions in global management, sales, and marketing to the Company. He was appointed Chairman of the Board effective as of June 4, 2018. He serves as a founder and partner of GO Intellectual Capital, which offers marketing services with a focus on the medical and aviation industries, as well as financial services. Previous to his service with GO, Mr. McCormick served as Executive Vice President of Global Sales and Marketing for Columbia Sportswear from 2006-2012, where his team successfully launched several new patented technologies, including Omni-Heat® Reflective and Omni-Freeze® Zero. During Mr. McCormick’s tenure, Columbia built an intellectual property portfolio with over 200 patents. Mr. McCormick started his career with Nike, working in several senior management roles and ultimately becoming the Director of National Sales, U.S., prior to his departure in 1999. He also served as Chief Marketing Officer of Golf Galaxy from 2003-2006 and Executive Vice President of Global Sales and Marketing of Callaway Golf from 2000-2003. Mr. McCormick brings over 26 years of marketing experience in a diverse group of industries to his service on the Company’s Board.

Lori Woods – Ms. Woods has been a Director of the Company since June 4, 2018 and brings more than 30 years of experience in the healthcare industry and is particularly well-known and respected in the brachytherapy community. Ms. Woods returned to the Company after previously serving as Vice President from 2006 to February 2008, at which time she was appointed Acting Chief Operating Officer before her appointment to Chief Operating Officer in February 2009, a position she held until January 2010. Beginning in February 2016, and continuing until her appointment as Interim CEO on June 4, 2018, Ms. Woods served as a senior consultant to the Company. Ms. Woods was appointed CEO of the Company on December 12, 2018. From February 16, 2016 to June 3, 2018, Ms. Woods was a founder of Medvio, LLC, a medical device consulting company focused on the urology and oncology space. During her time at Medvio she worked with large public and international medical device companies, supporting the approval process and distribution of products in diverse international markets. Further, she worked with various partners to develop proprietary technologies for the colorectal and liver treatment markets. Previously, from January 2002 to July 2006, Ms. Woods served as Chief Executive Officer of Pro-Qura, Inc., a privately-owned cancer treatment management company focused on the quality delivery of brachytherapy treatments for prostate cancer. She has also served as the Director of Business Development for the Tumor Institute Radiation Oncology Group and the Seattle Prostate Institute (SPI) in Seattle, WA. SPI was an early innovator in prostate brachytherapy treatments and assisted in the training of more than 2,000 physicians in the use of prostate brachytherapy. Ms. Woods served as a board member of the Northwest division of the Juvenile Diabetes Research Foundation, focusing on their digital awareness programs, including their website and SEO strategy, and their public relations efforts. Ms. Woods earned a Bachelor of Science degree in Business Administration – Marketing and Communications from Loma Linda University, CA. Ms. Woods brings to the Board extensive experience and credibility in the brachytherapy industry and strong relationships with suppliers and distributors of brachytherapy products.

Philip Vitale, MD – Dr. Vitale has been a Director of the Company since 2014 and is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for 9 years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He was a staff urologist at Albuquerque VA Medical Center from 2005 until his retirement in November 2014. He served as Chief of the Urology section from 2008 to November 2013. Dr. Vitale was also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Prior to his retirement, Dr. Vitale’s clinical trials included: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/IMRT versus conventionally fractionated 3d-crt/IMRT in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a B.A. in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

Alan Hoffmann – Mr. Hoffmann has been a Director of the Company since January 2016. He is the owner of Alan Hoffmann, CPA, PC, a certified public accounting firm he founded in 1996. The firm performs reviews of private companies. In addition, Mr. Hoffmann currently serves as CFO for Cognitive Research Corporation, a privately-held, full-service contract research organization that specializes in central nervous system product development for pharmaceutical, nutraceutical, biotechnology and medical device companies. In 2011, he served as CFO for an international manufacturing company, Kinematics Manufacturing, Inc. His prior employment included Price Waterhouse from 1985-1989, and local firms in Arizona from 1989 to 1996, where he held multiple positions including Senior Tax Analyst, and Tax Manager. After receiving his undergraduate accounting degree with honors from the University of Wisconsin-Milwaukee in 1985, he became a Certified Public Accountant in 1989. He also served in the United States Marine Corps and was honorably discharged in 1985. He brings over 35 years of public accounting experience to the Company and the Board. Mr. Hoffmann brings to the Board his experience as a public accountant and understanding of oversight and review of financial statements prepared by the Chief Financial Officer.

Board Leadership Structure

The Board has the flexibility to decide when the positions of Chairman and CEO should be combined or separated and whether an executive or an independent director should be Chairman. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our stockholders at any particular time. On June 4, 2018, the Board separated the positions of Chairman and CEO, and appointed Michael McCormick as Chairman of the Board. The Board’s key duties include oversight of strategy, risk management, and legal and regulatory compliance as well as CEO succession planning. In each of these areas, the Board determined that at this time having separate roles of Chairman and CEO is the optimal Board leadership structure for the Company.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Company’s Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company’s risk management.

Board Committees and Meetings

During the fiscal year ended June 30, 2022, the Board held 12 regularly scheduled and special meetings and took action by written consent 3 times. The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, a Compensation Committee, a Nominations and Corporate Governance Committee, and a Special Litigation Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company’s financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company’s compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Committee’s Charter was revised and approved by the Board as of November 2, 2016, and was attached as Appendix A to the Proxy Statement for the Annual Meeting held in December 2016, and is available at https://Isoray.com/investors/audit-committee/. The current members of the Audit Committee are Mr. Hoffmann (Chairman), Dr. Vitale, and Mr. McCormick. The Board has determined that Mr. Hoffmann is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Committee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee is “independent” as independence is defined in Section 121(A) of the listing standards of the NYSE American and Rule 10A-3 under the Exchange Act.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman), Mr. McCormick, and Mr. Hoffmann, each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in March 2014, and is available at https://Isoray.com/investors/compensation-committee-charter/. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer and all its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company’s equity incentive plans, determines the number of awards to be awarded, and the time, manner of exercise, vesting and other terms of the awards. The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees (other than herself). Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers.

As part of our pay philosophy, our executive compensation program is designed to attract, motivate, and retain our executives in an increasingly competitive market. To this end, during fiscal 2022 we evaluated industry-specific and general market compensation practices and trends to ensure that our program features and NEO pay opportunities remain appropriately competitive. When determining salaries, target bonus opportunities and long-term incentive grants for NEOs, the Committee considers the performance of the Company and the individual, the nature of an individual's role within the Company, experience in the officer's current role, as well as input from its independent compensation consultant, among other variables.

In fiscal 2022, to facilitate its review and determination of executive compensation, the Committee engaged Pearl Meyer to conduct a comprehensive competitive review of our executive compensation program. In connection with this review and in consultation with Pearl Meyer and senior management of the Company, Pearl Meyer identified a peer group comprised of healthcare equipment, pharmaceutical and biotechnology companies roughly similar to the Company in revenue size or market capitalization, and focused on cancer treatments to the extent possible; the peer group consists of the 16 companies listed below:

AVEO Pharmaceuticals, Inc.	Fortress Biotech, Inc.	Pieris Pharmaceuticals, Inc.
Capricor Therapeutics, Inc.	G1 Therapeutics, Inc.	Plus Therapeutics, Inc.
Celldex Therapeutics Inc.	Idera Pharmaceuticals, Inc.	Sunesis Pharmaceuticals, Inc.
Curis, Inc.	Infinity Pharmaceuticals, Inc.	TRACON Pharmaceuticals, Inc.
Cyclacel Pharmaceuticals, Inc.	Northwest Biotherapeutics, Inc.	UroGen Pharma LTD
Epizyme Inc.	Onconova Therapeutics, Inc.	ViewRay, Inc.
Y-mAbs Therapeutics, Inc.

The median (50th percentile) revenue size of the peer group was approximately $11 million, while the median market capitalization was $86 million; Isoray's revenue and market capitalization were roughly at the 50th and 23rd percentiles of the peer group, respectively.

Based on the Pearl Meyer data and performance metrics, the Compensation Committee in this post-COVID environment returned to the compensation strategy. The Compensation Committee of the Company increased the annual base salary for Lori Woods, our Chief Executive Officer and Director, to $504,000 (14.59% increase), for William Cavanagh, Chief Research and Development Officer, to $341,000 (13.67% increase) and for Jennifer Streeter, our Chief Operating Officer and Vice President of Human Resources, to $360,000 (6.56% increase), effective July 1, 2022.

Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have each been determined to be “independent” as defined by applicable SEC rules and NYSE American listing standards. Mr. McCormick (Chairman), Dr. Vitale, and Mr. Hoffmann currently serve on the Nominations and Corporate Governance Committee. The Committee’s charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in February 2015 and is available at https://Isoray.com/investors/nominations-and-corporate-governance-committee/. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of stockholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts.

Special Litigation Committee. The Special Litigation Committee was established by the Board on September 17, 2017, and consists of Mr. Hoffmann (Chairman) and Mr. McCormick, each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. The Audit, Compensation, and Nominations Committees charters are posted on the Company’s website, www.Isoray.com.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company’s fiscal year ended June 30, 2022.

The following table summarizes the membership of the Board and each of its committees as of the date of this Proxy Statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2022.

	Board	Audit	Compensation	Nominations	Litigation
Michael McCormick	Chair	Member	Member	Chair	Member
Lori A. Woods	Member	N/A	N/A	N/A	N/A
Philip Vitale, M.D.	Member	Member	Chair	Member	N/A
Alan Hoffmann	Member	Chair	Member	Member	Chair
Number of Meetings Held and Consents Taken in Fiscal 2021	15	5	1	0	0

Executive Sessions

Pursuant to the listing standards of the NYSE American, the independent directors are required to meet at least annually in executive sessions. During fiscal 2021, the Board held 5 executive sessions.

Report of the Audit Committee of the Board

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE American listing standards. The Committee operates under a written charter adopted by the Board. Committee members are independent directors Alan Hoffmann (Chair), Philip J. Vitale, M.D., and Michael W. McCormick. Mr. Hoffmann has been determined to be qualified as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; oversee, review, and appraise the audit activities of the Company’s independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met 4 times and acted by consent 1 time during the 2022 fiscal year.

The Company’s independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the auditor’s independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus, payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties and has determined that such amounts were sufficient in fiscal 2022.

With respect to the fiscal year ended June 30, 2022, in addition to its other work, the Committee:

●	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2022 and the year then ended;

●	Discussed with Assure CPA, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

●

Received from Assure CPA, LLC the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm’s independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 for filing with the SEC.

AUDIT COMMITTEE
Alan Hoffmann, Chair
Philip J. Vitale, M.D.
Michael W. McCormick

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Certificate of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from stockholders, provided that such nominations are received by the Company’s Secretary in accordance with the Certificate of Incorporation, the Bylaws, and the date set forth in the prior year’s Proxy Statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider stockholder nominations for the Board when properly submitted in accordance with the Company’s Certificate of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, stockholders and management, as well as those identified by any third-party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by stockholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of stockholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company stockholders and may also engage, if the Committee deems appropriate, a professional search firm. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary.

Vote Required

You may vote either “FOR ALL”, “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 4. The vote with respect to the election of directors is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, an abstention, a withheld vote, or a broker non-vote will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The four persons receiving the highest number of affirmative votes will be elected as directors of the Company.

The Board unanimously recommends that the stockholders vote “FOR ALL” on Proposal 4 to elect Lori A. Woods, Philip J. Vitale, M.D., Michael W. McCormick, and Alan Hoffmann as directors for a one-year term expiring at the Fiscal 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Note that as discussed above, if the Certificate Amendment Proposal, the NYSE American Proposal, and the Equity Incentive Plan Amendment Proposal are approved and the Merger closes, some of the directors elected pursuant to Proposal 4 will resign and new directors will be appointed effective at the Effective Time.

PROPOSAL 5 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of Assure CPA, LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2023, and has directed that such re-appointment be submitted to our stockholders for ratification at the Annual Meeting now that our fiscal 2022 year has ended. Our organizational documents do not require that our stockholders ratify the selection of our independent registered public accounting firm. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Assure CPA, LLC, but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests. Representatives from Assure CPA, LLC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, Assure CPA, LLC (in thousands):

For the Year Ended June 30,
	2022	2021
Audit fees	$80	$67
Audit-related fees	-	-
Tax fees	$14	$11
All other fees	4	$26

Totals	$98	$104

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are from consulting costs created by the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, Assure CPA, LLC. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by Assure CPA, LLC described above were approved by our Audit Committee.

The Company’s principal accountant, Assure CPA, LLC, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 5. The vote required to approve Proposal 5 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 5.

Because your vote on Proposal 5 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 5 to ratify the re-appointment of Assure CPA, LLC as the independent registered public accounting firm of the Company.

PROPOSAL 6 – THE SAY-ON-PAY PROPOSAL

Section 14A of the Exchange Act, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to hold an advisory vote, commonly known as a “say-on-pay” proposal, to approve the compensation of our named executive officers (“NEOs”), as disclosed in this Proxy Statement in accordance with the rules of the SEC, not less frequently than once every three years. As described in further detail in this Proxy Statement, we design our NEO compensation programs to attract, motivate, and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to industry standards for the region in which we operate for base pay, bonuses, and equity awarded to our NEOs based on our performance. In addition, we design our NEO compensation to encourage long-term commitment by our NEOs to the Company.

Please read the “Compensation of Directors and Executive Officers” section of this Proxy Statement, beginning on page 109. That section of the Proxy Statement, which includes our NEO compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our NEOs. The NEOs in the summary compensation table are Lori A. Woods, William Cavanagh, and Jennifer Streeter. The compensation paid to the Company’s NEOs is intended to align their interests with the long-term interests of the Company’s stockholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, bonuses, and equity compensation to encourage long term commitment and team performance. Not all elements of our compensation package may be provided every year, depending on the performance of the Company and the executive officer.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this Proxy Statement.

The Company is providing you the opportunity, as a stockholder, to endorse or not endorse our executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement, is hereby approved.”

As provided in the Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The current frequency of our stockholder advisory votes on executive compensation required by Rule 14a-21(a) is every three years.

The Board believes that the Company’s compensation policies and procedures are strongly aligned with the long-term interests of our stockholders.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 6. The vote required to approve Proposal 6 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 6.

Because your vote on Proposal 6 is advisory, it will not be binding on the Board or the Company. However, the Board and the Compensation Committee will consider the outcome of the advisory vote when making future decisions regarding executive compensation of our named executive officers.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 6 to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.

PROPOSAL 7 – THE ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask stockholders to vote upon an adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the Proxy Statement is provided to Company stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies for the adoption of the Certificate Amendment Proposal, the NYSE American Proposal, of the Equity Incentive Plan Amendment Proposal.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn any adjourned session of the Annual Meeting and use the additional time to ensure that any necessary supplement or amendment to the Proxy Statement is provided to Company stockholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the NYSE American Proposal, the Equity Incentive Plan Amendment Proposal, or the Certificate Amendment Proposal to defeat that proposal, we could adjourn the Annual Meeting without a vote to approve the NYSE American Proposal, the Equity Incentive Plan Amendment Proposal, or the Certificate Amendment Proposal and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the NYSE American Proposal, the Equity Incentive Plan Amendment Proposal, or the Certificate Amendment Proposal.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 7. The vote required to approve Proposal 7 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 7.

The Board unanimously recommends that you vote “FOR” Proposal 7 to approve the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s common stock and preferred stock as of September 23, 2022 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of September 23, 2022, the Company had 142,112,766 shares of common stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o Isoray, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options 1	Common Stock Warrants3	Percent of Class2
Lori Woods	1,095,114	662,500	-	1.22%
Alan Hoffmann	64,230	272,500	9,615	0.24%
Michael McCormick	41,230	272,500	9,615	0.23%
Philip Vitale M.D.	130,000	272,500	10,000	0.29%
William Cavanagh III	27,692	936,250	3,846	0.68%
Jonathan Hunt	106,306	691,250	33,653	0.58%
Jennifer Streeter	77,940	668,750	-	0.52%
Mark Austin	54,030	351,750	9,615	0.29%
Directors and Executive Officers as a group	1,606,542	4,128,000	76,344	4.05%

1.	Only includes those common stock options that could be exercised for common stock within 60 days after September 23, 2022.
2.

Percentage ownership is based on 142,112,766 shares of Common Stock outstanding on September 23, 2022. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after September 23, 2022, are deemed outstanding for computing the percentage ownership of the person or group holding such options but are not deemed outstanding for computing the percentage ownership of any other person or group.

3.

Purchased pursuant to public offering that closed on October 22, 2020. Each share of common stock purchased included one-half of a warrant. Each whole warrant is exercisable to purchase one share of common stock at an exercise price of $0.57 per share. Each warrant is immediately exercisable and will expire October 22, 2025.

No person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) is known to the Company to be the beneficial owner of more than 5 percent of the Company’s common stock.

Series B Preferred Stock Share Ownership

There is no preferred stock outstanding as of September 22, 2022. Fifty Nine Thousand and Sixty Five shares of Series B preferred stock automatically converted into 59,065 shares of common stock as a result of the October 22, 2020, offering.

SECTION 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the Commission) initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

Delinquent Section 16(a) Reports

We believe that the Company’s executive officers, directors and 10% stockholders timely complied with their filing requirements during the year ended June 30, 2022.

Executive Officers

The executive officers serving the Company as of October 20, 2022, were as follows:

Name	Age	Position Held
Lori Woods1	60	Chief Executive Officer, Director
Jonathan Hunt	55	Chief Financial Officer, Co-Principal Financial Officer
Mark Austin	35	Vice President of Finance and Corporate Controller, Co-Principal Financial and Principal Accounting Officer, Corporate Secretary
William Cavanagh III	56	Chief Research and Development Officer
Jennifer Streeter	53	Chief Operating Officer, Vice President, Human Resources

Company Service History

Ms. Woods took office as Interim Chief Executive Officer on June 4, 2018, and was appointed CEO of the Company on December 12, 2018. Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017, and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Mr. Cavanagh was deemed to be an executive officer by the Board effective October 12, 2010. He was appointed Chief Operating Officer effective March 3, 2016, and Chief Scientific Officer effective August 15, 2016, and served in these positions until February 12, 2019. On February 12, 2019, Mr. Cavanagh was appointed to the position of Chief Research and Development Officer. Ms. Streeter joined the Company in July 2016 as Vice President of Training. In September 2016, she accepted responsibility as Vice President of Human Resources. Effective July 19, 2019, she was appointed Interim Chief Operating Officer and effective June 23, 2020, was appointed Chief Operating Officer. Our Board appoints our officers, and their terms of office are at the discretion of the Board. Ms. Woods, Mr. Hunt, Mr. Cavanagh, and Ms. Streeter have employment agreements.

Professional History

Lori A. Woods – Ms. Woods’ biographical information is incorporated by reference to the “Directors” section in the discussion of Proposal 5.

Jonathan Hunt – Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Before joining the Company, Mr. Hunt was Chief Financial Officer at Vivid Learning Systems, an online safety training company, from 2009 to 2018, where he had a central role in its turnaround, including growing revenues and implementing financial policy and process changes that ultimately resulted in the successful sale of the business. Mr. Hunt previously served as Chief Financial Officer of the Company from 2006 to 2009. Prior to that, Mr. Hunt worked at Hypercom Corporation, a global provider of electronic payment solutions and manufacturer of credit card terminals, where he served as Assistant Corporate Controller from 2005 to 2006. Mr. Hunt holds a Bachelor of Science, Accountancy, and a Masters of Accountancy degree from Brigham Young University.

Mark Austin – Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017 and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Prior to joining the Company, Mr. Austin practiced as a Certified Public Accountant with the accounting firm KPMG where he worked from October 2009 to July 2017. At KPMG, Mr. Austin served as a Senior Manager and before that, as a Manager and Senior Associate in Portland, Oregon, where he served as lead for financial statement and internal control audits within the technology industry, including for software and manufacturing companies. While at KPMG, Mr. Austin served as lead manager for a global public company; supervised, coached, and lead teams and team members; and researched technical accounting issues relevant to the technology industry. Mr. Austin holds a Bachelor of Science in Commerce degree in Accounting from Santa Clara University, in Santa Clara, California.

William Cavanagh III – Mr. Cavanagh joined the Company in January 2010 and served as Vice President, Research and Development until March 3, 2016, other than serving as interim Chief Executive Officer for the Company from January 7, 2016 to February 14, 2016. He was appointed Chief Operating Officer of the Company effective March 3, 2016 and Chief Scientific Officer effective August 15, 2016 and served in these positions until February 12, 2019. On February 12, 2019, Mr. Cavanagh was appointed to the position of Chief Research and Development Officer. Immediately prior to joining Isoray Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases. He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining Isoray Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy. Mr. Cavanagh began his extensive career in cancer treatment technologies in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy). He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer. Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and attended two years of medical school before beginning his career in research management.

Jennifer Streeter – Mrs. Streeter brings more than 10 years’ experience of progressive growth in the Human Resources field. She joined the Company in July 2016 as Vice President of Training. In September 2016, she accepted responsibility as Vice President of Human Resources. Effective July 19, 2019, she was appointed Interim Chief Operating Officer and on June 23, 2020, was appointed Chief Operating Officer. Prior to joining the Company, Mrs. Streeter was employed by Supershuttle International as the Vice President of Learning Development, where she led a team of training managers providing overall training and organizational development activities. Mrs. Streeter was employed by Supershuttle International from 2010 to 2016. Previously Mrs. Streeter has facilitated both on ground and online courses at the undergraduate and graduate levels for universities including Grand Canyon University, Ottawa University and Western International University. The courses focused on Human Resource and Organizational Development. Mrs. Streeter received her Bachelor’s Degree in Management/Marketing and her Master’s Degree in Leadership Studies from Baker College, in Michigan.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors is acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee.

Summary Compensation Table

				Non-equity
Name and			Option	incentive plan	All other
principal		Salary	awards	compensation	compensation	Total
position	Year	($)	($)[1]	($)	($)	($)
Lori Woods	2022	439,816	279,648	46,180	-	765,644
CEO and Director	2021	353,450	-	17,745	-	371,195
William Cavanagh	2022	299,998	186,432	25,200	-	511,630
CRDO	2021	244,149	-	9,190	-	253,339
Jennifer Streeter	2022	337,834	186,432	28,379	-	552,645
COO and VP of HR	2021	256,672	-	9,677	-	266,349

1.

Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal year 2022. Options awarded vest in four equal annual installments and expire ten years after the date of grant. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options

Employment Agreements

The Company has Employment Agreements with Lori A. Woods, Jonathan Hunt, William Cavanagh III, and Jennifer Streeter (each an “Executive”). The term of each Employment Agreement began on May 24, 2021, and continues until June 30, 2024, subject to successive one-year renewals.

Effective July 1, 2022, the Compensation Committee of the Company increased the annual base salary for Lori Woods, our Chief Executive Officer and Director, to $504,000 (a 14.59% increase over her previous salary), for William Cavanagh, our Chief Research and Development Officer, to $341,000 (a 13.67% increase over his previous salary) and for Jennifer Streeter, our Chief Operating Officer and Vice President of Human Resources, to $360,000 (a 6.56% increase over her previous salary).

Additionally, each Executive is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics to be established by the Compensation Committee. Each Executive is also eligible to participate in and receive stock options under the Company’s Amended and Restated 2020 Equity Incentive Plan.

Each Executive is an “at-will” employee. Either the Executive or the Company may terminate his or her employment with or without cause, for any reason or no reason, and at any time. If an Executive’s employment ends due to expiration of the term or mutual written agreement with the Company, or an Executive resigns or is terminated for cause, the Company will pay his or her accrued but unpaid wages and approved but unreimbursed business expenses. If an Executive is terminated without cause or at-will, the Company will pay his or her accrued but unpaid wages, approved but unreimbursed business expenses, six months’ severance based on his or her then-current base salary, and COBRA premiums for up to six months of coverage. Each Executive is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for one-year following termination of employment.

In the event of a Change of Control (as defined in the Employment Agreements), if an Executive is not retained by the new company, the Company will pay his or her accrued but unpaid wages and approved but unreimbursed business expenses. Additionally, regardless of whether an Executive is retained by the new company, the Company will pay the Executive 12 months’ salary based on his or her then-current base salary in accordance with the Company’s regular payroll practices. Also upon a Change of Control, all of the Executives’ outstanding unvested equity-based awards, at his or her option, will vest and become immediately exercisable and unrestricted

We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year.

For fiscal year 2022, the bonus plan was revised so that the Chief Executive Officer has an opportunity to earn a quarterly bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn a quarterly bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty-five percent (25%) increase in revenue from the prior year’s comparable quarter; one quarter of the bonus will be paid if the Company has a gross margin percentage of fifty percent (50%) or higher in the applicable quarter; and one quarter of the bonus will be paid if the Company has selling, general and administrative expenses as a percentage of revenue that is less than targets set by the Board of Directors for each quarter. Additionally, the Chief Executive Officer has an opportunity to earn an annual bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn an annual bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty-five percent (25%) increase in revenue from the prior fiscal year; one quarter of the bonus will be paid if the Company has a gross margin percentage of fifty percent (50%) or higher in the fiscal year; and one quarter of the bonus will be paid if the Company has selling, general and administrative expenses as a percentage of revenue that is less than targets set by the Board of Directors for the fiscal year.

For fiscal year 2022, twelve and one-half percent (12.5%) of the metrics were achieved for the first and fourth quarters as well as for the full fiscal year. Twenty-Seven and one-half percent (27.5%) of the metrics were achieved for the second quarter and forty percent (40%) of the metrics were achieved for the third quarter resulting in the bonuses set forth below.

NEO	2022 Bonus ($)
Lori Woods – CEO and Director	46,180
William Cavanagh – CRDO	25,200
Jennifer Streeter – COO and VP of HR	28,379

For fiscal year 2023, the bonus plan was revised so that the Chief Executive Officer has an opportunity to earn a quarterly bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn a quarterly bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty percent (20%) increase in revenue from the prior fiscal year; one quarter of the bonus will be paid if the Company has a gross margin percentage of forty-five percent (45%) or higher in the fiscal year; and one quarter of the bonus would be paid in a one-time payout based on Merger and Acquisition (M&A) activity. M&A activity is defined as: the identification of a merger or acquisition target and a signed definitive agreement. Additionally, the Chief Executive Officer has an opportunity to earn an annual bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn an annual bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty percent (20%) increase in revenue from the prior fiscal year; one quarter of the bonus will be paid if the Company has a gross margin percentage of forty-five percent (45%) or higher in the fiscal year; and one quarter of the bonus will be paid in a one-time payout based on M&A activity.

Outstanding Equity Awards at Fiscal Year-End

Option awards

Equity Incentive Plan awards:

	Number of		Number of
	securities		securities
	underlying		underlying
	unexercised		unexercised		Option
	options		options		exercise	Option
	(#)		(#)		price	expiration
Name	exercisable		unexercisable		($)	date
Lori Woods	120,000	[6]	360,000	[6]	0.79	07/01/2031
CEO and Director	125,000	[5]	62,500	[5]	0.61	06/23/2030
	62,500	[4]	-	[4]	0.43	06/18/2029
William Cavanagh	80,000	[6]	240,000	[6]	0.79	07/01/2031
CRDO	112,500	[5]	37,500	[5]	0.61	06/23/2030
	150,000	[5]	-		0.43	06/18/2029
	150,000	[3]	-		0.46	06/13/2028
	225,000	[1]	-		0.605	06/27/2027
	20,000	[2]	-		2.46	06/17/2024
Jennifer Streeter	80,000	[6]	240,000	[6]	0.79	07/01/2031
COO and VP of HR	112,500	[5]	37,500	[5]	0.61	06/23/2030
	150,000	[4]	-		0.43	06/18/2029
	100,000	[3]	-		0.46	06/13/2028
	100,000	[1]	-		0.605	06/27/2027

1.	Represents a June 27, 2017, grant, all of which were exercisable as of June 27, 2020.
2.	Represents a June 17, 2014, grant, all of which were exercisable as of June 17, 2017.
3.

Represents a June 13, 2018, grant, one-fourth of which became exercisable on June 13, 2018, one-fourth of which became exercisable on June 13, 2019, one-fourth of which became exercisable on June 13, 2020, and the final fourth became exercisable on June 13, 2021.

4.

Represents a June 18, 2019, grant, one-fourth of which became exercisable on June 18, 2019, one-fourth of which became exercisable on June 18, 2020, one-fourth of which became exercisable on June 18, 2021, and the final fourth became exercisable on June 18, 2022.

5.

Represents a June 23, 2020, grant, one-fourth of which became exercisable on June 23, 2020, one-fourth of which became exercisable on June 23, 2021, one-fourth of which became exercisable on June 23, 2022, and the final fourth will become exercisable on June 23, 2023.

6.

Represents a July 1, 2021, grant, one-fourth of which became exercisable on July 1, 2021, one-fourth of which became exercisable on July 1, 2022, one-fourth of which will become exercisable on July 1, 2023, and the final fourth will become exercisable on July 1, 2024.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan allows the Company to make contributions at the discretion of management. To date, the Company has not made any contributions to the 401(k) plan. Beginning January 1, 2022, the Company implemented a Company 401(k) match where 50% of the first 4% of the participants contributions will be matched, up to a maximum company match of 2% of eligible compensation. The Company matching contributions will be made during the third fiscal quarter of 2023 for the 401(k) plan year January 1, 2022 to December 31, 2022.

Fiscal Year 2022 Director Compensation

	Fees earned
	or paid in	Option
	cash	awards	Total
Name	($)	($)	($)
Alan Hoffmann	60,000	78,651	138,651
Michael McCormick	60,000	78,651	138,651
Philip Vitale MD	60,000	78,651	138,651

Each non-employee director had stock options to purchase shares of the Company’s common stock outstanding as of June 30, 2022 as follows - Mr. Hoffmann had stock options to purchase 280,000 shares of common stock, Mr. McCormick had stock options to purchase 280,000 shares of common stock, and Dr. Vitale had stock options to purchase 280,000 shares of common stock.

During the fiscal year 2022, the independent directors received $5,000 per month for their service. Employee directors do not receive any compensation for their service on the Board.

Golden Parachute Compensation

Please see the discussion set forth under “Golden Parachute Compensation” on Page 71 above.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all our officers, directors, and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics.

The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to that same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.Isoray.com/about/investors/. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes will be promptly posted on our website at www.Isoray.com or in a Report on Form 8-K, as required by applicable laws.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Certain Relationships and Related Party Transactions

None requiring disclosure under Reg. S-K Item 404.

Review and Approval of Related Party Transactions

The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its stockholders. In addition, the Company’s general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and either the Audit Committee or the Nominations and Corporate Governance Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to either the Audit Committee or the Nominations and Corporate Governance Committee.

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related party are disclosed in our Annual Report.

Director Independence

Using the standards of the NYSE American, the Company’s Board has determined that Mr. Hoffmann, Mr. McCormick, and Dr. Vitale each qualify under such standards as an independent director. Mr. Hoffmann, Mr. McCormick, and Dr. Vitale each meet the NYSE American listing standards for independence both as a director and as a member of both the Audit Committee and the Compensation Committee. No other directors are independent under these standards.

None of our existing directors were disqualified from independent status under the objective standards of the NYSE American other than Ms. Woods, who did not qualify as she is an employee director. In reviewing the subjective criteria of “any relationship that would interfere with the exercise of independent judgment” in carrying out the responsibilities of a director, the Board determined that all directors other than Ms. Woods met this criteria as well.

With respect to Audit Committee independence, the Board determined each member of the Committee qualified as independent for Committee service.

The Company did not consider any other relationship or transaction between itself and these independent directors not already disclosed in this Report in making this independence determination.

Director and Officer Indemnification

Our Certificate of Incorporation provides to directors and officers indemnification to the fullest extent provided by Delaware law, and provide that, to the fullest extent permitted by Delaware law, a director will not be personally liable for monetary damages to us or our stockholders for breach of his or her fiduciary duty as a director. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this Proxy Statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Stockholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Mark Austin, Corporate Secretary

Isoray, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. We screen mail addressed to the Board, its committees, or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to the Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication, inform the stockholder concerning the distribution of that communication, and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the stockholder of any action taken by the Board in reference to the stockholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meetings of stockholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Stockholders are encouraged to interact with the directors at that time. All directors attended the last Annual Meeting of the Company’s stockholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy, and any additional solicitation material that the Company may provide to stockholders. Proxies will be solicited by mail.

The Company has engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Annual Meeting for a base fee of $10,000 plus fees for additional services. We have also agreed to reimburse Alliance for its reasonable out of pocket expenses. Some of our directors, officers, and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

The Company will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward solicitation materials to the beneficial owners of shares of common as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Mark Austin, will serve as the inspector of elections for the Annual Meeting.

Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Stockholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company’s Proxy Statement and form of proxy for the Fiscal 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such Annual Meeting must generally be received at the Company’s executive offices at 350 Hills Street, Suite 106, Richland, Washington 99354 no later than June 27, 2023, in order to be considered timely under SEC rules and not earlier than the close of business on August 9, 2023, and not later than the close of business on September 8, 2023, in order to be considered timely under the advance notice provisions of the Company’s Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder’s name, address, and the number of shares of common stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

Stockholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

●

The name, address and biography of the candidate, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice;

●	The name, address and phone number of the stockholder or group of stockholders making the recommendation; and

●

With respect to common stock beneficially owned by the stockholder or group of stockholders making the recommendation, and to the extent any stockholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2024 Annual Meeting of Stockholders and to be eligible for inclusion in the Company’s proxy materials for that meeting, a director candidate nomination must be received by the Secretary no later than June 27, 2023, in order to be considered timely under SEC rules and not earlier than the close of business on August 9, 2023, and not later than the close of business on September 8, 2023, in order to be considered timely under the advance notice provisions of the Company’s Bylaws.

However, if the date of the Fiscal 2024 Annual Meeting is a date that is more than 30 days before or more than 60 days after the anniversary date of the Fiscal 2023 Annual Meeting, notice by the stockholder of a proposal must be delivered not earlier than the close of business on the 120th day prior to the date of the Fiscal 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the Fiscal 2024 Annual Meeting or, if the first public announcement of the date of the Fiscal 2024 Annual Meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the Fiscal 2024 Annual Meeting is first made by the Company. A public announcement includes disclosure in (i) a document filed by the Company with the SEC, (ii) a mailed notice of the Fiscal 2024 Annual Meeting, and (iii) a press release reported by a national news service. Unless otherwise provided in the Company’s bylaws, a stockholder who wishes to put forth a proposal at the Fiscal 2024 Annual Meeting of Stockholders without including the proposal in the Company’s Proxy Statement must notify the Company of such proposal not earlier than the close of business on August 9, 2023, and not later than the close of business on September 8, 2023. If a stockholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2024 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the Proxy Statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

●

If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202 (Attn: Isoray, Inc. Representative) or calling (800) 962-4284.

●	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Isoray files annual, quarterly, and current reports, proxy statements, and other information with the SEC.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents listed below, and any subsequent filings we make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (excluding any portion of such documents that have been “furnished” but not “filed” for purposes of the Exchange Act) until all offerings under this registration statement are completed or terminated:

●

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (filed September 28, 2022), which contains audited financial statements for our latest fiscal year for which such statements have been filed;

●	Our Current Reports on Form 8-K filed on September 28, 2022 and September 28, 2022;
●

All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act between the date of this Proxy Statement and the earlier of the date of the Annual Meeting or the termination of the Merger Agreement.

Any statement contained herein or made in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

You can obtain any of the filings incorporated by reference into this Proxy Statement through us or from the SEC through the SEC’s website at http://www.sec.gov. We will provide, at no charge, to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the reports and documents referred to above which have been or may be incorporated by reference into this Proxy Statement. Written or telephone requests should be directed to: Isoray, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354, telephone number (509) 375-1202, Attn: Corporate Secretary.

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with different or additional information.

If you have questions about the proposals or if you need additional copies of this Proxy Statement or the proxy card you may contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

877-728-5039 (toll free in the United States)

ISR@AllianceAdviors.com

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Mark Austin, Secretary

ANNEX A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF ISORAY, INC.

[Certificate follows on the next page]

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That by written consent in lieu of a meeting of the Board of Directors of Isoray, Inc. (the “Corporation”), resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring the amendment to be advisable, and calling for consideration of the amendment by the stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended as set forth on Exhibit A hereof.

SECOND: That the stockholders of the Corporation approved the amendment at their fiscal year 2023 Annual Meeting

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this _____ day of __________, 2022.

By:
Lori A. Woods, Chief Executive Officer

Exhibit A

(To Certificate of Amendment)

The Certificate of Incorporation of Isoray, Inc. shall be amended as follows:

ARTICLE 4 shall be amended to increase the total number of shares of all classes of stock which the Corporation shall have authority to issue from Two Hundred Seven Million (207,000,000) to Seven Hundred Fifty Seven Million (757,000,000) and increase the total number of shares of Common Stock, par value one-tenth of one cent ($0.001) per share, the Corporation is authorized to issue from Two Hundred Million (200,000,000) to Seven Hundred Fifty Million (750,000,000).

2

ANNEX B

AGREEMENT AND PLAN OF MERGER

[Agreement follows on the next page]

Execution Version

AGREEMENT AND PLAN OF MERGER

dated

September 27, 2022

by and among

Isoray, Inc., a Delaware corporation

as the Acquirer,

Isoray Acquisition Corp., a Delaware corporation

as Merger Sub,

Viewpoint Molecular Targeting, Inc., a Delaware corporation

as the Target Company, and

Cameron Gray

as the Owners’ Representative

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		2
ARTICLE 2 THE MERGER		17
2.1	The Merger	17
2.2	Effect of the Merger on Capital Stock	18
2.3	Exchange Procedures	19
2.4	Adjustments	20
2.5	Lost Certificates	20
2.6	Treatment of Stock Options and Other Stock-Based Compensation	20
2.7	Tax Treatment	22
2.8	Board of Directors of Acquirer	22
2.9	Officers of Acquirer	23
2.10	Closing; Transaction Effective Time	23
2.11	Closing Deliveries	23
2.12	Taking of Necessary Action; Further Action	25
2.13	Taxes	25
2.14	Legend; Legend Removal	25
ARTICLE 3 REPRESENTATIONS AND WARRANTIES RELATING TO THE TARGET COMPANY		26
3.1	Corporate Existence and Power	26
3.2	Authorization	27
3.3	Approvals and Consents	27
3.4	Non-Contravention	27
3.5	Capitalization	27
3.6	Organizational Documents	28
3.7	Corporate Records	28
3.8	Related Party Transactions	28
3.9	Assumed Names	29
3.10	Subsidiaries	29
3.11	Financial Statements	29
3.12	Books and Records	30
3.13	Absence of Certain Changes	30
3.14	Properties; Title to Assets	30
3.15	Litigation	31
3.16	Contracts	31
3.17	Insurance	33
3.18	Licenses and Permits	34

i

3.19	Compliance with Laws	34
3.20	Intellectual Property; IT Systems	35
3.21	Privacy and Data Security	37
3.22	Suppliers	38
3.23	Employees	39
3.24	Employment Matters	39
3.25	Withholding	41
3.26	Employee Benefits and Compensation	41
3.27	Real Property	43
3.28	Accounts	44
3.29	Tax Matters	45
3.30	Environmental Laws	46
3.31	Nuclear Laws	48
3.32	Healthcare	48
3.33	Finders’ Fees	49
3.34	Powers of Attorney and Suretyships	49
3.35	Certain Business Practices	49
3.36	Money Laundering Laws	50
3.37	OFAC	50
3.38	Not an Investment Company	50
3.39	Information Supplied	50
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE OWNERS		50
4.1	Ownership of Interests; Authority	50
4.2	Approvals and Consents	51
4.3	Non-Contravention	51
4.4	Litigation	52
4.5	Investment Representations	52
4.6	Finders’ Fees	53
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRER AND MERGER SUB		53
5.1	Corporate Existence and Power	53
5.2	Corporate Authorization	53
5.3	Approval and Consents	54
5.4	Non-Contravention	54
5.5	Finders’ Fees	54
5.6	Litigation and Proceedings	54
5.7	Issuance of Shares	54
5.8	Capitalization	55

5.9	Internal Controls; Listing; Financial Statements	56
5.10	Reporting Company	56
5.11	Merger Sub	57
5.12	Undisclosed Liabilities	57
5.13	Acquirer SEC Documents	57
5.14	Fairness Opinion	57
5.15	Undisclosed Liabilities	57
5.16	NYSE American Compliance	58
5.17	Section 16 Statements	58
5.18	Absence of Certain Changes or Events	58
5.19	Compliance; Permits	58
5.20	No Other Representations and Warranties	58
ARTICLE 6 COVENANTS		58
6.1	Target Company’s Conduct of the Business	58
6.2	Acquirer Conduct of Business	61
6.3	Access to Information	61
6.4	Notices of Certain Events by Owners	62
6.5	Annual and Interim Financial Statements; Additional Financial Information	62
6.6	Employees of the Target Company	63
6.7	Restrictive Covenants	63
6.8	Tax Matters	66
6.9	Section 280G Approval	69
6.10	Related Party Transactions	69
6.11	Employee Matters	69
6.12	Notices of Certain Events by Acquirer	70
6.13	Anti-Takeover Statutes	70
ARTICLE 7 ADDITIONAL COVENANTS OF THE PARTIES		71
7.1	Commercially Reasonable Efforts; Further Assurances	71
7.2	Cooperation with Proxy Statement and Other Filings	71
7.3	Stockholder Vote; Recommendation of the Acquirer’s Board of Directors	73
7.4	Acquirer Stockholders’ Meeting	73
7.5	Confidentiality	73
7.6	Form 8-K; Press Releases	74
7.7	Listing	74
7.8	D&O Insurance; Indemnification of Officers and Directors	74
7.9	Exclusivity	75

ARTICLE 8 CONDITIONS TO CLOSING		76
8.1	Condition to the Obligations of the Parties	76
8.2	Conditions to Obligations of the Acquirer	76
8.3	Conditions to Obligations of the Owners	77
8.4	Conditions to Obligations of Target Company	78
ARTICLE 9 INDEMNIFICATION		78
9.1	Indemnification	78
9.2	Procedure	79
9.3	Determination of Losses; Priority of Claims	81
9.4	Tax Treatment of Indemnification Payments	83
9.5	Exclusive Remedies	84
ARTICLE 10 DISPUTE RESOLUTION		84
10.1	Jurisdiction; Waiver of Jury Trial	84
ARTICLE 11 TERMINATION		85
11.1	Termination	85
11.2	Notice of Termination; Effect of Termination	86
ARTICLE 12 MISCELLANEOUS		86
12.1	Notices	86
12.2	Amendments; No Waivers; Remedies	88
12.3	Arm’s length bargaining; no presumption against drafter	88
12.4	Publicity	88
12.5	Expenses	88
12.6	No Assignment or Delegation	88
12.7	Governing Law	89
12.8	Counterparts; facsimile signatures	89
12.9	Entire Agreement	89
12.10	Severability	89
12.11	Construction of certain terms and references; captions	89
12.12	Further Assurances	90
12.13	Third Party Beneficiaries	90
12.14	Owners’ Representative	90
12.15	Specific Performance	92
12.16	Significant Owners’ Releases	92
12.17	Spousal Consent	92

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of September 27, 2022, by and among Isoray, Inc., a Delaware corporation (the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware corporation (the “Target Company”), and Cameron Gray, as the representative of the Owners (as defined herein) (the “Owners’ Representative”).

W I T N E S S E T H:

A.    The Target Company is an alpha-particle radiopharmaceutical company in the alphaemitter market developing oncology therapeutics and complementary imaging agents and has a supply agreement with the United States Department of Energy to obtain the chemical element thorium which it uses to produce a lead product for treatment for a variety of cancers and other indications and has an ongoing clinical trial in Phase 1 and anticipates conducting further clinical trials (the “Business”);

B.    Acquirer is a publicly traded brachytherapy isotope company which uses Cesium131 to treat prostate and numerous other cancerous tumors throughout the body independently or in combination with other treatments such as immunotherapies and has an internal sales force which sells its brachytherapy device to doctors who implant the device in their patients for treatment.

C.    Acquirer has over $50 million in cash and would like to expand its business to use another radioactive element to treat cancers and believes the alphaemitter market is a promising technology with synergies to the Acquirer’s product and has relationships with numerous physicians throughout the United States to whom it believes it can distribute the Target Company’s products.

D.    The Target Company needs capital to complete its medical trials, apply for FDA approvals, and launch the marketing and sale of its proprietary alphaemitter lead-based isotope for treatment of various cancers, in addition to infrastructure including quality and regulatory, finance and operations personnel.

E.    The Parties desire to enter into a merger (the “Merger”) whereby the stockholders of the Target Company receive 49% of the total fully-diluted outstanding capital stock of Acquirer and access to capital to complete the animal and human trials needed to sell its products commercially.

F.    The Merger Sub was formed solely for purposes of consummating the Merger as set forth herein.

G.    At the Closing, upon the terms and subject to the conditions of this Agreement, Merger Sub will merge with and into Target Company, with Target Company continuing as a surviving corporation under the laws of the State of Delaware and as a wholly-owned subsidiary of Acquirer.

H.    The Board of Directors of the Acquirer, having determined that the Merger is fair and advisable to, and in the best interests of Acquirer and its stockholders, has determined to recommend that the stockholders of the Acquirer adopt, authorize and approve this Agreement in accordance with the DGCL and in conjunction therewith intends to amend its Certificate of Incorporation to increase its authorized capital stock to 400,000,000 shares.

1

I.    As a material inducement to the Acquirer to enter into this Agreement and consummate the Closing, the Acquirer and each of the Owners will enter into a Registration Rights and Lock-Up Agreement set forth on Exhibit A, with such Registration Rights and Lock-Up Agreement to each take effect only upon the Closing.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

The following terms, as used herein, have the following meanings:

1.1    “2020 Tax Acts” means The Families First Coronavirus Response Act (Pub. L. 116-127), The Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), and any Law, U.S. executive order or Presidential Memorandum and includes any Treasury Regulations or other official guidance promulgated with respect to the foregoing relating to the deferral of any Tax liabilities (including withholding Taxes), U.S. federal payroll taxes, indebtedness or other amounts or Liabilities for or allocable to any taxable period ending on or prior to the Closing Date the payment of which is deferred, on or prior to the Closing Date, to a taxable period (or portion thereof) beginning after the Closing Date, related to, or in response to the economic or other effects of, COVID-19.

1.2    “2022 Annual Financial Statements” has the meaning set forth in Section 6.5.

1.3    “Acquirer” has the meaning set forth in preamble to this Agreement.

1.4    “Acquirer Common Stock” means the common stock, par value $.001 per share, of Acquirer.

1.5    “Acquirer Designees” has the meaning set forth in Section 2.8.

1.6    “Acquirer Equity Award” means the awards granted pursuant to the Acquirer Plan.

1.7    “Acquirer Financial Statements” means the consolidated financial statements of Acquirer and its subsidiaries included in each of Acquirer’s Annual Reports on Form 10-K for the fiscal years ended June 30, 2021 and June 30, 2020 and Acquirer’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2021, December 31, 2021, and March 31, 2022 and contained in or incorporated by reference into any Acquirer SEC Document filed with the SEC after the date hereof, including in the case of year-end statements the report of the independent auditors thereon and in each case the footnotes thereto.

1.8    “Acquirer Fundamental Representations” has the meaning set forth in Section 9.3(e).

1.9    “Acquirer Indemnitees” has the meaning set forth in Section 9.1(a)(i).

1.10    “Acquirer Material Adverse Effect” means any event, change or effect that prevents or materially delays or materially impairs the ability of the Acquirer (a) to satisfy the conditions precedent to the consummation of the Merger or (b) to perform its obligations under this Agreement, including the obligation to pay the Exchange Shares.

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1.11    “Acquirer Plan” means the Isoray, Inc. 2020 Equity Incentive Plan.

1.12    “Acquirer Preferred Stock” means the preferred stock, par value $.001 per share, of Acquirer.

1.13    “Acquirer Proposals” has the meaning set forth in Section 7.2(b).

1.14    “Acquirer Restricted Stock” has the meaning set forth in Section 2.6(b).

1.15    “Acquirer SEC Documents” has the meaning set forth in Section 5.13(a).

1.16    “Acquirer Stock Option” has the meaning set forth in Section 2.6(a).

1.17    “Acquirer Stockholder Approval” means the approval of the Acquirer Proposals by the affirmative vote by the holders of at least a majority of the outstanding shares of Acquirer Common Stock.

1.18    “Acquirer Stockholders’ Meeting” has the meaning set forth in Section 7.4(a).

1.19    “Acquirer Warrant” has the meaning set forth in Section 2.6(c).

1.20    “Action” means any action, suit, arbitration, litigation, complaint, citation, summons, subpoena, charge, claim, demand, investigation, hearing or proceeding of any nature (in each case, whether civil, criminal, administrative, regulatory or otherwise), whether at law or in equity, including any audit, claim or assessment for Taxes or otherwise.

1.21     “Actual Knowledge of the Owners” means the actual knowledge of Thijs Spoor, Frances Johnson, Michael Schultz, and Amos Hedt.

1.22    “Additional Agreements” means the Registration Rights and Lock-Up Agreement, the Escrow Agreement, and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.

1.23    “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

1.24    “Agreement” has the meaning set forth in the preamble to this Agreement.

1.25    “Alternative Proposal” has the meaning set forth in Section 7.9.

1.26    “Alternative Transaction” has the meaning set forth in Section 7.9.

1.27    “Annual Financial Statements” has the meaning set forth in Section 6.5.

1.28    “Antitrust Laws” has the meaning set forth in Section 7.1(b).

1.29    “Authority” means any governmental, quasi-governmental, regulatory or administrative body, agency, commission or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local, including any national securities exchange or national quotation system.

3

1.30    “Balance Sheet” has the meaning set forth in Section 3.11(a).

1.31    “Balance Sheet Date” has the meaning set forth in Section 3.11(a).

1.32    “Book-Entry Share” has the meaning set forth in Section 2.2(b).

1.33    “Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by a Person or in which a Person’s assets, the business or its transactions are otherwise reflected.

1.34    “Business” has the meaning set forth in the Recitals to this Agreement.

1.35    “Business Day” means any day other than a Saturday, Sunday, or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business.

1.36    “Byproduct Material” means any radioactive material (except Special Nuclear Material) yielded in, or made radioactive by, exposure to the radiation incident to the process of producing or utilizing Special Nuclear Material.

1.37    “Cap” has the meaning set forth in Section 9.3(b).

1.38    “Certificate” has the meaning set forth in Section 2.2(b).

1.39    “Certificate of Incorporation” means the Acquirer’s Certificate of Incorporation dated December 21, 2018, as amended.

1.40    “Certificate of Merger” has the meaning set forth in Section 2.1(b).

1.41    “Change in Control Payments” means all change in control, transaction, retention and similar bonuses or payments, paid or payable by the Target Company to any current or former directors, managers, officers, employees, or other Persons as a result of the Closing or the execution of this Agreement, including any deferred compensation, in each instance, plus the employer portion of any employment Taxes due in connection with any such payments, but excluding, for the avoidance of doubt, severance payments relating to a termination of employment following the Closing.

1.42    “Closing” has the meaning set forth in Section 2.10.

1.43    “Closing Date” has the meaning set forth in Section 2.10.

1.44    “Closing Form 8-K” has the meaning set forth in Section 7.6(b).

1.45    “Closing Press Release” has the meaning set forth in Section 7.6(b).

1.46    “COBRA” means collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.

1.47    “Code” means the Internal Revenue Code of 1986, as amended.

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1.48    “Confidential Information” means any information that one Party discloses, directly or indirectly, to another Party, whether embodied in tangible form or disclosed visually or orally and whether or not designated as “confidential” or “proprietary” or by some similar designation, relating to the prior, current or prospective business of the disclosing Party, including, without limitation, business models, business opportunities, business plans, financial information, market research, marketing plans, pricing and cost data, customers, suppliers, employees, contractors, ideas, improvements, products and product plans, technologies, research activities and results, and any other information that should be reasonably understood by the receiving Party to be the confidential or proprietary information of the disclosing Party. Confidential Information shall not include information (i) that has entered the public domain through no fault of the receiving Party, (ii) rightfully known by the receiving Party without obligation of confidentiality to any third party prior to receipt of same from the disclosing Party, (iii) independently developed by the receiving Party without using or referring to any Confidential Information of the disclosing Party, and (iv) generally made available to the public by the disclosing Party without obligation of confidentiality.

1.49    “Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, Permit, Order, consent or approval to be obtained from, filed with or delivered to, an Authority or other Person.

1.50    “Contracts” means all contracts, agreements, indentures, deeds, notes, bonds, mortgages, leases (including equipment leases, car leases and capital leases), licenses, guarantees, commitments, arrangements, undertakings, client contracts, franchise agreements, sales and purchase orders and similar instruments, oral or written, to which the Target Company is a party or by which any of their respective assets are bound or subject, and all amendments thereto.

1.51    “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing, a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse or lineal descendant who resides in the household of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

1.52    “Convertible Notes” means the convertible notes described on Schedule 1.52.

1.53    “COVID-19” means the infectious disease caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) and commonly known as “COVID-19”, any evolution thereof or related or associated epidemics, pandemics or disease outbreaks.

1.54    “D&O Persons” has the meaning set forth in Section 7.8(a).

1.55    “D&O Tail Policy” has the meaning set forth in Section 7.8(b).

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1.56    “Data Activities” has the meaning set forth in Section 3.21(a).

1.57    “Data Protection Laws” means all Laws worldwide relating to the processing, privacy or security of personal information and all regulations or guidance issued thereunder, including the EU General Data Protection Regulation (EU) 2016/679 and all laws implementing it, HIPAA, the regulations set forth in 42 C.F.R. Part 495 and 45 C.F.R. Parts 160, 164 and 170, the HITECH Act, Section 5 of the Federal Trade Commission Act, the FTC Red Flag Rules, the CAN SPAM Act and associated regulations set forth in 16 C.F.R. Part 316, the Children’s Online Privacy Protection Act, state social security number protection laws, state data breach notification laws, state data privacy laws including the California Consumer Privacy Act, as amended, state data security laws, state consumer protection Laws, PCI-DSS regulatory standards and any law concerning requirements for website and mobile application privacy policies and practices, or any outbound commercial communications (including e-mail marketing, telemarketing and text messaging), tracking and marketing.

1.58    “Deductible” has the meaning set forth in Section 9.3(b).

1.59    “Designees” has the meaning set forth in Section 2.8.

1.60    “DGCL” has the meaning set forth in Section 2.1(a).

1.61    “Direct Claim” has the meaning set forth in Section 9.2(b).

1.62    “Direct Claim Notice” has the meaning set forth in Section 9.2(b).

1.63    “Disclosure Schedules” has the meaning set forth in Article 3.

1.64    “Effective Time” has the meaning set forth in Section 2.1(b).

1.65    “Environmental Claim” means any threatened or noticed Action by any Person alleging Liability, including Liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damage, personal injury, medical monitoring, penalties, contribution, indemnification and injunctive relief, arising out of, based on or resulting from (a) the presence of, Release of, or exposure to any Hazardous Materials on or prior to the Closing Date, or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit on or prior to the Closing Date.

1.66    “Environmental Laws” means all Laws relating to pollution or the protection of human health, safety or the environment, including, without limitation, those that prohibit, regulate, concern or control any Hazardous Material or any Hazardous Material Activity, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

1.67    “Environmental Notice” means any written directive, notice of violation or infraction, notice of investigation or inquiry, or other written notice respecting any Environmental Claim, including relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

1.68    “Environmental Permit” means any Permit relating to or required by any Environmental Laws.

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1.69    “Equity Interests” means, with regard to any Person, as applicable, (i) any capital stock, partnership, membership, joint venture or other ownership or equity interests, or other share capital of such Person, (ii) any securities of such Person directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership, joint venture or other ownership or equity interests, or other share capital (whether voting or non-voting, whether preferred, common or otherwise) of such Person or containing any profit participation features with respect to such Person, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, partnership, membership, joint venture or other ownership or equity interests, other share capital of such Person or securities containing any profit participation features with respect to such Person or directly or indirectly to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership, joint venture or other ownership interests, other share capital of such Person or securities containing any profit participation features with respect to such Person, (iv) any share or unit appreciation rights, phantom share or unit rights, contingent interest or other similar rights relating to such Person, or (v) any Equity Interests of such Person issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination of shares, units, recapitalization, exchange, merger, consolidation or other reorganization.

1.70    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

1.71    “Escrow Agent” means an Escrow Agent to be mutually agreed to by the Acquirer and the Owners’ Representative prior to Closing.

1.72    “Escrow Agreement” means the agreement in a form and substance reasonably satisfactory to the Acquirer, the Owners’ Representative, and Escrow Agent between and among the Owners’ Representative, Escrow Agent and the Acquirer with respect to the Escrow Shares.

1.73    “Escrow Fund” has the meaning set forth in Section 2.6(f).

1.74    “Escrow Shares” means ten percent (10%) of the Exchange Shares.

1.75    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.76    “Exchange Agent” has the meaning set forth in Section 2.3(a).

1.77    “Exchange Fund” has the meaning set forth in Section 2.3(a).

1.78    “Exchange Ratio” has the meaning set forth in Section 2.2(a).

1.79    “Exchange Shares” has the meaning set forth in Section 2.2(a).

1.80    “FDCA” has the meaning set forth in Section 3.32(a).

1.81    “Federal Securities Laws” has the meaning set forth in Section 7.2(d).

1.82     “Fundamental Representations” has the meaning set forth in Section 9.3(e).

1.83    “Hazardous Material” means: (a) any material, chemical, substance or waste that has been designated by any Authority to be radioactive, toxic, hazardous, an ozone depleting substance, a pollutant or a contaminant, the management, use, handling, or disposal of which is subject to any Environmental Laws or Nuclear Laws, including, but not limited to, petroleum and petroleum by-products and breakdown products, polychlorinated biphenyls, per and polyfluoroalkyl substances, and asbestos; and (b) any other substance with respect to which any Environmental Law or Nuclear Law requires environmental investigation, regulation, monitoring or remediation.

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1.84    “Hazardous Materials Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, disposal, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, including any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

1.85    “Healthcare Laws” has the meaning set forth in Section 3.32(a).

1.86    “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act.

1.87    “Improvements” has the meaning set forth in Section 3.27(c).

1.88    “Indebtedness” means, as of any time of determination and with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees, expenses and other payment obligations (including any prepayment penalties, premium costs, breakage, and other amounts payable in the event such indebtedness is to be repaid or assumed on the Closing Date) arising under: (a) any obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts), (b) any obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) any reimbursement obligations in respect of letters of credit solely to the extent drawn or called, performance bonds to the extent drawn or called and surety bonds to the extent drawn or called and similar obligations, (d) any payment obligations with respect to interest rate, currency or commodity derivative, hedging, swap and other similar arrangements, (e) any obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (f) any obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business), including earnouts, milestone payments, seller notes, holdbacks or other unpaid purchase price obligations or similar obligations, (g) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (h) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (i) all guarantees by such Person, (j) any severance obligations (and any related post-termination obligations) payable by the Target Company to any current or former director, manager, officer or employee whose employment has been terminated prior to Closing (including any COBRA or similar payments); (k) any Liability arising under any LTIP agreements and all awards granted thereunder or annual bonus plan, in each case, that is accrued as of the Closing; (l) all Change in Control Payments; (m) all Transaction Expenses, (n) any other liability required to be listed as a long term liability under GAAP, together with any and all interest accrued thereon and any and all prepayment or similar penalties or termination charges with respect thereto, and (o) any agreement to incur any of the same.

1.89    “Indemnified Party” has the meaning set forth in Section 9.2.

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1.90    “Indemnified Taxes” means (i) Taxes of the Target Company for any period ending prior to or on the Closing Date including, in each case, any Taxes that would have been due or payable on or prior to the Closing Date but for any provision of the 2020 Tax Acts; (ii) Taxes of any Owner or other owner of any equity or other interest in the Target Company (including, without limitation, capital gains Taxes arising as a result of the transactions contemplated by this Agreement) or any of their Affiliates for any Tax period; (iii) Taxes attributable to any restructuring or reorganization undertaken by any of the Owners or other owners of any equity or other interest in the Target Company or by the Target Company prior to the Closing, (iv) Taxes for which the Target Company is liable under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law) by reason of such entity being or having been included in any consolidated, affiliated, combined, or unitary group at any time on or before the Closing Date; (v) any and all Taxes of any Person (other than the Target Company) imposed upon the Target Company as a transferee or successor, by contract, or pursuant to any Law, which Taxes relate to an event or transaction occurring before the Closing; (vi) any Taxes resulting from any election by the Target Company under Code §108(i) or Code §965 or any analogous provision of state Law, on or prior to the Closing Date, (vii) all Taxes imposed on the Target Company, or for which the Target Company may be liable, as a result of any transaction contemplated by this Agreement, (including the employer-share of any employment Taxes on any compensatory payments due or made on or before the Closing Date), (viii) any Taxes resulting from any breach or inaccuracy of any of the representations made by Significant Owners or the Target Company in this Agreement, and (ix) transfer and similar Taxes for which the Owners are liable.

1.91    “Independent Accountant” means the office of CliftonLarsonAllen LLP or, if such firm is unable to serve, Acquirer and the Target Company shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than the accountants for Acquirer, the Target Company, or their respective Affiliates.

1.92    “Intellectual Property Licenses” has the meaning set forth in Section 3.20(a).

1.93    “Intellectual Property Right” means all intellectual property and proprietary rights in any jurisdiction throughout the world, including (i) any trademark, service mark, trade name, trade dress, corporate name, logo, or slogan, including any registration thereof or application for registration therefor including any renewals thereof and rights related thereto, together with the goodwill associated with each of the foregoing; (ii) patent and patent applications, and other governmental grants for the protection of inventions, and any and all divisions, continuations, continuations-in-part, reissues, continuing patent applications, reexaminations, and extensions thereof; (iii) trade secret rights associated with confidential and proprietary information, including recipes, trade secrets, processes, methods, formulae, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, know how, methods, layouts, designs, and technology; (iv) copyright, copyrightable materials, copyright registration, application for copyright registration; (v) Internet domain names; (vi) any registrations or applications for registration of any of the foregoing; (vii) analogous rights to those set forth above; and (viii) rights to sue for past, present and future infringement of the rights set forth above.

1.94    “IRS” means the U.S. Internal Revenue Service.

1.95    “IT Systems” has the meaning set forth in Section 3.20(g).

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1.96    “Key Employees” means those Persons set forth on Schedule 1.96.

1.97    “Knowledge of the Acquirer” or any other similar knowledge qualification, means the actual knowledge (following due inquiry) of Lori Woods, Jonathan Hunt, Bill Cavanagh, and Jennifer Streeter.

1.98    “Knowledge of the Owners” or any other similar knowledge qualification, means the actual knowledge (following due inquiry) of Thijs Spoor, Frances Johnson, Michael Schultz, and Amos Hedt.

1.99    “Labor Agreements” has the meaning set forth in Section 3.24(a).

1.100  “Law” means any federal, state, municipal, local or foreign laws, statutes, ordinances, codes, rules, regulations, treaties, variances, judgments, injunctions, Orders, conditions and licenses or other binding directive issued, promulgated or enforced by an Authority having jurisdiction over a given matter or the assets or the properties of such Party or its Subsidiaries and the operations thereof.

1.101   “Leased Real Property” has the meaning set forth in Section 3.27(b).

1.102   “Leases” has the meaning set forth in Section 3.27(b).

1.103   “Liability” or “liability” means any liability, debt, obligation, deficiency, interest, Tax, penalty, fine, demand, judgment, claim, cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, whether or not contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or become due and regardless of when asserted.

1.104   “Lien” means, with respect to any asset or equity, any mortgage, lien, pledge, charge, claim, security interest, restriction on transfer, option, right of first refusal, or other encumbrance of any kind in respect of such asset or equity, as applicable, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

1.105   “Limitation Date” has the meaning set forth in Section 9.3(e).

1.106   “Losses” has the meaning set forth in Section 9.1(a).

1.107   “Low Level Waste” means radioactive material that the NRC classifies as low-level radioactive waste.

1.108   “Material Adverse Effect” or “Material Adverse Change” means any event, development, occurrence, fact, condition, change or effect that has had or could reasonably be expected to have a material adverse change or a material adverse effect, individually or in the aggregate, upon (x) the assets, liabilities, financial condition, net worth, earnings, cash flows, business, operations or properties of the Target Company and the Business, taken as a whole, or (y) the ability of the Owners or the Target Company to perform their respective obligations under this Agreement and the Additional Agreements; provided, however, that for the purposes of the foregoing clause (x) a Material Adverse Effect or Material Adverse Change shall not be deemed to have occurred as a result of any event, occurrence, fact, condition or change arising out of or attributable to: (i) any change, effect or circumstance resulting from an action required or permitted by this Agreement; (ii) any change, effect or circumstance resulting from the announcement of this Agreement; or (iii) conditions caused by acts of terrorism or war (whether or not declared) or any natural or man-made disaster or acts of God (including, without limitation, COVID-19 and any epidemic, pandemic or disease outbreak and any governmental response thereto); provided that any change, effect or circumstance resulting from a matter described in clause (iii) may be taken into account in determining whether a Material Adverse Effect or Material Adverse Change has occurred or could reasonably be expected to occur to the extent such change, effect or circumstance has a disproportionate effect on the Target Company, taken as a whole, relative to other entities operating in the industries or markets in which the Target Company operates.

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1.109   “Material Contracts” has the meaning set forth in Section 3.16(a).

1.110   “Merger” has the meaning set forth in the preamble to this Agreement.

1.111   “Merger Sub” has the meaning set forth in the preamble to this Agreement.

1.112   “Merger Sub Capital Stock” has the meaning set forth in Section 2.2(c).

1.113   “Money Laundering Laws” has the meaning set forth in Section 3.36.

1.114   “NRC” means the United States Nuclear Regulatory Commission and any successor agency thereto.

1.115   “Nuclear Laws” means all Laws, other than Environmental Laws, relating to the regulation of nuclear power plants, Source Material, Byproduct Material and Special Nuclear Materials; the regulation of Low Level Waste; the transportation and storage of Nuclear Materials; the regulation of Safeguards Information; the regulation of Nuclear Material; the enrichment of uranium; the disposal and storage of Nuclear Materials; contracts for and payments into the Nuclear Waste Fund; the receipt, possession, use, transfer, ownership, acquisition, or disposal of any source of radiation; and the antitrust laws and the Federal Trade Commission Act, as applicable to specified activities or proposed activities of certain licensees of commercial nuclear reactors. “Nuclear Laws” include, but are not limited to, the Atomic Energy Act of 1954, as amended (42 U.S.C. Section 2011 et seq.); the Price-Anderson Act (Section 170 of the Atomic Energy Act of 1954, as amended); the Energy Reorganization Act of 1974 (42 U.S.C. Section 5801 et seq.); Convention on the Physical Protection of Nuclear Material Implementation Act of 1982 (Public Law 97 -351; 96 Stat. 1663); the Foreign Assistance Act of 1961 (22 U.S.C. Section 2429 et seq.); the Nuclear Non-Proliferation Act of 1978 (22 U.S.C. Section 3201); the Low-Level Radioactive Waste Policy Act (42 U.S.C. Section 2021b et seq.); the Nuclear Waste Policy Act (42 U.S.C. Section 10101 et seq. as amended); the Low-Level Radioactive Waste Policy Amendments Act of 1985 (42 U.S.C. Section 2021d, 471); the Energy Policy Act of 1992 (4 U.S.C. Section 13201 et seq.); the provisions of 10 CFR Section 73.21, and any state or local Laws, other than Environmental Laws, analogous to the foregoing.

1.116   “Nuclear Material” means Source Material, Byproduct Material, Special Nuclear Material, and Low Level Waste.

1.117   “Nuclear Waste Fund” means the fund established by Section 302(c) of the Nuclear Waste Policy Act.

1.118   “Nuclear Waste Policy Act” means the Nuclear Waste Policy Act of 1982, as amended.

1.119   “NYSE American” means NYSE American LLC.

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1.120   “OFAC” has the meaning set forth in Section 3.37.

1.121   “Order” means any decree, order, judgment, decision, settlement, writ, assessment, award, injunction, stipulation, determination, rule or consent issued by or entered by, with or under the supervision of any Authority.

1.122   “Organizational Documents” means, as applicable, the articles of incorporation, certificate of incorporation, charter, by-laws, articles of formation, certificate of formation, operating agreement, certificate of limited partnership, regulations, partnership agreement, limited liability company agreement, all equityholders’ agreements, voting agreements, registration rights agreements or equivalent agreements, and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

1.123   “Other Filings” has the meaning set forth in Section 7.2(d).

1.124   “Other Party” means (i) in the case of the Acquirer, the Target Company and (ii) in the case of the Target Company, the Acquirer.

1.125   “Outside Closing Date” has the meaning set forth in Section 11.1(b)(i).

1.126   “Owned Real Property” has the meaning set forth in Section 3.27(a).

1.127   “Owner Fundamental Representations” has the meaning set forth in Section 9.3(e).

1.128   “Owner Indemnitees” has the meaning set forth in Section 9.1(b).

1.129   “Owner Joinder” means that certain joinder agreement in the form attached hereto as Exhibit B, pursuant to which the signatory thereto agrees to enter into this Agreement effective as of the date hereof and shall be deemed to be an Owner hereunder for all purposes as if a signatory hereto on the date hereof.

1.130   “Owners” means the Significant Owners and the parties listed and set forth in Schedule 1.130.

1.131   “Owners’ Representative” has the meaning set forth in preamble of this Agreement.

1.132   “Owners’ Representative Losses” has the meaning set forth in Section 12.14(c).

1.133   “Parties” means the parties to this Agreement.

1.13  “Pb-203 User’s Group” means the Persons who have submitted a contact form for the Target Company’s Pb-203 User’s Group on the Target Company’s website at https://viewpointmt.com/usergroup/ and/or https://www.linkedin.com/groups/14083921/.

1.135   “PCI Requirements” has the meaning set forth in Section 3.21(a).

1.136   “Permits” means any and all permits, authorizations, approvals, registrations, franchises, licenses, certificates, waivers, variances or other approvals or similar rights required to be obtained from any Authority.

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1.137   “Permitted Liens” means (i) with respect to Real Property, all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Acquirer and which have not and could not reasonably be expected to impair, individually or in the aggregate, in any material respect the access to, use, operation or value of the relevant property; (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts (A) that are not delinquent, (B) that are not material to the business, operations and financial condition of the Target Company so encumbered, either individually or in the aggregate, and (C) that do not result from a breach, default or violation by the Target Company of any Contract or Law, and (iii) the Liens set forth on Schedule 1.137.

1.138   “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

1.139   “Personal Data” means all data relating to one or more individual(s) or an individual’s device that is personally identifying (i.e., data that identifies an individual or, in combination with any other information or data available to the Target Company, is capable of identifying an individual or an individual’s device), including, without limitation, aggregate or data and data collected automatically, including data collected through a mobile or other electronic device, or as that term is otherwise defined under any applicable Law.

1.140   “Plan” or “Plans” has the meaning set forth in Section 3.26(a).

1.141   “Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

1.142   “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

1.143   “Privacy Agreements” has the meaning set forth in Section 3.21(a).

1.144   “Privacy and Data Security Policies” has the meaning set forth in Section 3.21(b).

1.145   “Privacy Laws” has the meaning set forth in Section 3.21(a).

1.146   “Proxy Statement” has the meaning set forth in Section 7.2(a).

1.147   “Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

1.148   “Registered Intellectual Property” has the meaning set forth in Section 3.20(a).

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1.149   “Registration Rights and Lock-Up Agreement” means the agreement in the form attached hereto as Exhibit A governing the resale of the Exchange Shares, and the other securities included in the Registration Rights and Lock-Up Agreement.

1.150   “Related Parties” has the meaning set forth in Section 3.8(c).

1.151   “Related Party Transactions” has the meaning set forth in Section 3.8(c).

1.152   “Release” means any release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, migration or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

1.153   “Release Date” has the meaning set forth in Section 9.4(d).

1.154   “Released Claims” has the meaning set forth in Section 12.16.

1.155   “Released Parties” has the meaning set forth in Section 12.16.

1.156   “Releasing Parties” has the meaning set forth in Section 12.16.

1.157   “Releasing Party” has the meaning set forth in Section 12.16.

1.158   “Representatives” means, with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, officers, employees, members, owners, partners, accountants, consultants, advisors, attorneys, agents, and other representatives.

1.159   “Required Consents” has the meaning set forth in Section 8.2(d).

1.160   “Required Financial Statements” has the meaning set forth in Section 6.5.

1.161   “Restricted Business” has the meaning set forth in Section 6.7(f)(i).

1.162   “Restricted Period” has the meaning set forth in Section 6.7(f)(ii).

1.163   “Restricted Territory” has the meaning set forth in Section 6.7(f)(iii).

1.164   “Safeguards Information” means information that is required to be protected under the terms of 10 C.F.R. § 73.21.

1.165   “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

1.166   “SEC” means the Securities and Exchange Commission.

1.167   “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.168   “Seller Tax Refund” shall have the meaning set forth in Section 6.8(k).

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1.169   “Shrink-wrap Licenses” has the meaning set forth in Section 3.16(a)(xiii).

1.170   “Significant Owner” has the meaning set forth in Section 6.7(a).

1.171   “Source Material” means: (i) uranium or thorium or any combination thereof, in any physical or chemical form, or (ii) ores which contain by weight one-twentieth of one percent (0.05%) or more of (a) uranium, (b) thorium, or (c) any combination thereof. Source Material does not include Special Nuclear Material.

1.172   “Special Nuclear Material” means plutonium, uranium-233, uranium enriched in the isotope-233 or in the isotope-235, and any other material that the NRC determines to be “Special Nuclear Material,” but does not include Source Material. Special Nuclear Material also refers to any material artificially enriched by any of the above-listed materials or isotopes, but does not include Source Material.

1.173   “Straddle Period” shall have the meaning set forth in Section 6.8(a).

1.174   “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, trust or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in any election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; (b) if a limited liability company, partnership, association, trust, or other business entity (other than a corporation), a majority of the ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof; or (c) that is otherwise consolidated with such Person for financial reporting purposes. The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

1.175   “Supplement Cutoff Date” has the meaning set forth in Section 12.18.

1.176   “Surviving Corporation” has the meaning set forth in Section 2.1(a).

1.177   “Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, trucks, forklifts and other vehicles owned or leased by the Target Company.

1.178   “Target Company” has the meaning set forth in the Recitals to this Agreement.

1.179   “Target Company Common Stock” means the common stock, par value $.0001 per share, of the Target Company.

1.180   “Target Company Financial Statements” has the meaning set forth in Section 3.11(a).

1.181   “Target Company Information” has the meaning set forth in Section 7.2(d).

1.182   “Target Company Intellectual Property” has the meaning set forth in Section 3.20(a).

1.183   “Target Company Owned Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by the Target Company, including any Intellectual Property Rights assigned to, or acquired by, the Target Company prior to Closing.

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1.184   “Target Company Restricted Stock” has the meaning set forth in Section 2.6(b).

1.185   “Target Company Stock Option” has the meaning set forth in Section 2.6(a).

1.186   “Target Company Warrant” has the meaning set forth in Section 2.6(c).

1.187   “Target Designees” has the meaning set forth in Section 2.8.

1.188   “Tax” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, unclaimed property or escheat (whether or not treated as a tax under local law), occupancy, recording, minimum, alternative minimum, environmental or estimated tax), including any liability therefor as a transferee (including under Section 6901 of the Code or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or any similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty (including penalties for failure to file correct Tax Returns), additions to tax or additional amount imposed with respect thereto.

1.189   “Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

1.190   “Taxing Authority” means the IRS and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

1.191   “Third-Party Claim” has the meaning set forth in Section 9.2(a)(i).

1.192   “Third-Party Claim Notice” has the meaning set forth in Section 9.2(a)(i).

1.193    “Transaction Expenses” means all out-of-pocket third-party costs and expenses that were incurred by the Owners or the Target Company in connection with the negotiation, documentation and execution of this Agreement and the consummation of the Transactions, including costs, fees and expense of legal counsel and other Representatives, and which are not paid in full as of the Closing.

1.194   “Transactions” means the transactions contemplated by this Agreement.

1.195   “Unaudited Financial Statements” has the meaning set forth in Section 3.11(a).

1.196   “U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.197   “Union” means any labor organization, union, works council or other labor association or representative.

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1.198   “VWAP” means the volume-weighted average price per share of common stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ISR” (or its equivalent successor if such page is not available or the corresponding Bloomberg VWAP page for such other security), in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of common stock on such trading day as an internationally recognized investment bank retained for this purpose by Owners’ Representative determines in good faith).

1.199   “WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, and equivalent state or local Laws.

ARTICLE 2
THE MERGER

2.1       The Merger.

(a)    Merger. On the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware General Corporation Law (“DGCL”) at the Effective Time, Merger Sub shall be merged with and into the Target Company in accordance with the DGCL at which time the separate existence of Merger Sub shall cease, and the Target Company shall be the surviving corporation and shall be a wholly owned, direct subsidiary of Acquirer (the “Surviving Corporation”);

(b)    Merger Effective Time. At the Closing, Acquirer shall duly execute and file a certificate of merger with the Secretary of State of the State of Delaware with respect to the Merger (the “Certificate of Merger”) in accordance with the applicable provisions of the DGCL and all other filings or recording required thereby to effect such merger. The Merger shall become effective at such time (the “Effective Time”) as the Certificate of Merger is filed with the DGCL (or at such later time as the Target Company and Acquirer mutually agree and specify in the Certificate of Merger pursuant to and in accordance with the DGCL).

(c)    Effects of the Merger. From and after the Effective Time, the Merger shall have the effects set forth herein and in the other applicable provisions of the DGCL. Without the generality of the foregoing, and at the Effective Time, (i) all of the properties, rights, privileges, powers and franchises of Target Company and Merger Sub shall vest in Target Company (as the Surviving Corporation), and all debts, liabilities, obligations, and duties of Target Company and Merger Sub shall become debts, liabilities, obligations and duties of Target Company (as the Surviving Corporation).

(d)    Certificate of Incorporation; Bylaws. At the Effective Time and without any further action on the part of any party hereto, the certificate of incorporation and bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the certificate of incorporation and bylaws of Target Company (as the Surviving Corporation) as of the Effective Time, until duly amended in accordance with applicable Law.

(e)    Directors and Officers. From and after the Effective Time, the directors and the officers of the Surviving Corporation at the Effective Time shall be appointed in accordance with Section 2.8.

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2.2       Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of Acquirer, Merger Sub, or the Target Company or the holder of any capital stock of Acquirer, Merger Sub, or the Target Company:

(a)    Conversion of Target Company Common Stock. Each share of Target Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive: (i) 3.3212 (the “Exchange Ratio”) shares of Acquirer Common Stock, rounded to the nearest whole share (the “Exchange Shares”), which shall include the Escrow Shares to be held in Escrow and released pursuant to this Agreement, if any are released; (ii) any cash in lieu of fractional shares of Acquirer Common Stock payable pursuant to Section 2.2(d); and (iii) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Target Company Common Stock in accordance with Section 2.3(b).

(b)    Cancellation of Shares. At the Effective Time, all shares of Target Company Common Stock will no longer be outstanding and all shares of Target Company Common Stock will be cancelled and retired and will cease to exist, and each holder of: (i) a certificate formerly representing any shares of Target Company Common Stock (each, a “Certificate”); or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of Target Company Common Stock (each, a “Book-Entry Share”) will cease to have any rights with respect thereto, except the right to receive (A) the Exchange Shares in accordance with Section 2.3 hereof, (B) any cash in lieu of fractional shares of Acquirer Common Stock payable pursuant to Section 2.2(d), and (C) any dividends or other distributions to which the holder thereof becomes entitled to upon the surrender of such shares of Target Company Common Stock in accordance with Section 2.3(b).

(c)    Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time (the “Merger Sub Capital Stock”) shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub Capital Stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(d)    Fractional Shares. No certificates or scrip representing fractional shares of Acquirer Common Stock shall be issued upon the conversion of Target Company Common Stock pursuant to Section 2.2(a) and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a holder of shares of Acquirer Common Stock. Notwithstanding any other provision of this Agreement, each holder of shares of Target Company Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Acquirer Common Stock (after taking into account all shares of Target Company Common Stock exchanged by such holder) shall in lieu thereof, upon surrender of such holder’s Certificates and Book-Entry Shares, receive in cash (rounded to the nearest whole cent), without interest, an amount equal to such fractional amount multiplied by the last reported sale price of Acquirer Common Stock on the NYSE American on the last complete trading day prior to the date of the Effective Time.

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2.3       Exchange Procedures.

(a)    Exchange Agent; Exchange Fund. Prior to the Effective Time, Acquirer shall appoint an exchange agent (the “Exchange Agent”) to act as the agent for the purpose of paying the Exchange Shares for the Certificates and the Book-Entry Shares. At or promptly following the Effective Time, Acquirer shall deposit, or cause the Surviving Corporation to deposit, with the Exchange Agent: (i) certificates representing the shares of Acquirer Common Stock to be issued as Exchange Shares (or make appropriate alternative arrangements if uncertificated shares of Acquirer Common Stock represented by book-entry shares will be issued); and (ii) cash sufficient to make payments in lieu of fractional shares pursuant to Section 2.2(d). In addition, Acquirer shall deposit or cause to be deposited with the Exchange Agent, as necessary from time to time after the Effective Time, any dividends or other distributions, if any, to which the holders of Target Company Common Stock may be entitled pursuant to Section 2.3(b) for distributions or dividends, on the Acquirer Common Stock to which they are entitled to pursuant to Section 2.2(a), with both a record and payment date after the Effective Time and prior to the surrender of the Target Company Common Stock in exchange for such Acquirer Common Stock. Such cash and shares of Acquirer Common Stock, together with any dividends or other distributions deposited with the Exchange Agent pursuant to this Section 2.3(a), are referred to collectively in this Agreement as the “Exchange Fund.”

(b)    Procedures for Surrender; No Interest. Promptly after the Effective Time, Acquirer shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Target Company Common Stock at the Effective Time, whose Target Company Common Stock was converted pursuant to Section 2.2(a) into the right to receive the Exchange Shares, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Exchange Agent, and which letter of transmittal will be in customary form and have such other provisions as Acquirer and the Surviving Corporation may reasonably specify) for use in such exchange. Each holder of shares of Target Company Common Stock that have been converted into the right to receive the Exchange Shares shall be entitled to receive the Exchange Shares into which such shares of Target Company Common Stock have been converted pursuant to Section 2.2(a) in respect of the Target Company Common Stock represented by a Certificate or Book-Entry Share, any cash in lieu of fractional shares which the holder has the right to receive pursuant to Section 2.2(d), and any dividends or other distributions pursuant to Section 2.3(b) upon: (i) surrender to the Exchange Agent of a Certificate; or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares; in each case, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent. No interest shall be paid or accrued upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Exchange Shares pursuant to the provisions of this Article 2, each Certificate or Certificates or Book-Entry Share or Book-Entry Shares so surrendered or transferred, as the case may be, shall immediately be cancelled.

(c)    Payments to Non-Registered Holders. If any portion of the Exchange Shares is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

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(d)    Full Satisfaction. All Exchange Shares paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Target Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Target Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article 2.

(e)    Distributions with Respect to Unsurrendered Shares. All shares of Acquirer Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by the Acquirer in respect of the Acquirer Common Stock, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable pursuant to the Agreement. No dividends or other distributions in respect of the Acquirer Common Stock shall be paid to any holder of any unsurrendered Target Company Common Stock until the Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.5) or Book-Entry Share is surrendered for exchange in accordance with this Section 2.3. Subject to the effect of applicable Laws, following such surrender, there shall be issued or paid to the holder of record of the whole shares of Acquirer Common Stock issued in exchange for Target Company Common Stock in accordance with this Section 2.3, without interest: (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Acquirer Common Stock and not paid; and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Acquirer Common Stock with a record date after the Effective Time but with a payment date subsequent to surrender.

2.4       Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Target Company or the Acquirer Common Stock shall occur (other than the issuance of additional shares of capital stock of the Target Company or Acquirer as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Exchange Ratio and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit Acquirer or the Target Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

2.5       Lost Certificates. If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by Acquirer, the posting by such Person of a bond, in such reasonable amount as Acquirer may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Certificate, the Exchange Shares to be paid in respect of the shares of Target Company Common Stock formerly represented by such Certificate as contemplated under this Article 2.

2.6       Treatment of Stock Options, Other Stock-Based Compensation, and Warrants.

(a)    Target Company Stock Options. As of the Effective Time, each option to acquire shares of Target Company Common Stock (each, a “Target Company Stock Option”) that is outstanding under any Target Company equity incentive plan immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by Acquirer and shall be converted into an option to acquire shares of Acquirer Common Stock (each, an “Acquirer Stock Option”) in accordance with this Section 2.6. Each such Acquirer Stock Option as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Target Company Stock Option immediately prior to the Effective Time. As of the Effective Time, each such Acquirer Stock Option as so assumed and converted shall be an option to acquire that number of whole shares of Acquirer Common Stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Target Company Common Stock subject to such Target Company Stock Option; and (ii) the Exchange Ratio, at an exercise price per share of Acquirer Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Target Company Common Stock of such Target Company Stock Option by (B) the Exchange Ratio; provided, that the exercise price and the number of shares of Acquirer Common Stock subject to the Acquirer Stock Option shall be determined in a manner consistent with the requirements of Section 409A of the Code, and, in the case of Target Company Stock Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, consistent with the requirements of Section 424(a) of the Code.

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(b)    Target Company Restricted Stock. The Target Company shall take all requisite action so that, at the Effective Time, each share of Target Company Common Stock subject to vesting, repurchase, or other lapse of restrictions (a “Target Company Restricted Stock”) that is outstanding under any Target Company equity incentive plan as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be assumed by Acquirer and shall be converted into restricted common stock of Acquirer in accordance with this Section 2.6 (“Acquirer Restricted Stock”). Each share of Acquirer Restricted Stock shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Target Company Restricted Stock immediately before the Effective Time (including vesting, repurchase, or other lapse restrictions). As of the Effective Time, each such holder of Target Company Restricted Stock so assumed and converted will receive that number of whole Acquirer Restricted Stock equal to the product (rounded down to the nearest whole number) of: (i) the number of shares of Target Company Restricted Stock held by that holder as of immediately prior to the Effective Time; and (ii) the Exchange Ratio.

(c)    Target Company Warrants. As of the Effective Time, each warrant to acquire shares of Target Company Common Stock (each, a “Target Company Warrant”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by Acquirer and shall be converted into a warrant to acquire shares of Acquirer Common Stock (each, an “Acquirer Warrant”) in accordance with this Section 2.6. Each such Acquirer Warrant as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Target Company Warrant immediately prior to the Effective Time. As of the Effective Time, each such Acquirer Warrant as so assumed and converted shall be an option to acquire that number of whole shares of Acquirer Common Stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Target Company Common Stock subject to such Target Company Warrant; and (ii) the Exchange Ratio, at an exercise price per share of Acquirer Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Target Company Common Stock of such Target Company Warrant by (B) the Exchange Ratio.

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(d)    Resolutions and Other Target Company Actions. At or prior to the Effective Time, the Target Company, the Target Company’s Board of Directors, and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of this Section 2.6.

(e)    Acquirer Actions. At or prior to the Effective Time, Acquirer shall reserve for future issuance a number of shares of Acquirer Common Stock at least equal to the number of shares of Acquirer Common Stock that will be subject to Acquirer Equity Awards as a result of the actions contemplated by this Section 2.6. As soon as practicable after the Effective Time, if and to the extent necessary to cause a sufficient number of shares of Acquirer Common Stock to be registered and issuable with respect to the Acquirer Equity Awards, Acquirer shall prepare and file with the SEC a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Acquirer Common Stock subject to the Acquirer Equity Awards.

(f)    Dissenting Shares. The Parties acknowledge and agree that, in accordance with Section 262 of the DGCL, no dissenters’ or appraisal rights shall be available to any stockholder of the Target Company or the Acquirer with respect to the Merger or the other transactions contemplated by this Agreement.

(g)    Escrow Shares. The Acquirer shall (and the Owners hereby authorize the Acquirer to) deliver the Escrow Shares into escrow (the “Escrow Fund”) pursuant to the Escrow Agreement. The number of Escrow Shares held by the Escrow Agent pursuant to the Escrow Agreement shall be allocated among the Owners pro rata (as the same may be released to the Owners’ Representative pursuant to Section 9.4(d)).

2.7       Tax Treatment. For U.S. federal income Tax purposes, it is intended that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the regulations promulgated thereunder. The parties to this Agreement hereby (i) adopt this Agreement insofar as it relates to the Merger as a “plan of reorganization” within the meaning of Section 1.368-2(g) of the United States Treasury regulations, (ii) agree to file and retain such information as shall be required under Section 1.368-3 of the United States Treasury regulations, and (iii) agree to file all Tax and other informational returns on a basis consistent with such characterization. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that, other than as set forth herein, no party is making any representation or warranty as to the qualification of the Merger as a reorganization under Section 368(a) of the Code or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status. Each of the parties acknowledges and agrees that each such party (A) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement and (B) is responsible for paying its own Tax, including any adverse Tax consequences that may result if the Merger is determined not to qualify as a reorganization under Section 368(a) of the Code.

2.8       Board of Directors of Acquirer. The Acquirer shall take all necessary corporate action to cause, as of the Effective Time, an increase in the size of the Acquirer’s Board of Directors to not less than five (5) directors, comprised of (i) three (3) directors designated by Acquirer (the “Acquirer Designees”), one whom shall be Lori Woods who will serve as the chairperson and (ii) two (2) directors designated by the Target Company (the “Target Designees” and together with the Acquirer Designees, the “Designees”), one of whom will be Thijs Spoor, and the remaining directors, if any, mutually agreed upon by Lori Woods and Thijs Spoor. The Board of Directors will be comprised of a majority of persons who qualify as an independent director under the Securities Act and the listing standards of NYSE American, in each case subject to each individual’s ability and willingness to serve. Each Designee shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law and the Organizational Documents of the Acquirer. Designees not named herein shall be identified promptly following the date hereof. In the event any Designee becomes unable or unwilling to serve prior to the Effective Time on the Acquirer’s Board of Directors in the role identified, a replacement for such Designee shall be determined prior to the Effective Time in accordance with the principles set forth in this Section 2.8. Acquirer will enter into customary indemnification agreements with such Designees, including the Acquirer Designees and the Target Designees, in form and substance reasonably acceptable to them, prior to the Effective Time.

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2.9       Officers of Acquirer. At the Effective Time, Thijs Spoor shall be named the Chief Executive Officer of the Acquirer; and Jonathan Hunt shall be the Chief Financial Officer of the Acquirer. Each of the foregoing officers shall hold office until such officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal in accordance with applicable Law.

2.10     Closing; Transaction Effective Time

. Unless this Agreement is earlier terminated in accordance with Article 10, the closing of the Transactions (the “Closing”) shall take place electronically or at the offices of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, at 10:00 a.m. local time but shall be deemed to have occurred for all purposes as of 12:01 a.m. local time, no later than two Business Days after the last of the conditions to Closing set forth in Article 8 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date and location as the Acquirer and the Owners’ Representative agree to in writing. The Parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

2.11     Closing Deliveries. At or prior to the Closing:

(a)    The Acquirer shall:

(i)    deliver the Escrow Shares to the Escrow Agent to be held pursuant to the Escrow Agreement;

(ii)    deliver the Exchange Shares to such Owners, to such accounts as are set forth across from each Owner’s name on Schedule 2.11(a)(ii);

(iii)    deliver to the Owners’ Representative a counterpart signature page to the Escrow Agreement, duly executed by the Acquirer.

(iv)    deliver to the Owners’ Representative the counterpart signature page to the Registration Rights and Lock-Up Agreement, duly executed by the Acquirer;

(v)    deliver to the Owners’ Representative a certificate signed by an authorized officer of the Acquirer stating that the conditions specified in Section 8.3(a) and Section 8.3(b) have been satisfied;

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(vi)    deliver written resignations (in each case, effective as of the Closing) of each director of the Acquirer (other than Lori Woods);

(vii)    a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Acquirer, stating that the conditions specified in Sections 8.3(a), 8.3(b) and 8.3(c) have been satisfied;

(viii)  deliver to the Target Company and the Owners’ Representative a certificate signed by the Secretary of the Acquirer certifying as to (A) the certificate of incorporation and bylaws (or equivalent governing documents) of the Acquirer and Merger Sub, (B) the resolutions adopted by the Board of Directors of the Acquirer and Merger Sub regarding this Agreement and the transactions contemplated hereby, and (C) the names and signatures of the officers of the Acquirer and the Merger Sub authorized to sign this Agreement; and

(ix)    such other documents, instruments or certificate as reasonably requested by the Target Company or the Owners’ Representative.

(b)      The Target Company and the Owners, as applicable, shall deliver (or cause to be delivered) to the Acquirer each of the following (each in a form and substance reasonably satisfactory to the Acquirer):

(i)    certificates, duly endorsed in blank or accompanied by a stock power duly endorsed in blank, or other applicable instruments of assignment, in each case, with respect to the Target Company’s Equity Interests;

(ii)    certificate of merger in such form as is required by the relevant provisions of the DGCL to effect the Merger;

(iii)   a certificate of good standing (or equivalent thereof), dated not more than ten (10) days prior to the Closing Date, with respect to the Target Company, issued by the appropriate government official of the Target Company’s jurisdiction of organization or formation;

(iv)    an IRS Form W-9 executed by each Owner, as applicable;

(v)    a counterpart signature page to the Escrow Agreement, duly executed by the Owners’ Representative;

(vi)    a counterpart signature page to the Registration Rights and Lock-Up Agreement, duly executed by the Owners;

(vii)    evidence that each Related Party Transaction (other than those set forth on Schedule 2.11(b)(vii)) has been terminated as of the Closing Date with no further liability or other losses to the Acquirer or the Target Company;

(viii)   written resignations (in each case, effective as of the Closing) of each manager, director or officer of the Target Company set forth on Schedule 2.11(b)(viii), duly executed by each such Person;

(ix)    a certificate signed by the Owners stating that the conditions specified in Sections 8.2(a), 8.2(b), and 8.2(c) have been satisfied;

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(x)    a certificate signed by the Secretary of the Target Company dated as of the Closing Date, certifying as to (A) the certificate of incorporation and bylaws (or equivalent governing documents) of the Target Company, (B) the resolutions adopted by the Board of Directors of the Target Company regarding this Agreement and the Transactions contemplated hereby and (C) the names and signatures of the officers of the Target Company authorized to sign this Agreement;

(xi)    audited financial statements of the Target Company as of and for the fiscal years ended 2020 and 2021 in accordance with Section 12.18;

(xii)    evidence reasonably satisfactory to the Acquirer that all Convertible Notes have been converted into Target Company Common Stock and there are no Convertible Notes or other convertible debt instruments convertible into Target Company Equity Interests that will be outstanding as of the Effective Time;

(xiii)   evidence reasonably satisfactory to the Acquirer that holders of Target Company Stock Options have acknowledged receipt of each Target Company Stock Option;

(xiv)    an executed Owner Joinder for each Owner other than the Owners who are signatories to this Agreement as of the date hereof (including, for the avoidance of doubt, all Persons who become Owners of Target Company Common Stock as a result of the conversion of any Convertible Notes held by such Person or the exercise of any Target Company Options or Target Company Warrants prior to the Effective Time); and

(xv)    such other documents, instruments or certificates as shall be reasonably requested by Acquirer.

2.12      Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Acquirer with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Target Company, the Parties shall execute such further instruments and take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

2.13      Taxes. Each of the Parties acknowledge and agree that each such Party and each of the owners of any Equity Interest in the Target Company (i) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (ii) each Owner or other owner of any Equity Interest in the Target Company is responsible for paying its own Taxes arising from the transactions contemplated by this Agreement.

2.14      Legend; Legend Removal. (a) Each certificate (or book entry) issued pursuant to the Merger shall, if required by law, bear the legend set forth below, or a legend substantially equivalent thereto, together with any other legends that may be required by any securities laws at the time of the issuance of the shares of Acquirer Common Stock:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

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IN ADDITION, THE RIGHT TO SELL THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS.

(b)         The Acquirer shall instruct its counsel to issue a legal opinion to the Acquirer’s transfer agent to effect the removal of any restrictive legend then appearing on any certificate(s) representing shares of Acquirer Common Stock issued hereunder (i) following any sale of such shares pursuant to an effective registration statement under the Securities Act, (ii) following any sale of such shares pursuant to Rule 144 or (iii) if such shares are eligible for sale under Rule 144 without volume limitation. In such event, the Acquirer will, no later than three Business Days following the delivery to the Acquirer or the Acquirer’s transfer agent of the certificate or certificates representing such shares, deliver or cause to be delivered a certificate or certificates that are free from all restrictive or other legends. The holder of any such shares shall be entitled to receive reimbursement from the Company for any costs and expenses (including attorney’s fees) incurred by such holder in connection with the enforcement of his, her or its rights under this paragraph.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES RELATING TO THE TARGET COMPANY

Except as set forth in the corresponding sections or subsections of the Disclosure Schedules attached hereto (collectively, the “Disclosure Schedules”) (each of which shall qualify the specifically identified Sections or subsections hereof to which such Disclosure Schedule relates and those other Sections and subsections for which the relevance or applicability of such disclosure is reasonably apparent on the face of such disclosure), each of the Significant Owners and the Target Company hereby represents and warrants to the Acquirer and to the other Significant Owners as of the date hereof and as of the Closing Date, as follows:

3.1       Corporate Existence and Power. The Target Company is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Target Company has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted except where the failure to have such power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Target Company is not qualified to do business as a foreign entity in any jurisdiction, except as set forth on Schedule 3.1, and there is no other jurisdiction in which the character of the property owned or leased by the Target Company or the nature of its activities make qualification of the Target Company in any such jurisdiction necessary, except where the failure to be so qualified has not had and would not reasonably be expected to have a Material Adverse Effect. The Target Company does not have any corporate offices except those located at the address set forth on Schedule 3.1. The Target Company has not taken any action, adopted any plan, or made any agreement or commitment in respect of any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution or liquidation, except as contemplated herein.

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3.2        Authorization. Assuming all Consents set forth on Schedule 3.2 are obtained, the execution, delivery and performance by the Target Company of this Agreement and the Additional Agreements to which the Target Company is a party and the consummation by the Target Company of the transactions contemplated hereby and thereby are within the powers and authority of the Target Company and have been duly authorized by all necessary action on the part of the Target Company, including the approval of the Owners required by the Organizational Documents of the Target Company. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements to which the Target Company is a party will constitute, a valid and legally binding agreement of the Target Company enforceable against the Target Company in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

3.3        Approvals and Consents. No Consent is required to be made or obtained by the Target Company (whether to or from any Person or Authority) in connection with the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby, except as set forth on Schedule 3.3.

3.4        Non-Contravention. Assuming all necessary Consents set forth on Schedule 3.3 are obtained, none of the execution, delivery or performance by the Target Company of this Agreement or any Additional Agreements does or will, directly or indirectly (with or without the lapse of time or the giving of notice, or both) (a) contravene, conflict with, constitute a default under or a breach of the Organizational Documents of the Target Company, (b) contravene, conflict with or constitute a default under or a breach or violation of any provision of any Law or Order binding upon or applicable to the Target Company, (c) except as set forth on Schedule 3.4, constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation, or acceleration of any right or obligation of the Target Company or any payment or reimbursement or to a loss of any benefit to which the Target Company is entitled under any provision of any Permit, Contract (including any Material Contract) or other instrument or obligations binding upon the Target Company or by which any of its Equity Interests or assets is or may be bound, or (d) result in the creation or imposition of any Lien on any of the Target Company’s Equity Interests or assets.

3.5       Capitalization.

(a)    Schedule 3.5(a) sets forth the capitalization of the Target Company, describing in each case (i) the authorized Equity Interests of the Target Company, including the number of shares and any applicable par value thereof; (ii) the number of shares that are issued and outstanding therein; and (iii) the owners of each such Equity Interest.

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(b)    Except as set forth on Schedule 3.5(b), all of the Target Company’s Equity Interests have been duly authorized and validly issued, fully paid and nonassessable and were not issued in violation of (i) any agreement, arrangement, Contract or other commitment to which any of the Owners or the Target Company is a party or is subject to; (ii) any preemptive or similar rights of any Person; or (iii) any Law except for “blue sky” laws set forth on Schedule 3.5(b). Except as may be set forth in the respective Organizational Documents, there are no outstanding and authorized (x) options, subscriptions, warrants or rights of conversion, calls, puts, rights of first refusal, preemptive rights or other similar rights, Contracts, agreements, arrangements or commitments obligating the Target Company, the Owners or their respective Affiliates to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any shares of or other Equity Interest of the Target Company or any interest therein, other equity interests or securities convertible into or exchangeable for equity interests in the Target Company, or other direct or indirect equity interests of the Target Company (whether issued or unissued); (y) stock appreciation rights, phantom stock, profit participation or other similar rights or equity equivalents of or with respect to the Target Company; or (z) voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Target Company’s Equity Interests, or to which the Target Company is a party or by which the Target Company is bound. No claim has been made or, to the Knowledge of the Owners, threatened, asserting that any Person is the holder or beneficial owner of, or has the right to acquire beneficial ownership of, any of the Target Company’s Equity Interests and, to the Knowledge of the Owners, no facts or circumstances exist that would reasonably give rise to a valid claim of such ownership by any Person.

(c)    Except as set forth on Schedule 3.5(c), the Target Company does not own nor within the past five (5) years has owned, directly or indirectly, any Equity Interest in, or any interest convertible into or exchangeable or exercisable for, at any time, any equity or similar interest in, any Person.

3.6       Organizational Documents. Copies of the Organizational Documents of the Target Company have heretofore been made available to the Acquirer, and such copies are each true and complete copies of such instruments in effect on the date hereof. The Target Company is not in violation of its Organizational Documents in any material respect.

3.7       Corporate Records. All proceedings occurring since January 1, 2019 of the stockholders, board of directors, or other governing body of the Target Company and all consents to actions taken thereby, are accurately reflected in all material respects in the minutes and records contained in the corporate minute book of the Target Company. The equity holder list and transfer book of the Target Company are complete and accurate. The equity holder list, transfer books and minute book records of the Target Company relating to all issuances and transfers of Equity Interests in, or any interest convertible into or exchangeable or exercisable for, at any time, any equity or similar interest in the Target Company have been made available to the Acquirer, and are the original equity holder lists and transfer books and minute book records of the Target Company or true, correct and complete copies thereof.

3.8       Related Party Transactions.

(a)    Other than the Persons listed on Schedule 3.8(a), the Target Company is not Controlled by any Person and, other than the Persons listed on Schedule 3.8(a), the Target Company is not in Control of any other Person.

(b)    Except as set forth on Schedule 3.8(b), to the Knowledge of Owners, no Key Employees (a) engage in any business, except through the Target Company, or are employees of or provide any service for compensation to, any other business concern or (b) own any Equity Interest in any business concern, in each case, that competes with the Business of the Target Company, except for publicly traded securities not in excess of 5% of the issued and outstanding securities with respect to such publicly traded securities.

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(c)    To the Knowledge of the Owners, Schedule 3.8(c) lists each Contract to which the Target Company, on the one hand, and any officer, director, employee, direct or indirect equity holder (including any Owner) or Affiliate of the Target Company, on the other hand (the Persons identified in this Section 3.8(c), “Related Parties”) is party, other than agreements with respect to a Related Party’s employment with the Target Company that has previously been made available to Acquirer. Except as set forth in Schedule 3.8(c), no Related Party (i) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including Intellectual Property Rights) that the Target Company uses or the use of which is necessary for the conduct of the Business or the ownership or operation of the Target Company’s assets, (ii) have engaged in any transactions with the Target Company, (iii) possesses, directly or indirectly, any financial interest in, or is director or officer of, any Person which is a client, supplier, customer, lessor, lessee, or competitor of the Target Company, or (iv) owes an amount to, or is owed any amount by, the Target Company (other than ordinary course accrued compensation). All contracts, agreements, arrangements, understandings and interests described in this Section 3.8(c) are referred to herein as “Related Party Transactions”.

3.9         Assumed Names. Schedule 3.9 is a complete and correct list of all assumed or “doing business as” names currently or, within five (5) years of the date of this Agreement, used by the Target Company, including names on any websites. Since January 1, 2019, the Target Company has not used any name other than the names listed on Schedule 3.9 to conduct the Business. The Target Company has filed appropriate “doing business as” certificates in all applicable jurisdictions with respect to itself.

3.10        Subsidiaries. The Target Company has no Subsidiaries.

3.11        Financial Statements.

(a)    Schedule 3.11(a) sets forth complete and correct copies of (i) the unaudited financial statements of the Target Company as of and for the fiscal years ended 2020 and 2021, consisting of the audited balance sheets as of such dates, the audited income statements for the periods then-ended, the audited cash flow statements for the periods then-ended and the corresponding notes to such financial statements, which shall be replaced with audited financial statements for the same period in accordance with Section 12.18, and (ii) the unaudited financial statements of the Target Company consisting of the balance sheet of the Target Company as of August 31, 2022, and the related statements income and cash flows for the 8-month period ended August 31, 2022 (the “Unaudited Financial Statements”) (collectively, the “Target Company Financial Statements” and the balance sheet as of August 31, 2022 included therein, the “Balance Sheet”, and such date, the “Balance Sheet Date”).

(b)    Other than as set forth on Schedule 3.11(b), the Target Company Financial Statements have been prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Unaudited Financial Statements, to the absence of footnotes and to normal year-end audit adjustments. The Target Company Financial Statements are complete and accurate in all material respects and fairly present, in all material respects, the financial position of the Target Company as of the dates thereof and the results of operations of the Target Company for the periods reflected therein. The Target Company Financial Statements (i) were prepared from the Books and Records of the Target Company; (ii) contain and reflect all necessary adjustments and accruals required under U.S. GAAP for a fair presentation of the Target Company’s financial condition as of their dates including for all warranty, maintenance, service and indemnification obligations; and (iii) contain and reflect adequate provisions for all liabilities for all material Taxes required under U.S. GAAP applicable to the Target Company with respect to the periods then ended. The Target Company has delivered to Acquirer complete and accurate copies of all “management letters” received from its accountant and all responses during the last five (5) years by lawyers engaged by the Target Company to inquiries from its accountant or any predecessor accountants.

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(c)    Except (i) as specifically disclosed, reflected and fully reserved against on the Balance Sheet, for Liabilities incurred in the ordinary course of business since the date of the Balance Sheet (which are of a similar nature and in similar amounts to those historically incurred), the Target Company has no Liabilities.

(d)    The Balance Sheet included in the Target Company Financial Statements accurately reflects the outstanding Indebtedness of the Target Company as of the date thereof. Except as set forth in the Target Company Financial Statements or on Schedule 3.11(d), the Target Company has no Indebtedness.

3.12        Books and Records.

(a)    The Target Company has made all of its Books and Records available to the Acquirer for its inspection and has delivered to the Acquirer complete and accurate copies of all documents referred to in the Schedules to this Agreement or that the Acquirer otherwise has requested. All Contracts, documents, and other papers or copies thereof delivered to the Acquirer by or on behalf of the Target Company are accurate, complete, and authentic in all material respects.

(b)    The Books and Records accurately and fairly, in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Target Company.

3.13        Absence of Certain Changes. Since the Balance Sheet Date, other than policies and procedures implemented in good faith to respond to the actual or anticipated effect of COVID-19 on the Business, (a) the Target Company has conducted its business in the ordinary course consistent with past practices, (b) there has not been any change, event, development, occurrence or circumstance that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Target Company has not taken any action (or agreed or committed to take any action) nor has any event occurred which would have required the consent of the Acquirer pursuant to Article 6 herein if such action had been taken or such event had occurred between the date hereof and the Closing Date.

3.14        Properties; Title to Assets.

(a)    To the Knowledge of the Owners, the items of Tangible Personal Property have no material defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and have been properly maintained, and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto. Schedule 3.14(a) sets forth a description and location of each item of Tangible Personal Property with a value of at least $5,000. Except as set forth on Schedule 3.14(a), none of the Tangible Personal Property is in need of maintenance or repairs except for routine maintenance and repairs in the ordinary course of business or that are not material in nature or cost.

(b)    The Target Company (and not any Affiliate thereof) has good, valid and marketable title in and to, or a valid leasehold interest or license in or a right to use, all of its assets reflected on the Balance Sheet or thereafter acquired. No such asset is subject to any Liens other than Permitted Liens. Except as set forth in Schedule 3.14(b), the assets of the Target Company constitute all of the assets of any kind or description whatsoever, necessary for the Target Company to operate the Business immediately after the Closing substantially in the same manner as the Business is currently being conducted.

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3.15       Litigation. Other than as disclosed on Schedule 3.15, there is no Action pending, or to the Knowledge of the Owners, threatened (and to the Actual Knowledge of the Owners, no event has occurred or circumstance exists that is reasonably likely to give rise to, or serve as a basis for, any Action) against or affecting, the Target Company, any of their respective managers, employees, officers or directors (in their capacities as such), the Business, any of the Target Company’s Equity Interests, or the Target Company’s assets, liabilities, or Contracts; or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. There are no outstanding, pending, or, to the Knowledge of the Owners, threatened Orders (and to the Actual Knowledge of the Owners, no event has occurred or circumstances exist that is reasonably likely to give rise to, or serve as a basis for, any Order) against, the Business, the Target Company, or to which the Target Company is otherwise a party. Except as set forth on Schedule 3.15, the Target Company is not, or at any time during the past five (5) years has been, subject to any Action.

3.16       Contracts.

(a)    Schedule 3.16(a) (arranged by identifying subsections corresponding to the subsections set forth below but not necessarily in all subsections that may apply if the disclosure is reasonably apparent on its face) lists the following Contracts, oral or written (Contracts required to be set forth on Schedule 3.16 collectively, the “Material Contracts”), to which the Target Company is a party or by which it or its assets are bound:

(i)    all Contracts that require annual payments or expenses by, or annual payments or income to, the Target Company of $50,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practice);

(ii)    all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar Contracts, in each case requiring the payment of any commissions by the Target Company in excess of $50,000 annually;

(iii)    all Contracts containing any requirement that the Target Company makes, directly or indirectly, any advance, loan, extension of credit or capital commitment or contribution to, or other investment in, any Person, or any capital expenditure after the date hereof;

(iv)    all Contracts containing any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Target Company (or, following the Closing, the Acquirer or its Affiliates) to own, operate, sell, transfer, pledge or otherwise dispose of any material properties or assets;

(v)    all Contracts (1) that limits or purports to limit the ability of the Target Company to compete in any line of business or with any Person or in any geographic area or during any period of time, (2) providing for any material exclusivity obligations, or (3) granting any exclusive rights to products or services;

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(vi)    all Contracts obligating the Target Company or any counterparty to purchase or obtain a minimum or specified amount of any product or service, or granting any right of first refusal, right of first offer or similar right with respect to any material assets of the Business;

(vii)    all employment Contracts, employee leasing Contracts, independent contractor, consultant and sales representatives Contracts with any current officer, director, employee, independent contractor or consultant of the Target Company or other Person, under which the Target Company (A) has continuing obligations for payment of annual compensation of at least $50,000 (other than oral arrangements for at-will employment), (B) has severance or post-termination obligations to such Person (other than COBRA obligations), (C) requires more than thirty (30) days’ notice for a termination by the Target Company without cause, or (D) has an obligation to make a payment upon consummation of the transactions contemplated hereby or as a result of a change of control of the Target Company, either alone or in conjunction with any other event or occurrence;

(viii)  all collective bargaining agreements or other Contracts with a Union;

(ix)    all staffing agreements or agreements with a professional employer organization;

(x)    all Contracts creating a joint venture, strategic alliance, limited liability company or similar arrangement involving a sharing of profits or expenses;

(xi)   all Contracts relating to any acquisitions or dispositions of assets by the Target Company other than (a) the purchase of Inventory in the ordinary course or (b) acquisitions or dispositions of assets by the Target Company with a value of less than $50,000;

(xii)   all Contracts relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) that include any earn-out or other similar contingent obligation to be paid by the Target Company after the date hereof;

(xiii)   all Contracts for material licensing agreements, including Contracts licensing Intellectual Property Rights, other than licenses for commercially available software, in object code form, that is generally available at a cost to the Target Company of not more than U.S. $50,000 for a perpetual license (or $25,000 in the aggregate for any fiscal year) (“Shrink-wrap Licenses”);

(xiv)    all Contracts relating to Intellectual Property Rights of the Target Company;

(xv)    all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by the Target Company, including all forms of ongoing agreements for repair, warranty, maintenance, service, or similar obligations;

(xvi)    all Related Party Contracts;

(xvii)    all Contracts with Authorities;

(xviii)  all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Target Company holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of $50,000;

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(xix)   all Contracts relating to outstanding Indebtedness, including financial instruments of indenture or security instruments such as notes, mortgages, loans and lines of credit and any letters of credit, performance bonds and surety bonds, whether or not drawn or called;

(xx)    any Contract relating to the voting or control of the Equity Interests of the Target Company or the election of the directors, managers or similar governing body thereof (other than the Organizational Documents of the Target Company);

(xxi)    any Contract not cancellable by the Target Company with no more than 60 days’ notice if the effect of such cancellation would result in monetary penalty to the Target Company in excess of $50,000 per the terms of such contract;

(xxii)    any Contract for which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement;

(xxiii)    any Contract restricting the Target Company from paying any dividends or making any distributions;

(xxiv)    all Contracts related to the Pb-203 User’s Group (including a list of members of same), if any; and

(xxv)    any other Contract that is material to the business and operations of the Target Company taken as a whole and not otherwise disclosed pursuant to this Section 3.16.

(b)       Each Material Contract (i) is a valid, legal and binding obligation of the Target Company enforceable in accordance with its terms against the Target Company and, to the Actual Knowledge of the Owners, each other party thereto, and (ii) is in full force and effect. Neither the Target Company nor, to the Actual Knowledge of the Owners, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. The Target Company has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Material Contracts, or granted any power of attorney with respect thereto or to the Target Company’s assets. Except as set forth in Schedule 3.16(b), no Contract (i) requires the Target Company to post a bond or deliver any other form of security or payment to secure its obligations thereunder or (ii) imposes any non-competition covenants that may be binding on, or restrict the Business or require any payments by or with respect to Acquirer or any of its Affiliates. Owners have delivered or made available a true and correct copy of each Material Contract, together with all amendments thereto. There are no material renegotiations ongoing with respect to any Material Contract.

(c)       The Target Company is in material compliance with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness.

3.17       Insurance. Schedule 3.17 sets forth a true, complete and correct list of all liability, property, workers’ compensation and other insurance policies currently in effect that insure the property, assets or business of the Target Company or its employees (other than self-obtained insurance policies by such employees). Copies of all such policies have been made available to Acquirer. Each such insurance policy is valid and binding and in full force and effect and will continue in full force and effect following the consummation of the Transactions, all premiums due thereunder have been paid and the Target Company has not received any written notice of default, cancellation, termination or non-renewal in respect of any such policy. The Target Company is not in breach or default under the terms of any such insurance policy (including any breach of default with respect to the giving of notice of claims). Such policies, in light of the nature of the Target Company’s business, assets and properties, are in amounts and have coverage that are reasonable and customary for Persons engaged in such business and having such assets and properties. No claim is pending under any such policies as to which coverage has been questioned, denied or disrupted, or right reserved to do so, by the underwriters thereof. Except with respect to the matters set forth on Schedule 3.17, within the last two (2) years, the Target Company has not filed any claims exceeding $100,000 against any of its insurance policies, exclusive of automobile, life, and health insurance policies. The Target Company has not received written notice from any of its insurance carriers or brokers that any premiums will be materially increased in the future, and the Target Company has no reason to believe that any insurance coverage listed on Schedule 3.17 will not be available in the future on substantially the same terms as now in effect. Schedule 3.17 also contains a list of any pending claims and claims in the past four (4) years with any insurance company by the Target Company.

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3.18       Licenses and Permits. Schedule 3.18 sets forth a true, complete and correct list of each material Permit affecting, or relating in any way to, the Business, together with the name of the Authority issuing the same. Except as indicated on Schedule 3.18, such Permits listed or required to be listed on Schedule 3.18 are valid and in full force and effect, and none of such Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Target Company has all Permits necessary to operate the Business as presently conducted, including those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA necessary to conduct the Business. The Target Company is not, or has not been in the last two (2) years, in default under or violation or breach of, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default under or violation or breach of any term, condition or provision of any Permit or would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit except for such defaults, violations or breaches that would not reasonably be expected to have individually or in the aggregate, a Material Adverse Effect. None of the Permits has been challenged, suspended, or revoked and no written statement of intention to challenge, suspend or revoke or fail to renew any such Permit has been received by the Target Company. All fees and charges due on or before the Closing Date with respect to such Permits as of the date hereof have been paid in full.

3.19       Compliance with Laws. The Target Company is not in violation of nor has violated in any material respect any Law applicable to the Target Company or its properties or assets or the Business except for such violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Owners, the Target Company is not under investigation with respect to or has been threatened in writing to be charged with any violation or alleged violation in any material respect of, any Law, nor, to the Knowledge of the Owners, is there any reasonable basis for any such charge. Since January 1, 2019, the Target Company has not received any written notice or, to the Actual Knowledge of the Owners, other oral or written communication from any Authority or other Person regarding any actual, alleged, or potential violation of, or failure to comply in any material respect with, any Laws.

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3.20        Intellectual Property; IT Systems.

(a)    Schedule 3.20(a) sets forth a true, correct and complete list of U.S. and foreign (i) Target Company Owned Intellectual Property that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any governmental authority or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations, currently in force or cancelled, abandoned, or adjudicated invalid or unenforceable within the past five (5) years (“Registered Intellectual Property”); and (ii) all other Intellectual Property Rights that are used in or necessary to operate the Business of the Target Company; and are subject to all written contracts to which the Target Company is a party and under which the Target Company has received or granted a license or sublicense with respect to any of the Target Company Intellectual Property, excluding Shrink-wrap Licenses (all such licenses, including the Shrink-wrap Licenses, the “Intellectual Property Licenses”). Except as set forth on Schedule 3.20(a), to the Knowledge of the Owners, none of such Registered Intellectual Property that is owned by the Target Company has been cancelled, abandoned or adjudicated invalid or unenforceable, and all registration, renewals and maintenance fees in respect of such Registered Intellectual Property that were due prior to the date hereof have been duly paid and all necessary documents and certificates in connection with the Registered Intellectual Property that have or that must be filed within 120 days of the date of this Agreement have been timely filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be. No loss or expiration of any Registered Intellectual Property is threatened or pending or reasonably foreseeable by the Target Company. (The Target Company Owned Intellectual Property and the Intellectual Property licensed to the Target Company under the Intellectual Property Licenses is collectively referred to as the “Target Company Intellectual Property”).

(b)    To the Actual Knowledge of the Owners, the Target Company possesses all right, title, and interest in and to, or has a valid and enforceable written license and right to use, all Target Company Intellectual Property necessary to conduct the Business of the Target Company. To the Actual Knowledge of the Owners, the Target Company Owned Intellectual Property owned by the Target Company is enforceable, valid, and subsisting. The Target Company Intellectual Property shall be available for use by the Acquirer and the Target Company immediately after the Closing Date on identical terms and conditions to those under which the Target Company owned or used the Target Company Intellectual Property immediately prior to the Closing Date. With respect to each Intellectual Property License and to the Knowledge of the Owners: (i) the Owners have delivered a true, complete and accurate copy of each such Intellectual Property License to the Acquirer; (ii) such Intellectual Property License is the valid and binding obligation of the Target Company enforceable in accordance with its terms; and (iii) neither the Target Company nor any other party to such Intellectual Property License is in material breach of or default under such Intellectual Property License.

(c)    Within the past five (5) years (or prior thereto if the same is still pending or subject to appeal or reinstatement) the Target Company has not been sued or charged in writing with or been a defendant in any Action that involves a claim of infringement of any Intellectual Property Rights, and to the Knowledge of the Owners there is no written claim that the Target Company is infringing another’s Intellectual Property Rights. To the Knowledge of the Owners, no Person has or is infringing, diluting, misappropriating, conflicting or otherwise violating any of the Target Company Intellectual Property.

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(d)    Except as set forth on Schedule 3.20(d), all employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable, confidential, or trade secret material on behalf of the Target Company or any predecessor in interest thereto has executed an assignment in favor of the Target Company (or such predecessor in interest, as applicable) of all right, title and interest in such material and preserving and protecting the confidentiality of such material. All such agreements are valid and enforceable in accordance with their terms and, to the Actual Knowledge of the Owners, no Person is in breach of any such agreement.

(e)    None of the execution, delivery or performance by the Target Company of this Agreement nor any of the Additional Agreements to which the Target Company is a party or the consummation by the Target Company of the transactions contemplated hereby or thereby will cause any Intellectual Property Rights owned, licensed, used or held for use by the Target Company immediately prior to the Closing to not be owned, licensed or available for use by the Target Company on substantially the same terms and conditions immediately following the Closing.

(f)    The Target Company has taken reasonable measures to safeguard and maintain the confidentiality and value of all trade secrets and other items of material Target Company Intellectual Property that are confidential and all other confidential information, data and materials licensed by the Target Company or otherwise used in the operation of the Business.

(g)    The software, computer firmware, computer hardware, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, peripherals and computer systems, including any outsourced systems and processes, that are owned or used by the Target Company in the conduct of its Business (collectively, the “IT Systems”) are sufficient for the operation of Business of the Target Company as currently conducted. To the Knowledge of the Owners, the Target Company’s service providers and vendors maintain and keep the IT Systems in sufficiently good working condition to perform the information technology operations for the Business of the Target Company. In the last three (3) years, to the knowledge of the Owners following inquiry to the Target’s Company’s IT administrator, there have been no (A) unauthorized intrusions or material breaches of security, or (B) to the knowledge of the Owners following inquiry to the Target’s Company’s IT administrator, failures, breakdowns, continued substandard performance or other material and adverse events affecting any such IT Systems that have caused any substantial disruption of or material interruption in or to the use of such IT Systems which disrupted the Target Company’s Business. The Target Company uses efforts designed to protect the IT Systems from becoming infected by, and to the Knowledge of the Owners, the IT Systems are free of, any virus, worm, Trojan horse, automatic restraint, time bomb or any other unintended, malicious feature or function designed to cause the erasing, destroying, or corrupting of software, systems, databases, or data.

(h)    Other than as part of a commercial software program provided by a software vendor (including software provided on a cloud service basis), to the Knowledge of the Owners, the Target Company does not use any open source software except as would not result in a Material Adverse Effect. To the Knowledge of the Owners, no Target Company Owned Intellectual Property is subject to any open source license except as would not result in a Material Adverse Effect.

(i)    To the Knowledge of the Owners, the Target Company has proper licenses to all third party software (including software provided on a cloud service basis) used in its business, and the licenses are the correct type and are sufficient to cover the actual number of Target Company users (seats), locations, use cases and activities taken in connection therewith, except as would not result in a Material Adverse Effect.

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3.21        Privacy and Data Security.

(a)    The Target Company is, and at all times has been, in material compliance with (A) all federal, state, local and foreign Laws pertaining to (i) data security, cyber security, and e-commerce; (ii) the collection, storage, use, access, disclosure, processing, security, and transfer of Personal Data (referred to collectively in this Agreement as “Data Activities”) ((i) and (ii) together, and together with the Data Protection Laws, “Privacy Laws”); and (B) all Contracts (or portions thereof) to which the Target Company is a party that are applicable to Data Activities (collectively, “Privacy Agreements”). The Target Company is, and at all times has been, in compliance with the PCI Security Standards Council’s Payment Card Industry Data Security Standard and all other applicable rules and requirements by the PCI Security Standards Council, by any member thereof, or by any entity that functions as a card brand, card association, payment processor, acquiring bank, merchant bank or issuing bank, including, without limitation, the Payment Application Data Security Standards and all audit and filing requirements (collectively, “PCI Requirements”).

(b)    The Target Company has implemented written policies relating to Data Activities, including, without limitation, a publicly posted website privacy policy, mobile app privacy policy, and a comprehensive information security program that includes appropriate written information security policies (“Privacy and Data Security Policies”). At all times, the Target Company has been and is in compliance with all such Privacy and Data Security Policies. Neither the execution, delivery, or performance of this Agreement, nor the consummation of any of the transactions contemplated under this Agreement will violate any of the Privacy Agreements, Privacy and Data Security Policies or any applicable, Privacy Laws.

(c)    The Target Company has collected, used, and disclosed all Personal Data in accordance with applicable Privacy Laws, Privacy and Data Security Policies in effect at the time of the collection of such Personal Data, and Privacy Agreements. Neither applicable Privacy Laws, Privacy and Data Security Policies, nor Privacy Agreements restrict the transfer of any Personal Data to the Acquirer. Assuming Acquirer is not otherwise prohibited by Law or contractually obligated otherwise, Acquirer may use such Personal Data in at least the same manner as the Target Company.

(d)    To the Knowledge of the Owners, there is no pending, nor has there ever been any, complaint, audit, proceeding, investigation, or claim against the Target Company initiated by (a) any Person or entity; (b) the United States Federal Trade Commission, any state attorney general or similar state official; (c) any other governmental entity, foreign or domestic; or any regulatory or self-regulatory entity – alleging that any Data Activity of the Target Company: (i) is in violation of any applicable Privacy Laws, (ii) is in violation of any Privacy Agreements, (iii) is in violation of any Privacy and Data Security Policies, or (iv) otherwise constitutes an unfair, deceptive, or misleading trade practice.

(e)    At all times, the Target Company has taken commercially reasonable steps (including, without limitation, implementing, maintaining, and monitoring compliance with government-issued or industry standard measures with respect to administrative, technical and physical security) to ensure that all Personal Data and Confidential Information in its possession or control is protected against damage, loss, and against unauthorized access, acquisition, use, modification, disclosure or other misuse. There has been no unauthorized access, use, or disclosure of Personal Data or Confidential Information in the possession or control of the Target Company or, to the Knowledge of the Owners, any entity that processes Personal Data on behalf of the Target Company, nor has there been any unauthorized intrusions or breaches of security into the Target Company’s systems.

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(f)    The Target Company contractually requires all third parties, including, without limitation, vendors, Affiliates, and other Persons providing services to the Target Company that have access to or receive Personal Data from or on behalf of the Target Company to comply with all applicable Privacy Laws, and to take all reasonable steps to ensure that all Personal Data in such third parties’ possession or control is protected against damage, loss, and against unauthorized access, acquisition, use, modification, disclosure or other misuse.

(g)    The Target Company has provided notifications to, and has obtained consent from, Persons regarding their Data Activities where such notice or consent is required by Privacy Laws. The Target Company’s collection of Personal Data or other information from third parties is in accordance with any requirements from such third parties, including written website terms and conditions. The Target Company has not (i) received written communication from any website owner or operator that the Target Company’s access to such website is unauthorized; (ii) entered into a written agreement with any website owner or operator prohibiting scraping activity; (iii) accessed any website’s information through illicitly circumventing a password requirement or similar technological barrier; or (iv) scraped any data from a website that has a clickwrap agreement prohibiting such activity.

(h)    The Target Company is, and at all times has been in compliance with all Laws pertaining to sales, marketing, and electronic and telephonic communications, including, without limitation, the CAN-SPAM Act, the Telephone Consumer Protection Act, and the Telemarketing Sales Rule, except for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.22        Suppliers.

(a)    Schedule 3.22(a) sets forth a true, correct and complete list of the aggregate of the Target Company’s ten (10) largest suppliers, as measured by the dollar amount of purchases therefrom or thereby, for the fiscal years ended December 31, 2020, and December 31, 2021.

(b)    Since December 31, 2019, no supplier listed on Schedule 3.22(a) has (i) terminated its relationship with the Target Company, (ii) notified the Target Company in writing of its intention to take any such action, or (iii) to the Actual Knowledge of the Owners, become insolvent or subject to bankruptcy proceedings. There are no material disputes with any supplier listed on Schedule 3.22(a).

3.23        Employees.

(a)    Schedule 3.23(a) sets forth a true, correct and complete list of the employees and independent contractors of the Target Company as of June 30, 2022, with actual or potential annual compensation (including salary, annualized wages, bonuses, or other incentive compensation) in excess of $100,000, including the name, title, current salary or compensation rate for each such Person and total compensation (including bonuses) paid to each such Person for the fiscal year ended December 31, 2021. Unless indicated in such list, no employee or independent contractor included in such list (i) is currently on leave, (ii) has given written notice of his or her intent to terminate his or her relationship with the Target Company, or (iii) has received written notice of such termination from the Target Company. To the Actual Knowledge of the Owners, no Key Employee intends to terminate his or her relationship with the Target Company prior to or within six (6) months following the Closing Date.

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(b)    Except as disclosed on Schedule 3.23(b), the Target Company is not a party to or subject to any employment contract, consulting agreement, collective bargaining agreement, confidentiality agreement restricting the activities of the Target Company, non-competition agreement restricting the activities of the Target Company, or any similar agreement, and to the Knowledge of Owners, there has been no activity or proceeding by a Union or representative thereof to organize any employees of the Target Company.

3.24        Employment Matters.

(a)    Schedule 3.24(a) sets forth a true and complete list of every employment agreement, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom stock, stock option, stock purchase, stock appreciation right or severance plan of the Target Company now in effect or under which the Target Company has or might have any obligation, or any understanding between the Target Company and any employee concerning the terms of such employee’s employment that does not apply to the Target Company’s employees generally (collectively, “Labor Agreements”). The Target Company has previously delivered to the Acquirer true and complete copies of each such Labor Agreement, any employee handbook or policy statement of the Target Company, and complete and correct information in all material respects concerning the Target Company’s employees and individual independent contractor or consultants. Schedule 3.24(a) sets forth a true and complete list of the names, business addresses and titles of the directors and officers of the Target Company.

(b)    Except as disclosed on Schedule 3.24(b) (arranged in subsections corresponding to the subsections set forth below):

(i)    all employees of the Target Company are employees at will, and the employment of each employee by the Target Company may be terminated immediately by the Target Company, as applicable, without any cost or liability except severance in accordance with the Target Company’s standard severance practice as disclosed on Schedule 3.24(b);

(ii)    to the Knowledge of the Owners, no employee of the Target Company has any plans to terminate his or her employment now or in the near future, whether as a result of the transactions contemplated hereby or otherwise;

(iii)    to the Knowledge of the Owners, no employee of the Target Company, in the ordinary course of his or her duties, has breached any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer; and

(iv)    The Target Company is not a party to any collective bargaining agreement or other Contract with a Union or has any material labor relations problems, and there is no pending representation question or Union organizing activity respecting employees of the Target Company.

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(c)    The Target Company has complied with all Labor Agreements and all applicable laws relating to employment or labor, including without limitation all laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration (including without limitation I-9 and E-Verify requirements), work authorizations, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance. To the Knowledge of Owners, there is no legal prohibition with respect to the permanent residence of any employee of the Target Company in the United States or his or her permanent employment by the Target Company and, to the Knowledge of the Owners, all Target Company employees are legally authorized to work in the United States. The Target Company has properly classified and treated all of their employees as exempt or non-exempt under the federal Fair Labor Standards Act and state and local wage and hour laws. The Target Company has not incurred any liability under the WARN Act. No present or former employee, officer, or director of the Target Company has any claim against the Target Company for any matter including for wages, salary, or vacation or sick pay, or otherwise under any Labor Agreement (other than amounts that have not yet become due and payable and will be provided in the ordinary course of the relationship as contemplated in such Labor Agreement). All accrued obligations of the Target Company applicable to its employees, whether arising by operation of Law, by Contract, by past custom or otherwise, for payments by the Target Company to any trust or other fund or to any Authority, with respect to unemployment or disability compensation benefits, social security benefits, under ERISA or otherwise, have been paid or adequate accruals therefor have been made.

(d)    Schedule 3.24(d) sets forth all Actions, proceedings, governmental investigations or administrative proceedings of any kind against the Target Company of which the Target Company has been notified within three (3) years preceding the date of this Agreement regarding its employees, independent contractors, or consultants including without limitation any such Actions, proceedings, governmental investigations or administrative proceedings of any kind related to the Target Company’s employment practices or operations as they pertain to conditions of employment, unfair labor practices, employment discrimination, harassment, retaliation, whistleblowing, equal pay, health and safety, overtime compensation, unemployment insurance, workers compensation insurance, or any other employment related matter before any Authority, including the U.S. Equal Employment Opportunity Commission, the U.S. Department of Labor, the Occupational Safety and Health Administration, and/or state or local equivalents. The Target Company (i) has reasonably promptly investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations of which the Target Company are aware, (ii) has taken reasonably prompt corrective action that is reasonably calculated to prevent further improper action in response to each such allegation with potential merit, and (iii) is not aware of any allegations relating to officers, directors, executives, or other key employees of the Target Company that, if known to the public, would bring the Target Company into material disrepute.

(e)    Except as set forth in Schedule 3.24(e), there are no material pending or, to the Knowledge of the Owners, threatened claims or proceedings against the Target Company under any worker’s compensation policy or long-term disability policy.

(f)    Except as disclosed on Schedule 3.24(f), since December 31, 2019 there have been no “employment losses” as defined under the WARN Act (or any other applicable state and local plant closing/mass layoff law or ordinance) as to any employees of the Target Company or any Subsidiary within the six (6) month period prior to Closing.

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(g)    Except as disclosed on Schedule 3.24(g), in the past five (5) years the Target Company has not received any notice, complaint, or citation from the federal Occupational Safety and Health Administration or any state or local equivalent, or by or on behalf of any Target Company employee, related to occupational health and safety laws applicable to Target Company employees.

3.25        Withholding

. All obligations of the Target Company applicable to its employees, whether arising by operation of Law, by Contract, by past custom or otherwise, or attributable to payments by the Target Company to trusts or other funds or to any Authority, with respect to unemployment compensation benefits, social security benefits or any other benefits for its employees with respect to the employment of said employees through the date hereof have been paid or adequate accruals therefor have been made as required under U.S. GAAP on the Target Company Financial Statements, determined without regard to any provision of the 2020 Tax Acts. All reasonably anticipated obligations of the Target Company with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business), whether arising by operation of Law, by Contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Target Company as they become due in the ordinary course, determined without regard to any provision of the 2020 Tax Acts.

3.26        Employee Benefits and Compensation.

(a)    Schedule 3.26(a) sets forth a true, correct and complete list of each “employee benefit plan” (as defined in Section 3(3) of ERISA), bonus, deferred compensation, equity-based or non-equity-based incentive, severance or other plan or written agreement relating to employee, independent contractor, or director benefits, compensation, or fringe benefits, currently maintained or contributed to by the Target Company and/or with respect to which the Target Company has any liability or obligation or could incur any direct or indirect, fixed or contingent liability (each a “Plan” and collectively, the “Plans”). Schedule 3.26(a) specifies the entity plan sponsor or contracting party for each Plan. Each Plan is and has been maintained in compliance with all applicable laws, including but not limited to ERISA, in all material respects, and has been administered and operated in all material respects in accordance with its terms.

(b)    Each Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination, opinion, or advisory letter from the Internal Revenue Service and, to the Knowledge of the Owners, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination. Full payment has been made of all amounts which the Target Company was required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due).

(c)    To the Knowledge of the Owners, neither the Target Company nor any other “disqualified person” or “party in interest” (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively), has engaged in any transaction in connection with any Plan that could reasonably be expected to result in the imposition of a penalty pursuant to Section 502(i) of ERISA, damages pursuant to Section 409 of ERISA or a tax pursuant to Section 4975(a) of the Code. The Target Company has not maintained any Plan (other than a Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code) which provides benefits with respect to current or former employees or directors following their termination of service with the Target Company (other than as required pursuant to COBRA). Each Plan subject to the requirements of COBRA has been operated in compliance therewith in all material respects.

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(d)    Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement shall, individually, in the aggregate or in connection with any other event, (a) result in any payment becoming due to any officer, employee, consultant or director of the Target Company, (b) increase or modify any benefits otherwise payable by the Target Company to any employee, consultant or director of the Target Company, or (c) result in the acceleration of time of payment or vesting of any such benefits. No material liability, claim, investigation, audit, action or litigation has been incurred, made, commenced or, to the Knowledge of the Owners, threatened, by or against any Plan or the Target Company with respect to any Plan.

(e)    No Plan is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) and the Target Company has not been obligated to contribute to any multiemployer plan. The Target Company has never sponsored or maintained a plan subject to Title IV of ERISA nor does it have any actual or contingent liability relating to any plan subject to Title IV of ERISA.

(f)    Except as disclosed on Schedule 3.26(f), the Target Company does not sponsor or maintain any unfunded non-tax qualified Plan which provides a pension or retirement benefit to any employee.

(g)    The Target Company has not made any commitment to create or cause to exist any employee benefit plan which is not listed on Schedule 3.26(g), or to modify, change or terminate any Plan (other than as may be necessary for compliance with applicable law).

(h)    Except as disclosed on Schedule 3.26(h), the Target Company does not have any plan, arrangement or agreement providing for “deferred compensation” that is subject to Section 409A of the Code. Each Plan subject to Section 409A of the Code has been operated and maintained in compliance therewith in all material respects at all times.

(i)    With respect to each Plan, the Target Company has delivered or caused to be delivered to Acquirer and its counsel true and complete copies of the following documents, as applicable, for each respective Plan: (i) all Plan documents, with all amendments thereto; (ii) the current summary plan description with any applicable summaries of material modifications thereto as well as any other material employee or government communications; (iii) all current trust agreements and/or other documents establishing Plan funding arrangements; (iv) the most recent IRS determination, opinion, or advisory letter; (v) the three most recently prepared IRS Forms 5500; (vi) the three most recently prepared financial statements; and (vii) all material related contracts, including without limitation, insurance contracts, service provider agreements and investment management and investment advisory agreements.

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3.27        Real Property.

(a)    Schedule 3.27(a) sets forth a true, correct, and complete description (including the address thereof, the applicable owner thereof, and the use thereof) of all Real Property owned by the Target Company (the “Owned Real Property”). With respect to each Owned Real Property, (i) the Target Company has valid, good and marketable fee simple title to such Owned Real Property, free and clear of all Liens, except for Permitted Liens, (ii) the Target Company has not leased, subleased, licensed or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof; (iii) other than the right of the Acquirer pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein; (iv) the Target Company has not received any written notice of any, and to the Knowledge of the Owners, there are no existing, pending or threatened condemnation or eminent domain proceedings relating to any portion of the Owned Real Property; and (v) to the Knowledge of the Owners, the Target Company has not breached or violated any local zoning ordinance, and no written notice from any Person has been received by the Target Company or served upon the Target Company claiming any violation of any local zoning ordinance. The Target Company is not a party to any agreement or option to purchase any Real Property or material interest therein. To the extent any are in the possession of or reasonably available to the Target Company, copies of any title insurance policies (together with copies of any documents of record listed as exceptions to the title on such policies) currently insuring each Owned Real Property and copies of the most recent surveys of the same have been made available to the Acquirer.

(b)    Schedule 3.27(b) sets forth a true, correct and complete list (including the address thereof, the applicable lessee thereof, and use thereof) of all of the Real Property leased or subleased by the Target Company (the “Leased Real Property”) as well as a list of all leases, subleases, licenses, occupancy agreements or other agreements (including all amendments thereto and guaranties thereof) pursuant to which the Target Company leases or subleases any Real Property (collectively, “Leases”). True and correct copies of all such Leases have been made available to the Acquirer. With respect to each of the Leases: (i) it is a valid, legal and binding obligation of the Target Company generally enforceable in accordance with its terms against the Target Company and, to the Actual Knowledge of the Owners, each other party thereto and is in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) no waiver, indulgence or postponement of the lessees’ obligations thereunder have been granted by the lessors; (iv) there exists no breach or default, or event of default, thereunder by the Target Company or, to the Actual Knowledge of the Owners, by any other party thereto, except for such breaches, defaults or events of default that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (v) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a breach or default, or event of default, by the Target Company thereunder, except for such occurrences, conditions or acts that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (vi) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. There are (x) no written or oral subleases, concessions or other contracts granting to any Person other than the Target Company the right to use or occupy any Leased Real Property and (y) no outstanding options or rights of first refusal to purchase all or a portion of such properties. The Target Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any Lease or interest therein; and the estate or interest created by such Lease in favor of the Target Company is free and clear of all Liens. The Target Company has not received any written notice of any, and to the Actual Knowledge of the Owners, there are no existing, pending or threatened condemnation or eminent domain proceedings relating to any portion of the Leased Real Property. The Target Company has not received any written notice from any Person that any Leased Real Property is in violation of any local zoning ordinance and to the Actual Knowledge of the Owners, no Leased Real Property violates any local zoning ordinance.

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(c)    The buildings, structures, improvements and fixtures located on the Owned Real Property and the Leased Real Property (the “Improvements”) and all building systems and equipment related to the business located on the Owned Real Property and the Leased Real Property are in good operating conditions and repair in all material respects and are adequate and suitable for the purposes for which they are presently being used. There are no material repair or restoration works likely to be required in connection with any of the Improvements located on the Owned Real Property. There are no material repair or restoration works likely to be required in connection with any Improvements located on the Leased Real Property for which the Target Company is liable for or obligated to perform under the applicable Lease. The Target Company is in physical possession and actual and exclusive occupation of the whole of the Owned Real Property and Leased Real Property, none of which are subleased or assigned to another Person. The Target Company does not owe any brokerage commission with respect to any Real Property.

(d)    The Owned Real Property and the Leased Real Property collectively constitute all interests in real property currently used or currently held for use in connection with the Business.

3.28        Accounts. Schedule 3.28 sets forth a true, complete and correct list of the checking accounts, deposit accounts, safe deposit boxes, and brokerage, commodity and similar accounts of the Target Company, including the account number and name, the name of each depositary or financial institution and the address where such account is located and the authorized signatories thereto.

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3.29        Tax Matters. Except as set forth in Schedule 3.29: (i) the Target Company has duly and timely filed all Tax Returns (taking into account all available extensions) in all jurisdictions in which Tax Returns are required to be filed by or with respect to it, and has paid all Taxes (whether or not shown on any Tax Returns) which have become due; (ii) all such Tax Returns are true, correct, and complete and accurate in all material respects and disclose all material Taxes required to be paid; (iii) there is no Action, pending or proposed or, to the Knowledge of the Owners, threatened, with respect to Taxes of the Target Company or for which a Lien may be imposed upon the assets of the Target Company (other than liens for Taxes not yet due and payable) and, to the Knowledge of the Owners, no basis exists therefor; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the  Target Company for which a Lien may be imposed on the asset of the Target Company has been waived or extended, which waiver or extension is in effect; (v) the Target has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes, including sales and use Taxes and amounts required to be withheld for Taxes of employees, independent contractors, creditors, equity holders (including any Owners of the Target Company) or other third parties, and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the  Target Company, determined in each case without regard to any provision of the 2020 Tax Acts; (vi) none of the assets of the  Target Company is required to be treated as owned by another Person for income Tax purposes pursuant to Section 168(f)(8) of the Code (as in effect prior to its amendment by the Tax Reform Act of 1986) or otherwise; (vii) none of the assets of the  Target Company is “tax-exempt use property” within the meaning of Section 168(h) of the Code, “tax-exempt bond financed property” within the meaning of Section 168(g)(5) of the Code, or subject to a “TRAC lease” under Section 7701(h) of the Code (or any predecessor provision); (viii) there is no Lien for Taxes upon any of the Target Company’s Equity Interests or on any of the assets of the  Target Company (other than liens for Taxes not yet due and payable); (ix) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or closing agreement (within the meaning of Section 7121 of the Code or any analogous provision of applicable Law), with respect to the  Target Company; (x) no claim has ever been made by a Taxing Authority in a jurisdiction where the  Target Company has not paid any Tax or filed Tax Returns, asserting that the  Target Company is or may be subject to any Tax or Tax filing obligations in such jurisdiction; (xi) the Target Company has provided to the Acquirer true, complete and correct copies of all income Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after December 31, 2016; (xii) the Target Company is not, nor has ever been, a party to any Tax sharing, Tax allocation or Tax indemnity Contract; (xiii) the Target Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (a) change in method of accounting or use of an improper method of accounting (including pursuant to Section 481 of the Code or any similar provision of the Code or the corresponding Tax Laws of any nation, state or locality) for a taxable period ending on or prior to the Closing Date; (b) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (c) installment sale or open transaction disposition made on or prior to the Closing Date; (d) an intercompany item under Treasury Regulation Section 1.1502-13 or an excess loss account under Treasury Regulation Section 1.1502-19; (e) election under Section 108(i) or Section 965 of the Code; (f) “long-term contracts” that are subject to a method of accounting provided in Section 460 of the Code or any deferred income pursuant to Section 451(c), Section 455 of the Code, or Section 456 of the Code (or any corresponding provision of state or local law), IRS Revenue Procedure 2004-34; (g) interest held in a “controlled foreign corporation” (as that term is defined in Section 957 of the Code) or in any partnership on or before the Closing Date; (h) use of the cash method of accounting for Tax purposes; or (i) prepaid or deferred amount received for a Tax period ending on or prior to the Closing Date; (xiv) the Target Company is not, nor has ever been, included in any consolidated, combined or unitary Tax Return; (xv) there are no pending or threatened in writing disputes, claims, audits, examinations or other proceedings regarding any material Taxes of the  Target Company or the assets of the  Target Company, no deficiency with respect to a material amount of Taxes has been proposed, asserted or assessed against the  Target Company; and to the Knowledge of the Owners, no issue has been raised by a Taxing Authority in any prior Action relating to the  Target Company with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the  Target Company for any other period; (xvi) the Target Company is not a party to any Contract for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by the  Target Company by reason of Section 162 or 404 of the Code; (xvii) during the last two years, the Target Company has not engaged in any exchange under which gain realized on the exchange was not recognized under Section 1031 of the Code; (xviii)  there are no joint ventures, partnerships, limited liability companies, or other arrangements or contracts to which the  Target Company is a party and that are reasonably likely to be treated as partnerships for federal income Tax purposes; (xix) the Target Company is and has been at all times since their formation treated as C corporations for federal income Tax purposes and for all similar or corresponding state and local income Tax purposes, will remain C corporations for all such purposes up to and including the Closing Date, and have filed all of their Tax Returns consistent with such treatment and no Tax Authority has taken a position inconsistent with such treatment; (xx) the Target Company is not currently, nor will for any period for which a Tax Return has not been filed be, required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 263A of the Code (or any corresponding provisions of state, local or foreign Law) as a result of transactions, events or accounting methods employed prior to the transactions contemplated by this Agreement; (xxi) the Target Company has disclosed on its Tax Returns any Tax reporting position taken which could result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or foreign Law); (xxii) the Target Company has not consummated, entered into, or participated in, or is currently participating in, any transaction which was or is a “tax shelter” transaction as defined in Sections 6662 or 6111 of the Code or the Treasury Regulations promulgated thereunder; (xxiii) the Target Company has not participated in, or is currently participating in (a) a “Listed Transaction” or a “reportable transaction” (within the meaning of Section 6707A of the Code or Treasury Regulations §1.6011-4 or any predecessor thereof) or any transaction requiring disclosure under a corresponding provision of state, local, or foreign Law or (b) any “nondisclosed noneconomic substance transaction” within the meaning of Section 6662(i)(2) of the Code; (xxiv) the Target Company has not been a party to a transaction that does not have economic substance within the meaning of Section 7701(o) of the Code or that fails to meet the requirements of any similar rule of law as used in Section 6662(b)(6) of the Code; (xxv) the unpaid Taxes of the Target Company (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Balance Sheet (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Target Company in filing its Tax Returns; (xxvi) no intangible asset of the  Target Company that is acquired directly or indirectly as a result of the Transactions will be subject to Section 197(f)(9) of the Code; (xxvii) the Target Company is on the accrual method of accounting; (xxvii) after the Merger, the Surviving Corporation will own substantially all the assets (as defined for Code Section 368 and applicable Treasury Regulations) of the Target Company; (xxviii) during the past two (2) years, the Target Company has not distributed the stock of another Person, or had their stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code Section 355 or Code Section 361; (xxix) the Target Company has never had a permanent establishment in any country other than the United States; and (xxx) the Target Company has not claimed any employee retention credit or any other Tax credit or Tax benefits under any provision of the 2020 Tax Acts. No amount may be nondeductible under Section 280G of the Code or result in any excise tax under Section 4999 of the Code.

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3.30        Environmental Laws.

(a)    The Target Company is, and for the past three (3) years has been, in material compliance with all Environmental Laws and has not received from any Person any (i) Environmental Notices or Environmental Claims, or (ii) written requests for information pursuant to any Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b)    The Target Company has obtained and is in material compliance with all Environmental Permits necessary for the ownership, lease, operation or use of the business and assets as conducted by the Target Company as of the Closing Date.

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(c)    Except as set forth in Schedule 3.30(c), to the Knowledge of the Owners, there has been no Release of Hazardous Materials by the Target Company or, to the Knowledge of the Owners, at any real property currently operated or leased by the Target Company, and the Target Company has not received an Environmental Notice that any real property currently operated or leased by the Target Company (including soils, groundwater, surface water, buildings and other structures located on any such real property) has been contaminated with any Hazardous Material, in each case which would reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Laws or the term of any Environmental Permit by the Target Company.

(d)    To the Knowledge of the Owners, none of the following exists at any of the Owned Real Property or Leased Real Property: (i) underground storage tanks, (ii) friable asbestos-containing material, (iii) materials or equipment containing polychlorinated biphenyls or per- and polyfluoroalkyl substances and owned by the Target Company, (iv) groundwater monitoring wells, drinking water wells, or production water wells, or (v) landfills, surface impoundments, or disposal areas.

(e)    The Target Company (i) has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, released, or exposed any Person to any Hazardous Materials, (ii) does not own or operate any property or facility (including any real property owned, used or leased by the Target Company), nor formerly owned or operated any real property, that is or has been contaminated by any Hazardous Materials, in each case that would give rise to any material liabilities or obligations of the Target Company pursuant to any Environmental Laws, and (iii) has not assumed by contract, consent order or by operation of Law any liability or obligation under any Environmental Law (including any obligation to remediate any release of Hazardous Materials).

(f)    The Target Company has made available to the Acquirer any and all environmental reports, studies, audits, records, sampling data, site assessments and other similar documents with respect to the business or assets of the Target Company or any real property or other assets of the Target Company which are in the possession or control of or used by Owners or the Target Company.

(g)    Acquirer acknowledges that some Hazardous Materials are used in the normal course of the Target Company’s business, and that such Hazardous Materials have been in all material respects used in compliance with applicable Environmental Laws consistent with the operation of the Business.

(h)    To the Knowledge of the Owners, there are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by the Target Company such as could give rise to any material liability or corrective or remedial obligation of the Target Company under any Environmental Laws or that could be reasonably expected to impact adversely the ownership, use, operation or transferability of any such properties.

3.31        Nuclear Laws. The Target Company is, and has been since January 1, 2019, in compliance in all material respects with all applicable Nuclear Laws. The Target Company has Permits applicable to the Business that are issued by the NRC or any applicable state agency pursuant to the requirements of all Nuclear Laws and all such Permits are in full force and effect. The Target Company has not received any written notification which remains unresolved that it is in violation of any of such Permit, or any order, rule, regulation, or decision of the NRC or applicable state agency with respect to the Business.

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3.32        Healthcare.

(a)    The Target Company is, and has been since January 1, 2019, in compliance in all material respects with all applicable healthcare Laws, including the Federal Food, Drug, and Cosmetic Act (“FDCA”); (iii) all federal or state criminal or civil fraud and abuse Laws (including the federal Anti-Kickback Statute (42 U.S.C. §1320a-7(b)), the Civil Monetary Penalties Law (42 U.S.C. §1320a-7(a)), the Sunshine Act (42 U.S.C. §1320a-7(h)), the Exclusion Law (42 U.S.C. §1320a-7), the Criminal False Statements Law (42 U.S.C. §1320a-7b(a), Stark Law (42 U.S.C. §1395nn), the False Claims Act (31 U.S.C. §§3729 et seq. 42 U.S.C. §1320a-7b(a)), HIPAA, (42 U.S.C. §§1320d et seq.), and any comparable state or local Laws) and; (iv) any applicable state licensing, disclosure and reporting requirements (all of the foregoing, collectively, “Healthcare Laws”). The Target Company has not received written notification of any pending Action from the FDA or any other similar regulatory authority alleging that any operation or activity of the Target Company is in material violation of any applicable Healthcare Law.

(b)    All material preclinical and clinical investigations conducted or sponsored by the Target Company and intended to be submitted to a regulatory authority to support a regulatory approval are being conducted in compliance in all material respects with all applicable Healthcare Laws administered or issued by the applicable Authority, including, as applicable, (i) the FDA regulations for conducting non-clinical laboratory studies contained in Title 21 part 58 of the Code of Federal Regulations, (ii) applicable FDA requirements for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials contained in Title 21 parts 50, 54, 56 and 312 of the Code of Federal Regulations and (iii) applicable federal, state and foreign Healthcare Laws restricting the use and disclosure of individually identifiable health information, including HIPAA.

(c)    All material reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any other regulatory authority by the Target Company have been so filed, maintained or furnished, and the Target Company has made copies of each of the foregoing available to Acquirer. To the Knowledge of the Owners, all such reports, documents, claims, permits and notices were complete and accurate on the date filed (or were corrected in or supplemented by a subsequent filing). Neither the Target Company nor, to the Knowledge of the Owners, any officer, employee or agent of the Target Company has (i) made an untrue statement of a material fact or any fraudulent statement to the FDA or any other regulatory authority, (ii) failed to disclose a material fact required to be disclosed to the FDA or any other regulatory authority or (iii) committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to provide a reasonable basis for the FDA or any other regulatory authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy. Neither the Target Company nor, to the Knowledge of the Owners, any officer, employee or agent of the Target Company has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. §335a(a) or any similar Healthcare Law or authorized by 21 U.S.C. §335a(b) or any similar Healthcare Law. Neither the Target Company nor, to the Knowledge of the Owners, any officer, employee or agent of the Target Company has been convicted of any crime or engaged in any conduct for which such person could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act of 1935 or any Healthcare Law. As of the date of this Agreement, no Actions that would reasonably be expected to result in material debarment or exclusion are pending or, to the Knowledge of the Owners, threatened in writing against the Target Company or, to Knowledge of the Owners, any of its officers, employees, contractors, suppliers (in their capacities as such) or other entities or individuals performing research or work on behalf of the Target Company. The Target Company is not party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Authority.

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(d)    The Target Company has not received any written notice, correspondence or other communication from the FDA or any other regulatory authority or from any institutional review board requiring the termination, suspension or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, the Target Company.

(e)    As of the date of this Agreement, no data generated by the Target Company with respect to its products is the subject of any written regulatory Action, either pending or, to the Knowledge of the Owners, threatened, by any Authority relating to the truthfulness or scientific integrity of such data.

(f)    To the Knowledge of the Owners, no product manufactured or distributed by the Target Company is (i) adulterated within the meaning of 21 U.S.C. §351 (or any similar Healthcare Law), or (ii) misbranded within the meaning of 21 U.S.C. § 352 (or any similar Healthcare Law). As of the date of this Agreement, since January 1, 2019, neither the Target Company nor, to the Knowledge of the Owners, any of its respective contract manufacturers has received any FDA Form 483, warning letter, untitled letter, or other similar correspondence or written notice from the FDA or any other regulatory authority alleging or asserting material noncompliance with any applicable Healthcare Laws or Permits issued to the Target Company by the FDA or any other regulatory authority. No manufacturing site owned by the Target Company or, to the Knowledge of the Owners, any of their respective contract manufacturers, is or has been since January 1, 2019, subject to a shutdown or import or export prohibition imposed by FDA or another regulatory authority.

3.33        Finders’ Fees. There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Target Company or any of their respective Affiliates who will be entitled to any brokerage, finder’s, investment banker, financial advisor or other similar fees, commission or like payment as a result of or in connection with the consummation of the transactions contemplated by this Agreement.

3.34        Powers of Attorney and Suretyships. The Target Company has no general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

3.35        Certain Business Practices. Neither the Target Company, nor any director, officer, agent or employee of any of the Target Company, or any Person acting on behalf of any of the foregoing has, directly or indirectly (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Target Company, nor any director, officer, agent or employee of the Target Company, or any Person acting on behalf of any of the foregoing has, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Target Company or assist the Target Company in connection with any actual or proposed transaction.

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3.36        Money Laundering Laws. The operations of the Target Company are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”), and no Action involving the Target Company with respect to the Money Laundering Laws is pending or, to the Knowledge of the Owners, threatened.

3.37        OFAC. Neither the Target Company, nor any director or officer of the Target Company, or any agent, employee, Affiliate or Person acting on behalf of any of the foregoing is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Target Company has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

3.38        Not an Investment Company. The Target Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

3.39        Information Supplied. None of the information supplied or to be supplied by the Target Company and/or the Owners expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to the Acquirer’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement will, at the date of filing as it may be updated for a future filing, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by the Target Company and/or the Owners). Notwithstanding the foregoing, no representation or warranty is made by the Target Company with respect to statements made or incorporated by reference therein based on information that was not supplied by or on behalf of the Target Company.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE OWNERS

Except as set forth in the corresponding sections or subsections of the Disclosure Schedules, each Owner, severally and not jointly, as to itself only, represents to the Acquirer as of the date hereof and as of the Closing Date as follows:

4.1         Ownership of Interests; Authority.

(a)    Such Owner is the record and beneficial owner of the Equity Interests (in such number, class and series) of the Target Company set forth opposite his, her, or its name on Schedule 4.1(a) and has valid, good and marketable title to such Equity Interests free and clear of any and all Liens, other than transfer restrictions arising from applicable securities laws and applicable agreements. Such Owner is not party to any option, warrant, purchase right, or other contract or commitment that could require such Owner to sell, transfer, or otherwise dispose of the Equity Interests of the Target Company (other than pursuant to this Agreement). Other than as may be set forth in the Organizational Documents of the Target Company, such Owner is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Equity Interests of the Target Company. Upon the consummation of the transactions contemplated by this Agreement, at the Closing, the Acquirer will acquire from such Owner valid, good and marketable title to such Equity Interests free and clear of all Liens, other than Liens created by the Acquirer or transfer restrictions arising from applicable securities laws and applicable agreements.

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(b)    Such Owner has full legal capacity, power and authority to execute and deliver this Agreement and the Additional Agreements to which such Owner is a party, to perform such Owner’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Additional Agreements to which such Owner is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Additional Agreement entered into after the date of this Agreement, will be, upon execution thereof), duly authorized by all necessary action on the part of such Owner. This Agreement has been (and each of the Additional Agreements to which each Owner is or will be a party will be, upon execution thereof) duly and validly executed and delivered by such Owner and are, or upon their execution and delivery will be, valid, legal and binding obligations of such Owner, enforceable against each Owner in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c)    Such Owner is not a “foreign person” within the meaning of Section 1445 and 1446(f) of the Code.

4.2         Approvals and Consents. No Consent is required to be made or obtained by such Owner (whether to or from Authority or other Person) in connection with the execution, delivery and performance of this Agreement by such Owner and each of the Additional Agreements and to which he, she or it is a party or the consummation of the transactions contemplated hereby or thereby, except as set forth on Schedule 4.2.

4.3         Non-Contravention. Neither the execution, delivery or performance by such Owner of this Agreement and each of the Additional Agreements to which such Owner is or will be a party, nor the consummation of the transactions contemplated hereby and thereby, will, directly or indirectly (with or without notice or the passage of time or both) (i) contravene, conflict with, constitute a default under or a breach of the Organizational Documents of such Owner if it is not a natural person, (ii) violate or result in a breach of, contravene, conflict with or constitute a default under any provision of any Law or Order to which such Owner, or the Equity Interests of the Target Company owned by any such Owner, or assets owned by such Owner, is subject, (iii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation, or acceleration of any right or obligation of such Owner or any payment or reimbursement or to a loss of any benefit to which such Owner is entitled under any provision of any agreement to which such Owner is a party or by which any of its properties or assets (including any of the Equity Interests of the Target Company) are bound, (iv) result in the creation or imposition of any Lien on any of Owner’s Equity Interests in the Target Company except for any Liens imposed hereunder.

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4.4         Litigation. Except as set forth on Schedule 4.4, there is no Action pending or, to the Actual Knowledge of such Owner, threatened, against such Owner or its assets and properties (including the Equity Interests of the Target Company) or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. Such Owner is not subject to any Order that would prevent consummation of the transaction or materially impair the ability of such Owner to perform its obligations hereunder.

4.5         Investment Representations.

(a)    Such Owner is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Owner acknowledges that the Acquirer has the right to require evidence of such Owner’s status as an accredited investor, if necessary.

(b)    Such Owner acknowledges that it has prior investment experience or has employed the services of an investment advisory, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and such Owner represents that it, he or she, as the case may be, understands the highly speculative nature of an investment in shares of Acquirer Common Stock which may result in the loss of the total amount of such investment.

(c)    Such Owner has adequate means of providing for such Owner’s current needs and possible personal contingencies, and such Owner has no need, and anticipates no need in the foreseeable future, for liquidity in such Owner’s investment in shares of the Acquirer Common Stock. Such Owner is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, such Owner is able to hold the shares of Acquirer Common Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.

(d)    Except as otherwise set forth in Article 5, the Acquirer has not and is not making any representations or warranties to the Owners or providing any advice or information to the Owners (other than information in the Acquirer’s SEC Documents). Such Owner acknowledges that it has retained its own professional advisors to evaluate the tax and other consequences of an investment in the shares of Acquirer Common Stock.

(e)    Such Owner understands and consents to the placement of a legend on any certificate or other document evidencing shares of Acquirer Common Stock delivered to such Owner pursuant to the terms of this Agreement stating that such shares of Acquirer Common Stock has not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. Each certificate evidencing the shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of shares of the Acquirer Common Stock pursuant to this Agreement:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

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IN ADDITION, THE RIGHT TO SELL THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS.

4.6         Finders’ Fees. There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of any Owner or any of their respective Affiliates who will be entitled to any brokerage, finder’s, investment banker, financial advisor or other similar fees, commission or like payment as a result of or in connection with the consummation of the transactions contemplated by this Agreement.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE ACQUIRER AND MERGER SUB

The Acquirer and Merger Sub hereby represent and warrant to the Owners that as of the date hereof and as of the Closing Date, except as set forth in the corresponding sections or subsections of the Disclosure Schedules:

5.1         Corporate Existence and Power. The Acquirer and the Merger Sub are each a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Acquirer and Merger Sub has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

5.2         Corporate Authorization. Subject to the receipt of the Acquirer Stockholder Approval, the execution, delivery and performance by the Acquirer and Merger Sub of this Agreement and the Additional Agreements to which the Acquirer or Merger Sub is or will be a party and the consummation by the Acquirer and Merger Sub of the transactions contemplated hereby and thereby are within the corporate powers of the Acquirer and Merger Sub, as applicable, and have been (or, in the case of any Additional Agreements entered into after the date of this Agreement, will be, upon execution thereof) duly authorized by all necessary corporate action on the part of the Acquirer and Merger Sub. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been (A) duly and validly authorized and approved by the Board of Directors of the Acquirer and Merger Sub and (B) determined by the Board of Directors of the Acquirer and Merger Sub as advisable to the Acquirer’s or the Merger Sub’s stockholders, as applicable, and recommended for the Acquirer Stockholder Approval. This Agreement has been (and each of the Additional Agreements to which the Acquirer or Merger Sub, as applicable, is or will be a party will be, upon execution thereof) duly executed and delivered by the Acquirer or Merger Sub, as applicable, and constitutes or will constitute, upon their execution and delivery, as applicable, a valid, legal and binding obligation of the Acquirer or Merger Sub, as applicable, (assuming this Agreement has been and the Additional Agreements to which the Acquirer or Merger Sub, as applicable, is or will be party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other parties thereto), enforceable against the Acquirer or Merger Sub, as applicable, in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

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5.3         Approval and Consents. No Consent is required to be made or obtained by the Acquirer or Merger Sub (whether to or from any Person or Authority) in connection with the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby, (a) such Consents as may be required under the Exchange Act or the Securities Act, (b) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of the NYSE American, (c) the Acquirer Stockholder Approval, and (d) as set forth on Schedule 5.3.

5.4         Non-Contravention. Neither the execution, delivery and performance by the Acquirer and Merger Sub of this Agreement and the Additional Agreements to which the Acquirer or Merger Sub, as applicable, is or will be a party nor the consummation by the Acquirer and Merger Sub of the transactions contemplated hereby or thereby will (a) conflict with or result in any breach of any provision of the Acquirer’s or the Merger Sub’s Organizational Documents, or (b) subject to the filings and other matters referred to in Section 5.3, contravene or conflict with or constitute a violation of any Law binding upon the Acquirer or Merger Sub, except, in each case, for violations which would not prevent or materially delay the consummation of the transactions contemplated hereby or have an Acquirer Material Adverse Effect.

5.5         Finders’ Fees. Other than Oppenheimer & Co. Inc., there is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Acquirer or Merger Sub who might be entitled to any brokerage, finder’s, investment banker, financial advisor or other similar fees, commission or like payment as a result of or in connection with the consummation of the transactions contemplated by this Agreement.

5.6         Litigation and Proceedings. Except as set forth in Schedule 5.6, there are no pending or, to the Knowledge of the Acquirer, threatened, Actions against the Acquirer, Merger Sub, their respective properties or assets, or, to the Knowledge of the Acquirer, any of their respective directors or officers (in their capacity as such) which has not been disclosed in the Acquirer SEC Documents. There are no investigations or other inquiries pending or, to the Knowledge of the Acquirer, threatened Orders against the Acquirer, Merger Sub, their respective properties or assets, or, to the Knowledge of the Acquirer, any of their respective directors or officers (in their capacity as such) which has not been disclosed in the Acquirer SEC Documents. As of the date hereof, the Acquirer and Merger Sub are in compliance with all applicable Laws in all material respects, except as could not, individually or in the aggregate, reasonably be expected to have an Acquirer Material Adverse Effect.

5.7         Issuance of Shares. The Exchange Shares (including the Escrow Shares) when issued in accordance with this Agreement, will be duly authorized and validly issued, will be fully paid and nonassessable, and will be issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, the Acquirer’s Organizational Documents, or any material Contract to which the Acquirer is a party or otherwise bound.

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5.8         Capitalization.

(a)    The authorized share capital of the Acquirer consists of Two Hundred Million (200,000,000) shares of Acquirer Common Stock and Seven Million (7,000,000) shares of Acquirer Preferred Stock. As of the close of business on the day prior to the date of execution of this Agreement, (i) 142,112,766 shares of Acquirer Common Stock and no shares of Acquirer Preferred Stock were issued and outstanding; (ii) no shares of Acquirer Common Stock were held by Acquirer in its treasury, (iii) 7,921,500 shares of Acquirer Common Stock were reserved for issuance under the Acquirer Plan, (iv) 2,645,738 shares of Acquirer Common Stock were issuable upon the exercise of outstanding Acquirer warrants, and (v) 10,806,200 shares of Acquirer Common Stock were issuable upon the outstanding options. All outstanding shares of Acquirer Common Stock are duly authorized, validly issued, fully paid and nonassessable. Except as set forth above, as of the date hereof, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements, or commitments of any character relating to the securities of the Acquirer or obligating the Acquirer to issue or sell any shares of securities of, or any other interest in, the Acquirer including, without limitation on voting agreements and agreements to repurchase, redeem or often acquire any securities of the Acquirer. Except as set forth above, as of the date hereof, the Acquirer does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. All issued and outstanding equity interests of the Acquirer (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (A) the Acquirer’s Organizational Documents, and (B) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Acquirer’s Organizational Documents or any Contract to which the Acquirer is a party or otherwise bound. Immediately prior to Closing, Acquirer will amend its Certificate of Incorporation and have not less than Four Hundred Million (400,000,000) shares of authorized capital stock which will be a sufficient amount to consummate the Transactions.

(b)    Stock Awards. As of the close of business on the day prior to the date of execution of this Agreement, an aggregate of 7,921,500 shares of Acquirer Common Stock were reserved for issuance pursuant to Acquirer Stock Options not yet granted under the Acquirer Stock Plans. All shares of Acquirer Common Stock subject to issuance under the Acquirer Plans including the Acquirer Stock Options constituting Merger Consideration to be issued pursuant to Article 2 upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(c)         Voting Debt. No bonds, debentures, notes, or other indebtedness issued by the Acquirer or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of the Acquirer or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Acquirer or any of its Subsidiaries, are issued or outstanding (collectively, the “Acquirer Voting Debt”).

(d)         Subsidiary Securities. As of the date hereof, there are no outstanding: (i) securities of any of the Acquirer’s Subsidiaries convertible into or exchangeable for Acquirer Voting Debt, capital stock, voting securities, or other ownership interests in the Acquirer or any Subsidiary of Acquirer; (ii) options, warrants, or other agreements or commitments to acquire from the Acquirer or any of its Subsidiaries, or obligations of the Acquirer or any of its Subsidiaries to issue, any Acquirer Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of the Acquirer; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of Acquirer, in each case that have been issued by a Subsidiary of the Acquirer (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Acquirer Subsidiary Securities”).

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5.9         Internal Controls; Listing; Financial Statements. The Acquirer maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(a)    Except as disclosed in the Acquirer SEC Documents, the Acquirer Financial Statements (including the related notes and schedules thereto) (i) fairly present in all material respects the financial position of Acquirer and its consolidated subsidiaries, as at the respective dates thereof, and the results of operations, changes in stockholders’ equity and consolidated cash flows for the respective periods then ended, (ii) were prepared in conformity with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) comply as to form in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof. The Acquirer has no off-balance sheet arrangements.

(b)    There are no outstanding loans or other extensions of credit made by the Acquirer to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Acquirer (except normal advances for business expenses in the ordinary course of business).

5.10        Reporting Company. The Acquirer is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Exchange Act, and the shares of Acquirer Common Stock are registered pursuant to Section 12(b) of the Exchange Act. There is no legal proceeding pending or, to the Knowledge of Acquirer, threatened in writing against the Acquirer by the SEC with respect to the deregistration of the shares of Acquirer Common Stock under the Exchange Act. The Acquirer has taken no action that is designed to terminate the registration of the shares of Acquirer Common Stock under the Exchange Act. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Acquirer SEC Documents. To the Knowledge of the Acquirer, none of the Acquirer SEC Documents or furnished documents on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

5.11        Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement. All of the issued and outstanding capital stock of Merger Sub is owned directly by Acquirer.

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5.12        Undisclosed Liabilities. The Acquirer has no Liabilities of a nature that would be required under U.S. GAAP to be disclosed on a balance sheet or the notes thereto, except for (i) Liabilities disclosed or reserved against in the balance sheet included in the most recent Acquirer Financial Statements or in the notes to the most recent Acquirer Financial Statements, (ii) Liabilities arising in the ordinary course of business consistent with past practice since the date of the most recent Acquirer Financial Statement, (iii) Liabilities incurred in connection with the Transactions, and (iv) Liabilities that would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect.

5.13        Acquirer SEC Documents . The Acquirer has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by the Acquirer with the SEC since January 1, 2020, under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto (the “Acquirer SEC Documents”). The Acquirer SEC Documents were prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Acquirer SEC Documents did not at the time they were filed with the SEC (except to the extent that information contained in any Acquirer SEC Document has been or is revised or superseded by a later filed Acquirer SEC Document, then on the date of such subsequent filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 5.13, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC. The Acquirer is currently eligible, and will use commercially reasonable efforts to maintain eligibility, to use Form S-3 for secondary offerings.

5.14        Fairness Opinion. The Acquirer has received the opinion of Oppenheimer & Co. Inc. (and, if it is in writing, has provided a copy of such opinion to Target Company) to the effect that, as of the date of this Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Exchange Ratio is fair, from a financial point of view, to the Acquirer, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified (the “Fairness Opinion”).

5.15        Undisclosed Liabilities. The audited balance sheet of the Acquirer dated as of March 31, 2022, contained in the Acquirer SEC Documents filed prior to the date hereof is hereinafter referred to as the “Acquirer Balance Sheet.” Neither the Acquirer nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Acquirer Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Acquirer Balance Sheet in the ordinary course of business consistent with past practice; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect.

5.16        NYSE American Compliance. The Acquirer is in compliance in all material respects with all of the applicable listing and corporate governance rules of the NYSE American.

5.17        Section 16 Statements. To the Knowledge of the Acquirer, each director and executive officer of the Acquirer has filed with the SEC all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder.

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5.18        Absence of Certain Changes or Events. Since the date of the Acquirer Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or as set forth on Schedule 5.18, the business of the Acquirer and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred any Acquirer Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect.

5.19        Compliance; Permits.

(a)    The Acquirer and each of its Subsidiaries are and, since March 31, 2022, have been in compliance with, all Laws or Orders applicable to the Acquirer or any of its Subsidiaries or by which the Acquirer or any of its Subsidiaries or any of their respective businesses or properties is bound, except for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect. Since March 31, 2022, no Governmental Entity has issued any notice or notification stating that the Acquirer or any of its Subsidiaries is not in compliance with any Law, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect.

(b)    Permits. The Acquirer and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all Permits except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Acquirer or any of its Subsidiaries is pending or, to the Knowledge of the Acquirer, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect. The Acquirer and each of its Subsidiaries is and, since March 31, 2022, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, an Acquirer Material Adverse Effect.

5.20        No Other Representations and Warranties. Except as provided in this Article 5, none of the Acquirer, Merger Sub, or any of their respective Affiliates nor any of their respective directors, officers, employees, equity holders, or representatives has made, or is making, any representation or warranty whatsoever, express or implied, at law or in equity, to the Owners or their respective Affiliates, and any such other representations or warranties are hereby disclaimed by such Persons and no such Persons shall be liable in respect of the accuracy or completeness of any information provided to the Owners.

ARTICLE 6
COVENANTS

6.1        Conduct of the Business of the Parties.

(a)    From the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Acquirer and the Target Company shall conduct their respective businesses only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices in al material respects, cause all of its Taxes to be paid as they become due, and shall not enter into any material transactions without the prior written consent of the Other Party or except as set forth on Schedule 6.1(a), and shall use their commercially reasonable efforts to preserve intact their business relationships with employees, clients, suppliers and other third parties.

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(b)    Without limiting the generality of the foregoing, from the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, without the Other Party’s prior written consent which shall not be unreasonably withheld, conditioned or delayed or as necessary to consummate any material transaction set forth on Schedule 6.1(b), neither the Acquirer nor the Target Company shall undertake the following:

(i)    amend, restate, modify or supplement any of their Organizational Documents except as specifically contemplated hereby or in the Proxy Statement;

(ii)    amend or modify (other than in the ordinary course of business consistent with past practice), waive any rights under or provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any Material Contract; or enter into any Contract that, if in effect as of the date hereof, would constitute a Material Contract, other than Contracts in the ordinary course of business consistent with past practice that do not obligate such party thereto to make annual payments in excess of $25,000 or have a term longer than three (3) years;

(iii)    make any capital expenditures in excess of $25,000 individually or $100,000 in the aggregate, except as contemplated on Schedule 6.1(b)(iii);

(iv)    sell, lease, license or otherwise dispose of its assets;

(v)    pay, declare, set aside, make or promise to pay any distributions with respect to its Equity Interests, except as contemplated on Schedule 6.1(b)(v); or redeem, repurchase or otherwise acquire any of its Equity Interests of the Target Company; or effect any recapitalization, reclassification, or like changes in its capitalization;

(vi)    except as set forth on Schedule 6.1(b)(vi), enter into, amend, modify, or terminate any material employment, independent contractor, consulting, deferred compensation or other similar agreement with any director, officer, employee, or individual independent contractor or consultant (whether or not doing business as an entity) of such party, or authorize any salary increase or change the bonus or profit sharing policies of such party;

(vii)    except as set forth on Schedule 6.1(b)(vii), grant, implement or adopt any retention, change-in-control or other similar payments that are contingent on the recipient providing continued services following the Closing or experiencing a termination without cause following the Closing;

(viii)    enter into, amend, modify, or terminate any collective bargaining agreement or other Contract with a Union;

(ix)    conduct or implement any salary or wage reductions, furloughs, reductions in hours, group terminations, layoffs, or other measures affecting its employees of the Target Company (whether or not arising out of or related to COVID-19);

(x)    except as contemplated on Schedule 6.1(b), obtain or incur any loan or other Indebtedness or guarantee any Indebtedness of any Person, except drawings under its existing lines of credit in the ordinary course of business;

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(xi)    create, suffer or incur any Lien, except for Permitted Liens, on its Equity Interests or assets;

(xii)    suffer any damage, destruction or loss of property related to its assets, whether or not covered by insurance;

(xiii)    delay, accelerate or cancel any receivables or Indebtedness owed to it or write off or make further reserves against the same;

(xiv)    except as set forth on Schedule 6.1(a), acquire in any manner any business or other Person or be acquired by any other Person (whether by merger or consolidation, the purchase or sale of an Equity Interest in or a material portion of the assets of or otherwise);

(xv)    allow any material insurance policy protecting its assets to lapse;

(xvi)    amend any of its plans set forth in Section 3.26(a) or fail to continue to make timely contributions thereto in accordance with the terms thereof;

(xvii)    make any change in its accounting principles or methods or write down the value of any Inventory or assets;

(xviii)    change its place of business or jurisdiction of organization;

(xix)    make or extend any loans or advances (other than travel or other expenses advanced to employees in the ordinary course of business not to exceed $10,000 individually or $100,000 in the aggregate) or any capital contributions to or investment in any Person;

(xx)    issue, sell, transfer, or otherwise dispose of any of its Equity Interests (including any capital stock, membership interests or other equity securities) or any securities exchangeable for or convertible into any of its Equity Interests (including options, warrants, rights of conversion or other rights, agreements, arrangements, or commitments obligating it to issue, deliver or sell any Equity Interests);

(xxi)    initiate any Actions or enter into, or propose to enter into, any releases, settlements or compromises of any Actions;

(xxii)    effect or agree to any material change in any practices or terms, including payment terms, with respect to customers or suppliers (including accelerating any accounts receivable or delaying any accounts payable);

(xxiii)    make or change any material Tax election, change any annual Tax accounting periods, amend any Tax Return, prepare or file any Tax Return materially inconsistent with past practice or, on any such Tax Return, take any position, make any election, or adopt any method that is materially inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods (including materially inconsistent positions, elections or methods that would have the effect of deferring income to periods ending after the Closing Date or accelerating deductions to periods ending on or before the Closing Date); settle or otherwise compromise any material claim relating to Taxes, enter into any closing agreement or similar agreement relating to Taxes, otherwise settle any material dispute relating to Taxes, or request any ruling or similar guidance with respect to Taxes;

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(xxiv)    enter into any Contract or arrangement between it, on the one hand, and its stockholders or Affiliate of its stockholders, on the other hand; or

(xxv)    agree to do any of the foregoing.

(c)    From the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, neither the Acquirer nor the Target Company shall (i) take or agree to take any action that might make any of its representations or warranties inaccurate or misleading in any material respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being materially inaccurate or misleading in any respect at any such time.

(d)    Prior to the Closing, the Acquirer shall, and shall cause its Subsidiaries to comply with, and continue performing under, as applicable, the Acquirer’s and Merger Sub’s Organizational Documents, as applicable.

6.2        Intentionally Omitted.

6.3        Access to Information. From the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Acquirer and the Target Company shall (a) provide to the Other Party, its legal counsel and other Representatives reasonable access to its offices, properties and Books and Records, (b) furnish to the Other Party, its legal counsel and other Representatives such information relating to its business as such Persons may reasonably request and (c) cause its employees, legal counsel, accountants and Representatives of the Target Company to reasonably cooperate with the Other Party in its investigation of its business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation or warranty given hereunder and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the Other Party’s business. Neither the Acquirer, the Target Company, nor any their respective Subsidiaries shall be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention. Prior to the Closing, Acquirer and its Representatives shall not contact or communicate with the employees, contractors, customers, suppliers, regulators and other business relations of the Target Company in connection with the transactions contemplated hereby except (i) in connection with obtaining any Consent required in connection with this Agreement or the transactions contemplated hereby, or (ii) with the prior written consent of the Target Company (which shall not be unreasonably withheld, conditioned or delayed), provided that the Target Company shall have the right to have a Representative present during any such contact in the event that it consents to such contact.

6.4        Notices of Certain Events by Owners. The Acquirer and the Target Company shall promptly notify the Other Party of:

(a)    any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges hereunder to any such Person or create any Lien on the Acquirer’s or Target Company’s Equity Interests, assets or liabilities;

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(b)    any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)    any Actions commenced or threatened against, relating to or involving or otherwise affecting any Party, Equity Interests of the Acquirer or the Target Company, or the Acquirer’s or the Target Company’s assets, liabilities, or their respective businesses or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)    the occurrence of any fact or circumstance which constitutes or results, or might reasonably be expected to constitute or result, in an Acquirer Material Adverse Effect or Material Adverse Change;

(e)    the occurrence of any fact or circumstance which results, or might reasonably be expected to result, in any representation made hereunder by such Party to be false or misleading in any respect or to omit or fail to state a material fact; and

(f)    if it becomes aware of any fact or condition that constitutes a breach of any representation or warranty made in Article 3 or Article 4 or any covenant that would cause the conditions set forth in Article 8, as applicable, not to be satisfied as of the Closing Date.

6.5        Annual and Interim Financial Statements; Additional Financial Information. After the date hereof and prior to the Closing, in addition to the Target Company Financial Statements, the Target Company shall provide the Acquirer with interim financial information of the Target Company no later than forty (40) calendar days following the end of each three-month quarter ending after the Balance Sheet Date prepared under U.S. GAAP in accordance with requirements of the Public Company Accounting Oversight Board for public companies and the corresponding quarterly periods for 2020 and 2021 (the “Required Financial Statements”). If the Target Company does not deliver the the Required Financial Statements as required by this Section 6.5, the Acquirer shall have the right to terminate this Agreement in accordance with Section 11.1(c) hereof. Required Financial Statements shall be accompanied by a certificate of Thijs Spoor, on behalf of the Target Company, to the effect that all such financial statements fairly present the financial position and results of operations of the Target Company as of the date or for the periods indicated, prepared under U.S. GAAP in accordance with requirements of the Public Company Accounting Oversight Board, except as otherwise indicated in such statements and subject to year-end audit adjustments (other than in the case of audited financial statements). The Target Company will promptly provide additional financial information requested by the Acquirer for inclusion in the Proxy Statement and any other filings to be made by the Acquirer with the SEC. If requested by the Acquirer, such information must be reviewed or audited by the Target Company’s auditors.

6.6        Employees of the Target Company. The Target Company shall satisfy all obligations of the Target Company applicable to its employees accrued under U.S. GAAP, whether arising by operation of Law, by Contract, by past custom or otherwise, for payments by the Target Company to any trust or other fund or to any Authority, with respect to, social security insurance benefits, unemployment or disability compensation benefits or otherwise.

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6.7         Restrictive Covenants.

(a)    Non-Competition. Each Owner of more than five percent (5%) of the outstanding capital stock of the Target Company as of the Closing Date (each, a “Significant Owner” and, collectively, the “Significant Owners”) agrees that, during the Restricted Period, such Owner shall not, and shall cause such Owner’s Affiliates not to, (a) engage directly or indirectly in the Restricted Business anywhere in the Restricted Territory; or (b) directly or indirectly be or become an officer, director, stockholder, owner, Affiliate, partner, member, investor, joint venture, employee, agent, representative, consultant, lender, advisor, manager of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in the Restricted Business anywhere in the Restricted Territory; provided, however, that any Significant Owner may, without violating this Section 6.7(a), own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in the Restricted Business if (i) such shares are actively traded on an established national securities market in the United States or any other foreign securities exchange, (ii) the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by the applicable Significant Owner and the number of shares of such corporation’s capital stock that are owned beneficially (directly or indirectly) by such Significant Owner’s Affiliates collectively represent less than three percent (3%) of the total number of shares of such corporation’s capital stock outstanding, and (iii) neither such Significant Owner nor any Affiliate of such Significant Owner is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation.

(b)    Non-Solicitation of Customers and Other Business Relations. During the Restricted Period, each Significant Owner shall not, and shall cause such Significant Owner’s Affiliates not to, directly or indirectly solicit, induce or attempt to induce any Person who, during the preceding two-year period, has a business relationship with the Target Company, Acquirer, or any of their Affiliates (including any customer, licensee, supplier, manufacturer or vendor) (i) to cease doing business with Acquirer, the Target Company, or any of their Affiliates, or (ii) to diminish or materially alter in a manner harmful to the Acquirer, the Target Company, or any of their Affiliates such Person’s relationship with the Acquirer, the Target Company, or any of their Affiliates, or (iii) to purchase, contract for or receive any products or services from any Person (other than the Acquirer, the Target Company, or any of their Affiliates) that engages in the Restricted Business anywhere within the Restricted Territory; provided, however, that nothing contained in this Section 6.7(b) shall prevent any Significant Owner from contracting with a third party who has or had a business relationship with Acquirer, the Target Company or its Affiliates if such contracting does not adversely affect such third party’s business relationship with the Acquirer, the Target Company, or their Affiliates.

(c)    Hiring or Solicitation of Employees and Contractors. Each Significant Owner agrees that, during the Restricted Period, such Significant Owner shall not, and shall cause such Significant Owner’s Affiliates not to: (a) directly or indirectly hire any employee, independent contractor, or consultant or any person who was an employee, independent contractor, or consultant of the Target Company within the preceding six (6) months, or (b) directly or indirectly encourage, induce, attempt to induce, solicit or attempt to solicit (on such Significant Owner’s own behalf or on behalf of any other Person) any employee, independent contractor, or consultant to leave or curtail his or her employment or engagement with the Acquirer, the Target Company, or any of their Affiliates. Notwithstanding the foregoing, this Section 6.7(c) shall not prevent any Significant Owner from undertaking general solicitations of employment not targeted at employees, independent contractors, or consultants of the Acquirer, the Target Company, or any of their Affiliates (so long as the applicable Significant Owner does not, directly or indirectly, hire any such employee, independent contractor, or consultant).

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(d)    Confidentiality. During the Restricted Period, each Significant Owner will keep confidential any Confidential Information (as defined below) which is now or which hereafter may become known to such Significant Owner, as a result of such Significant Owner’s ownership interest in or employment with the Target Company, and shall not at any time during the Restricted Period, directly or indirectly, disclose any such information to any Person or use the same in any way other than in connection with the business of Acquirer, the Target Company, or their Affiliates. For purposes of this Section 6.7(d), “Confidential Information” shall mean any proprietary or confidential information of the Target Company, including but not limited to any trade secrets, research and development, confidential or secret designs, website technologies, content, processes, formulae, plans, manuals, devices, machines, know-how, methods, compositions, ideas, improvements, financial and marketing information, costs, pricing, sales, sales volume, salaries, methods and proposals, customer and prospective customer lists, customer identities, customer volume, or customer contact information, identity of key personnel in the employ of customers and prospective customers, amount or kind of customer’s purchases from the Target Company, manufacturer lists, manufacturer identities, manufacturer volume, or manufacturer contact information, identity of key personnel in the employ of manufacturers, amount or kind of the Target Company’s purchases from manufacturers, system documentation, hardware, engineering and configuration information, computer programs, source and object codes (whether or not patented, patentable, copyrighted or copyrightable), related software development information, inventions or other confidential or proprietary information belonging to the Target Company or directly or indirectly relating to the Target Company’s business and affairs. Notwithstanding the foregoing, the restrictions set forth herein shall not be applicable to any information which (i) is or becomes generally available to the public other than as a result of a disclosure by any Significant Owner, or (ii) becomes available to the applicable Significant Owner on a non-confidential basis from a source other than Acquirer, the Target Company, or their Affiliates or any of their respective officers, directors, agents or employees, provided that the source of such information is not known by such Significant Owner to be bound by a confidentiality agreement with or other obligation of secrecy to Acquirer, the Target Company, or their Affiliates or another party.

(e)    Non-Disparagement. During the Restricted Period, each Significant Owner shall not, and shall cause such Significant Owner’s Affiliates not to, directly or indirectly disparage the Acquirer, the Target Company, or their Affiliates in any way that would adversely affect the goodwill, reputation, or business relationships of Acquirer, the Target Company, or their Affiliates with the public generally, or with any customer, manufacturer, client, employee, independent contractor, supplier, licensee, advertiser or vendor of Acquirer, the Target Company, or any of their Affiliates, with the intent to harm such Person or relationship, provided that no Significant Owner shall be prevented from providing true testimony to the extent determined by counsel is required by any legal proceeding (or in any discovery in connection therewith) or investigation by a governmental authority.

(f)    Additional Definitions. As used in this Section 6.7, the following terms shall have the meanings set forth in this Section 6.7(f):

(i)    “Restricted Business” shall mean (i) the Business and any other business conducted or proposed to be conducted by the Target Company as of the Closing Date and (ii) the business conducted or proposed to be conducted by the Acquirer, the Target Company, and/or their Affiliates as of the Closing.

(ii)    “Restricted Period” means the two (2) year period beginning on the Closing Date; provided, however, that in the event of any breach on the part of any Significant Owner of any provision of this Section 6.7, the Restricted Period applicable to such Significant Owner shall be automatically extended by a number of days equal to the total number of days in the period from the date on which such breach shall have first occurred through the date as of which such breach shall have been fully cured.

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(iii)    “Restricted Territory” means: (a) each State and territory of the United States of America, including Washington, D.C.; (b) each country which is a member of the European Union; (c) the Republic of South Korea; and the Russian Federation.

(g)    Other Terms.

(i)    Reasonableness and Relief. Each Significant Owner acknowledges that the restrictions contained in this Agreement are a material and substantial part of the Transaction contemplated by this Agreement (supported by adequate consideration), and are fair, reasonable and necessary for the protection of the Acquirer’s and the Target Company’s legitimate business interests. Each Significant Owner further acknowledges that: (a) each Significant Owner is deriving substantial economic benefit from the receipt of Exchange Shares in connection with the Transaction; (b) each Significant Owner is entering into this Agreement solely in connection with the receipt of Exchange Shares and not in connection with any contemplated employment with Acquirer or any of its Affiliates; and (c) a breach of any of such covenants or any other provision of this Section 6.7 will result in irreparable harm and damage to the Acquirer, the Target Company, or their Affiliates that cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity (including, without limitation, money damages from any Significant Owner), Acquirer shall be entitled to a temporary restraining order, preliminary injunction or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any Significant Owner from breaching any such covenant or provision or to specifically enforce the provisions hereof, without the need to post any bond or other security. The Acquirer and the Significant Owners agree that each Significant Owner shall be severally liable for any such Significant Owner’s breach of the provisions of this Section 6.7, and shall not be jointly liable for any other Significant Owner’s breach of this Section 6.7 except to the extent such non-breaching Significant Owner contributed in some way to or conspired with the breaching Significant Owner with respect to such other Significant Owner’s breach of this Section 6.7.

(ii)    Independence of Obligations. Each Significant Owners’ obligations under this Section 6.7 are absolute and shall not be terminated or otherwise limited by virtue of any breach (on the part of Acquirer, the Target Company, any of their Affiliates or any other Person) of any other provision of this Agreement or any other agreement, or by virtue of any failure to perform or other breach of any obligation of Acquirer, the Target Company, any of their Affiliates or any other Person. In addition, the covenants and obligations of each Significant Owner set forth in this Section 6.7 shall be construed as independent of any other agreement or arrangement between each Significant Owner, on the one hand, and Acquirer, the Target Company, or any of their Affiliates, on the other hand, and except as otherwise required by law, the existence of any claim or cause of action by any Significant Owner against Acquirer, the Target Company, or any of their Affiliates shall not constitute a defense to the enforcement of the covenants or obligations in this Section 6.7 against such Significant Owner.

(iii)    Advice of Counsel. Each Owner acknowledges that it has either been represented by independent legal counsel or that it has waived its right to obtain advice of legal counsel in connection with the transactions contemplated by this Agreement.

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(iv)    Specific Performance. The Owners agree that irreparable damage would occur in the event that any of the provisions of this Section 6.7 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Acquirer shall be entitled to an injunction or injunctions to prevent breaches of this Section 6.7 and to enforce specifically the terms and provisions of this Section 6.7 in the Chancery Court of the State of Delaware or any federal court sitting in the State of Delaware, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

6.8         Tax Matters.

(a)    In the case of any taxable period that begins before and ends after the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by income, gain, receipts, capital, sales, or payroll of the Target Company for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date.  The amount of any other Taxes of the Target Company for a Straddle Period that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period.

(b)     The Target Company, at its own expense, shall prepare, or cause to be prepared, and file, or cause to be filed (taking into account all extensions properly obtained), all Tax Returns required to be filed by the Target Company after the Closing Date (taking into account extensions) for all Pre-Closing Tax Periods (other than Straddle Periods) and the Target Company shall pay and discharge all Taxes shown to be due by the Target Company on such Tax Returns, subject to the rights of an Indemnified Party under Article 9.  Unless otherwise required by Law, any such Tax Return shall be prepared in a manner consistent with past practice of the Target Company, and such Tax Return (other than payroll Tax Returns) shall be submitted by the Target Company to Acquirer (together with schedules, statements and, to the extent requested by Acquirer, supporting documentation) at least thirty (30) days prior to the due date (including extensions) of such Tax Return. If Acquirer objects to any item on any such Tax Return, it shall, within ten (10) days after delivery of such Tax Return, notify the Target Company in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Acquirer and the Target Company shall negotiate in good faith and use their commercially reasonable efforts to resolve such items. If Acquirer and the Target Company are unable to reach such agreement within ten (10) days after receipt by the Target Company of the notice of objection, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within ten (10) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items at least three (3) days before the due date for such Tax Return, the Tax Return shall be filed as prepared by the Target Company and then amended to reflect the Independent Accountant's resolution. The costs, fees, and expenses of the Independent Accountant shall be borne one-half by Acquirer and one-half by the Target Company.

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(c)    Acquirer shall prepare, or cause to be prepared, and file, or cause to be filed (taking into account all extensions properly obtained), all Tax Returns required to be filed by the Target Company after the Closing Date with respect to any Straddle Period and the Target Company shall pay and discharge all Taxes shown to be due on such Tax Returns, subject to the rights of an  Indemnified Party under Article 9.  Unless otherwise required by Law, any such Tax Return shall be prepared in a manner consistent with past practice of the Target Company, and such Tax Return (other than payroll Tax Returns) shall be submitted by the Acquirer to the Target Company (together with schedules, statements and, to the extent requested by the Target Company, supporting documentation) at least thirty (30) days prior to the due date (including extensions) of such Tax Return. If the Target Company objects to any item on any such Tax Return, it shall, within ten (10) days after delivery of such Tax Return, notify Acquirer in writing that it objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Acquirer and the Target Company shall negotiate in good faith and use their commercially reasonable efforts to resolve such items. If Acquirer and the Target Company are unable to reach such agreement within ten (10) days after receipt by Acquirer of the notice of objection, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within ten (10) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items at least three (3) days before the due date for such Tax Return, the Tax Return shall be filed as prepared by Acquirer and then amended to reflect the Independent Accountant's resolution. The costs, fees, and expenses of the Independent Accountant shall be borne one-half by Acquirer and one-half by the Target Company.

(d)    Except as otherwise required under applicable Law or in connection with the settlement of any Third-Party Claim with respect to Taxes under Article 9 without the prior written consent of Acquirer, the Target Company shall not, make, change, or rescind any Tax election, amend any Tax Return, or take any position on any Tax Return (inconsistent with the prior practice of the Target Company) that would have the effect of increasing the Tax liability or reducing any Tax asset of the Target Company in respect of any Post-Closing Tax Period. The Target Company agrees that Acquirer is to have no liability for any Tax resulting from any action of the Target Company, its Affiliates, or any of their respective Representatives and agrees to indemnify and hold harmless Acquirer (and, after the Closing Date, the Target Company) against any such Tax or reduction of any Tax asset.

(e)    Except as otherwise required under applicable Law or in connection with the settlement of a Third-Party Claim with respect to Taxes under Article 9, without the prior written consent of the Target Company, Acquirer (and, after the Closing, the Target Company, its Affiliates, and their respective Representatives) shall not, with respect to the Target Company for any Pre-Closing Tax Period or Straddle Period, make, change, or rescind any Tax election, amend or file any original Tax Return for any taxable period (except as otherwise provided in Section 6.8(c)), or agree to extend or waive the statute of limitations with respect to Taxes.

(f)    Acquirer and the Target Company shall cooperate fully, as and to the extent reasonably requested by any other party, in connection with the filing of Tax Returns pursuant to this Section 6.8 and any audit, litigation, proceeding, or other Action with respect to Taxes of the Target Company.  Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related workpapers, and documents relating to rulings or other determinations by Tax authorities

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(g)    The Target Company agrees (i) to retain all books and records of the Target Company in the possession of the Target Company with respect to Tax matters relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Acquirer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority, and (ii) to give the other applicable party reasonable written notice prior to transferring, destroying, or discarding any such books and records and, if the other applicable party so requests, the Target Company shall allow the other applicable party to take possession of such books and records.

(h)    Acquirer and the Target Company further agree, upon request, to use their best efforts to obtain any certificate or other document from any Authority or any other Person as may be necessary to mitigate, reduce, or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby).

(i)    Acquirer and the Target Company further agree, upon request, to provide the other applicable party with all information that either party may be required to report pursuant to Code Section 6043, or Code Section 6043A, or Treasury Regulations promulgated thereunder.

(j)    All tax-sharing agreements or similar agreements with respect to or involving the Target Company shall be terminated as of the Closing Date and, after the Closing Date, the Target Company shall not be bound thereby or have any liability thereunder.

(k)    The  Target Company will be entitled to any Tax refund or credit against Taxes for an overpayment, including interest paid therewith, in respect of Taxes of the Target Company for any Pre-Closing Tax Period (a “Seller Tax Refund”), to the extent any such Seller Tax Refund is received or realized by Acquirer, the Target Company, or any of their Affiliates, provided that such amounts shall be net of: (i) any reasonable out-of-pocket costs incurred in obtaining such Seller Tax Refund and (ii) any Taxes incurred by the Acquirer, the Target Company, or any of their Affiliates as a result of their receipt or realization of such Seller Tax Refund.  Acquirer shall pay any amount to which the Target Company is entitled pursuant to this Section 6.8(k), by wire transfer of immediately available funds, within ten (10) days after receipt or entitlement thereto. The Acquirer and its Affiliates shall cause the Target Company to file for and use commercially reasonable efforts to obtain any Seller Tax Refund.

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6.9       Section 280G Approval. The Target Company shall (a) no later than ten (10) Business Days prior to the Closing Date, solicit from each “disqualified individual” (within the meaning of Section 280G(c) of the Code) who would otherwise be entitled to receive any payment or benefits that would constitute a “parachute payment” (within the meaning of Section 280G(b)(2)(A) of the Code) a waiver of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits”) so that all remaining payments and/or benefits, if any, shall not be deemed to be “excess parachute payments” (within the meaning of Section 280G of the Code) and (b) no later than five (5) Business Days prior to the Closing Date, with respect to each individual who agrees to the waivers described in clause (a), submit to a vote in accordance with Section 280G(b)(5)(B)(i) of the Code and the regulations promulgated thereunder (along with adequate disclosure satisfying the requirements of Section 280G(b)(5)(B)(ii) of the Code and the regulations promulgated thereunder) the right of any such “disqualified individual” to receive the Waived 280G Benefits (the “280G Vote”). The Target Company shall provide drafts of such waivers and approval materials, and any related calculations, to the Acquirer for its reasonable review and approval (which approval will not be unreasonably withheld, conditioned or delayed) no later than five (5) Business Days prior to soliciting such waivers and soliciting such approval. If any of the Waived 280G Benefits fail to be approved as contemplated above, such Waived 280G Benefits shall not be made or provided. Prior to the Closing, the Target Company shall deliver to the Acquirer evidence reasonably acceptable to the Acquirer that a 280G Vote was solicited in accordance with the foregoing provisions of this Section 6.8 and that either (i) the requisite number of votes of the Target Company’s equityholders was obtained with respect to the Waived 280G Benefits in accordance with Section 280G(b)(5)(B)(i) of the Code and the regulations promulgated thereunder (the “280G Approval”) or (ii) the 280G Approval was not obtained, and, as a consequence, the Waived 280G Benefits shall not be made or provided.

6.10        Related Party Transactions. Owners shall cause the Target Company to take all necessary actions to ensure that, except as set forth on Schedule 2.11(b)(vii), all Related Party Transactions are terminated at or prior to the Closing, with no further liability or other losses to the Acquirer and its Affiliates (including the Target Company) with respect thereto.

6.11        Employee Matters.

(a)    Each employee of the Target Company whose employment is not terminated prior to the Closing shall continue in employment with the Acquirer and its Affiliates (including the Target Company) immediately following the Closing (such employees, the “Continuing Employees”), subject to the Target Company’s right to terminate such employment at any time in accordance with applicable Law and any applicable agreement with such Continuing Employee.

(b)    Effective as of the Closing, the Acquirer and its Affiliates shall recognize, or shall cause the Target Company to recognize, each Continuing Employee’s employment or service with the Target Company prior to the Closing for purposes of determining, as applicable, eligibility for participation, vesting and entitlement of the Continuing Employee under any 401(k) or vacation plans maintained by the Target Company or the Acquirer, except to the extent such recognition would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, effective as of the Closing and thereafter, the Acquirer and its Affiliates shall cause the Target Company to make commercially reasonable efforts to, if administratively feasible and permitted by Law, (i) cause any pre-existing conditions or limitations, eligibility waiting periods, actively at work requirements, evidence of insurability requirements or required physical examinations under any health or similar plan of the Target Company, the Acquirer or an Affiliate of the Acquirer to be waived with respect to Continuing Employees and their eligible dependents (in the case of any insured arrangements, subject to the consent of the applicable insurer and the Acquirer’s commercially reasonable efforts to obtain such consent) under an Acquirer group health plan, except to the extent that any waiting period, exclusions or requirements still applied to such Continuing Employee under the comparable Target Company benefit plan in which such Continuing Employee participated immediately before the Closing, and (ii) fully credit each Continuing Employee with all deductible payments, co-payments and other out-of-pocket expenses incurred by such Continuing Employee and his or her covered dependents under the medical, dental, pharmaceutical or vision benefit plans of the Target Company prior to the Closing during the plan year in which the Closing occurs for the purpose of determining the extent to which such Continuing Employee has satisfied the deductible, co-payments, or maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such plan year under any medical, dental, pharmaceutical or vision benefit plan of the Target Company, the Acquirer or an Affiliate of the Acquirer, as if such amounts had been paid in accordance with such plan (the Acquirer, that, in the case of any insured arrangements, subject to the consent of the applicable insurer and the Acquirer’s commercially reasonable efforts to obtain such consent).

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(c)    (i) Nothing in this Section 6.11 shall be treated as an amendment of any Plan (or an undertaking to amend any such Plan or any other plan or arrangement), (ii) nothing in this Section 6.11 will prohibit Acquirer or any of its Affiliates (including, following the Closing, the Target Company) from amending, modifying or terminating any Plan pursuant to, and in accordance with, the terms thereof, (iii) nothing in this Section 6.11 will confer upon any current or former employee, officer, director or consultant, any right to employment or continued employment or continued service with Acquirer or the Target Company or constitute or create an employment agreement with any Person, and (iv) nothing in this Section 6.11 shall confer any rights or benefits on any Person other than Acquirer and Owners.

6.12        Notices of Certain Events by Acquirer. The Acquirer shall promptly notify the Owners’ Representative of:

(a)    any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of any Owner;

(b)    any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)    any Actions commenced or threatened against, relating to or involving or otherwise affecting Acquirer that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)    the occurrence of any fact or circumstance which results, or might reasonably be expected to result, in any representation made hereunder by Acquirer to be false or misleading in any respect or to omit or fail to state a material fact; and

(e)    if it becomes aware of any fact or condition that constitutes a breach of any representation or warranty made in Article 5 or any covenant that would cause the conditions set forth in Section 8.1 or in Section 8.3 not to be satisfied as of the Closing Date.

6.13        Anti-Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to the Acquirer, Merger Sub, Target Company, the Merger, or any other transaction contemplated by this Agreement, then each of the Target Company and the Target Company’s Board of Directors on the one hand, and the Acquirer and the Acquirer’s Board of Directors on the other hand, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

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ARTICLE 7
ADDITIONAL COVENANTS OF THE PARTIES

7.1         Commercially Reasonable Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, from the date hereof until the earlier of the termination of this Agreement or the Closing Date, the Parties hereto shall use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including the satisfaction, but not waiver, of the Closing conditions set forth in Article 8), and in the case of the Target Company, all things as reasonably requested by the Acquirer. The Parties hereto shall execute and deliver, or cause to be executed and delivered, such other documents, certificates, agreements and other writings and take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Target Company shall use its commercially reasonable efforts to obtain each third-party consent required under this Agreement as promptly as practicable hereafter, use reasonable efforts to expeditiously cause all Owners not signatories hereto to execute an Owner Joinder.

7.2         Cooperation with Proxy Statement and Other Filings.

(a)    As promptly as practicable after the date hereof, the Acquirer shall file with the SEC a proxy statement relating to the Transactions (as amended or supplemented from time to time, the “Proxy Statement”), all in accordance with and as required by the Certificate of Incorporation, applicable law, and any applicable rules and regulations of the SEC and NYSE American.

(b)    Without limitation, in the Proxy Statement, the Acquirer shall seek, in accordance with the Certificate of Incorporation and applicable securities laws, rules and regulations, including the DGCL and rules and regulations of NYSE American, from the holders of the Acquirer Common Stock: (A) approval of this Agreement and the Transactions, including the approval, for purposes of complying with applicable listing rules of the NYSE American, of the issuance of 136,545,112 shares of Acquirer Common Stock as provided for herein in connection with the consummation of the Transactions, (B) amend Certificate of Incorporation of Acquirer to increase the number of shares of authorized Acquirer Common Stock to 400,000,000, (C) increase the number of shares reserved for issuance under the Acquirer Plan to 46,000,000, and (D) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Transactions (including a proposal to adjourn any meeting at which approval of the Acquirer Proposals (as defined below) for the purposes of soliciting additional proxies to approve the Acquirer Proposals, if necessary, the proposals set forth in the forgoing clauses (A) through (D), are referred to as the “Acquirer Proposals”).

(c)    As soon as practicable after the Proxy Statement is “cleared” by the SEC, the Acquirer shall cause the Proxy Statement to be disseminated to holders of shares of Acquirer Common Stock.

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(d)    Except with respect to the information provided by the Target Company for inclusion in the Proxy Statement, the Acquirer shall ensure that, when filed, the Proxy Statement will comply in all material respects with the requirements of United States federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise (the “Federal Securities Laws”), the DGCL and the NYSE American rules. The Target Company shall promptly provide to the Acquirer such information concerning the Target Company, any of its Subsidiaries and the Owners as is either required by the Federal Securities Laws or reasonably requested by the Acquirer for inclusion in the Proxy Statement, including, if applicable, the Target Company Financial Statements and the Required Financial Statements (“Target Company Information”). Subject to the Target Company’s review and approval of the Proxy Statement or other filings, including Target Company Information and the consent of the Target Company’s auditor to the inclusion of the Target Company Financial Statements and Required Financial Statements in the Proxy Statement (in each case, such approval or consent not to be unreasonably withheld, conditioned or delayed), the Target Company acknowledges and agrees that Target Company Information (including the Target Company Financial Statements and the Required Financial Statements), or summaries thereof or extracts therefrom, may be included in the Proxy Statement and any other filings required under the Exchange Act, Securities Act or any other United States federal, foreign or blue sky laws (“Other Filings”). In connection therewith, the Target Company shall instruct the employees, counsel, financial advisors, auditors, and other authorized representatives of the Target Company to reasonably cooperate with the Acquirer as relevant if required to achieve the foregoing.

(e)    If at any time prior to the Effective Time, any information relating to the Acquirer, or the Target Company, or any of their respective Subsidiaries, Affiliates, officers or directors, should be discovered by the Target Company or the Acquirer, as applicable, that should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify each other Party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Acquirer’s stockholders.

(f)    Notwithstanding anything else to the contrary in this Agreement or any Additional Agreements (but subject to Section 7.2(e)), the Acquirer may make any public filing with respect to the Transactions to the extent required by applicable Law.

(g)    The Target Company acknowledges that:

(i)    the Acquirer must obtain the Acquirer Stockholder Approval contemplated by this Agreement prior to the transactions contemplated hereby being consummated and that, in connection with such approval, the Acquirer must call a special meeting of its stockholders requiring the Acquirer to prepare and file with the SEC the Proxy Statement or include the Proposals in its next scheduled Annual Meeting;

(ii)    the Acquirer will be required to file Quarterly and Annual Reports with the SEC that may be required to contain information about the transactions contemplated by this Agreement; and

(iii)    the Acquirer will be required to file Current Reports on Form 8-K to announce the transactions contemplated hereby and other significant events that may occur in connection with such transactions.

7.3         Stockholder Vote; Recommendation of the Acquirer’s Board of Directors. The Acquirer, through the Acquirer’s Board of Directors, shall recommend that the Acquirer’s stockholders vote in favor of adopting and approving all Acquirer Proposals, and the Acquirer shall include such recommendation in the Proxy Statement. Neither the Acquirer’s Board of Directors nor any committee thereof shall withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Owners, such recommendation or fail to re-affirm it on or before the second (2nd) Business Day after receipt of a written request for reaffirmation from the Owners’ Representative.

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7.4         Acquirer Stockholders’ Meeting.

(a)    The Acquirer shall take all action necessary under applicable Law, Acquirer’s Organizational Documents, and the rules of NYSE American to, in consultation with the Target Company, establish a record date for, call, give notice of and hold a meeting of the holders of shares of Acquirer Common Stock to consider and vote on the Acquirer Proposals (such meeting, the “Acquirer Stockholders’ Meeting”). The Acquirer Stockholders’ Meeting shall be held as promptly as practicable, in accordance with applicable Law and the Certificate of Incorporation, after the Proxy Statement is “cleared” by the SEC. The Acquirer shall solicit from the Acquirer’s stockholders proxies in favor of all Acquirer Proposals and shall take reasonable measures to ensure that all proxies solicited in connection with the Acquirer Stockholders’ Meeting are solicited in compliance with all applicable Law the Acquirer shall keep the Target Company updated with respect to the proxy solicitation results as requested by the Target Company. Notwithstanding anything to the contrary contained herein, if on the date of the Acquirer Stockholders’ Meeting, or a date preceding the date on which the Acquirer Stockholders’ Meeting is scheduled, the Acquirer reasonably believes that (i) it will not receive proxies sufficient to obtain the required approval of the stockholders of the Acquirer, whether or not a quorum would be present or (ii) it will not have sufficient shares of Acquirer Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Acquirer Stockholders’ Meeting, the Acquirer may postpone or adjourn, or make one or more successive postponements or adjournments of, the Acquirer Stockholders’ Meeting in compliance with applicable Law (including, without limitation, the DGCL) and the Certificate of Incorporation, as long as the date of the Acquirer Stockholders’ Meeting is not postponed or adjourned more than an aggregate of 30 calendar days in connection with any postponements or adjournments.

7.5         Confidentiality. Prior to Closing, except as necessary to complete the Proxy Statement or any Other Filings, the Target Company and the Owners, on the one hand, and the Acquirer, on the other hand, shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all Confidential Information concerning the other Party furnished to it by such other Party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired from other sources, which source is not the agent of the other Party, by the Party to which it was furnished), and each Party shall not release or disclose such Confidential Information to any other Person, except its representatives in connection with this Agreement. In the event that any Party believes that it is required to disclose any such Confidential Information pursuant to applicable Laws, such Party shall give timely written notice to the other Parties so that such Parties may have an opportunity to obtain a protective order or other appropriate relief. Each Party shall be deemed to have satisfied its obligations to hold Confidential Information concerning or supplied by the other Parties if it exercises the same care as it takes to preserve confidentiality for its own similar information. The Parties acknowledge that some previously confidential information will be required to be disclosed in the Proxy Statement or any Other Filings. For the avoidance of doubt, that certain Non-Disclosure and Confidentiality Agreements, dated as of June 6, 2022 and June 24, 2022, respectively, by and among Acquirer and the Target Company party thereto, and the Owners remains in full force and effect.

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7.6         Form 8-K; Press Releases.

(a)    As promptly as practicable after execution of this Agreement, the Acquirer will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, a copy of which will be provided to the Target Company at least one (1) Business Day before its filing deadline and Acquirer shall consider in good faith any comments of the Owners’ Representative prior to filing. Promptly after the execution of this Agreement, the Acquirer and the Target Company shall also issue a joint press release announcing the execution of this Agreement, in form and substance mutually acceptable to the Acquirer and the Owners’ Representative.

(b)    Before the Closing, the Acquirer shall begin preparing, in consultation with the Target Company, a draft Current Report on Form 8-K in connection with and announcing the Closing, together with, or incorporating by reference, such information that is required to be disclosed with respect to the Transactions pursuant to Form 8-K (the “Closing Form 8-K”). Prior to the Closing, the Acquirer and the Target Company shall prepare a mutually agreeable press release announcing the consummation of the Transactions (the “Closing Press Release”). Concurrently with the Closing, the Acquirer shall distribute the Closing Press Release and, as soon as practicable thereafter, file the Closing Form 8-K with the SEC.

7.7         Listing. From the date of this Agreement through the Closing, the Acquirer shall use all reasonable efforts that are necessary or desirable for the Acquirer to remain listed as a public company on, and for shares of Acquirer Common Stock to be tradable over, the applicable NYSE American market(s). The Acquirer shall use commercially reasonable efforts to cause the Exchange Shares and the Escrow Shares to be listed on NYSE American at the Acquirer’s expense prior to the Effective Time.

7.8         D&O Insurance; Indemnification of Officers and Directors.

(a)    If the Closing occurs, the Acquirer agrees that all rights to indemnification and advancement of expenses and all limitations on liability existing in favor of any employee, officer or director of any of the Target Company prior to the Closing (collectively, the “D&O Persons”), as provided in the Organizational Documents of the Target Company or otherwise in effect as of the date of this Agreement with respect to any matters occurring on or prior to the Closing, shall survive the consummation of the transactions contemplated hereby and continue in full force and effect and be honored by the Acquirer after the Closing. The obligations of the Acquirer under this Section 7.8 shall not be terminated or modified in such a manner as to adversely affect any D&O Persons to whom this Section 7.8 applies without the consent of such affected D&O Persons (it being expressly agreed that the D&O Persons to whom this Section 7.8 applies shall be intended third party beneficiaries of this Section 7.8).

(b)    Prior to the Closing Date, the Target Company, at its sole cost and expense, shall purchase and maintain in effect for a period of six years following the Closing Date, without lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of the Target Company as of the date hereof with respect to matters occurring on or prior to the Closing Date. Such “tail” policy shall provide coverage on terms (with respect to coverage and amount) that are no less favorable in the aggregate to the insured than the coverage provided under the Target Company’s director’s and officer’s liability insurance policies as of the date hereof; provided, that the Target Company shall not pay a premium for such “tail” policy in excess of 300% of the most recent annual premium paid by the Target Company prior to the date of this Agreement without the prior written consent of Acquirer. In the event such tail coverage is unavailable with such terms or at such pricing, the Target Company shall purchase the maximum coverage available for such 300% of the most recent annual premium paid (the “D&O Tail Policy”).

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(c)    Prior to the Closing Date, the Acquirer may in its sole discretion direct the Target Company to purchase and pay for, subject to reimbursement by the Acquirer in the event of termination of this Agreement pursuant to Sections 11.1(a) or (b), a tail/extended reporting period for any insurance policy written on a claims-made basis, either with the incumbent insurer on current terms or, if unavailable, from a different insurer on substantially similar terms. Such extended reporting periods shall be for a commercially reasonable duration but no less than the following unless otherwise permitted by Acquirer: 2 years for fiduciary liability; 3 years for employment practices; 3 years for errors & omissions; and 5 years for pollution legal liability.

7.9         Exclusivity. From the date hereof through the earlier of the Closing Date or the date that this Agreement is terminated in accordance with its terms, the Parties shall not, and such Persons shall use commercially reasonable efforts to cause each of their respective Representatives not to, directly or indirectly, (i) encourage, solicit, initiate, engage, participate, enter into discussions or negotiations with any Person concerning any Alternative Transaction (as hereinafter defined), (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, accept, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. For purposes of this Agreement, the term “Alternative Transaction” shall mean any of the following transactions involving any of the Acquirer, each of its Affiliates, the Target Company or the Owners (other than the transactions contemplated by this Agreement): (i) any merger, acquisition consolidation, recapitalization, share exchange, business combination or other similar transaction, possible public investment or public offering, or (ii) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than sales of inventory in the ordinary course of business) or any class or series of the capital stock, membership interests or other Equity Interests of the Target Company in a single transaction or series of transactions. In the event that there is an unsolicited proposal for an Alternative Transaction, made to the any Party or any of their respective Representatives (each, an “Alternative Proposal”), such Party shall as promptly as practicable (and in any event within one (1) Business Day after receipt) advise the other Parties to this Agreement orally and in writing of any Alternative Proposal and the material terms and conditions of any such Alternative Proposal (including any changes thereto) and the identity of the Person making any such Alternative Proposal.

ARTICLE 8
CONDITIONS TO CLOSING

8.1         Condition to the Obligations of the Parties. The obligations of the Parties to consummate the Merger and the Transactions are subject to the satisfaction (or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists) of all the following conditions:

(a)    All filings and other notifications required to be made under any Antitrust Law for the consummation of the transactions contemplated hereby, if any, shall have been made, all waiting periods relating thereto (including all extensions thereof) shall have expired or been terminated, and all clearances, authorizations, actions, non-actions, or other consents required from an Authority under any Antitrust Law for the consummation of the transactions contemplated hereby shall have been received or obtained.

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(b)    No Authority shall have issued any Order, or have pending before it a proceeding for the issuance thereof, and there shall not be any provision of any applicable Law restraining or prohibiting the consummation of the Closing, the ownership by the Acquirer of the Target Company’s Equity Interests, the effectiveness of any merger contemplated hereby, or the effective operation of the Business by the Target Company after the Closing Date. In addition, there shall not be any Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(c)    Target Company shall have obtained stockholder approval for the Merger.

(d)    Each of the Acquirer Proposals have been approved by the stockholders of Acquirer.

(e)    The Board of Directors of Acquirer will be constituted as set forth in Section 2.8.

(f)    Acquirer shall have received the Fairness Opinion.

(g)    The Amendment to the Certificate of Incorporation of Acquirer, in the form attached hereto as Exhibit C, shall have been filed with, and declared effective by, the Delaware Secretary of State.

(h)    The Exchange Shares shall have been approved for listing on NYSE American.

8.2         Conditions to Obligations of the Acquirer and Merger Sub. The obligation of the Acquirer and the Merger Sub to consummate the transactions contemplated by this Agreement is subject to the satisfaction or, if permitted by applicable Law, the waiver at the Acquirer’s sole and absolute discretion, of all the following further conditions:

(a)    Each of the Owners and the Target Company shall have duly performed and complied with all of its obligations hereunder required to be performed or complied by it on or prior to the Closing Date.

(b)    (1) Each of the representations and warranties of the Target Company and the Owners shall be true and correct in all but de minimis respects on and as of the date hereof and on and as of the Closing Date, as if made at and as of such date, except to the extent such representations and warranties are expressly made as of an earlier date, in which case the same shall be true, correct and complete only as of such date; and (2) each of the representations and warranties of the Target Company and the Owners contained in this Agreement, disregarding all “materiality”, “Material Adverse Effect” and similar qualifications, shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date, as if made at and as of such date (A) except to the extent such representations and warranties are expressly made as of an earlier date, in which case the same shall be true, correct and complete only as of such date, and (B) except where the failure of such representations and warranties to be so true and correct, has not had, and would not have, a Material Adverse Effect;

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(c)    There shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect.

(d)    The Acquirer shall have received evidence that (i) all Consents set forth on Schedule 8.2(d)(i) and any Consent which should have been listed on Schedule 3.3 (the “Required Consents”) have been given or obtained and have not been revoked.

(e)    The Registration Rights and Lock-Up Agreement entered into by the Acquirer and the Owners shall remain in full force and effect and shall not have been repudiated, rescinded, modified or terminated by any of the Owners.

(f)    The Acquirer shall have received all of the items set forth in Section 2.11(a)(vii).

(g)    The Acquirer shall have received the audited financial statements of the Target Company as of and for the fiscal years ended 2020 and 2021 as contemplated in Sections 3.11 and 12.18.

(h)    All Convertible Notes have been converted into Target Company Common Stock and there are no Convertible Notes or other convertible debt instruments convertible into Target Company Equity Interests that will be outstanding as of the Effective Time.

(i)    No holders of Equity Interests in the Target Company shall have exercised rights of first refusal or other rights preventing the conveyance of Equity Interests owned by Owners in the Target Company to Acquirer.

8.3         Conditions to Obligations of the Owners. The obligations of the Owners to consummate the Closing is subject to the satisfaction, or the waiver at the Owners’ Representative’s discretion, of all of the following further conditions:

(a)    The Acquirer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

(b)    (1) Each of the Acquirer representations and warranties shall be true and correct in all but de minimis respects on and as of the date hereof and on and as of the Closing Date, as if made at and as of such date, except to the extent such representations and warranties are expressly made as of an earlier date, in which case the same shall be true, correct and complete only as of such date; and (2) each of the representations and warranties of the Acquirer contained in this Agreement, disregarding all “materiality”, “Material Adverse Effect” and similar qualifications, shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date, as if made at and as of such date (A) except to the extent such representations and warranties are expressly made as of an earlier date, in which case the same shall be true, correct and complete only as of such date, and (B) except where the failure of such representations and warranties to be so true and correct, has not had, and would not have, a Material Adverse Effect;

(c)    There shall have been no event, change or occurrence which individually or together with any other event, change or occurrence could reasonably be expected to have an Acquirer Material Adverse Effect.

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(d)    The Owners’ Representative shall have received all of the items set forth in Section 2.11(a).

8.4         Conditions to Obligations of Target Company. The obligations of the Target Company to consummate the Merger is subject to the satisfaction, or the waiver in the Target Company’s sole and absolute discretion, of all of the following further conditions:

(a)    Acquirer and Merger Sub shall each have duly performed or complied with, in all material respects, all of their respective obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by Acquirer or Merger Sub, as applicable, at or prior to the Closing Date.

(b)    The representations and warranties of Acquirer and Merger Sub contained in this Agreement (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect) shall be true and correct as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct at and as of such earlier date), except for any failure of such representations and warranties which would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Acquirer or Merger Sub.

(c)    The Target Company shall have received a certificate signed by an authorized officer of Acquirer certifying the accuracy of the provisions of the foregoing clauses (a) and (b) of this Section 8.4.

(d)    Acquirer shall have executed and delivered to the Target Company a copy of the Registration Rights and Lock-Up Agreement.

ARTICLE 9
INDEMNIFICATION

9.1         Indemnification.

(a)    Indemnification of Acquirer.

(i)    From and after the Closing, the Significant Owners shall, jointly and severally, indemnify and hold harmless the Acquirer, each of its Affiliates (including, following the Closing, the Target Company) and each of its and their respective managers, directors, officers, employees, members, partners, stockholders, successors and permitted assignees (the “Acquirer Indemnitees”), from and against any and all losses, damages, liabilities, penalties, Taxes, fines, judgments, awards, settlements, costs, fees and expenses, including costs of investigation and reasonable attorneys’ fees) (all of the foregoing collectively, “Losses”) incurred, suffered, paid or sustained by any Acquirer Indemnitee as a result of or in connection with (A) any breach or inaccuracy in of any of the representations or warranties of the Target Company or the Significant Owners contained in Article 3; (B) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Target Company contained herein to be performed prior to or at the Closing; (C) Indemnified Taxes; (D) any claims made by Owners (or any direct or indirect holders thereof) with respect to the determination of the number of the Exchange Shares allocated among Owners); (E) dissenters’, appraisal or similar rights asserted by any equity holder of the Target Company under any Law; and (F) any unpaid Change in Control Payments or Transaction Expenses.

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(ii)    From and after the Closing, each Owner shall, severally and not jointly, indemnify and hold harmless the Acquirer Indemnitees from and against any and all Losses incurred, suffered, paid or sustained by any Acquirer Indemnitee as a result of or in connection with (A) any breach or inaccuracy in of any of the representations or warranties of such Owner contained in Article 4; and (C) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by such Owner contained in this Agreement.

(b)    Indemnification of Owners. From and after the Closing, Acquirer and the Target Company shall, jointly and severally, indemnify and hold harmless the Owners, each of their respective Affiliates and each of their respective managers, directors, officers, employees, members, partners, stockholders, successors and permitted assignees (the “Owner Indemnitees”), from and against any and all Losses incurred, suffered, paid or sustained by any Owner Indemnitee as a result of or in connection with (i) any breach or inaccuracy in of any of the representations or warranties of Acquirer or the Merger Sub contained herein; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Acquirer or Merger Sub contained in this Agreement; and (iii) any unpaid Change in Control Payments or Transaction Expenses.

9.2         Procedure. The following shall apply with respect to all claims by any Acquirer Indemnitee or Owner Indemnitee, as applicable, (an “Indemnified Party”) for indemnification:

(a)    Third Party Claims.

(i)    If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a Party to this Agreement (a “Third-Party Claim”) against such Indemnified Party with respect to which the Significant Owners or the Owners, on one hand, or Acquirer and the Target Company, on the other hand (as applicable, the “Indemnifying Party”; provided, however, that if the Significant Owners are required to provide indemnification, Owners’ Representative shall be the Indemnifying Party for the purposes of actions to be taken pursuant to this Section 9.2) are obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Owners’ Representative (on behalf of such Indemnifying Party) or Acquirer, as applicable, prompt written notice thereof (a “Third-Party Claim Notice”). The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party’s defense of such claim is materially and adversely prejudiced by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail (to the extent then known) and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Parties shall reasonably cooperate with each other in good faith in connection with the defense of any Third-Party Claim.

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(ii)    The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party within thirty days after receipt of a Third-Party Claim Notice (which written notice by the Indemnifying Party shall include an irrevocable acknowledgement of the Indemnifying Party that the Indemnified Party will be fully indemnified by the Indemnifying Party in respect of such Third-Party Claim), to assume the defense of any Third-Party Claim at the Indemnifying Party’s sole cost and expense, including the engagement of the Indemnifying Party’s own counsel. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense (and the Indemnified Party shall be entitled to have sole control over the defense) of a Third-Party Claim if: (A) such Third-Party Claim involves criminal allegations; (B) such Third-Party Claim demands injunctive or other equitable relief; (C) the Indemnified Party reasonably determines that it would be inappropriate for a single counsel to represent both the Indemnifying Party and the Indemnified Party in connection with such Third-Party Claim under applicable standards of legal ethics; (D) there are legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party; (E) such Third-Party Claim is made by or otherwise involves any of the Target Company’s material business relations (including any of its customers or suppliers, including (for the avoidance of doubt) manufacturers and their respective Affiliates); or (F) in the event such claim were to be decided adversely, the aggregate amount of Losses associated therewith, together with all other outstanding claims for indemnification hereunder, would reasonably be expected to exceed the aggregate liability limitations set forth in this Article 9.

(iii)    In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, the Indemnifying Party shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnifying Party shall keep the Indemnified Party apprised of the status of any matter the defense of which they are maintaining, including settlement offers, with respect to the Third-Party Claim and permit the Indemnified Party to participate in the defense of the Third-Party Claim. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, the Indemnified Party may pay, compromise, and defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim.

(iv)    Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), except as provided in this Section 9.2(a)(iv). If (1) a firm offer is made to settle a Third-Party Claim that (A) only involves the payment of monetary damages that are paid in full by the Indemnifying Party and does not include any liability or the creation of a financial or other obligation on the part of the Indemnified Party, (B) provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim, (C) does not involve any statement, finding or admission of any fault of, breach of contract by, or violation of Law by, the Indemnified Party; (D) includes a reasonable confidentiality obligation by the third party claimant of the terms of the settlement in any settlement agreement; and (E) provides that the Indemnified Party is an express third party beneficiary of the settlement agreement, entitled to enforce such settlement agreement, and (2) the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim.

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(b)    Direct Claims. Any claim by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof (a “Direct Claim Notice”). The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party’s defense of such claim is actually materially and adversely prejudiced by reason of such failure. Such notice shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. During such 30-day period, the Indemnified Party shall allow the Indemnifying Party and its Representatives to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim by giving reasonable access to the Target Company’s or Owner’s personnel, as applicable, and the right to examine and copy any accounts, documents or records as the Indemnifying Party or any of its professional advisors may reasonably request solely to the extent that they relate to the Direct Claim; provided, that such access shall be in a manner that does not unreasonably interfere with the normal business operations of the Acquirer or the Target Company or applicable Owner, as applicable; provided, further, that such access shall not jeopardize the attorney-client privilege or attorney work-product doctrine or any other applicable privilege to which any such books and records, materials and other information is subject. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have accepted such claim.

9.3         Determination of Losses; Priority of Claims.

(a)    Notwithstanding anything to the contrary, the Indemnifying Party shall not be liable to an Indemnified Party for indemnification under Section 9.1(a)(A) or Section 9.1(b)(i), as applicable, until the aggregate amount of all Losses in respect of indemnification under Section 9.1(a)(A) and Section 9.1(a)(ii)(A) or Section 9.1(b)(i), as applicable, exceeds an amount in United States Dollars equal to one percent (1%) of the value of the Exchange Shares (using a value per Exchange Share equal to the VWAP for the five (5) trading days immediately prior to the Closing) (the “Deductible”), in which event the Indemnifying Party shall only be required to pay or be liable for all Losses in excess of the Deductible; provided, however, that the limitation set forth in this Section 9.3(a) shall not apply to Losses related to breaches of Fundamental Representations or Losses arising from claims for fraud, intentional misrepresentation or willful misconduct.

(b)    Notwithstanding anything to the contrary, the Indemnifying Party’s maximum aggregate liability to an Indemnified Party for indemnification under Section 9.1(a)(A), Section 9.1(a)(ii)(A), or Section 9.1(b)(i), as applicable, shall not exceed an amount in United States Dollars equal to ten percent (10%) of the value of the Exchange Shares (using a value per Exchange Share equal to the VWAP for the five (5) trading days immediately prior to the Closing), with respect to the Significant Owners or Acquirer, as applicable, for which indemnification is sought (the “Cap”); provided, however, that the limitation set forth in this Section 9.3(b) shall not apply to Losses related to breaches of Fundamental Representations or the Losses arising from claims for fraud, intentional misrepresentation or willful misconduct. Without limiting the foregoing, in no event shall the Significant Owners’, the Owners’, or Acquirer’s maximum aggregate liability under this Agreement for any and all Losses under any theory of recovery exceed the total value of the Exchange Shares (using a value per Exchange Share equal to the VWAP for the five (5) trading days immediately prior to the Closing).

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(c)    Notwithstanding anything to the contrary, for purposes of determining the amount of any Losses that are the subject matter of a claim for indemnification pursuant to this Article 9, and for purposes of determining whether the representations and warranties giving rise to such indemnification have been breached, each representation and warranty in this Agreement shall be read without regard and without giving effect to the term, or, as applicable, clause containing, “material”, “materiality” or similar phrases or clauses (including “Material Adverse Effect” or “material adverse effect”) contained in such representation or warranty.

(d)    If the Indemnifying Party is an Owner, any claim for indemnification by an Indemnified Party shall (i) first be brought against the Escrow Fund (using a value per Escrow Share equal to the greater of (A) the VWAP for the five (5) trading days immediately prior to such payment and (B) the VWAP for the five (5) trading days immediately prior to the Closing), with the Escrow Fund being the sole remedy for any claims for indemnification subject to the Cap, or, in the sole discretion of Owners’ Representative, by wire transfer of all or part of the amount of any claim for indemnification by an Indemnified Party in cash in immediately available funds to an account designated in writing by the Acquirer, provided that if Owners’ Representative elects to pay all or part of any claim for indemnification by an Indemnified Party in cash but fails to timely pay such amount, then immediately upon Acquirer’s request Owners’ Representative shall execute any joint written authorization necessary to release the applicable number of Escrowed Shares from the Escrow Fund; and (ii) thereafter, if an insufficient number of Escrow Shares remain in the Escrow Fund, directly against the Indemnifying Parties. To the extent that Owners’ Representative satisfies the amount of any claim for indemnification by an Indemnified Party in cash as contemplated in clause (i) in the preceding sentence, then Acquirer and Owners’ Representative shall execute a joint written authorization necessary to release a pro rata number of Escrowed Shares from the Escrow Fund.

(e)    Payments by an Indemnifying Party pursuant to this Article 9 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party in respect of any such claim. The Indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution, or other similar agreements for any Losses. Further, each Indemnified Party shall take, and cause its Affiliates to take, commercially reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto.

(f)    Notwithstanding anything to the contrary contained herein, each Owner hereby waives and acknowledges that it shall not exercise or assert any right of contribution or right to indemnity or any other right or remedy against the Target Company in connection with any indemnification obligation or any other Liability to which such Owner may become subject under this Agreement or otherwise in connection with any of the transactions contemplated herein.

9.4         Escrow Fund.

(a)    Payment of Dividends; Voting. Any dividends, interest payments, or other distributions of any kind made in respect of the Escrow Shares will be delivered promptly to Owners’ Representative for distribution to the Owners. The Owners shall be entitled to vote the Escrow Shares on any matters to come before the stockholders of the Acquirer.

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(b)    Distribution of Escrow Shares. If all or any portion of the Escrow Shares are to be released from the Escrow Fund pursuant to Section 9.4(d), then such Escrow Shares shall be released to the Owners’ Representative for distribution to the Owners. The Acquirer will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate Persons. Certificates or book-entry positions representing Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Escrow Fund to the Owners’ Representative and all fractional shares shall be rounded to the nearest whole share.

(c)    Assignability. No Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by the Owners or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any Owner, prior to the delivery to such Owner by the Owners’ Representative of the Escrow Shares by the Escrow Agent as provided herein.

(d)    Release from Escrow Fund. Within five (5) business days following the twelve (12) month anniversary of Closing (the “Release Date”), the following number of Escrow Shares will be released from escrow to the Owners’ Representative: (A) the remaining number of Escrow Shares in the Escrow Fund, less (B) the number of Escrow Shares (using a value per Escrow Share equal to the greater of the (I) the VWAP for the five (5) trading days immediately prior to such payment and (II) the VWAP for the five (5) trading days immediately prior to the Closing) equal to the amount of any potential Losses set forth in any Direct Claim Notice or Third-Party Claim Notice delivered by the Acquirer prior to the Release Date with respect to any pending but unresolved claim for indemnification; provided that in lieu of the Escrowed Shares being retained in the Escrow Fund under clause (B) above, the Owners’ Representative may elect to deliver cash in immediately available funds equal to value of such Escrowed Shares to an escrow agent mutually agreed by Acquirer and Owners’ Representative and Acquirer and the Owners’ Representative shall enter into a mutually acceptable escrow agreement to hold such amount. If Owners’ Representative elects to provide cash in lieu of retaining Escrow Shares in the Escrow Fund, then upon confirmation from the escrow agent that the cash amount has been received Acquirer and Owners’ Representative shall execute a joint written authorization necessary to release the remaining Escrowed Shares from the Escrow Fund. Escrow Shares, or cash in lieu thereof, retained in escrow as a result of clause (B) in the immediately preceding sentence shall be released promptly upon resolution of the related claim for indemnification in accordance with the provisions of this Article 9.

(e)    Prior to the Initial Release Date and the Final Release Date, respectively and as applicable, the Acquirer and the Owners’ Representative shall issue joint instructions to the Escrow Agent instructing the Escrow Agent to release such number of Escrow Shares determined in accordance with this Section 9.4(d).

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(f)    Survival. Except for the representations and warranties in Sections 3.1 (Corporate Existence and Power), 3.2 (Authorization), 3.3 (Approvals and Consents), 3.4 (Non-Contravention), 3.5 (Capitalization), 3.20 (Intellectual Property; IT Systems), 3.26 (Employee Benefits and Compensation), 3.29 (Tax Matters), 3.30 (Environmental Laws), 3.31 (Nuclear Laws), and 3.32 (Healthcare), 3.33 (Finder’s Fees), 4.1 (Ownership of Interests; Authority), 4.2 (Approvals and Consents), 4.3 (Non-Contravention) and 4.6 (Finder’s Fees) (collectively, the “Owner Fundamental Representations”) and in Sections 5.1 (Corporate Existence and Power), 5.2 (Authorization), 5.3 (Approvals and Consents), 5.4 (Non-Contravention), 5.5 (Finder’s Fees), and 5.8 (Capitalization) (collectively, the “Acquirer Fundamental Representations” and, together with the Owner Fundamental Representations, the “Fundamental Representations”), which shall survive until sixty (60) days after the expiration of the statute of limitations with respect to the subject matter discussed therein (including any extensions and waivers thereof), the representations and warranties of the Owners, Acquirer, and the Merger Sub shall survive until twelve (12) months following the Closing. The indemnification to which any Indemnified Party is entitled from the Indemnifying Parties pursuant to Section 9.1(a) or Section 9.1(b) for Losses shall be effective so long as an Indemnified Party makes a claim for indemnification prior to the applicable Limitation Date (in which case, the applicable representations and warranties shall survive the applicable Limitation Date solely for purposes of resolving such claim, until such time as such claim is fully and finally resolved). “Limitation Date” shall mean, with respect to any representation or warranty, the date on which such representation or warranty expires pursuant to this Section 9.3.

9.5         Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

9.6         Exclusive Remedies. The Parties acknowledge and agree that the sole and exclusive remedy of any Acquirer Indemnitee or Owner Indemnitee, as applicable, with respect to any and all claims (other than claims arising from fraud, intentional misrepresentation or willful misconduct) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article 9. In furtherance of the foregoing, the Acquirer on behalf of all Acquirer Indemnitees and Owners’ Representative on behalf of all Owner Indemnitees hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Parties hereto and their Affiliates and each of their respective representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article 9 and other than claims arising from fraud, intentional misrepresentation or willful misconduct. Nothing in this Section 9.6 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 12.15 or to seek any remedy on account of fraud, intentional misrepresentation or willful misconduct.

ARTICLE 10
DISPUTE RESOLUTION

10.1        Jurisdiction; Waiver of Jury Trial.

(a)    ANY ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER ADDITIONAL AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION OR OTHER DISPUTE ARISING OUT OF OR BASED ON THIS AGREEMENT, THE OTHER ADDITIONAL AGREEMENTS OR THE TRANS‐ACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE INSTITUTED EXCLUSIVELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE OR THE COURTS OF THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(b)    THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PARTIES TO THIS AGREEMENT OF ANY KIND OR NATURE.

(c)    Each of the Parties to this Agreement acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties to this Agreement further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

ARTICLE 11
TERMINATION

11.1        Termination. This Agreement may be terminated, and the transactions contemplated by this Agreement may be abandoned, at any time prior to the Closing as follows:

(a)    by mutual written consent of Acquirer and the Target Company;

(b)    by either the Acquirer or the Target Company, upon written notice to the other Party, if:

(i)    the Closing has not occurred by January 31, 2023 (the “Outside Closing Date”); provided, that the right to terminate under this Section 11.1(b)(i) shall not be available to any Party whose breach of its obligations, covenants, representations or warranties has been the primary cause of the failure to consummate the transactions by the Outside Closing Date;

(ii)    any Authority shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable; provided, however, that neither Acquirer nor the Target Company shall have such right to terminate pursuant to this Section 11.1(b)(ii) unless, prior to such termination, such Party shall have used its commercially reasonable efforts to oppose any such Order or other restraint or to have such Order or other restraint vacated or made inapplicable to the transaction contemplated hereby and otherwise has fulfilled its obligations under this Agreement;

(c)    by the Acquirer, by giving written notice to the Target Company, if any of the representations or warranties of Target Company or Owners set forth in this Agreement shall not be true and correct or if Target Company or Owners have failed to perform any covenant or agreement set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 8.2(a), Section 8.2(b), or Section 8.2(c) would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty days after written notice thereof is delivered to the Target Company and (ii) the Outside Closing Date; provided, however, that the Acquirer’s right to terminate this Agreement under this Section 11.1(c) shall not be available if the Acquirer is also then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 8.4(a), Section 8.4(b), or Section 8(c) from being satisfied; or

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(d)    by the Target Company or by Acquirer if the Acquirer Stockholder Approval shall not have been obtained at the Acquirer Stockholders’ Meeting; or

(e)    by the Target Company, by giving written notice to the Acquirer, if any of the representations or warranties of the Acquirer set forth in this Agreement shall not be true and correct or if the Acquirer has failed to perform any covenant or agreement set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 8.3(a), Section 8.3(b) or Section 8.3(c) would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty days after written notice thereof is delivered to the Acquirer and (ii) the Outside Closing Date; provided, however, that the Target Company’s right to terminate this Agreement under this Section 11.1(e) shall not be available if the Target Company also then in breach of this Agreement so as to prevent the conditions to Closing set forth in either Section 8.2(a) or Section 8.2(b) from being satisfied.

11.2        Notice of Termination; Effect of Termination. The Party desiring to terminate this Agreement pursuant to this Article 11 shall deliver written notice of such termination to each other Party hereto specifying with particularity the reason for such termination. In the event of the termination of this Agreement pursuant to this Article 11, all obligations of the Parties hereunder (other than Section 7.5 (Confidentiality), Article 10 (Dispute Resolution), this Article 11 (Termination), and Article 12 (Miscellaneous), which will survive the termination of this Agreement) will terminate without any liability of any Party to any other Party; provided, further, that no termination will relieve Owners, the Target Company and their respective Affiliates from any liability arising from or relating to any knowing and intentional breach of a representation, a warranty or a covenant by such Party prior to termination.

ARTICLE 12
MISCELLANEOUS

12.1        Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 5:00 p.m. Eastern Time on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 5:00 p.m. Eastern Time on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

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if to the Acquirer (following the Closing), to:

Isoray, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354

Attn: Lori Woods, CEO (lwoods@isoray.com)

with a copy to (which shall not constitute notice):

Gallagher & Kennedy, P.A.

2575 East Camelback Road, Suite 1100

Phoenix, Arizona 85016-9225

Attn: Stephen R. Boatwright (steve.boatwright@gknet.com)

if to the Target Company (prior to the Closing):

ViewPoint Molecular Targeting, Inc.

2500 Crosspark Road

Coralville, IA 52241

Attn: Thijs Spoor, CEO

with a copy to (which shall not constitute notice):

Sichenzia Ross Ference, LLP

1185 Avenue of the Americas

31st Floor

New York, NY 10036

Attn: Marcelle S. Balcombe (MBalcombe@SRF.LAW)

if to the Owners’ Representative:

1757 Glen Oaks Dr.

Montecito, CA 93108

Attn: Cameron Gray

with a copy to (which shall not constitute notice):

Sichenzia Ross Ference, LLP

1185 Avenue of the Americas

31st Floor

New York, NY 10036

Attn: Marcelle S. Balcombe (MBalcombe@SRF.LAW)

12.2        Amendments; No Waivers; Remedies.

(a)    This Agreement cannot be amended, except by a writing signed by each Party and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the Party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

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(b)    Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party shall waive or otherwise affect any obligation of that Party or impair any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c)    Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available. No single or partial exercise by a Party hereto of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

12.3        Arm’s length bargaining; no presumption against drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

12.4        Publicity. Except as required by Law, fiduciary duties, by court process or by obligations pursuant to any listing agreement with any national securities exchange and except with respect to the Acquirer SEC Documents, Owners, on one hand, and Acquirer, on the other hand, agree that neither they nor their respective agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of Acquirer and Owners’ Representative.

12.5        Expenses. Each Party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, unless otherwise specified herein.

12.6        No Assignment or Delegation. No Party may assign this Agreement or any right, interest or obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of Acquirer, on one hand, and Owners’ Representative, on the other hand. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

12.7        Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

12.8       Counterparts; facsimile signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each Party of an executed counterpart or the earlier delivery to each Party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other Parties. Delivery of an executed counterpart of this Agreement by facsimile or by electronic transmission in .PDF format shall be effective to the fullest extent permitted by applicable Law.

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12.9        Entire Agreement. This Agreement together with the exhibits and schedules hereto and the Additional Agreements, sets forth the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. No Party has relied on any representation from, or warranty or agreement of, any Person in entering into this Agreement, prior hereto or contemporaneous herewith or any Additional Agreement, except those expressly stated herein or therein.

12.10       Severability. A determination by a court or other legal authority of competent jurisdiction that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The Parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

12.11       Construction of certain terms and references; captions. In this Agreement:

(a)    References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b)    The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “Party” means a party signatory hereto.

(c)    Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Target Company.

(d)    Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule.

(e)    If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day. With respect to any date or time period specified herein or in any Additional Agreement, time is of the essence.

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(f)    Captions are not a part of this Agreement, but are included for convenience, only.

(g)    No reference to or disclosure of any information in the Disclosure Schedules shall be construed as an admission or indication that such information is material or that such information is required to be referred to or disclosed in the Disclosure Schedules nor shall such information be deemed to establish a level or standard of materiality for purposes of this Agreement;

(h)    The terms “Dollars” and “$” mean United States Dollars;

(i)    Information shall be considered to have been “delivered to” or “made available” (or words of similar import) to Acquirer if provided in the “virtual data room” hosted by Box.com.

12.12      Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

12.13      Third Party Beneficiaries. Neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

12.14      Owners’ Representative.

(a)    By executing this Agreement or an Owner Joinder, each Owner hereby appoints Cameron Gray (and Cameron Gray hereby consents to such appointment) as agent, proxy and attorney-in-fact for each Owner for all purposes of this Agreement and the Additional Agreements, including the full power and authority on each such Owner’s behalf to (i) to give and receive notices and communications to or by the Acquirer for any purpose under this Agreement and the Additional Agreements, (ii) to agree to, negotiate, enter into settlements and compromises of and demand mediation and comply with orders of courts and awards of arbitrators or other disputes arising under or related to this Agreement or the Additional Agreements, (iii) to enter into and deliver the Escrow Agreement on behalf of each of the Owners and to disburse any funds or Exchange Shares hereunder or pursuant to the Escrow Agreement, (iv) to authorize or object to delivery to the Acquirer of the Escrow Fund, or any portion thereof, in satisfaction of indemnification claims by the Acquirer in accordance with the provisions of the Escrow Agreement, (v) to act on behalf of Owners in accordance with the provisions of the Agreement and the Additional Agreements, the securities described herein and any other document or instrument executed in connection with the Agreement and the Transactions, (vi) to endorse and deliver any certificates or instruments of assignment as Acquirer shall reasonably request; (vii) to execute and deliver on behalf of each such Owner any amendment, waiver, ancillary agreement and documents on behalf of any Owner that the Owners’ Representative deems necessary or appropriate; and (viii) to take all actions necessary or appropriate in the judgment of the Owners’ Representative for the accomplishment of the foregoing and to do each and every act and exercise any and all rights which the Owners collectively are permitted or required to do or exercise under this Agreement. The Acquirer is expressly authorized to rely on the genuineness of the signature of Owners’ Representative and, upon receipt of any writing which reasonably appears to have been signed by Owners’ Representative, Acquirer may act in good faith upon the same without any further duty of inquiry as to the genuineness of the writing.

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(b)    Such agency may be changed by the Owners from time to time upon no less than twenty (20) days prior written notice to the Acquirer, provided, however, that the Owners’ Representative may not be removed unless holders of at least 51% of all of the Target Company’s Equity Interests on an as-if converted basis outstanding immediately prior to the Transactions agrees to such removal. Any vacancy in the position of Owners’ Representative may be filled by approval of the holders of at least 51% of all of the Target Company’s Equity Interests on an as-if converted basis outstanding immediately prior to the Transactions. Any removal or change of the Owners’ Representative shall not be effective until written notice is delivered to Acquirer. No bond shall be required of the Owners’ Representative, and the Owners’ Representative shall not receive any compensation for his services. Notices or communications to or from the Owners’ Representative shall constitute notice to or from the Owners.

(c)    A decision, act, consent or instruction of the Owners’ Representative shall, for all purposes hereunder, constitute a decision, act, consent or instruction of all of the Owners of the Target Company and shall be final, binding and conclusive upon each of the Owners. In connection with this Agreement, the Escrow Agreement, and any instrument, agreement or document relating hereto or thereto, and in exercising or failing to exercise all or any of the powers conferred upon the Owners’ Representative hereunder (i) the Owners’ Representative shall incur no responsibility whatsoever to any Owners by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with the Escrow Agreement or any such other agreement, instrument or document, excepting only responsibility for any act or failure to act which represents willful misconduct, and (ii) the Owners’ Representative shall be entitled to rely on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of the Owners’ Representative pursuant to such advice shall in no event subject the Owners’ Representative to liability to any Owners. Each Owner shall severally (in accordance with their ownership percentages in the Target Company as set forth on Schedule 12.14(c)), and not jointly, indemnify the Owners’ Representative, against all losses, damages, liabilities, claims, obligations, costs and expenses, including reasonable attorneys’, accountants’ and other experts’ fees and the amount of any judgment against them, of any nature whatsoever (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claims whatsoever) (“Owners’ Representative Losses”), arising out of or in connection with any actions taken or omitted to be taken by the Owners’ Representative pursuant to the terms of this Agreement or the Escrow Agreement (including any claim, investigation, challenge, action or proceeding or in connection with any appeal thereof, relating to the acts or omissions of the Owners’ Representative hereunder, or otherwise), in each case as such Owners’ Representative Loss is incurred or suffered. If not paid directly to the Owners’ Representative by the Owners, any such Owners’ Representative Loss may be recovered by the Owners’ Representative from the Escrow Fund otherwise distributable to the Owners pursuant to the terms hereof and the Escrow Agreement at the time of distribution in accordance with written instructions delivered by the Owners’ Representative to the Escrow Agent; provided that while this section allows the Owners’ Representative to be paid from the Escrow Fund, this does not relieve the Owners from their obligation to promptly pay such Owners’ Representative Losses as they are suffered or incurred, nor does it prevent the Owners’ Representative from seeking any remedies available to it at law or otherwise.

12.15     Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

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12.16    Significant Owners’ Releases. Effective as of the Closing and to the fullest extent permitted by applicable Law, each Significant Owner, on his, her, or its own behalf and on behalf of its past, present or future officers, managers, partners, agents, attorneys, advisors, representatives, heirs, successors and assigns, including any receiver, any assignee for the benefit of creditors or any trustee under the United States Bankruptcy Code (each, a “Releasing Party” and, collectively, the “Releasing Parties”) hereby absolutely, unconditionally and irrevocably releases and forever discharges the Target Company and their respective Affiliates, successors and past, present and future assigns, trusts, trustees, owners, partners, managers, directors, officers, agents, attorneys and representatives (collectively, the “Released Parties”) from the following (collectively, the “Released Claims”): all claims, actions, causes of action, suits, debts, liabilities, obligations, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands arising out of, relating to or in any way connected with the Target Company or the transactions contemplated by this Agreement, including (without limitation) all claims related to any Releasing Party’s ownership or purported ownership in the Target Company or any actual or promised grants of any of the foregoing, any Releasing Party’s relationship with any of the Target Company and all claims related to the payment amounts set forth herein, whether known or unknown, suspected or unsuspected, absolute or contingent, direct or indirect or nominally or beneficially possessed or claimed by a Releasing Party, whether the same be in administrative proceedings, in arbitration or admiralty, at law, in equity or mixed, which such Releasing Party ever had or now has against the Released Parties (or any of them), in respect of any and all agreements, liabilities or obligations entered into or incurred on or prior to the Closing Date, or in respect of any event occurring or circumstances existing on or prior to the Closing Date, whether or not relating to claims or circumstances existing on or prior to the Closing Date, whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that the Released Claims shall not include any rights and claims arising under this Agreement or any Additional Agreement. Each of the Releasing Parties acknowledges that it may hereafter discover facts in addition to or different from those that such Releasing Party now knows or believes to be true with respect to the subject matter of this release, but it is such Releasing Parties’ intention to fully and finally and forever settle and release any and all Released Claims, respectively, that do now exist, may exist or heretofore have existed with respect to the subject matter of this release. In furtherance of this intention, the releases contained in this Section 12.16 shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts.

12.17    Spousal Consent. Simultaneously with the execution of this Agreement or an Owner Joinder, as applicable, each Owner shall deliver to Acquirer a spousal consent in the form attached hereto as Exhibit D executed by his spouse.

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12.18 Supplement to Schedules. From time to time prior to the Closing, but in no event later than October 11, 2022 (the “Supplement Cutoff Date”), the Acquirer, the Target Company, and the Owners shall have the right (but not the obligation, except in the case of the delivery of the audited financial statements of the Target Company as of and for the fiscal years ended 2020 and 2021, consisting of the audited balance sheets as of such dates, the audited income statements for the periods then-ended, the audited cash flow statements for the periods then-ended and the corresponding notes to such financial statements, which the Target Company shall be obligated to deliver prior to the Supplement Cutoff Date) to supplement or amend the Disclosure Schedules with respect to any matter hereafter arising or of which it becomes aware after the date hereof (each, a “Schedule Supplement”). Any disclosure in any such Schedule Supplement shall not be deemed to have cured any inaccuracy in or breach of any representation or warranty contained in this Agreement, including for purposes of indemnification or termination rights contained in this Agreement or of determining whether or not the conditions set forth in Article 8 have been satisfied; provided, however, that if, hereunder, the Acquirer has the right to, but does not timely and properly elect to, terminate this Agreement within ten (10) Business Days of its receipt of such Schedule Supplement, then the Acquirer or the Target Company and Owners, as applicable, shall be deemed to have waived any right to terminate this Agreement with respect to such matter and, further, shall have waived its right to indemnification under Section 9.1 with respect to such matter.

[The remainder of this page intentionally left blank; signature pages to follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ACQUIRER:

ISORAY, INC., a Delaware corporation

By:              /s/ Lori A. Woods

Name:       Lori A. Woods

Title:         Chief Executive Officer

MERGER SUB:

ISORAY ACQUISITION CORP., a Delaware

corporation

By:              /s/ Lori A. Woods

Name:       Lori A. Woods

Title:         Chief Executive Officer

OWNERS’ REPRESENTATIVE:

By:              /s/ Cameron Gray

Name:       Cameron Gray

OWNERS:

NEXT LEVEL VENTURES FUND II, LLLP

By:             /s/ Craig Ibsen

Name:        Craig Ibsen

Title:          Next Level Ventures GPII, Manager

By:              /s/ Michael Schultz

Name:       Michael K. Schultz

By:              /s/ Frances Johnson

Name:       Frances L. Johnson

LEGACY 2022 GRANTOR RETAINED

ANNUITY TRUST

By:             /s/ Vincent Gaffney

Name:       Vincent Gaffney

Title:         Vice President, Hills Bank, Trustee

MIRACLE 2022 GRANTOR RETAINED

ANNUITY TRUST

By:             /s/ Vincent Gaffney

Name:       Vincent Gaffney

Title:         Vice President, Hills Bank, Trustee

By:              /s/ Heyward Coleman

Name:       Heyward H. Coleman

By:              /s/ Cameron Gray

Name:       Cameron Gray

ASV – VIEWPOINT, LLC

By:              /s/ Jeff Krol

Name:        Jeff Krol

Title:          Manager

By:              /s/ Peter A. Appel

Name:       Peter A. Appel

TARGET COMPANY:

VIEWPOINT MOLECULAR TARGETING,

INC., a Delaware corporation

By:              /s/ Thijs Spoor

Name:        Thijs Spoor

Title:          CEO

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Exhibit A

[Registration Rights and Lock-Up Agreement]

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Execution Version

REGISTRATION RIGHTS AND LOCK‑UP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCK‑UP AGREEMENT (this “Agreement”), dated as of [●], 2022, is made and entered into by and among (i) Isoray, Inc., a Delaware corporation (the “Company”), (ii) each of the Persons listed on Schedule A attached hereto (the “Schedule of Holders”) as of the date hereof, and (iii) each of the other Persons set forth from time to time on the Schedule of Holders who, at any time, own securities of the Company and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (ii) and (iii), a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Company, Viewpoint Molecular Targeting, Inc., a Delaware corporation (“Viewpoint”) and Isoray Acquisition Corp., a Delaware corporation (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated as of September 27, 2022 (as amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub shall merge with and into Viewpoint (the “Merger”), with Viewpoint surviving the Merger as a wholly owned subsidiary of the Company; and

WHEREAS, the equityholders of Viewpoint will receive unregistered shares of Common Stock of the Company which shares will be restricted and the Holders desire to register the restricted shares of Common Stock they will receive pursuant to the Merger and the Company desires to have the Holders enter into a lock-up agreement to restrict the trading of the Common Stock they receive from the Company for a prescribed period of time.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Resale Shelf Registration Rights.

(a)    Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the Commission, no later than thirty (30) days following the date of this Agreement (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the holders of all of the Registrable Securities held by the Registration Rights Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S‑3 (“Form S‑3”) or, if Form S‑3 is not then available to the Company, on Form S‑1 or such other appropriate form permitting Registration of such Registrable Securities for resale by such Registration Rights Holders. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline or (ii) ten (10) Business Days after the Commission notifies the Company that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by no more than ninety (90) days after the Filing Deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. Once effective, the Company shall use reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective and shall cause the Resale Shelf Registration Statement to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until such date as all Registrable Securities covered by the Resale Shelf Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Registration Rights Holders (the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Registration Rights Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock‑up restrictions provided in this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Registration Rights Holders.

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(b)    Notification and Distribution of Materials. The Company shall notify the Registration Rights Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within one (1) Business Day after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Registration Rights Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(c)    Amendments and Supplements. Subject to the provisions of Section 1(a) above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period. If any Resale Shelf Registration Statement filed pursuant to Section 1(a) is filed on Form S‑3 and thereafter the Company becomes ineligible to use Form S‑3 for secondary sales, the Company shall promptly notify the Registration Rights Holders of such ineligibility and shall file a shelf registration on Form S‑1 or other appropriate form as promptly as practicable to replace the shelf registration statement on Form S‑3 and use its reasonable best efforts to have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and shall cause the Resale Shelf Registration Statement to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Registration Rights Holders during the Effectiveness Period; provided, however, that at any time the Company once again becomes eligible to use Form S‑3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S‑3.

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(d)    Notwithstanding the registration obligations set forth in this Section 1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and shall file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), on Form S‑3, or if Form S‑3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly‑available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Registration Rights Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Registration Rights Holders, subject to a determination by the Commission that certain Registration Rights Holders must be reduced first based on the number of Registrable Securities held by such Registration Rights Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company shall file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S‑3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

(e)    Registrations effected pursuant to this Section 1 shall not be counted as Demand Registrations effected pursuant to Section 2.

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2.        Demand Registrations.

(a)    Requests for Registration. Subject to the terms and conditions of this Agreement, if, at any time during the Effectiveness Period, there is not an Effective Registration Statement covering all of the Registrable Securities, the holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S‑3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short‑form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to the Company (“Short‑Form Registrations”) in accordance with Section 2(b) and Section 2(c) below (such holders being referred to herein as the “Initiating Holders” and all registrations requested by the Initiating Holders being referred to herein as “Demand Registrations”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within five (5) Business Days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms and conditions set forth herein, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the receipt of the Company’s notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement. Each of the Registration Rights Holders holding a majority of the Registrable Securities shall be entitled to request an unlimited number of Short‑Form Registrations, in which the Company shall pay all Registration Expenses whether or not any such Short‑Form Registration has become effective; provided, however, that the Company shall not be obligated to effect any such Short‑Form Registration: (i) if the holders of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such Short‑Form Registration, propose to sell Registrable Securities with an aggregate market price at the time of request of less than $5,000,000, or (ii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) Short‑Form Registrations for the holders of Registrable Securities requesting a Short‑Form Registration pursuant to this Section 2(c). Demand Registrations shall be Short‑Form Registrations whenever the Company is permitted to use any applicable short form registration and if the managing underwriters (if any) agree to the use of a Short‑Form Registration. For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short‑Form Registrations available for the offer and sale of Registrable Securities. If the Company is qualified to and, pursuant to the request of the holders of a majority of the Registrable Securities or the Initiating Holder(s), as applicable, has filed with the Commission a registration statement under the Securities Act on Form S‑3 pursuant to Rule 415 (a “Shelf Registration”), then the Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if the Company is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, the Company shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration. If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S‑3, the Company shall prepare and file with the Commission a registration statement or registration statements on such form that is available for the sale of Registrable Securities.

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(b)    Long‑Form Registrations. If a Short-Form Registration is not available, then the Registration Rights Holders holding a majority of the Registrable Securities may request one registration on Form S-1 or any similar long form registration statement (a “Long-Form Registration”) in which the Company shall pay all Registration Expenses whether or not any such Long‑Form Registration has become effective; provided, that the Company shall not be obligated to effect, or to take any action to effect, any Long‑Form Registration unless the aggregate market price of the Registrable Securities requested to be registered in such Long‑Form Registration exceeds $25,000,000 at the time of request. A registration shall not count as a permitted Long‑Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long‑Form Registration whether or not it has become effective.

(c)    Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”) is effective and its use has not been otherwise suspended by the Company in accordance with the terms of Section 2(f) below, upon a written demand (a “Takedown Demand”) by any Registration Rights Holder that is, in either case, a Shelf Participant holding Registrable Securities at such time (the “Initiating Holder”), the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “takedown offering”) and the Company shall pay all Registration Expenses in connection therewith; provided that the Company will provide in connection with any marketed underwritten takedown offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant. In connection with any marketed underwritten takedown offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to the Company, which notice must be received by the Company no later than five (5) Business Days following the date notice is given to such participant), the Initiating Holder and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(d)    Priority on Demand Registrations and Takedown Offerings. The Company shall not include in any Demand Registration that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters and the holders of a majority of the Registrable Securities then outstanding. If a Demand Registration or a takedown offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities held by Initiating Holders, the Company shall include in such offering prior to the inclusion of any securities which are not Registrable Securities the maximum number of Registrable Securities requested to be included in such registration (if necessary, allocated pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder).

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(e)    Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a registration statement or for a registered offering (including a takedown offering) hereunder will be subject to the constraints of any applicable lock‑up arrangements, and any such demand must be deferred until such lock‑up arrangements no longer apply.

(i)    The Company shall not be obligated to effect any Demand Registration within 30 days prior to the Company’s good faith estimate of the date of filing of an underwritten public offering of the Company’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 90 days from the effective date of any such underwritten public offering. The Company may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the holders of Registrable Securities if the board of directors of the Company reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. The Company may delay or suspend the effectiveness of a Demand Registration or takedown offering pursuant to this Section 2(f)(i) only twice in any consecutive twelve‑month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of any Demand Registration or takedown offering in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(g). The Company may extend the Suspension Period for an additional consecutive 30 days with the consent of the Applicable Approving Party; provided further that under no circumstances shall the aggregate Suspension Periods during any consecutive twelve‑month period exceed 90 days.

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(ii)    In the case of an event that causes the Company to suspend the use of any Resale Shelf Registration as set forth in Section 2(e)(i) or pursuant to Section 5(g) (a “Suspension Event”), the Company shall give a notice to the holders of Registrable Securities registered pursuant to such Shelf Registration (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event (it being understood that, in the case of a Suspension Event pursuant to Section 2(e)(i), such Suspension Event shall automatically end, with or without delivery of an End of Suspension Notice, if the Suspension Period thereof pursuant to such Section 2(e)(i) shall have expired).

(iii)    Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 2(e), the Company agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(f)    Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that such selection shall be subject to the written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed. If any takedown offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such takedown offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Registration Rights Holders proposing to distribute their securities through underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(g)    Participation in Registrations. No Holder may participate in any Registration hereunder which is underwritten unless such Holder (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements (which agreements do not take away or restrict rights of such Person hereunder in any material respects or increase such Person’s liabilities in any material respects) and provides such reasonable written information concerning itself as may be required for registration, including for inclusion in any registration statement.

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(h)    Other Registration Rights. The Company represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

(i)    Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the holders of a majority of the Registrable Securities or the Initiating Holder(s), as applicable, that requested such Demand Registration or takedown offering may revoke such request for a Demand Registration or takedown offering on behalf of all holders of Registrable Securities participating in such Demand Registration or takedown offering without liability to such holders of Registrable Securities, in each case by providing written notice to the Company.

3.        Piggyback Registrations.

(a)    Right to Piggyback. If, at any time during the Effectiveness Period, there is not an Effective Registration Statement covering all of the Registrable Securities and the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration, (iii) pursuant to a Takedown Demand, (iv) in connection with registrations on Form S‑4 or S‑8 promulgated by the Commission or any successor forms, (v) a registration relating solely to employment benefit plans, (vi) in connection with a registration the primary purpose of which is to register debt securities, or (vii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 business days after the delivery of the Company’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b)    Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

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(c)    Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Registration Rights Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d)    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Registration Rights Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, if all of the Registrable Securities requested to be included in Section 3(c)(ii) above are included, then other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e)    Other Registrations. If during the Effectiveness Period, the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S‑8 or any successor form) at the request of any holder or holders of such securities until a period of at least 90 days has elapsed from the effective date of such previous registration.

(f)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.

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4.        Agreements of Holders.

(a)    If required by the Applicable Approving Party or the managing underwriter, in connection with any underwritten Public Offering on or after the date hereof, each holder of 5% or more of the outstanding Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by the Applicable Approving Party; provided that the applicable lock-up period shall not exceed 90 days.

(b)    The holders of Registrable Securities shall use reasonable best efforts to provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

5.        Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a takedown offering, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a)    prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that at least three (3) Business Days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)    notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(c)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

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(d)    furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free‑Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)    during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f)    use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g)    promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post‑effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

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(i)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j)    enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares and preparing for and participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l)    take all reasonable actions to ensure that any Free‑Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration) or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(n)    permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(o)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(p)    use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

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(q)    cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(r)    cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s)    if such registration includes an underwritten public offering, use its reasonable best efforts to obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;

(t)    provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(u)    if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(v)    if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(w)    subject to the terms of Section 2(c) and Section 2(d), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re‑evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the registration statement on Form S‑3 and keep such registration statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such registration statement is required to be kept effective.

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6.        Registration Expenses.

(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration, a Takedown Demand or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b)    the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel and one local counsel (if necessary) chosen by the Applicable Approving Party for the purpose of rendering a legal opinion on behalf of such holders in connection with any underwritten Demand Registration, takedown offering or Piggyback Registration, such fees not to exceed $25,000.

(c)    To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7.        Indemnification.

(a)    The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, each Registration Rights Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Registration Rights Holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (A) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and (ii) pay to each Registration Rights Holder and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Registration Rights Holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such Registration Rights Holder expressly for use therein; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by such Registration Rights Holder expressly for use in connection with such registration statement. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

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(b)    In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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(d)    Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 8(a) or 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e)    The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

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8.        Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over‑allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 8 or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 8.

9.        Other Agreements; Certain Limitations on Registration Rights. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Registration Rights Holders may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Form S‑3 or any similar registration form hereafter adopted by the Commission. Upon request, the Company shall deliver to the Registration Rights Holders a written statement as to whether it has complied with such requirements. The Company shall at all times use its reasonable best efforts to cause the securities so registered to continue to be listed on one or more of the New York Stock Exchange, the New York Stock Exchange American and the Nasdaq Stock Market. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities and delivery of any opinions requested by the transfer agent.

10.       Lock‑Up Provisions.

(a)    Each Lock‑Up Holder agrees that it, he or she shall not Transfer any Common Stock until the earlier of (i) six months or (ii) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Common Stock Lock‑Up Period”).

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(b)    Notwithstanding the provisions set forth in Section 10(a), Transfers of shares of Common Stock (collectively, “Restricted Securities”) that are held by the Lock‑Up Holders or any of their Permitted Transferees (that have complied with this Section 10), are permitted (i) to the Company’s officers or directors, any affiliate or family member of any of the Company’s officers or directors, any affiliate of such Lock‑Up Holder or any member of such Lock‑Up Holder; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; or (v) in the case of a corporation, limited liability company, partnership, trust or other entity, transfers to its stockholders, members, partners or trust beneficiaries as part of a distribution, or to any corporation, partnership or other entity that is its affiliate, (vi) by virtue of the laws of the State of Delaware or a Lock‑Up Holder’s organizational documents upon dissolution of such Lock‑Up Holder (each such transferee, a “Permitted Transferee”); provided, however, that, in each case, any such Permitted Transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein in this Section 10(b) and the other restrictions contained in this Agreement.

(c)    If any Transfer not permitted under this Section 10 is made or attempted contrary to the provisions of this Agreement, such purported prohibited Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee as one of its equity holders for any purpose. In order to enforce this Section 10(c), the Company may impose stop‑transfer instructions with respect to the Restricted Securities of a Holder (and Permitted Transferees and assigns thereof) until the end of the applicable Lock‑Up Period.

(d)    During the Lock‑Up Period, each certificate or book‑entry position evidencing any Restricted Securities held by a Lock‑Up Holder shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A REGISTRATION RIGHTS AND LOCK‑UP AGREEMENT, DATED AS OF [●], 2022, BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THE SHARES. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e)    For the avoidance of doubt, each Lock‑Up Holder shall retain all of its rights as a stockholder of the Company with respect to the Restricted Securities it holds during the Lock‑Up Period, including the right to vote any such Restricted Securities that are entitled to vote. The Company agrees to (i) instruct its transfer agent to remove the legends in Section 10(d) upon the expiration of the applicable Lock‑Up Period and (ii) cause its legal counsel, at the Company’s expense, to deliver the necessary legal opinions, if any, to the transfer agent.

11.       Definitions.

(a)    “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering or, if applicable, in the case of a Long‑Form Registration or Short‑Form Registration effected pursuant to Section 2(a) or Section 2(b), respectively, the holders of a majority of the type of Registrable Securities that initiated such Short‑Form Registration.

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(b)    “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which the Company’s chief executive office is located or in New York, NY.

(c)    “Commission” means the U.S. Securities and Exchange Commission.

(d)    “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(e)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(f)     “FINRA” means the Financial Industry Regulatory Authority.

(g)    “Free‑Writing Prospectus” means a free‑writing prospectus, as defined in Rule 405 of the Securities Act.

(h)     “Lock‑Up Holders” means those Holders set forth on Schedule A hereto.

(i)    “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(j)    “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post‑effective amendments and including all material incorporated by reference in such prospectus.

(k)    “Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

(l)    “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(m)    “Registrable Securities” means (i) any outstanding share of Common Stock (including the shares of Common Stock issued or issuable upon the exercise or conversion of any other equity security) of the Company held by a Registration Rights Holder as of the date of this Agreement, or any Common Stock issued or issuable with respect to the securities referred to above through a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 following the Closing Date or repurchased by the Company or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement.

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(n)    “Registration Rights Holder” means those Holders set forth on Schedule A hereto.

(o)    “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post‑effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S‑4 or Form S‑8, or their successors).

(p)    “Rule 144”, “Rule 405”, and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(q)    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(r)    “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post‑effective amendment thereto or added by means of an automatic post‑effective amendment thereto.

(s)    “Transfer” means shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

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(t)    “WKSI” means a “well‑known seasoned issuer” as defined under Rule 405.

12.       Miscellaneous.

(a)    No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Holders in this Agreement.

(b)    Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(c)    Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d)    Other Registration Rights. The Company represents and warrants that no person, other than a holder of Registrable Securities pursuant to this Agreement, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

(e)    Amendments and Waivers. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, with the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. Any amendment or waiver effected in accordance with this Section 12(e) shall be binding upon each Holder and the Company. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

24

(f)    Successors and Assigns; No Third‑Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to (a) a Permitted Transferee of such Holder, or (b) any Person with the prior written consent of the Company. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in this Section 12(f) and (ii) the written agreement of the assignee, in a form reasonably acceptable to the Company, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 12(f) shall be null and void.

(g)    All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(h)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(i)    Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j)    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

25

(k)    Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(l)    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or email or by registered or certified mail (postage prepaid, return receipt requested) to each Holder at the address indicated on the Schedule of Holders attached hereto and to the Company at the address indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12(l)):

if to the Company:

Isoray, Inc.

350 Hills Street

Suite 106

Richland, WA 99354

Attention: Jonathan Hunt

Email: jhunt@isoray.com

with a copy to:

Gallagher & Kennedy, PC

2575 East Camelback Road

Suite 1100

Phoenix, AZ 85016‑9225

Attention: Stephen R. Boatwright

Email: steve.boatwright@gknet.com

(m)    Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

26

(n)    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

signature pages follow

27

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Isoray, Inc., a Delaware corporation By: Name: Title:

Complete the following as appropriate:

INDIVIDUAL HOLDER If you are an individual, print your name and sign below	ENTITY HOLDER If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title
Name of Individual (Please print)	Name of Entity (Please print)

By:
Signature	Name: Title:

Holder Address for Notices:

______________________________

______________________________

______________________________

Facsimile: _____________________

Attention: _____________________

Schedule A

Schedule of Holders

[●]

Exhibit B

[Owner Joinder]

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”), dated as of         ______________________, 2022, is entered into by the undersigned (“Owner”).

WHEREAS, Owner owns Equity Interests in Viewpoint Molecular Targeting, Inc., a Delaware corporation (the “Target Company”), in the amount set forth on Schedule 1 hereto; and

WHEREAS, Owner desires to join as a “Owner” under that certain Agreement and Plan of Merger, dated as of September 27, 2022 (as may be amended, the “Merger Agreement”), by and among Isoray, Inc., a Delaware corporation (the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), the Target Company, and Cameron Gray, as the representative of the Owners (as defined in the Merger Agreement) (the “Owners’ Representative”).

1.

Recitals and Defined Terms. The recitals to this Joinder Agreement are hereby incorporated by this reference as if fully set forth herein. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

2.

Joinder. By execution of this Joinder Agreement, Owner hereby joins the Merger Agreement as an “Owner” for all purposes of the Merger Agreement and agrees to be bound as a “Owner” by all the terms and provisions of the Merger Agreement with the same force and effect as if Owner had been a signatory to the Merger Agreement on the execution date thereof.

3.

Spousal Consent. If Owner is a natural person and is currently married as of the date of this Joinder Agreement, Owner represents and warrants that he or she is a resident of a state that is not a “community property” state, or if he or she is a resident of a state that is a “community property” state then his/her spouse has executed and delivered, or shall, concurrently with Owner’s execution hereof, execute and deliver to Purchaser and Owners’ Representative, his or her spouse’s acknowledgement of and consent to the existence and binding effect of all provisions contained in this Joinder Agreement and the Merger Agreement, which consent is attached in the form of Exhibit A hereto.

4.

Miscellaneous. Each party to the Merger Agreement is an intended third party beneficiary of this Joinder Agreement. This Joinder Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules thereof. Delivery of an executed signature page of this Joinder Agreement by facsimile transmission, pdf, DocuSign or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. The illegality or unenforceability of any provision of this Joinder Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Joinder Agreement or any instrument or agreement required hereunder.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Entity Owner]

By:

Name:

Title:

Address for Notices from Owners’ Representative:

____________________________

____________________________

//

By:

Name: [Individual Owner]

Address for Notices from Owners’ Representative:

____________________________

____________________________

Schedule 1

Owner	Shares of Target Company Common Stock or Other Equity Interests

Exhibit A

Spousal Consent

[See attached]

CONSENT OF SPOUSE

I, ____________________, certify that I am the spouse of ______________, and acknowledge that I have read the Joinder Agreement, dated as of                   , 2022, to which this Consent is attached as Exhibit A (the “Joinder Agreement”) and the certain Agreement and Plan of Merger, dated as of September 27, 2022 (as may be amended, the “Merger Agreement”), by and among Isoray, Inc., a Delaware corporation (the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware Corporation (the “Target Company”), and Cameron Gray, as the representative of the Owners (as defined in the Merger Agreement) (the “Owners’ Representative”), and that I know the contents of the Joinder Agreement and the Merger Agreement. I am aware that the Merger Agreement contains provisions regarding the exchange of Target Company Common Stock (the “Equity Interests”) that my spouse owns, including any interest I might have therein, for shares of Acquirer Common Stock at the Exchange Ratio set forth in the Merger Agreement.

I hereby agree that my interest, if any, in any Equity Interests shall be irrevocably bound by the Joinder Agreement and the Merger Agreement and further understand and agree that any community property interest, if any, I may have in such Equity Interests is similarly bound by the Joinder Agreement and the Merger Agreement. To the extent that the Equity Interests are already the sole and separate property of my spouse, I agree and intend that this Consent shall serve as further evidence and acknowledgement of the status of such Equity Interests.

I hereby agree not to take any action at any time that might interfere with the operation of the Joinder Agreement, Merger Agreement, the Equity Interests, or with the interests or rights now or later acquired by me or my spouse related to the Joinder Agreement and Merger Agreement.

I am aware that the legal, financial and related matters contained in the Joinder Agreement and Merger Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Joinder Agreement and Merger Agreement carefully that I will waive such right.

Dated:
Name:

Exhibit C

[Amendment to Acquirer Certificate of Incorporation]

The Certificate of Incorporation of Isoray, Inc. shall be amended as follows:

ARTICLE 4 shall be amended to increase the total number of shares of all classes of stock which the Corporation shall have authority to issue from Two Hundred Seven Million (207,000,000) to Four Hundred Seven Million (407,000,000) and increase the total number of shares of Common Stock, par value one-tenth of one cent ($0.001) per share, the Corporation is authorized to issue from Two Hundred Million (200,000,000) to Four Hundred Million (400,000,000).

Exhibit D

[Spousal Joinder]

CONSENT OF SPOUSE

I, ____________________, certify that I am the spouse of ______________, and acknowledge that I have read the certain Agreement and Plan of Merger, dated as of September 27, 2022 (as may be amended, the “Merger Agreement”), by and among Isoray, Inc., a Delaware corporation (the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware Corporation (the “Target Company”), and Cameron Gray, as the representative of the Owners (as defined in the Merger Agreement) (the “Owners’ Representative”), and that I know the contents of the Merger Agreement. I am aware that the Merger Agreement contains provisions regarding the exchange of Target Company Common Stock (the “Equity Interests”) that my spouse owns, including any interest I might have therein, for shares of Acquirer Common Stock at the Exchange Ratio set forth in the Merger Agreement.

I hereby agree that my interest, if any, in any Equity Interests shall be irrevocably bound by the Joinder Agreement and the Merger Agreement and further understand and agree that any community property interest, if any, I may have in such Equity Interests is similarly bound by the Joinder Agreement and the Merger Agreement. To the extent that the Equity Interests are already the sole and separate property of my spouse, I agree and intend that this Consent shall serve as further evidence and acknowledgement of the status of such Equity Interests.

I hereby agree not to take any action at any time that might interfere with the operation of the Merger Agreement, the Equity Interests, or with the interests or rights now or later acquired by me or my spouse related to the Merger Agreement.

I am aware that the legal, financial and related matters contained in the Merger Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Merger Agreement carefully that I will waive such right.

Dated:
Name:

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This First Amendment to Agreement and Plan of Merger (this “Amendment”), dated October 21, 2022, is entered into by and among Isoray, Inc., a Delaware corporation (the “Acquirer”), Isoray Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquirer (“Merger Sub”), Viewpoint Molecular Targeting, Inc., a Delaware corporation (the “Target Company”), and Cameron Gray, as the representative of the Owners (the “Owners’ Representative”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Merger Agreement (as defined below).

RECITALS

WHEREAS, Acquirer, Merger Sub, the target Company, and the Owners’ Representative entered into that certain Agreement and Plan of Merger, dated as of September 27, 2022 (the “Merger Agreement”);

WHEREAS, the Parties hereto desire to amend the Merger Agreement;

WHEREAS, the Board of Directors of Acquirer has determined it is in the best interests of Acquirer and its stockholders to increase the number of shares of common stock the Acquirer is authorized to issue to 750,000,000 shares instead of 400,000,000 shares as set forth in the Merger Agreement to provide the potential availability of shares for future capital raises as needed to finance the business of the combined company; and

WHEREAS, the Parties desire to amend the Merger Agreement further to clarify that the approval of the Merger Agreement by the stockholders of Acquirer is not required.

NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Acquirer, Merger Sub, Target Company, and the Owners’ Representative hereby agree as follows:

1.    Amendment of Recitals. Recital H of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“The Board of Directors of the Acquirer, having determined that the Merger is fair and advisable to, and in the best interests of Acquirer and its stockholders, has determined to recommend that the stockholders of the Acquirer adopt, authorize and approve this Agreement in accordance with the DGCL and in conjunction therewith intends to amend its Certificate of Incorporation to increase its authorized capital stock to 750,000,000 shares.”

2.    Amendment of Section 5.8(a). The last sentence of Section 5.8(a0 shall be deleted in its entirety and replaced with the following:

“Immediately prior to Closing, Acquirer will amend its Certificate of Incorporation and have not less than Seven Hundred Fifty Million (750,000,000) shares of authorized capital stock which will be a sufficient amount to consummate the Transactions.”

3.    Amendment of Section 7.2(b). Section 7.2(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

(b)

“Without limitation, in the Proxy Statement, the Acquirer shall seek, in accordance with the Certificate of Incorporation and applicable securities laws, rules and regulations, including the DGCL and rules and regulations of NYSE American, from the holders of the Acquirer Common Stock: (A) approval, for purposes of complying with applicable listing rules of the NYSE American, of the issuance of 136,545,112 shares of Acquirer Common Stock as provided for herein in connection with the consummation of the Transactions, (B) approval to amend the Certificate of Incorporation of Acquirer to increase the number of shares of authorized Acquirer Common Stock to 750,000,000, (C) approval to increase the number of shares reserved for issuance under the Acquirer Plan to 46,000,000, and (D) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Transactions (including a proposal to adjourn any meeting at which approval of the Acquirer Proposals (as defined below) for the purposes of soliciting additional proxies to approve the Acquirer Proposals, if necessary, the proposals set forth in the forgoing clauses (A) through (D), are referred to as the “Acquirer Proposals”)..

4.    Amendment to Exhibit C. Exhibit C shall be deleted in its entirety and replaced with the following:

ARTICLE 4 shall be amended to increase the total number of shares of all classes of stock which the Corporation shall have authority to issue from Two Hundred Seven Million (207,000,000) to Seven Hundred Fifty Seven Million (757,000,000) and increase the total number of shares of Common Stock, par value one-tenth of one cent ($0.001) per share, the Corporation is authorized to issue from Two Hundred Million (200,000,000) to Seven Hundred Fifty Million (750,000,000).

5.    Merger Agreement Otherwise Unchanged. Except as expressly provided herein, the Merger Agreement shall remain unchanged and in full force and effect. Each reference to “this Agreement” or “the Merger Agreement” and words of similar import in the Merger Agreement and in the agreements and other documents contemplated by the Merger Agreement shall be a reference to the Merger Agreement, as amended hereby, and as the same may be further amended, restated, supplemented and otherwise modified and in effect from time to time.

6.    Governing Law; Jury Trial. This Amendment shall be governed by and interpreted in accordance with the same laws and in the same manner as the Merger Agreement and Section 12.7 of the Merger Agreement is incorporated herein by reference, mutatis mutandis.

7.    Miscellaneous. This Amendment shall be binding upon and inure to the benefit of each party to the Merger Agreement and its successors and permitted assigns. The headings in this Amendment are for reference only and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same instrument. Delivery of an executed counterpart of this Amendment electronically, via email or .pdf, or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment

* * * * *

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date and year first set forth above.

ACQUIRER:

ISORAY, INC., a Delaware corporation

By:	/s/ Lori A. Woods
Name:	Lori A. Woods
Title:	Chief Executive Officer

MERGER SUB:

ISORAY ACQUISITION CORP., a Delaware corporation

By:	/s/ Lori A. Woods
Name:	Lori A. Woods
Title:	Chief Executive Officer

OWNERS’ REPRESENTATIVE:

By:	/s/ Cameron Gray
Name:	Cameron Gray

TARGET COMPANY:

VIEWPOINT MOLECULAR TARGETING,
INC., a Delaware corporation

By:	/s/ Thijs Spoor
Name:	Thijs Spoor
Title:	CEO

ANNEX C

AMENDMENT TO AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

[Amendment follows on the next page]

AMENDMENT

TO

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

The Amended and Restated 2020 Equity Incentive Plan (the “Plan”) of Isoray, Inc. (the “Company”) is amended as follows:

1.	The first sentence of Section 4.1 of the Plan is amended to read as follows:

“Subject to adjustment in accordance with Section 11, a total of 46,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan.”

2.	All other provisions of the Plan remain in full force and effect.

ANNEX D

OPINION OF OPPENHEIMER & CO. INC.

[Opinion follows on the next page]

OPPENHEIMER

September 27, 2022

The Board of Directors
Isoray, Inc.
350 Hills St., Suite 106
Richland, WA 99354

Dear Board of Directors:

You have asked Oppenheimer & Co. Inc. ("Oppenheimer") to render a written opinion ("Opinion") to the Board of Directors (the "Board") of Isoray, Inc. ("Isoray") as to the fairness, from a financial point of view, to Isoray, of the Exchange Ratio (as defined in the Agreement) provided for in the Merger (as defined below) pursuant to an Agreement and Plan of Merger (the "Agreement") proposed to be entered into by and among Isoray, Isoray Acquisition Corp., a wholly-owned subsidiary of Isoray ("Merger Sub"), Viewpoint Molecular Targeting, Inc. ("Viewpoint"), and Cameron Gray as the representative of the equity holders of Viewpoint. The Agreement provides, among other things, that: (i) Merger Sub will be merged with and into Viewpoint (the "Merger"); and (ii) in connection with the Merger (a) each share of the common stock, par value $0.0001 per share, of Viewpoint (collectively, the "Viewpoint Shares") issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive 3.3212 shares of the common stock, par value $.001 per share, of Isoray (collectively, the "Isoray Shares") equal to the Exchange Ratio; and (c) Viewpoint will become a wholly-owned subsidiary of Isoray (collectively, the "Transaction"). For purposes of this Opinion and our financial analysis underlying this Opinion, we have relied upon and assumed, at the direction of the management of Isoray and with Isoray's consent, without independent verification, that (i) Isoray and Viewpoint currently have approximately 142,118,382 shares of common stock issued and outstanding on a fully-diluted basis assuming all outstanding in the money options and warrants have converted and approximately 41,113,244 shares of common stock issued and outstanding on a fully-diluted basis assuming all outstanding in the money options and warrants have converted, respectively, and (ii) upon consummation of the Transaction, the current stockholders of Isoray will own approximately 51% of the combined company and the current stockholders of Viewpoint will own approximately 49% of the combined company.

In arriving at our Opinion, we:

a) reviewed a draft dated September 26, 2022 of the Agreement;

b) reviewed (1) audited financial statements of Isoray for the fiscal years ended June 30, 2020 and 2021 and (2) unaudited financial statements of Viewpoint for fiscal years ended December 31, 2020 and 2021 and for the 8-month period ended August 31, 2022;

c) reviewed financial forecasts and estimates relating to (1) Isoray prepared and approved for our use by the management of Isoray ("Management", and such projections,

OPPENHEIMER

the "Isoray Projections") and (2) Viewpoint prepared by the management of Viewpoint as adjusted and approved for our use by Management (the "Viewpoint Projections");

d) held discussions with the senior management and advisors of each of Viewpoint and Isoray with respect to the business and prospects of Viewpoint and Isoray, respectively;

e) reviewed and analyzed certain publicly available financial data for companies that we deemed relevant in evaluating each of Viewpoint and Isoray;

f) reviewed other public information concerning each of Viewpoint and Isoray;

g) reviewed a certificate addressed to us from senior management of Isoray which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of Isoray; and

h) performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.

We have been advised by Isoray that there are no audited financial statements for Viewpoint and, accordingly, we have relied upon and assumed, without independent verification, that there would be no information contained in such financial statements, if available, not otherwise discussed with or reviewed by us that would have been material to this Opinion or our financial analyses underlying this Opinion. We also have relied upon and assumed, without independent verification, that the audited financial statements for Viewpoint contemplated to be delivered to Isoray following the date hereof will not reflect any such change, information or facts. In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Isoray and its employees, representatives and affiliates or otherwise reviewed by us. With respect to the Viewpoint Projections, we have assumed, at the direction of Management and with Isoray's consent, without independent verification or investigation, that the Viewpoint Projections were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Viewpoint, as adjusted by Management, as to the future financial condition and operating results of Viewpoint. With respect to the Isoray Projections, we have assumed, at the direction of Management and with Isoray's consent, without independent verification or investigation, that the Isoray Projections were reasonably prepared on bases reflecting the best available information, estimates and judgments of Management, as to the future financial condition and operating results of Isoray. At the direction of representatives of Isoray, we also assumed that the final terms of the Agreement will not vary materially from those set forth in the draft reviewed by us. We also have assumed, with the consent of Isoray, that the Transaction will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Transaction, no delay, limitation, restriction or condition will be imposed that would result in the disposition of any assets of Isoray or Viewpoint or

OPPENHEIMER

We are not expressing any opinion as to the underlying valuation, future performance or long term viability of Isoray or the price at which Isoray Shares will trade at any time. We express no view as to, and our Opinion does not address, any terms or other aspects or implications of the Transaction (other than the Exchange Ratio to the extent expressly specified herein) or any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the Transaction or otherwise, or the fairness of the amount or nature of the compensation resulting from the Transaction to any individual officers, directors or employees of Isoray, or class of such persons, relative to the Exchange Ratio or otherwise. In addition, we express no view as to, and our Opinion does not address, the underlying business decision of Isoray to proceed with or effect the Transaction nor does our Opinion address the relative merits of the Transaction as compared to any alternative business strategies that might exist for Isoray or the effect of any other transaction in which Isoray might engage. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm this Opinion. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Transaction or Isoray and this Opinion does not purport to address potential developments in any such markets. As you are also aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the "Pandemic Effects"), and the Pandemic Effects could have a material impact on our analyses and this Opinion.

We are not legal, tax, regulatory or accounting advisors and have relied on the assessments made by Isoray and its advisors with respect to such issues. This Opinion does not address any legal, tax, regulatory or accounting matters. In addition, this Opinion does not constitute a solvency opinion or a fair value opinion, and we have not evaluated the solvency or fair value of Viewpoint or Isoray under any federal or state laws relating to bankruptcy, insolvency, similar matters or otherwise.

The issuance of this Opinion was approved by an authorized committee of Oppenheimer & Co. Inc. As part of our investment banking business, we are regularly engaged in valuations of

OPPENHEIMER

businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as financial advisor to Isoray in connection with the Transaction and will receive a fee for our services, a portion of which will be payable upon delivery of this Opinion and a significant portion of which is contingent upon consummation of the Transaction. Isoray has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement. In the ordinary course of business, we and our affiliates may actively trade securities of Isoray for our and our affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. Oppenheimer in the past has provided investment banking, financial advisory and/or other financial services to Isoray, for which Oppenheimer has received compensation, including, among other things, having acted as sole bookrunner to Isoray in its follow-on offerings of common stock in October 2020 and February 2021 and as sale agent to Isoray in its at-the-market offering that ended in October 2020.

Oppenheimer consents to the inclusion of this Opinion in its entirety and reference to this Opinion in any proxy statement required to be distributed to Isoray's stockholders in connection with the Transaction so long as such inclusion and reference is in form and substance acceptable to Oppenheimer and its counsel.

Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Merger pursuant to the Agreement is fair, from a financial point of view, to Isoray. This Opinion is for the use of the Board (in its capacity as such) in its evaluation of the Transaction and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Transaction.

Very truly yours,

Oppenheimer & Co. Inc.

OPPENHEIMER & CO. INC.

ANNEX E

VIEWPOINT FINANCIAL STATEMENTS

[Financial statements follow on the next page]

WEINBERG & COMPANY, P.A.
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Viewpoint Molecular Targeting, Inc.
Coralville, Iowa 52241

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Viewpoint Molecular Targeting, Inc. (the "Company") as of December 31, 2021 and 2020, the related statements of operations, stockholders' equity, and cash flows for the years then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company incurred a net loss and used cash in operations during the year ended December 31, 2021. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2022.

Weinberg & Company, P.A.
Los Angeles, California
October 3, 2022

1925 Century Park East, Suite 1120
Los Angeles, California 90067
Telephone: 310.601.2200
Fax: 310.601.2201
www.weinbergla.com

Other offices:
Florida
Hong Kong, PRC

Viewpoint Molecular Targeting, Inc.
Balance Sheets

	December 31,	December 31,
	2021	2020
ASSETS

Current Assets:
Cash and cash equivalents	$5,736,282	$10,560,304
Grants receivable	376,106	32,554
Prepaid expenses	111,097	31,232
Total Current Assets	6,223,485	10,624,090

Non-Current Assets:
Property, equipment, and leasehold improvements, net	1,185,040	206,292
Right of use asset, net	74,921	-
Intangible assets, net of accumulated amortization	-	287,534
Deposits	2,150	-
Total Non-Current Assets	1,262,111	493,826
Total Assets	$7,485,596	$11,117,916

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$1,549,427	$612,305
Lease liability, current	60,382	-
Note payable, current	38,719	81,420
Total Current Liabilities	1,648,528	693,725
Non-Current Liabilities:
Lease liability, non-current	14,539	-
Note payable, long-term	42,989	81,708
Total Liabilities	1,706,056	775,433

Stockholders' Equity:
Common stock - Par value $0.0001 per share; 100,000,000 shares authorized at December 31, 2021 and 2020; 35,082,821 and 33,282,219 shares issued and outstanding, respectively, at December 31, 2021 and December 31, 2020	3,509	3,329
Additional paid-in capital	15,454,856	13,624,567
Subscriptions Receivable	-	(2,081,300)
Accumulated deficit	(9,678,825)	(1,204,113)
Total Stockholders' Equity	5,779,540	10,342,483
Total Liabilities and Stockholders' Equity	$7,485,596	$11,117,916

See accompanying notes to financial statements

2

Viewpoint Molecular Targeting, Inc.
Statements of Operations

	Year Ended 12/31/21	Year Ended 12/31/20

Grant revenues, net	$2,827,959	$1,628,107

Research and development expenses	5,484,414	1,676,166
General & administrative expenses	5,675,935	712,987
Loss on impairment of intangible asset	249,196	-

Loss from operations	(8,581,586)	(761,046)

Other:
Interest income	28,264	5,828
Other income	29,253	-
Extinguishment of PPP Loan	54,100	-
Interest expense	(4,743)	(178,908)
Total other	106,874	(173,080)

Net loss	(8,474,712)	(934,126)

Basic and diluted weighted average shares outstanding	34,108,931	17,051,027

Loss per share - basic and diluted	$(0.25)	$(0.05)

See accompanying notes to financial statements

3

Viewpoint Molecular Targeting, Inc.
Statements of Changes in Stockholders' Equity

			Additional
	Common Stock		Paid In	Subscriptions	Accumulated
	Shares	Amount	Capital	Receivable	Deficit	Total

Balance, January 1, 2020	15,750,000	$1,575	$168,925		$(269,987)	$(99,487)

Common stock issued from private offering	16,158,125	1,616	12,200,592	(2,081,300)		10,120,908
Common stock issued for intangible asset	97,741	10	81,115			81,125
Stock-based compensation			114,690			114,690
Convertible debt converted into common stock	1,276,353	128	1,059,245			1,059,373
Net loss					(934,126)	(934,126)
Balance, December 31, 2020	33,282,219	$3,329	$13,624,567	$(2,081,300)	$(1,204,113)	$10,342,483

Balance, January 1, 2021	33,282,219	$3,329	$13,624,567	$(2,081,300)	$(1,204,113)	$10,342,483

Collection of subscription receivable			(8,303)	2,081,300		2,072,997
Consultants restricted stock vested	1,775,602	178	1,473,572			1,473,750
Common stock issued for exercised options	25,000	2	11,498			11,500
Stock-based compensation			353,522			353,522
Net loss					(8,474,712)	(8,474,712)
Balance, December 31, 2021	35,082,821	$3,509	$15,454,856		$(9,678,825)	$5,779,540

See accompanying notes to financial statements

4

Viewpoint Molecular Targeting, Inc.
Statements of Cash Flows

	Year Ended	Year Ended
	12/31/21	12/31/20
Cash flows from operating activities:
Net loss	$(8,474,712)	$(934,126)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	136,869	33,003
Amortization	38,338	28,531
Amortization of right of use asset	32,253
Stock-based compensation	353,522	114,690
Accreted interest on convertible debt	-	110,764
Consultants restricted stock vested	1,473,750	-
Extinguishment of PPP Loan	(54,100)	-
Impairment Loss - Intangible Asset	249,196	-
Changes in assets and liabilities:
Accounts receivable and unbilled receivables	(343,552)	38,699
Deposits	(2,150)	-
Prepaid expenses	(79,865)	(26,923)
Accounts payable and accrued expenses	937,122	398,715
Lease liabilities	(32,253)	-
Net cash used in operating activities	(5,765,582)	(236,647)

Cash flows from investing activities:
Purchase of property and equipment	(1,115,617)	(165,845)
Net cash used in investing activities	(1,115,617)	(165,845)

Cash flows from financing activities:
(Decrease) increase in outstanding checks in excess of bank balance	-	-
Proceeds from notes payable	-	154,100
Repayments of notes payable	(27,320)	(158,333)
Proceeds from issuances of common stock, net	2,084,497	10,120,908
Net cash provided by financing activities	2,057,177	10,116,675

Increase in cash	(4,824,022)	9,714,183

Cash, beginning balance	10,560,304	846,121

Cash, ending balance	$5,736,282	$10,560,304

Supplemental disclosures of cash flow information:
Cash paid for interest	$5,546	$17,702

Cash paid for income taxes	$-	$-

Non-cash investing and financing activities:
Initial recognition of right-of-use asset and lease liability	$107,174	$-

Common shares issued for intangible asset	$-	$81,125

Issuance of common shares upon conversion of notes payable and accrued interest	$-	$1,059,373

See accompanying notes to financial statements

5

Viewpoint Molecular Targeting, Inc. Notes to Financial Statements, December 31, 2021 and 2020

Note 1 - Nature of the Business and Basis of Presentation

Nature of the Business

Viewpoint Molecular Targeting, Inc. (the Company) is a radiopharmaceutical company developing precision oncology therapeutics and complementary diagnostic imaging agents. Substantially all of the Company’s revenue is from the National Institutes of Health (“NIH”).

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the ordinary course of business. As reflected in the financial statements, the Company has incurred recurring losses since its inception. During the year ended December 31, 2021, the Company incurred a net loss of $8,474,712 and used cash in operations of $5,765,582. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to raise additional funds and implement its strategies. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

At December 31, 2021, the Company had cash on hand in the amount of $5,736,282. Subsequent to December 31, 2021 the Company completed a convertible note offering which resulted in cash proceeds of S5,900,000.  The Company believes these funds will sustain operations through December 2023. The ability to continue as a going concern is dependent on the Company attaining and maintaining profitable operations in the future and raising additional capital to meet its obligations and repay its liabilities arising from normal business operations when they come due. Since inception, the Company has funded its operations primarily from the receipts of grants from the NIH, and through equity and debt financings and it expects to continue to rely on these sources of capital in the future.

No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our stockholders, in case of equity financing.

Impact of the COVID-19 Pandemic

The worldwide COVID-19 pandemic has caused many governments to implement measures to slow the spread of the outbreak through quarantines, travel restrictions, heightened border security and other measures. The impact of this pandemic has been, and will likely continue to be, extensive in many aspects of society, which has resulted, and will likely continue to result, in significant disruptions to the global economy as well as businesses and capital markets around the world. The future progression of the pandemic and its effects on the Company’s business and operations are uncertain.

In response to public health directives and orders and to help minimize the risk of the virus to employees, the Company has taken precautionary measures, including implementing work-from-home policies for certain employees. The impact of the virus and variants thereof, including work-from-home policies, may negatively impact productivity, disrupt the Company’s business, and delay its preclinical research and clinical trial activities and its development program timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on the Company’s ability to conduct its business in the ordinary course.

The Company is monitoring the potential impact of the COVID-19 pandemic, including variants thereof, on its business and consolidated financial statements. To date, the Company has not incurred impairment losses in the carrying values of its assets as a result of the pandemic and it is not aware of any specific related event or circumstance that would require it to revise its estimates reflected in these consolidated financial statements.

6

Note 2 - Significant Accounting Policies

A summary of the Company’s significant accounting policies follows:

Accounting estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Significant estimates are used in the valuation of reserves for recorded receivables, accruals for potential liabilities, valuations of stock-based compensation, and realization of deferred tax assets, among others. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all instruments purchased with a maturity of 3 months or less to be cash equivalents. The Company maintains its cash in bank deposit accounts, which at times, may exceed the insurance limits of the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts.

Grants receivable: Grants receivable is comprised of unbilled amounts due from various grants from the National Institutes of Health ("NIH") for costs incurred prior to the period end under reimbursement contracts. All amounts are readily available for draw from the Federal Government Payment Management System and, accordingly, no allowance for doubtful amounts has been established. If amounts become uncollectible, they are charged to operations.

Equipment: Property and equipment are recorded at cost, less accumulated depreciation and amortization. Property and equipment is depreciated over the estimated useful life of the asset or the term of the lease using the straight-line method, whichever is shorter. Maintenance and repairs are charged to expense as incurred. At the time depreciable property is retired or otherwise disposed of, the related cost and accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is reflected in operations. The Company has determined the estimated useful lives of its property and equipment, as follows:

	Years
Lab equipment	5	-	10
Office equipment	3	-	5

Management assesses the carrying value of property and equipment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If there is indication of impairment, management prepares an estimate of future cash flows expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. For the years ended December 31, 2021 and 2020, the Company did not recognize any impairments for its property and equipment.

Intangible asset: Amortizable finite-lived identifiable intangible assets consist of an intellectual property rights (IP). The IP is being amortized over the estimated useful life of the asset of 10 years. The Company follows ASC 360 in accounting for finite-lived intangible assets, which requires impairment losses to be recorded when indicators of impairment are present and the undiscounted cash flows estimated to be generated by the assets are less than the assets’ carrying amounts. On September 8, 2022, the Company notified its partner that it is terminating its rights under this license, resulting in the Company writing off the balance of $249,196 as of December 31, 2021. For the year ended December 31, 2020, the Company did not recognize any impairments for its intangible asset.

Income taxes: Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

7

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The amount of unrecognized tax benefits is adjusted as appropriate for changes in facts and circumstances, such as significant amendments to existing tax laws, new regulations or interpretations by the taxing authorities, new information obtained during a tax examination, or resolution of an examination.

Research and Development Costs: Research and development expenses are expensed as incurred. Research and development expenses consist of costs incurred to discover, research and develop drug candidates, including compensation-related expenses for research and development personnel, including stock-based compensation expense, preclinical and clinical activities, costs of manufacturing, overhead expenses including facilities and laboratory expenses, materials and supplies, amounts paid to consultants and outside service providers, and depreciation and amortization.

Stock-based compensation: The Company periodically issues stock options to employees and non-employees in non-capital raising transactions for services and for financing costs. The Company accounts for such grants issued and vesting based on ASC 718, Compensation-Stock Compensation whereby the value of the award is measured on the date of grant and recognized for employees as compensation expense on the straight-line basis over the vesting period. The Company recognizes the fair value of stock-based compensation within its Statements of Operations with classification depending on the nature of the services rendered.

The fair value of each option grant is estimated using the Black-Scholes option-pricing model. The Company is a private company and lacks company-specific historical and implied volatility information. Therefore, it estimates its expected stock volatility based on the historical volatility of a publicly traded set of peer companies within the biotechnology industry with characteristics similar to the Company. The expected term of the Company’s stock options has been determined utilizing the “simplified” method for awards that qualify as “plain vanilla” options. The expected term of stock options granted to non-employees is equal to the contractual term of the option award. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Expected dividend yield is zero, based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

During the years ended December 31, 2021 and 2020, common shares of the Company were not publicly traded. As such, during the period, the Company estimated the fair value of common stock using an appropriate valuation methodology, in accordance with the framework of the American Institute of Certified Public Accountants’ Technical Practice Aid, Valuation of Privately-Held Company Equity Securities Issued as Compensation. Each valuation methodology includes estimates and assumptions that require the Company’s judgment. These estimates and assumptions include a number of objective and subjective factors, including external market conditions, guideline public company information, the prices at which the Company sold its common stock to third parties in arms’ length transactions, the rights, and preferences of securities senior to the Company’s common stock at the time, and the likelihood of achieving a liquidity event such as an initial public offering or sale. Significant changes to the assumptions used in the valuations could result in different fair values of stock options at each valuation date, as applicable.

Revenue recognition: The Company’s only source of revenue is federal grants. Grant revenue is recognized for the period that the research and development services occur, as qualifying expenses are incurred or conditions of the grants are met. We concluded that payments received under these grants represent conditional, nonreciprocal contributions, as described in ASC 958, Not-for-Profit Entities, and that the grants are not within the scope of ASC 606, Revenue from Contracts with Customers, as the organizations providing the grants do not meet the definition of a customer. Expenses for grants are tracked by using a project code specific to the grant, and the employees also track hours worked by using the project code.

8

The Company assessed the following federal grants in accordance with Topic 958 and concluded that all represent conditional non-exchange transactions:

			Revenue Recorded During the Years Ended
			December 31,	December 31,
Federal Award Date	Budget Period	Amount	2021	2020
9/20/2019	09/20/2019 - 08/31/2020	$958,108	$-	$563,233
8/21/2020	09/01/2020 - 08/31/2021	$1,023,920	526,767	417,412
9/7/2020	09/07/2020 - 08/31/2021	$999,883	607,532	392,351
9/15/2020	09/15/2020 - 08/31/2021	$997,658	767,548	230,111
8/3/2021	09/01/2021 - 08/31/2022	$999,883	494,280	-
8/4/2021	09/01/2021 - 08/31/2022	$998,648	381,459	-
Other grants			50,373	25,000
Total			$2,827,959	$1,628,107

In September 2019, the Company received a Phase II federal SBIR grant of $958,108 (the “NIH Phase II Grant”) from the National Institutes of Health (the “NIH”). The funds are to be used for a cross over biodistribution study of [203Pb]VMT01 for single photon emission computed tomography (SPECT) and [Ga-68]VMT02 for positron emission tomography (PET) imaging of stage 4 melanoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under the NIH Phase II Grant was $0 and $563,233 during the years ended December 31, 2021 and 2020, respectively.

In August 2020, following the satisfactory progress during the initial 12-month term of the above NIH Phase II Grant, the Company was awarded additional funding of $1,023,920 from the NIH. Revenue recognized under the additional funding was $526,767 and $417,412 during the years ended December 31, 2021 and 2020, respectively.

In September 2020, the Company received a federal grant (Phase II SBIR) of $999,883 from the NIH. The grant supports the development of GMP peptide manufacturing, pharmacology/toxicology, and scaled radionuclide production and validation of Pb-212 receptor targeted alpha-particle therapy clinical trials for metastatic melanoma. The funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under this grant was $607,532 and $392,351 during the years ended December 31, 2021 and 2020, respectively.

In August 2021, following the satisfactory progress during the initial 12-month term of the above metastatic melanoma grant, the Company was awarded additional funding of approximately $999,883 from the NIH. Revenue recognized under the additional funding was $494,280 and $0 during the years ended December 31, 2021 and 2020, respectively.

In September 2020, the Company received a federal grant of approximately $997,658 from the NIH. The grant supports preclinical pharmacology, toxicology, biodistribution, dosimetry and radionuclide production and CMC validation of Pb-212 receptor targeted alpha-particle therapy for neuroendocrine tumors. The funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under this grant was $767,548 and $230,111 during the years ended December 31, 2021 and 2020, respectively.

9

In August 2021, following the satisfactory progress during the initial 12-month term of the above neuroendocrine tumor grant, the Company was awarded additional funding of approximately $998,648 from the NIH. Revenue recognized under the additional funding was $381,459 and $0 during the years ended December 31, 2021 and 2020, respectively.

Net Loss per Common Share: Basic net loss per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflect, in periods in which they have a dilutive effect, the impact of common shares issuable upon exercise of stock options and warrants and conversion of convertible debt that are not deemed to be anti-dilutive. The dilutive effect of the outstanding stock options and warrants is computed using the treasury stock method.

At December 31, 2021, diluted net loss per share did not include the effect of 1,070,443 shares of Common Stock issuable upon the exercise of outstanding warrants; 1,905,121 shares of restricted stock not yet vested; and 3,030,000 shares of Common Stock issuable upon the exercise of outstanding options as their effect would be antidilutive during the periods prior to conversion.

At December 31, 2020, diluted net loss per share did not include the effect of 1,070,443 shares of Common Stock issuable upon the exercise of outstanding warrants; 3,500,000 shares of restricted stock not yet vested; and 1,000,000 shares of Common Stock issuable upon the exercise of outstanding options as their effect would be antidilutive during the periods prior to conversion.

Advertising: The Company follows the policy of recognizing advertising and promotion expenses as incurred. Advertising expenses for the years ended December 31, 2021 and 2020 were $225,933 and $37,517, respectively.

Leases: The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases and are recorded on the balance sheet as both a right-of-use asset and lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right-of-use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right-of-use asset result in straight-line rent expense over the lease term. Variable lease expenses are recorded when incurred.

Fair Value of Financial Instruments: Fair value is the price that would be received from the sale of an asset or paid to transfer a liability assuming an orderly transaction in the most advantageous market at the measurement date. GAAP establishes a hierarchical disclosure framework that prioritizes and ranks the level of observability of inputs used in measuring fair value. The Company uses a fair value hierarchy with three levels of inputs, of which the first two are considered observable and the last unobservable, to measure fair value:

• Level 1 — Quoted prices in active markets for identical assets or liabilities.

• Level 2 — Inputs, other than Level 1, that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

• Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, grants receivable, accounts payable, and other payables, approximate their fair values because of the short maturity of these instruments. The carrying values of notes payable and operating lease obligations approximate their fair values because interest rates on these obligations are based on prevailing market interest rates.

10

Recent accounting pronouncements: In August 2020, the FASB issued accounting pronouncement (ASU 2020-06) related to the measurement and disclosure requirements for convertible instruments and contracts in an entity’s own equity. The pronouncement simplifies and adds disclosure requirements for the accounting and measurement of convertible instruments and the settlement assessment for contracts in an entity’s own equity. As a smaller reporting company, as defined by the U.S. Securities and Exchange Commission (the “SEC”), this pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2023. This ASU, which the Company adopted in 2020, did not have a material effect on the Company’s consolidated financial statements.

Note 3 - Property, Equipment and Leasehold Improvements

As of December 31, 2021 and 2020, property, equipment and leasehold improvements consisted of the following:

	December 31,	December 31,
	2021	2020
Lab Equipment	$836,433	$166,617
Research and Development Equipment	107,608	107,608
Computer Hardware	100,425	26,242
Office Furniture & Fixtures	55,110	-
Leasehold Improvements	34,640	-
Construction in Progress	281,868	-
Total property, plant and equipment	1,416,084	300,467
Less accumulated depreciation	(231,044)	(94,175)
Property, plant and equipment, net	$1,185,040	$206,292

Depreciation expense for the years ended December 31, 2021 and 2020 was $136,869 and $33,003, respectively.

For the year ended December 31, 2021, $112,068 of depreciation is included in research and development (“R&D”) expenses and $24,800 of depreciation is included in general and administrative (“G&A”) expenses.

For the year ended December 31, 2020, $27,306 of depreciation is included in R&D expenses and $5,697 of depreciation is included in G&A expenses.

Note 4 - Intangible Asset

As of December 31, 2021 and 2020, intangible assets consisted of the following:

	December 31,	December 31,
	2021	2020
Intangible asset	$-	$357,525
Less accumulated amortization	-	(69,991)
Intangible asset, net	$-	$287,534

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During the year ended December 31, 2018, the Company obtained an IP license in exchange for current and deferred cash payments, 750,000 shares of common stock and additional 97,741 shares of common stock in 2020. The value of the intangible asset was based upon the following fixed payments:

750,000 shares of common stock	$143,000
Cash payment at closing	37,500
Reimbursed patent costs	55,400
Maintenance fees payable	40,500
Additiional 97,741 shares issued in 2020	81,125
$357,525

In connection with this, an intangible asset was recorded for the use of the IP license and the Company will amortize this asset over the expected useful life of 10 years.

In accordance with the agreement that was entered into on June 29, 2018, the Company agreed to the following conditional payments:

●	Various milestone payments ranging from $50,000 to $1,000,000, as described in the agreement.

●	The Company shall pay 30% of all sublicense income.

●	The Company shall pay 3% of net sales each calendar year, as described in the agreement.

●	The Company is also required to pay a minimum royalty for calendar years starting in 2022, and continuing through 2028 and thereafter, ranging from $10,000 to $250,000.

As of December 31, 2021 and 2020, none of these milestones were met.

During the years ended December 31, 2020 and 2021, amortization expense related to this agreement was $38,338 and $28,531, respectively.

On September 8, 2022, the Company notified its partner that it is terminating its rights under this license, resulting in the Company writing off the balance of $249,196 as of December 31, 2021.

Note 5 - Accounts Payable and Accrued Expenses

As of December 31, 2021 and 2020, accounts payable and accrued expenses consisted of the following:

	December 31,	December 31,
	2021	2020
Trade payables	$418,353	$303,381
Accrued expenses	523,955	126,429
Accrued payroll	606,916	163,912
Accrued interest	203	18,583
Total accounts payable and accrued expenses	$1,549,427	$612,305

Note 6 - Leases

The Company leases its office and research facilities under operating leases which are subject to various rent provisions expiring at various dates through 2023.

The Company adopted ASU 2016-02, Leases, on January 1, 2021. As of December 31, 2021, a right of use asset and a corresponding lease liability of $74,921 were recognized on the balance sheet based upon the present value of the future base payments discounted at a 6% discount rate using the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term and amount equal to the lease payments in a similar economic environment as the lease does not provide an implicit discount rate. The weighted average remaining term and discount rate as of December 31, 2021 was 1.25 years and 6%, respectively.

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For the years ended December 31, 2021 and 2020, lease expense amounted to $96,198 and $46,788, respectively, and is included in General & administrative expenses.

The following table presents the future operating lease payments and lease liability included on the balance sheet related to the Company’s operating lease as of December 31, 2021:

2022	$62,052
2023	15,513
Total lease payments	77,565
Less imputed interest	(2,644)
Total Lease Liability	74,921
Less current portion	(60,382)
Non-current Lease Liability	$14,539

Note 7 - Notes Payable

Notes payable as of December 31, 2021 and 2020 is as follows:

	December 31,	December 31,
	2021	2020
Note payable (a)	$695	$9,028
Note payable (b)	$81,013	$100,000
	81,708	109,028
Less: current portion	(38,719)	(27,320)
Notes payable – long-term portion	$42,989	$81,708

Maturities of notes payable as of December 31, 2021 are as follows:

Years ending December 31:
2022	$38,719
2023	42,989
$81,708

(a)    In 2016, the Company entered in a promissory note agreement with Iowa Economic Development Authority (IEDA) for $25,000 at 0% interest rate due on October 16, 2021. The promissory note is payable in 36 monthly payments of $694 beginning on the first day of the 25th month from the award date, which is on October 1, 2018. The loan was granted as a form of financial assistance to the Company from IEDA. Any outstanding balance becomes due in a lump sum accruing 3% interest should certain events occur in accordance with the agreement. Outstanding loan was $695 and $9,028 as of December 31, 2021 and 2020.

(b)    On July 19, 2019, the Company entered in a promissory note agreement with IEDA for $100,000 at 3% interest rate to be paid over 36 monthly payments of $3,328 beginning on the first day of the first month following the Company closing on a $1 million equity round. Final payment may vary depending upon date payments commence and are received. The loan was granted as a form of financial assistance to the Company from IEDA. Outstanding loan was $81,013 and $100,000 as of December 31, 2021 and 2020.

(c)     During the years ended December 31, 2016 and 2018, the Company issued two promissory notes for $100,000 and $50,000, respectively. Both notes bore interest at 7% and can be converted into shares of the Company’s equity securities including interest within 60 days of an equity financing. During the year ended December 31, 2020, at the time of the equity financing, the noteholder elected not to convert the notes payable into equity, making the $100,000 and $50,000 notes payable due in 2021 and 2023, respectively. During the year ended December 31, 2020, the Company paid off both loans.

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Note 8 - Convertible Notes Payable

During the year ended December 31, 2019, the Company issued convertible notes totaling $650,000. During the year ended December 31, 2020, the Company issued additional convertible notes in the aggregate amount of $100,000. All notes issued bear interest at 8% and can be converted into shares of the Company’s equity securities including interest upon an equity financing greater than $2,000,000. The conversion price will be 80% of the per share price paid by the investor at a qualified event. If such financing does not occur prior to the maturity date, the principal and unpaid accrued interest may be converted into shares of the Company's equity securities at the option of the holders of the convertible promissory notes. In 2020, these notes were extended to a maturity date of February 6, 2021. Since these convertible notes are treated as share settlement debt, the Company has accreted the value of the convertible notes to their expected conversion into equity in August 2019 (original maturity date of the notes). At December 31, 2019 this accretion, which was included in convertible debt on the balance sheet, was $101,111. During the year ended December 31, 2020, an additional $110,764 was accreted into this convertible debt. During the year ended December 31, 2020, the company issued 1,276,353 shares of common stock with fair value of $1,059,373 to convert outstanding notes payable of $750,000 and accrued interest of $97,498.

Note 9 - US Small Business Administration Loan Payable

During the year ended December 31, 2020, the Company entered into a loan agreement for $54,100 with Midwest One Bank pursuant to the Paycheck Protection Program (the “PPP”) under the CARES Act. The loan is unsecured, accrues interest at 1.0%, is due on April 23, 2022, and is guaranteed by the United States Small Business Administration (SBA). Beginning in November 2021, the Company is required to make monthly interest payments and all principal and unpaid interest is due in April 2022. If the Company meets certain criteria as defined in the agreement, the loan may be forgiven at which time the Company would recognize a gain on extinguishment of debt. During the year ended December 31, 2021, the Company received notification from the SBA that its loan payable had been forgiven and the Company recognized a gain on debt forgiveness in the amount of $54,100. At December 31, 2021, no amount was due under the agreement.

Note 10 - Warrants

For the year ended December 31, 2020, in connection with the closing of the November 2020 Private Offering, the Company issued placement agent warrants to purchase an aggregate of 1,070,443 shares of Common Stock. These placement agent warrants were issued between November 24, 2020 and December 31, 2020, vested immediately, are exercisable at $0.83 per share, and expire seven years from issuance.

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Warrant transactions for the years ending December 31, 2021 and 2020 were as follows:

		Exercise	Weighted
		Price Per	Average
	Warrants	Share	Exercise Price

Warrants outstanding and exercisable at January 1, 2020	-	-	-

Granted during the period	1,070,443	$0.83	$0.83
Expired during the period	-	-	-
Exercised during the period	-	-	-
Warrants outstanding and exercisable at December 31, 2020	1,070,443	$0.83	$0.83

Warrants outstanding and exercisable at January 1, 2021	1,070,443	$0.83	$0.83

Granted during the period	-	-	-
Expired during the period	-	-	-
Exercised during the period	-	-	-
Warrants outstanding and exercisable at December 31, 2021	1,070,443	$0.83	$0.83

Warrants exercisable at December 31, 2021 were as follows:

	Number of	Weighted Average	Weighted
	Shares Under	Remaining Contract	Average
Exercise Price	Warrants	Life in Years	Exercise Price
$0.83	1,070,443	5.94	$0.83
Total	1,070,443	5.94	$0.83

As of December 31, 2021, the outstanding and exercisable warrants have no aggregate intrinsic value. The aggregate intrinsic value was calculated as the difference between the share price as of December 31, 2021, which was $0.83, and the exercise price of the Company’s warrants to purchase common stock.

Note 11 - Stock-Based Compensation

a)	Stock Options

The Company’s 2018 Equity Incentive Plan (the Plan), authorizes 6,163,258 options of common stock (Options) to employees, executives, or directors from time to time, as determined by the Board. In consideration of the services to be performed by the employee, executive, or director, the Company issues awards upon the terms and conditions set forth in the Plan. Options granted vest over a period ranging from three to four years from the date of grant, provided that the recipient remains continuously and actively employed with the Company through the vesting dates. The options expire ranging from five and a half to seven years after the grant date and may be exercised at any time desired by the recipient after vesting. Upon termination of an option holder, vested options must be exercised within a contractually specified time period or they will be forfeited.

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As required by the Financial Accounting Standards Board (FASB), the Company estimated the fair value of the stock option grants under the Black-Scholes valuation model and the straight-line attribution approach with the following assumptions during the years ended December 31, 2021 and 2020:

	December 31,			December 31,
	2021			2020
Stock price		$0.83			$0.83
Contractual term (in years)	1	-	4	3	-	4
Volatility	70%	-	72%	70%	-	80%
Risk-free interest rate	0.10%	-	0.73%	0.27%	-	1.54%
Dividend yield		0%			0%

The Company does not expect to declare dividends. As a privately held company without actively traded securities to assist in determining a rate of volatility, the Company selected similar entities in the industry. The risk-free interest rate is based on the U.S. Treasury bill rate in effect at the date of grant.

A summary of option activity under the Plan as of December 31, 2021 and 2020, and changes during the years then ended, is presented below:

	Number	Average	Remaining Contract
	of Shares	Exercise Price	Life in Years

Stock options outstanding at January 1, 2020	550,000	$0.46	6.02

Granted during the period	550,000	$0.53	6.91
Expired during the period	-	-	-
Cancelled during the period	(75,000)	$0.46	6.00
Exercised during the period	-	-	-
Stock options outstanding at December 31, 2020	1,025,000	$0.50	5.51

Stock options outstanding at January 1, 2021	1,025,000	$0.50	5.51

Granted during the period	2,030,000	$0.83	6.98
Expired during the period	-	-	-
Exercised during the period	(25,000)	$0.46	6.00
Stock options outstanding at December 31, 2021	3,030,000	$0.72	5.70

During the years ended December 31, 2021 and 2020, the Company granted options to purchase 2,030,000 and 550,000 shares of common stock, respectively. The fair value of the shares granted were $1,112,811 and $338,915 during the years ended December 31, 2021 and 2020, respectively. During the years ended December 31, 2020 and 2021, 300,000 and 743,750 shares vested, respectively and the Company recognized stock compensation of $353,522 and $114,690 during the years ended December 31, 2021 and 2020, respectively pertaining to the vesting of the options. At December 31, 2021, there was $1,020,805 of unrecognized compensation expense that is expected to be recognized over 2.90 years.

During the year ended December 31, 2021, the Company issued 25,000 shares of common stock upon the exercise of underlying options, resulting in net proceeds to the Company of $11,500. During the year ended December 31, 2020, 75,000 options expired unexercised.

The aggregate intrinsic value of options outstanding and of options vested and exercisable at December 31, 2021 was $333,000 and $217,375, respectively, in each case based on the fair value of the Company’s common stock on December 31, 2021.

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b)	Restricted Common Stock

The following table summarizes restricted stock activity during the years ended December 31, 2021 and 2020:

			Weighted
			Average
	Number of		Grant Date
	Shares	Fair Value	Fair Value
Non-vested, December 31, 2019
Granted	3,500,000	$2,905,000	$0.83
Vested	-	-	-
Forfeited	-	-	-
Non-vested, December 31, 2020	3,500,000	$2,905,000	$0.83
Granted	180,723	150,000	0.83
Vested	(1,775,602)	(1,473,750)	0.83
Forfeited	-	-	-
Non-vested, December 31, 2021	1,905,121	$1,581,250	$0.83

During the year ended December 31, 2021, the Company granted 180,723 restricted common stock to a consultant. The shares vest over one year. The fair value of the stock awards was $150,000 based on the market price of the Company’s common stock which was $0.83 per share on the date of grant and is amortized as shares vest.

During the year ended December 31, 2020, the Company issued 3,500,000 shares of restricted stock to various consultants. 875,000 of these shares vest over one year and 2,626,000 shares will vest over certain milestones. Unvested shares remain subject to forfeiture if vesting conditions are not met. The aggregate fair value of the stock awards was $2,905,000 based on the market price of our common stock price which was $0.83 per share on the dates of grants and is amortized as shares vest.

The total fair value of restricted common stock vesting during the year ended December 31, 2021 and 2020 was $1,473,750 and $0, respectively, and is included in general and administrative expenses in the accompanying statements of operations. As of December 31, 2021, the amount of unvested compensation related to issuances of restricted common stock was $1,581,250, which will be recognized as an expense in future periods as the shares vest. When calculating basic loss per share, these shares are included in weighted average common shares outstanding from the time they vest. When calculating diluted net income per share, these shares are included in weighted average common shares outstanding as of their grant date.

Note 12 - Related Party Transactions

The Company had expense of approximately $101,362 and $64,930, respectively, for the years ended December 31, 2021 and 2020 with a related party of a member on the board of directors of the Company.

Note 13 - Agreements

Frances Johnson Employment Agreement

On April 27, 2020 (the “Effective Date”), the Company entered into an employment agreement with its Chief Medical Officer, Dr. Frances L. Johnson.

The term of the employment agreement commenced on the Effective Date and continues unless terminated by the Company, upon the executive’s death, disability, with or without Cause, as defined under the employment agreement, or by the executive without Cause or for Good reason, as defined under the employment agreement. If the Company terminates Dr. Johnson’s employment without Cause, or Dr. Johnson terminates for Good Reason, the Company shall pay to Dr. Johnson twelve (12) months of her base salary as severance.

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The employment agreement provides for an annual base salary of $192,300 for the 2020 calendar year, which shall increase by $32,700 upon the closing of an initial capital raise of $5,000,000. In addition, Dr. Johnson shall be eligible to receive the following cash bonuses: (i) 1.5% of SBIR funds awarded to the Company during the term of Dr. Johnson’s employment and before the term from January 1, 2018 to the Effective Date, and (ii) an annual milestone performance bonus as mutually agreed upon by Dr. Johnson and the board of directors, beginning with the 2021 calendar year. On March 1, 2021, Dr. Johnson’s annual base salary increased to $300,000.

Michael Schultz Employment Agreement

On April 27, 2020 (the “Effective Date”), the Company entered into an employment agreement with its Chief Science Officer, Dr. Michael K. Schultz. The term of the employment agreement commenced on the Effective Date and continues unless terminated by the Company, upon the executive’s death, disability, with or without Cause, as defined under the employment agreement, or by the executive without Cause or for Good reason, as defined under the employment agreement. If the Company terminates Dr. Schultz’s employment without Cause, or Dr. Schultz terminates for Good Reason, the Company shall pay to Dr. Schultz 24 months of his base salary as severance.

The employment agreement provides for an annual base salary of $192,300 for the 2020 calendar year, which shall increase by $32,700 upon the closing of an initial capital raise of $5,000,000. In addition, Dr. Schultz shall be eligible to receive the following cash bonuses: (i) 1.5% of SBIR funds awarded to the Company during the term of Dr. Schultz’s employment and before the term from January 1, 2018 to the Effective Date, and (ii) an annual milestone performance bonus as mutually agreed upon by Dr. Schultz and the board of directors, beginning with the 2021 calendar year. On March 1, 2021, Dr. Schultz’s annual base salary increased to $300,000.

Note 14 - Income Taxes

The Company is subject to taxation at the federal and state level. At December 31, 2021 and 2020, the Company had no tax provision for either jurisdictions.

At December 31, 2021 and 2020, the Company had net deferred tax assets of approximately $2,796,000 and $229,000, respectively. As the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance of approximately $2,796,000 and $229,000, respectively, has been established at December 31, 2021 and 2020. The change in the valuation allowance in 2021 and 2020 was $2,567,000 and $216,000, respectively.

18

The significant components of the Company’s net deferred tax assets consisted of:

	December 31,	December 31,
	2021	2020
Gross deferred tax assets:
Net operating loss carry-forwards	$2,416,000	$445,000
Deferred tax assets:
Stock compensation	336,000	-
Intangibles	98,000	16,000
Other	6,000	1,000
Deferred tax liabilities:
Stock compensation	-	(168,000)
Equipment	(49,000)	(49,000)
IRC Section 481(a) Adjustment	(11,000)	(16,000)
	2,796,000	229,000
Less tax asset valuation allowance	(2,796,000)	(229,000)
Net deferred tax asset	$-	$-

Income taxes computed using the federal statutory income tax rate differs from the Company’s effective tax rate primarily due to the following:

	December 31,	December 31,
	2021	2020
Income taxes benefit at statutory rate	21%	21%
State income tax	6%	6%
Non-deductible expenses	(4%)	(13%)
Change in valuation allowance	(23%)	(14%)
	0%	0%

At December 31, 2021, the Company has gross net operating loss (“NOL”) carryforwards for federal and state income tax purposes of approximately $7,909,000 and $7,704,000, respectively. The federal NOL’s do not expire. The state NOL’s expire between the years 2038 and 2041. The Company’s ability to use its NOL carryforwards may be limited if it experiences an “ownership change” as defined in Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended. An ownership change generally occurs if certain stockholders increase their aggregate percentage ownership of a corporation’s stock by more than 50 percentage points over their lowest percentage ownership at any time during the testing period, which is generally the three-year period preceding any potential ownership change.

At December 31, 2021 and 2020, the Company had taken no uncertain tax positions that would require disclosure under ASC 740, Accounting for Income Taxes.

Note 15 - Risks and Uncertainties

The following risks and uncertainties may affect the Company’s business, financial condition and operations:

●    The Company is in the development stage of operations and has not started phase one of human clinical trials. In addition, currently the Company’s only source of revenue is federal grants relating to cancer research.

●    The Company may require additional capital to grow the business.

●    The spread of COVID-19, a novel strain of coronavirus, is altering the behavior of businesses and people throughout the United States. The continued spread of COVID-19 may adversely impact the local, regional and national economies. The extent to which the coronavirus impacts the Company’s results will depend on future developments, which are highly uncertain and cannot be predicted. The impact is highly dependent on the breadth and duration of the outbreak and could be affected by other factors that cannot currently be predicted.

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Note 16 - Subsequent Events

The Company has evaluated all subsequent events through October 6, 2022, the date the financial statements were available to be issued. Through this date, there were no events requiring disclosure other than the items noted below:

Thijs Spoor Employment Agreement

On February 8, 2022 (the “Effective Date”), the Company entered into an employment agreement with its President and Chief Executive Officer, Johan (Thijs) Spoor. Mr. Spoor’s employment under the employment agreement is on an “at will” basis.

The employment agreement provides for an annual base salary of $510,000 and he will be eligible to receive an annual performance bonus of 50% of his base salary.

In addition, the employment agreement provides for an equity grant of 1,336,000 stock options (the “Initial Option Grant”) under the Company’s 2018 Equity Incentive Plan (the “Plan”), subject to board approval, which options shall vest as follows so long as Mr. Spoor is serving as Chief Executive Officer or President at such time: (i) 25% of the Initial Option Grant will vest upon the one year anniversary of Mr. Spoor’s continued service and (ii) the remaining 75% of the Initial Option Grant will vest monthly over the subsequent thirty-six months in equal installments (1/48th of the options grant each month).

The employment agreement also provides that Mr. Spoor, subject to board approval, shall be entitled to 445,333 stock options (the “Milestone Option Grant”) under the Plan, which vesting of the Milestone Option Grant shall occur immediately upon the achievement of certain Company milestones as follows: (i) 155,866 of the Milestone Option Grant (0.35% of the Company’s outstanding Common Stock, on a fully-diluted basis), if the cumulative gross proceeds from an equity financing is at least $20,000,000; (ii) 155,866 of the Milestone Option Grant (0.35% of the Company’s outstanding Common Stock, on a fully-diluted basis), upon the completion of enrollment in a Phase 2 clinical trial of any of the Company’s clinical assets; and (iii) 133,601 of the Milestone Option Grant (0.30% of the Company’s outstanding Common Stock, on a fully-diluted basis), upon the occurrence, as determined by the board of directors in its reasonable discretion, of the Company’s establishment of radiopharmaceutical product manufacturing capacity capable of supporting Phase 2 clinical trials in the United States and Europe.

The employment agreement also provides that on the Effective Date and subject to board approval, Mr. Spoor shall be entitled to 890,667 stock options (the “Valuation Option Grant”) under the Plan. For a period from the Effective Date and concluding upon Mr. Spoor’s third (3rd) year anniversary of employment with the Company, and as determined by the board of directors, vesting of the Valuation Option Grant shall occur immediately upon the attainment of a monetary valuation of the Company equal to or greater than $300,000,000.

The employment agreement provides for payments to Mr. Spoor upon termination of his employment only if such termination constitutes a separation from service within the meaning of Section 409A of the Internal Revenue Code. If the Company terminates Mr. Spoor’s employment without Cause, or Mr. Spoor terminates for Good Reason, as both terms are defined in the employment agreement, the Company shall pay to Mr. Spoor twelve (12) months of his base salary as severance.

Mr. Spoor entered into a Proprietary Information, Inventions and Non-Solicitation/Non-Competition Agreement simultaneously with entry into the employment agreement which includes non-compete and non-solicitation covenants for the duration of the term of the employment agreement and for a period of one year following the executive’s separation from the Company.

20

2022 Convertible Notes Offering

As of September 26, 2022, pursuant to a note purchase agreement (the “Note Purchase Agreement”) entered into by and among the Company and certain investors, dated February 24, 2022, the Company sold and issued unsecured convertible promissory notes in the aggregate principal amount and gross proceeds of $5,900,000 (collectively, the “2022 Notes”).

The 2022 Notes mature on December 31, 2023 and bear interest at a rate of 6% per annum. In addition, the 2022 Notes may not be prepaid by the Company without the written consent of the investors who at the time referenced hold notes representing a majority of the principal amount of all outstanding notes (the “Majority Investors”). The 2022 Notes contain a number of customary events of default, including but not limited to, failure to pay interest and/or principal when due; bankruptcy and/or insolvency of the Company.

The 2022 Notes are convertible as follows:

•         If the Company sells equity securities (“Equity Securities”) in a transaction or series of related transactions resulting in aggregate gross cash proceeds of at least $10 million, excluding conversion of the 2022 Notes and any other indebtedness (a “Qualified Financing”), then the 2022 Notes, and any accrued but unpaid interest thereon, will automatically convert into the Equity Securities issued in the Qualified Financing at 80% of the cash price per share paid by the other purchasers of such Equity Securities in the Qualified Financing.

•         In the event that a Change of Control (as defined in the Note Purchase Agreement) is consummated prior to repayment or conversion of the 2022 Notes, the Majority Investors, in their discretion, may elect either to (a) declare that the 2022 Notes shall become due and payable immediately prior to the closing of the Change of Control and receive in payment thereof an amount equal to the outstanding principal amount of the 2022 Notes, plus all accrued but unpaid interest thereon or (b) convert the outstanding principal amount of, and all accrued but unpaid interest on, the 2022 Notes into shares of common stock of the Company at a conversion price equal to the lower of (i) $1.05 per share or (ii) 80.0% of the price per share paid to holders of the Company’s common stock in such Change of Control.

Federal Grants

In June 2022, the Company was awarded a grant in the amount of $976,668 (the “NIH SBIR Grant”) from the National Institutes of Health (the “NIH”). The funds are to be used for combining receptor-targeted alpha particle therapy and immunotherapy to achieve complete responses in metastatic melanoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed over the budget period 07/01/2022 to 05/31/2023.

In August 2022, the Company was awarded an additional grant in the amount of $990,225 from the NIH. The funds are to be used for image-guided dosimetry-based alpha particle therapy for neuroblastoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed over the budget period of 08/04/2022 to 07/31/2023.

2022 Stock Option Grants

Through October 6, 2022, in addition to the stock options issued under This’s Spoor’s employment agreement (see above), the Company also issued 1,546,100 stock options to employees under its Equity Incentive Plan at a strike price of $0.40 per share.

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Agreement and Plan of Merger

On September 27, 2022, the Company entered into a definitive agreement to merge with Isoray, Inc (NYSE AMERICAN: ISR), a medical technology company and innovator in seed brachytherapy.

Under the terms of the agreement, a newly formed wholly owned subsidiary of Isoray will merge with and into Viewpoint, with Viewpoint continuing as the surviving corporation and a wholly owned subsidiary of Isoray. At the effective time of the merger, each issued and outstanding share of common stock of Viewpoint will be converted into the right to receive 3.3212 shares of Isoray common stock. Other than cash paid in lieu of fractional shares, there will be no cash consideration paid in connection with the merger. Following completion of the merger, the stockholders of Viewpoint will own 49% of the fully diluted outstanding capital stock of Isoray.

The merger is subject to approval by the shareholders of Viewpoint along with other customary closing conditions including receipt by Isoray of any necessary governmental or regulatory approvals. Upon closing, the size of Isoray's board of directors will increase to 5 with 2 directors to be designated by Viewpoint and 3 directors to be designated by Isoray. Lori Woods will be one of the directors appointed by Isoray and will serve as the chairperson. Thijs Spoor, Viewpoint's current CEO, will be one of the directors appointed by Viewpoint and will serve as Isoray's CEO.

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Viewpoint Molecular Targeting, Inc. Financial Statements, June 30, 2022 and 2021

Viewpoint Molecular Targeting, Inc.
Condensed Balance Sheets

	June 30, 2022	December 31,
	(unaudited)	2021
ASSETS

Current Assets:
Cash and cash equivalents	$1,086,456	$5,736,282
Grants receivable	132,997	376,106
Prepaid expenses	149,836	111,097
Total Current Assets	1,369,289	6,223,485

Non-Current Assets:
Property, equipment, and leasehold improvements, net	2,030,339	1,185,040
Right of use asset, net	45,624	74,921
Deposits	313,732	2,150
Total Non-Current Assets	2,389,695	1,262,111
Total Assets	$3,758,984	$7,485,596

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$2,115,082	$1,549,427
Lease liability, current	45,624	60,382
Note payable, current	38,598	38,719
Total Current Liabilities	2,199,304	1,648,528
Non-Current Liabilities:
Lease liability, non-current	-	14,539
Note payable, long-term	23,545	42,989
Convertible debt	1,506,546	-
Total Liabilities	3,729,395	1,706,056

Stockholders' Equity:
Common stock - Par value $0.0001 per share; 100,000,000 shares authorized at June 30, 2022 and December 31, 2021; 35,237,942 shares issued and outstanding at June 30, 2022; 35,082,821 shares issued and outstanding at December 31, 2021	3,525	3,509
Additional paid-in capital	15,882,604	15,454,856
Accumulated deficit	(15,856,540)	(9,678,825)
Total Stockholders' Equity	29,589	5,779,540
Total Liabilities and Stockholders' Equity	$3,758,984	$7,485,596

See accompanying notes to condensed financial statements

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Viewpoint Molecular Targeting, Inc.
Condensed Statements of Operations (unaudited)

	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021

Grant revenues, net	$746,332	$1,561,370

Research and development expenses	3,956,153	2,436,313
General & administrative expenses	2,889,294	2,224,266

Loss from operations	(6,099,115)	(3,099,209)

Other:
Interest income	3,336	17,482
Other income	-	27,981
Extinguishment of PPP Loan	-	54,100
Interest expense	(81,936)	(2,588)
Total other	(78,600)	96,975

Net loss	$(6,177,715)	$(3,002,234)

Basic and diluted weighted average shares outstanding	35,172,446	33,658,268

Loss per share - basic and diluted	$(0.18)	$(0.09)

See accompanying notes to condensed financial statements

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Viewpoint Molecular Targeting, Inc.
Condensed Statements of Changes in Stockholders' Equity (unaudited)

			Additional
	Common Stock		Paid In	Subscriptions	Accumulated
	Shares	Amount	Capital	Receivable	Deficit	Total

Balance, January 1, 2021	33,282,219	$3,329	$13,624,567	$(2,081,300)	$(1,204,113)	$10,342,483

Collection of subscription receivable			(8,303)	2,081,300		2,072,997
Consultants restricted stock vested	887,802	86	724,288			724,374
Stock-based compensation			116,848			116,848
Net loss					(3,002,234)	(3,002,234)
Balance, June 30, 2021	34,170,021	$3,329	$13,616,264	$-	$(4,206,347)	$10,254,469

Balance, January 1, 2022	35,082,821	$3,509	$15,454,856	$-	$(9,678,825)	$5,779,540

Consultants restricted stock vested	155,121	16	128,734			128,750
Stock-based compensation			299,014			299,014
Net loss					(6,177,715)	(6,177,715)
Balance, June 30, 2022	35,237,942	$3,525	$15,882,604	$-	$(15,856,540)	$29,589

See accompanying notes to condensed financial statements

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Viewpoint Molecular Targeting, Inc.
Condensed Statements of Cash Flows (unaudited)

	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Cash flows from operating activities:
Net loss	$(6,177,715)	$(3,002,234)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	145,498	38,958
Amortization	-	19,169
Amortization of right of use asset	29,297	-
Stock-based compensation	299,014	116,848
Consultants restricted stock vested	128,750	724,375
Accreted interest on convertible debt	56,546	-
Extinguishment of PPP Loan		(54,100)
Changes in assets and liabilities:
Grants receivable	243,109	32,554
Deposits	(311,582)	(2,150)
Prepaid expenses	(38,739)	(22,583)
Accounts payable and accrued expenses	565,654	355,488
Lease liabilities	(29,297)	-
Net cash used in operating activities	(5,089,465)	(1,793,675)

Cash flows from investing activities:
Purchase of property and equipment	(990,796)	(384,795)
Net cash used in investing activities	(990,796)	(384,795)

Cash flows from financing activities:
Proceeds from notes payable	1,450,000	-
Repayments of notes payable	(19,565)	(4,564)
Proceeds from issuances of common stock, net		2,072,997
Net cash provided by financing activities	1,430,435	2,068,433

Increase in cash	(4,649,826)	(110,037)

Cash, beginning balance	5,736,282	10,560,304

Cash, ending balance	$1,086,456	$10,450,267

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,672	$2,566

Cash paid for income taxes	$-	$-

See accompanying notes to condensed financial statements

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Viewpoint Molecular Targeting, Inc. Notes to Financial Statements, June 30, 2022 and 2021

Note 1 - Nature of the Business and Basis of Presentation

Nature of the Business

Viewpoint Molecular Targeting, Inc. (the Company) is a radiopharmaceutical company developing precision oncology therapeutics and complementary diagnostic imaging agents. Substantially all of the Company’s revenue is from the National Institutes of Health (“NIH”).

Basis of Presentation

The condensed financial statements at June 30, 2022, and for the six months ended June 30, 2022 and 2021, are unaudited. In the opinion of management of the Company, all adjustments, including normal recurring accruals, have been made that are necessary to present fairly the financial position of the Company as of June 30, 2022, and the results of its operations for the six months ended June 30, 2022 and 2021, and its cash flows for the six months ended June 30, 2022 and 2021. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full fiscal year. The balance sheet at December 31, 2021 has been derived from the Company’s audited financial statements at such date. The condensed financial statements and related notes have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. These condensed financial statements should be read in conjunction with the financial statements and other information included elsewhere in this filing.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the ordinary course of business. As reflected in the financial statements, the Company has incurred recurring losses since its inception. During the six months ended June 30, 2022, the Company incurred a net loss of $6,177,715 and used cash in operations of $5,089,465. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to raise additional funds and implement its strategies. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

At June 30, 2022, the Company had cash on hand in the amount of $1,086,456. Subsequent to June 30, 2022 the Company completed a convertible note offering which resulted in cash proceeds of $4,450,000. The Company believes these funds will sustain operations through December 2022. The ability to continue as a going concern is dependent on the Company attaining and maintaining profitable operations in the future and raising additional capital to meet its obligations and repay its liabilities arising from normal business operations when they come due. Since inception, the Company has funded its operations primarily from the receipts of grants from the NIH, and through equity and debt financings and it expects to continue to rely on these sources of capital in the future.

No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our stockholders, in case of equity financing.

Impact of the COVID-19 Pandemic

The worldwide COVID-19 pandemic has caused many governments to implement measures to slow the spread of the outbreak through quarantines, travel restrictions, heightened border security and other measures. The impact of this pandemic has been, and will likely continue to be, extensive in many aspects of society, which has resulted, and will likely continue to result, in significant disruptions to the global economy as well as businesses and capital markets around the world. The future progression of the pandemic and its effects on the Company’s business and operations are uncertain.

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In response to public health directives and orders and to help minimize the risk of the virus to employees, the Company has taken precautionary measures, including implementing work-from-home policies for certain employees. The impact of the virus and variants thereof, including work-from-home policies, may negatively impact productivity, disrupt the Company’s business, and delay its preclinical research and clinical trial activities and its development program timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on the Company’s ability to conduct its business in the ordinary course.

The Company is monitoring the potential impact of the COVID-19 pandemic, including variants thereof, on its business and consolidated financial statements. To date, the Company has not incurred impairment losses in the carrying values of its assets as a result of the pandemic and it is not aware of any specific related event or circumstance that would require it to revise its estimates reflected in these consolidated financial statements.

Note 2 - Significant Accounting Policies

A summary of the Company’s significant accounting policies follows:

Accounting estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Significant estimates are used in the valuation of reserves for recorded receivables, accruals for potential liabilities, valuations of stock-based compensation, and realization of deferred tax assets, among others. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all instruments purchased with a maturity of 3 months or less to be cash equivalents. The Company maintains its cash in bank deposit accounts, which at times, may exceed the insurance limits of the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts.

Grants receivable: Grants receivable is comprised of unbilled amounts due from various grants from the National Institutes of Health ("NIH") for costs incurred prior to the period end under reimbursement contracts. All amounts are readily available for draw from the Federal Government Payment Management System and, accordingly, no allowance for doubtful amounts has been established. If amounts become uncollectible, they are charged to operations.

Equipment: Property and equipment are recorded at cost, less accumulated depreciation and amortization. Property and equipment is depreciated over the estimated useful life of the asset or the term of the lease using the straight-line method, whichever is shorter. Maintenance and repairs are charged to expense as incurred. At the time depreciable property is retired or otherwise disposed of, the related cost and accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is reflected in operations. The Company has determined the estimated useful lives of its property and equipment, as follows:

	Years
Lab equipment	5	-	10
Office equipment	3	-	5

Management assesses the carrying value of property and equipment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If there is indication of impairment, management prepares an estimate of future cash flows expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. For the six months ended June 30, 2022 and 2021, the Company did not recognize any impairments for its property and equipment.

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Income taxes: Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The amount of unrecognized tax benefits is adjusted as appropriate for changes in facts and circumstances, such as significant amendments to existing tax laws, new regulations or interpretations by the taxing authorities, new information obtained during a tax examination, or resolution of an examination.

Research and Development Costs: Research and development expenses are expensed as incurred. Research and development expenses consist of costs incurred to discover, research and develop drug candidates, including compensation-related expenses for research and development personnel, including stock-based compensation expense, preclinical and clinical activities, costs of manufacturing, overhead expenses including facilities and laboratory expenses, materials and supplies, amounts paid to consultants and outside service providers, and depreciation and amortization.

Stock-based compensation: The Company periodically issues stock options to employees and non-employees in non-capital raising transactions for services and for financing costs. The Company accounts for such grants issued and vesting based on ASC 718, Compensation-Stock Compensation whereby the value of the award is measured on the date of grant and recognized for employees as compensation expense on the straight-line basis over the vesting period. The Company recognizes the fair value of stock-based compensation within its Statements of Operations with classification depending on the nature of the services rendered.

The fair value of each option grant is estimated using the Black-Scholes option-pricing model. The Company is a private company and lacks company-specific historical and implied volatility information. Therefore, it estimates its expected stock volatility based on the historical volatility of a publicly traded set of peer companies within the biotechnology industry with characteristics similar to the Company. The expected term of the Company’s stock options has been determined utilizing the “simplified” method for awards that qualify as “plain vanilla” options. The expected term of stock options granted to non-employees is equal to the contractual term of the option award. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Expected dividend yield is zero, based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

During the six months ended June 30, 2022 and 2021, common shares of the Company were not publicly traded. As such, during the period, the Company estimated the fair value of common stock using an appropriate valuation methodology, in accordance with the framework of the American Institute of Certified Public Accountants’ Technical Practice Aid, Valuation of Privately-Held Company Equity Securities Issued as Compensation. Each valuation methodology includes estimates and assumptions that require the Company’s judgment. These estimates and assumptions include a number of objective and subjective factors, including external market conditions, guideline public company information, the prices at which the Company sold its common stock to third parties in arms’ length transactions, the rights, and preferences of securities senior to the Company’s common stock at the time, and the likelihood of achieving a liquidity event such as an initial public offering or sale. Significant changes to the assumptions used in the valuations could result in different fair values of stock options at each valuation date, as applicable.

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Revenue recognition: The Company’s only source of revenue is federal grants. Grant revenue is recognized for the period that the research and development services occur, as qualifying expenses are incurred or conditions of the grants are met. We concluded that payments received under these grants represent conditional, nonreciprocal contributions, as described in ASC 958, Not-for-Profit Entities, and that the grants are not within the scope of ASC 606, Revenue from Contracts with Customers, as the organizations providing the grants do not meet the definition of a customer. Expenses for grants are tracked by using a project code specific to the grant, and the employees also track hours worked by using the project code.

The Company assessed the following federal grants in accordance with Topic 958 and concluded that all represent conditional non-exchange transactions:

			Revenue Recorded During the 6 Months Ended
Federal			June 30,	June 30,
Award Date	Budget Period	Amount	2022	2021
9/20/2019	09/20/2019 - 08/31/2020	$958,108	$-	$-
8/21/2020	09/01/2020 - 08/31/2021	$1,023,920	-	447,022
9/7/2020	09/07/2020 - 08/31/2021	$999,883	-	451,790
9/15/2020	09/15/2020 - 08/31/2021	$997,658	-	612,557
8/3/2021	09/01/2021 - 08/31/2022	$999,883	349,571	-
8/4/2021	09/01/2021 - 08/31/2022	$998,648	396,761	-
Other grants			-	50,000
Total			$746,332	$1,561,370

In September 2019, the Company received a Phase II federal SBIR grant of $958,108 (the “NIH Phase II Grant”) from the National Institutes of Health (the “NIH”). The funds are to be used for a cross over biodistribution study of [203Pb]VMT01 for single photon emission computed tomography (SPECT) and [Ga-68]VMT02 for positron emission tomography (PET) imaging of stage 4 melanoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under the NIH Phase II Grant was $0 and $0 during the six months ended June 30, 2022 and 2021, respectively.

In August 2020, following the satisfactory progress during the initial 12-month term of the above NIH Phase II Grant, the Company was awarded additional funding of $1,023,920 from the NIH. Revenue recognized under the additional funding was $0 and $447,022 during the six months ended June 30, 2022 and 2021, respectively.

In September 2020, the Company received a federal grant (Phase II SBIR) of $999,883 from the NIH. The grant supports the development of GMP peptide manufacturing, pharmacology/toxicology, and scaled radionuclide production and validation of Pb-212 receptor targeted alpha-particle therapy clinical trials for metastatic melanoma. The funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under this grant was $0 and $451,790 during the six months ended June 30, 2022 and 2021, respectively.

In August 2021, following the satisfactory progress during the initial 12-month term of the above metastatic melanoma grant, the Company was awarded additional funding of approximately $999,883 from the NIH. Revenue recognized under the additional funding was $349,571 and $0 during the six months ended June 30, 2022 and 2021, respectively.

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In September 2020, the Company received a federal grant of approximately $997,658 from the NIH. The grant supports preclinical pharmacology, toxicology, biodistribution, dosimetry and radionuclide production and CMC validation of Pb-212 receptor targeted alpha-particle therapy for neuroendocrine tumors. The funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed. Revenue recognized under this grant was $0 and $612,557 during the six months ended June 30, 2022 and 2021, respectively.

In August 2021, following the satisfactory progress during the initial 12-month term of the above neuroendocrine tumor grant, the Company was awarded additional funding of approximately $998,648 from the NIH. Revenue recognized under the additional funding was $396,761 and $0 during the six months ended June 30, 2022 and 2021, respectively.

Net Loss per Common Share: Basic net loss per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflect, in periods in which they have a dilutive effect, the impact of common shares issuable upon exercise of stock options and warrants and conversion of convertible debt that are not deemed to be anti-dilutive. The dilutive effect of the outstanding stock options and warrants is computed using the treasury stock method.

At June 30, 2022, diluted net loss per share did not include the effect of 1,070,443 shares of Common Stock issuable upon the exercise of outstanding warrants; 1,750,000 shares of restricted stock not yet vested; and 7,248,100 shares of Common Stock issuable upon the exercise of outstanding options as their effect would be antidilutive during the periods prior to conversion.

At June 30, 2021, diluted net loss per share did not include the effect of 1,070,443 shares of Common Stock issuable upon the exercise of outstanding warrants; 2,612,198 shares of restricted stock not yet vested; and 2,525,000 shares of Common Stock issuable upon the exercise of outstanding options as their effect would be antidilutive during the periods prior to conversion.

Advertising: The Company follows the policy of recognizing advertising and promotion expenses as incurred. Advertising expenses for the six months ended June 30, 2022 and 2021 were $42,842 and $124,580, respectively.

Leases: The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases and are recorded on the balance sheet as both a right-of-use asset and lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right-of-use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right-of-use asset result in straight-line rent expense over the lease term. Variable lease expenses are recorded when incurred.

Fair Value of Financial Instruments: Fair value is the price that would be received from the sale of an asset or paid to transfer a liability assuming an orderly transaction in the most advantageous market at the measurement date. GAAP establishes a hierarchical disclosure framework that prioritizes and ranks the level of observability of inputs used in measuring fair value. The Company uses a fair value hierarchy with three levels of inputs, of which the first two are considered observable and the last unobservable, to measure fair value:

• Level 1 — Quoted prices in active markets for identical assets or liabilities.

• Level 2 — Inputs, other than Level 1, that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

• Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

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The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, grants receivable, accounts payable, and other payables, approximate their fair values because of the short maturity of these instruments. The carrying values of notes payable and operating lease obligations approximate their fair values because interest rates on these obligations are based on prevailing market interest rates.

Recent accounting pronouncements: In August 2020, the FASB issued accounting pronouncement (ASU 2020-06) related to the measurement and disclosure requirements for convertible instruments and contracts in an entity’s own equity. The pronouncement simplifies and adds disclosure requirements for the accounting and measurement of convertible instruments and the settlement assessment for contracts in an entity’s own equity. As a smaller reporting company, as defined by the U.S. Securities and Exchange Commission (the “SEC”), this pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2023. This ASU, which the Company adopted in 2020, did not have a material effect on the Company’s consolidated financial statements.

Note 3 - Property, Equipment and Leasehold Improvements

As of June 30, 2022 and December 31, 2021, property, equipment and leasehold improvements consisted of the following:

	June 30,	December 31,
	2022	2021
Lab Equipment	$1,536,374	$836,433
Research and Development Equipment	107,608	107,608
Computer Hardware	147,864	100,425
Office Furniture & Fixtures	78,517	55,110
Leasehold Improvements	34,640	34,640
Construction in Progress	501,878	281,868
Total property, plant and equipment	2,406,881	1,416,084
Less accumulated depreciation	(376,542)	(231,044)
Property, plant and equipment, net	$2,030,339	$1,185,040

Depreciation expense for the six months ended June 30, 2022 and 2021 was $145,498 and $38,598, respectively.

For the six months ended June 30, 2022, $123,591 of depreciation is included in research and development (“R&D”) expenses and $21,907 of depreciation is included in general and administrative (“G&A”) expenses.

For the six months ended June 30, 2021, $33,169 of depreciation is included in R&D expenses and $5,429 of depreciation is included in G&A expenses.

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Note 4 - Accounts Payable and Accrued Expenses

As of June 30, 2022 and December 31, 202, accounts payable and accrued expenses consisted of the following:

	June 30,	December 31,
	2022	2021
Trade payables	$867,829	$418,353
Accrued expenses	135,169	523,955
Accrued payroll	1,088,740	606,916
Accrued interest	23,344	203
Total accounts payable and accrued expenses	$2,115,082	$1,549,427

Note 5 - Leases

The Company leases its office and research facilities under operating leases which are subject to various rent provisions expiring at various dates through 2023.

The Company adopted ASU 2016-02, Leases, on January 1, 2021. As of June 30, 2022 and December 31, 2021, a right of use asset and a corresponding lease liability of $45,624 and $74,921, respectively, were recorded on the balance sheet based upon the present value of the future base payments discounted at a 6% discount rate using the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term and amount equal to the lease payments in a similar economic environment as the lease does not provide an implicit discount rate. The weighted average remaining term and discount rate as of June 30, 2022 was 0.75 years and 6%, respectively. The weighted average remaining term and discount rate as of December 31, 2021 was 1.25 years and 6%, respectively.

For the six months ended June 30, 2022 and 2021, lease expense amounted to $85,597 and $29,844, respectively, and is included in general & administrative expenses.

The following table presents the future operating lease payments and lease liability included on the balance sheet related to the Company’s operating lease as of June 30, 2022 and December 31, 2021:

	June 30,	December 31,
	2022	2021
2022 (balance of year)	$31,026	$62,052
2023	15,513	15,513
Total lease payments	46,539	77,565
Less imputed interest	(915)	(2,644)
Total Lease Liability	45,624	74,921
Less current portion	(45,624)	(60,382)
Non-current Lease Liability	$-	$14,539

Note 6 - Notes Payable

Notes payable as of June 30, 2022 and December 31, 2021 are as follows:

	June 30,	December 31,
	2022	2021
Note payable	$62,143	$81,708
Less: current portion	(38,598)	(38,719)
Notes payable – long-term portion	$23,545	$42,989

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Maturities of notes payable as of June 30, 2022 are as follows:

2022 (balance of the year)	$19,154
2023	42,989
$62,143

On July 19, 2019, the Company entered in a promissory note agreement with IEDA for $100,000 at 3% interest rate to be paid over 36 monthly payments of $3,328 beginning on the first day of the first month following the Company closing on a $1 million equity round. Final payment may vary depending upon date payments commence and are received. The loan was granted as a form of financial assistance to the Company from IEDA. Outstanding loan was $62,143 and $81,013, respectively, as of June 30, 2022 and December 31, 2021.

Note 7 - Convertible Notes Payable

As of June 30, 2022, pursuant to a note purchase agreement (the “Note Purchase Agreement”) entered into by and among the Company and certain investors, dated February 24, 2022, the Company sold and issued unsecured convertible promissory notes in the aggregate principal amount and gross proceeds of $1,450,000 (collectively, the “2022 Notes”).

The 2022 Notes mature on December 31, 2023 and bear interest at a rate of 6% per annum. In addition, the 2022 Notes may not be prepaid by the Company without the written consent of the investors who at the time referenced hold notes representing a majority of the principal amount of all outstanding notes (the “Majority Investors”). The 2022 Notes contain a number of customary events of default, including but not limited to, failure to pay interest and/or principal when due; bankruptcy and/or insolvency of the Company.

The 2022 Notes are convertible as follows:

•         If the Company sells equity securities (“Equity Securities”) in a transaction or series of related transactions resulting in aggregate gross cash proceeds of at least $10 million, excluding conversion of the 2022 Notes and any other indebtedness (a “Qualified Financing”), then the 2022 Notes, and any accrued but unpaid interest thereon, will automatically convert into the Equity Securities issued in the Qualified Financing at 80% of the cash price per share paid by the other purchasers of such Equity Securities in the Qualified Financing.

•         In the event that a Change of Control (as defined in the Note Purchase Agreement) is consummated prior to repayment or conversion of the 2022 Notes, the Majority Investors, in their discretion, may elect either to (a) declare that the 2022 Notes shall become due and payable immediately prior to the closing of the Change of Control and receive in payment thereof an amount equal to the outstanding principal amount of the 2022 Notes, plus all accrued but unpaid interest thereon or (b) convert the outstanding principal amount of, and all accrued but unpaid interest on, the 2022 Notes into shares of common stock of the Company at a conversion price equal to the lower of (i) $1.05 per share or (ii) 80.0% of the price per share paid to holders of the Company’s common stock in such Change of Control. Since these convertible notes are treated as share settlement debt, the Company has accreted the value of the convertible notes to their expected conversion into equity. At June 30, 2022 this accretion, which was included in convertible debt on the balance sheet, was $56,546.

Note 8 - Warrants

In connection with the closing of the November 2020 Private Offering, the Company issued placement agent warrants to purchase an aggregate of 1,070,443 shares of Common Stock. These placement agent warrants were issued between November 24, 2020 and December 31, 2020, vested immediately, are exercisable at $0.83 per share, and expire seven years from issuance.

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Warrant transactions for the six months ending June 30, 2022 and 2021 were as follows:

		Exercise	Weighted
		Price Per	Average
	Warrants	Share	Exercise Price

Warrants outstanding and exercisable at January 1, 2021	1,070,443	$0.83	$0.83

Granted during the period	-	$0.00	$0.00
Expired during the period	-	-	-
Exercised during the period	-	-	-
Warrants outstanding and exercisable at June 30, 2021	1,070,443	$0.83	$0.83

Warrants outstanding and exercisable at January 1, 2022	1,070,443	$0.83	$0.83

Granted during the period	-	-	-
Expired during the period	-	-	-
Exercised during the period	-	-	-
Warrants outstanding and exercisable at June 30, 2022	1,070,443	$0.83	$0.83

Warrants exercisable at June 30, 2022 were as follows:

	Number of	Weighted Average	Weighted
	Shares Under	Remaining Contract	Average
Exercise Price	Warrants	Life in Years	Exercise Price
$0.83	1,070,443	5.44	$0.83
Total	1,070,443	5.44	$0.83

As of June 30, 2022, the outstanding and exercisable warrants have no aggregate intrinsic value. The aggregate intrinsic value was calculated as the difference between the share price as of June 30, 2022, which was $0.83, and the exercise price of the Company’s warrants to purchase common stock.

Note 9 - Stock-Based Compensation

a)    Stock Options

The Company’s 2018 Equity Incentive Plan (the Plan), authorizes 8,000,000 options of common stock options to employees, executives, or directors from time to time, as determined by the Board. In consideration of the services to be performed by the employee, executive, or director, the Company issues awards upon the terms and conditions set forth in the Plan. Options granted vest over a period ranging from three to four years from the date of grant, provided that the recipient remains continuously and actively employed with the Company through the vesting dates. The options expire ranging from five and a half to seven years after the grant date and may be exercised at any time desired by the recipient after vesting. Upon termination of an option holder, vested options must be exercised within a contractually specified time period, or they will be forfeited.

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As required by the Financial Accounting Standards Board (FASB), the Company estimated the fair value of the stock option grants under the Black-Scholes valuation model and the straight-line attribution approach with the following assumptions during the six months ended June 30, 2022 and 2021:

	June 30,			June 30,
	2022			2021
Stock price		$0.83			$0.83
Contractual term (in years)		7		5.5	-	7
Volatility		70%			97%
Risk-free interest rate	1.20%	-	2.81%	0.10%	-	0.49%
Dividend yield		0%			0%

The Company does not expect to declare dividends. As a privately held company without actively traded securities to assist in determining a rate of volatility, the Company selected similar entities in the industry. The risk-free interest rate is based on the U.S. Treasury bill rate in effect at the date of grant.

A summary of option activity under the Plan as of June 30, 2022 and 2021, and changes during the six months then ended, is presented below:

	Number	Average	Remaining Contract
	of Shares	Exercise Price	Life in Years

Stock options outstanding at January 1, 2021	1,025,000	$0.50	5.51

Granted during the period	1,525,000	$0.83	6.72
Expired during the period	-	-	-
Exercised during the period	-	$-	-
Stock options outstanding at June 30, 2021	2,550,000	$0.70	6.04

Stock options outstanding at January 1, 2022	3,030,000	$0.72	5.70

Granted during the period	4,218,100	$0.40	6.82
Expired during the period	-	-	-
Exercised during the period	-	-	-
Stock options outstanding at June 30, 2022	7,248,100	$0.53	6.14

During the six months ended June 30, 2022 and 2021, the Company granted options to purchase 4,218,100 and 1,525,000 shares of common stock, respectively. The fair value of the shares granted were $2,745,574 and $837,869, respectively, during the six months ended June 30,2022 and 2021. During the six months ended June 20, 2022 and 2021, 526,816 and 262,500 shares vested, respectively, and the Company recognized stock compensation of $299,014 and $116,848, respectively, during the six months ended June 30, 2022 and 2021 pertaining to the vesting of the options. At June 30, 2022, there was $3,343,137 of unrecognized compensation expense that is expected to be recognized over 3.23 years.

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b)    Restricted Common Stock

The following table summarizes restricted stock activity during the six months ended June 30, 2022 and 2021:

			Weighted
			Average
	Number of		Grant Date
	Shares	Fair Value	Fair Value
Non-vested, January 1, 2021
Granted	3,500,000	$2,905,000	$0.83
Vested	(887,802)	(724,374)	0.83
Forfeited	-	-	-
Non-vested, June 30, 2021	2,612,198	$2,180,626	$0.83

Non-vested, January 1, 2022
Granted	1,905,121	$1,581,250	$0.83
Vested	(155,121)	(128,750)	0.83
Forfeited	-	-	-
Non-vested, June 30, 2022	1,750,000	$1,452,500	$0.83

Prior to January 1, 2022, the Company issued 3,680,723 shares of restricted stock to employees and consultants. 1,055,723 of these shares vest over one year and 2,625,000 shares will vest over certain milestones. Unvested shares remain subject to forfeiture if vesting conditions are not met. The aggregate fair value of the stock awards was $3,055,000 based on the market price of our common stock price which was $0.83 per share on the dates of grants and is amortized as shares vest.

The total fair value of restricted common stock vesting during the six months ended June 30, 2022 and 2021 was $128,750 and $724,374, respectively, and is included in general and administrative expenses in the accompanying statements of operations. As of June 30, 2022, the amount of unvested compensation related to issuances of restricted common stock was $1,452,500, which will be recognized as an expense in future periods as the shares vest. When calculating basic loss per share, these shares are included in weighted average common shares outstanding from the time they vest. When calculating diluted net income per share, these shares are included in weighted average common shares outstanding as of their grant date.

Note 10 - Related Party Transactions

The Company had expense of approximately $20,950 and $45,873, respectively, for the six months ended June 30, 2022 and 2021 with a related party of a member of the board of directors of the Company.

Note 11 - Subsequent Events

The Company has evaluated all subsequent events through October 20, 2022, the date the financial statements were available to be issued. Through this date, there were no events requiring disclosure other than the items noted below:

2022 Convertible Notes Offering

Through October 20, 2022, the Company received gross proceeds of $4,450,000 from additional sales of the 2022 Notes.

Federal Grants

In June 2022, the Company was awarded a grant in the amount of $976,668 (the “NIH SBIR Grant”) from the National Institutes of Health (the “NIH”). The funds are to be used for combining receptor-targeted alpha particle therapy and immunotherapy to achieve complete responses in metastatic melanoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed over the budget period 07/01/2022 to 05/31/2023.

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In August 2022, the Company was awarded an additional grant in the amount of $990,225 from the NIH. The funds are to be used for image-guided dosimetry-based alpha particle therapy for neuroblastoma. The grant funds will be received by the Company in the form of periodic cost reimbursements as the underlying research and development activities are performed over the budget period of 08/04/2022 to 07/31/2023.

2022 Stock Option Grants

Through October 20, 2022, the Company issued an additional 450,000 stock options to employees under its Equity Incentive Plan at a strike price of $0.40 per share.

Agreement and Plan of Merger

On September 27, 2022, the Company entered into a definitive agreement to merge with Isoray, Inc (NYSE AMERICAN: ISR), a medical technology company and innovator in seed brachytherapy.

Under the terms of the agreement, a newly formed wholly owned subsidiary of Isoray will merge with and into Viewpoint, with Viewpoint continuing as the surviving corporation and a wholly owned subsidiary of Isoray. At the effective time of the merger, each issued and outstanding share of common stock of Viewpoint will be converted into the right to receive 3.3212 shares of Isoray common stock. Other than cash paid in lieu of fractional shares, there will be no cash consideration paid in connection with the merger. Following completion of the merger, the stockholders of Viewpoint will own 49% of the fully diluted outstanding capital stock of Isoray.

The merger is subject to approval by the shareholders of Viewpoint along with other customary closing conditions including receipt by Isoray of any necessary governmental or regulatory approvals. Upon closing, the size of Isoray's board of directors will increase to 5 with 2 directors to be designated by Viewpoint and 3 directors to be designated by Isoray. Lori Woods will be one of the directors appointed by Isoray and will serve as the chairperson. Thijs Spoor, Viewpoint's current CEO, will be one of the directors appointed by Viewpoint and will serve as Isoray's CEO.

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